As filed with the Securities and Exchange Commission on September 9, 2016

Securities Act File No. 333-212807

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 2 ☒

The Hartford Mutual Funds II, Inc.

(Exact Name of Registrant as Specified in Charter)

P.O. Box 2999, Hartford, Connecticut  01604-2999
(Address of Principal Executive Offices) (Zip Code)

1-610-386-4068

(Registrant’s Area Code and Telephone Number)

Alice A. Pellegrino, Esq.

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

With copies to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on September 9, 2016, pursuant to Rule 485(b)

under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Schroder Series Trust

Schroder Absolute Return EMD and Currency Fund

Schroder Broad Tax-Aware Value Bond Fund

Schroder Emerging Market Equity Fund

Schroder Emerging Markets Multi-Sector Bond Fund

Schroder International Multi-Cap Value Fund

Schroder Global Multi-Asset Income Fund

Schroder Global Strategic Bond Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Capital Funds (Delaware)

Schroder International Alpha Fund

Schroder U.S. Opportunities Fund

To be held October 11, 2016

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each a “Target Fund”) will be held at 10:00 am Eastern Time on October 11, 2016, at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th Floor, New York, NY 10036-8704. At the Meeting, shareholders will consider the following proposals with respect to their Target Fund:

1.              Approval of the Reorganizations — Proposals 1-10

To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among each of Schroder Series Trust and Schroder Capital Funds (Delaware), on behalf of their respective Target Funds and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each corresponding Acquiring Fund listed in the table below, Schroder Investment Management North America Inc. (“SIMNA”), and Hartford Funds Management Company, LLC (“HFMC”), pursuant to which each Target Fund will transfer all of its assets to the corresponding Acquiring Fund, in exchange for shares of the designated classes of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. Shares of each class of the Acquiring Fund will be distributed proportionately to shareholders of the corresponding class of the Target Fund.

Shareholders of each Target Fund will vote separately on the Reorganizations.

Target Fund	Acquiring Fund	Proposal #
Schroder Absolute Return EMD and Currency Fund	Hartford Schroders Emerging Markets Debt and Currency Fund	1
Schroder Broad Tax-Aware Value Bond Fund	Hartford Schroders Tax-Aware Bond Fund	2
Schroder Emerging Market Equity Fund	Hartford Schroders Emerging Markets Equity Fund	3
Schroder Emerging Markets Multi-Sector Bond Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund	4
Schroder International Alpha Fund	Hartford Schroders International Stock Fund	5
Schroder International Multi-Cap Value Fund	Hartford Schroders International Multi-Cap Value Fund	6
Schroder Global Multi-Asset Income Fund	Hartford Schroders Income Builder Fund	7
Schroder Global Strategic Bond Fund	Hartford Schroders Global Strategic Bond Fund	8
Schroder U.S. Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund	9
Schroder U.S. Small and Mid Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund	10

2.              Other Business

To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Please take the time to read the enclosed combined proxy statement/prospectus. It discusses these proposals in more detail. If you were a shareholder as of the close of business on August 24, 2016, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Target Funds’ proxy solicitor at (800) 713-9968. It is important that you vote. The Board of Trustees of each Target Fund recommends that you vote FOR its Reorganization.

By order of the Boards of Trustees

/s/ Mark A. Hemenetz	/s/ Abby Ingber
Mark A. Hemenetz	Abby Ingber
President	Secretary/Clerk
September 9, 2016	September 9, 2016

COMBINED PROXY STATEMENT/PROSPECTUS

September 9, 2016

PROXY STATEMENT FOR:

Schroder Series Trust

Schroder Absolute Return EMD and Currency Fund

Schroder Broad Tax-Aware Value Bond Fund

Schroder Emerging Market Equity Fund

Schroder Emerging Markets Multi-Sector Bond Fund

Schroder International Multi-Cap Value Fund

Schroder Global Multi-Asset Income Fund

Schroder Global Strategic Bond Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Capital Funds (Delaware)

Schroder International Alpha Fund

Schroder U.S. Opportunities Fund

(each a “Target Fund”)

PROSPECTUS FOR:

The Hartford Mutual Funds II, Inc.

Hartford Schroders Emerging Markets Debt and Currency Fund

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders Income Builder Fund

Hartford Schroders Global Strategic Bond Fund

Hartford Schroders US Small/Mid Cap Opportunities Fund

Hartford Schroders International Stock Fund

Hartford Schroders US Small Cap Opportunities Fund

This is a brief overview of the reorganizations and certain other actions proposed for your fund. We encourage you to read the full text of the enclosed combined proxy statement/prospectus.

Q: What is being proposed?

Shareholders of each of the Target Funds listed above are being asked to vote on the proposed reorganization (each, a “Reorganization”) of their Target Fund into a newly-formed corresponding series of The Hartford Mutual Funds II, Inc. (“HMF II” and each such newly formed series thereof, an “Acquiring Fund”):

Target Fund	Acquiring Fund
Schroder Absolute Return EMD and Currency Fund	Hartford Schroders Emerging Markets Debt and Currency Fund
Schroder Broad Tax-Aware Value Bond Fund	Hartford Schroders Tax-Aware Bond Fund
Schroder Emerging Market Equity Fund	Hartford Schroders Emerging Markets Equity Fund
Schroder Emerging Markets Multi-Sector Bond Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Schroder International Alpha Fund	Hartford Schroders International Stock Fund
Schroder International Multi-Cap Value Fund	Hartford Schroders International Multi-Cap Value Fund
Schroder Global Multi-Asset Income Fund	Hartford Schroders Income Builder Fund
Schroder Global Strategic Bond Fund	Hartford Schroders Global Strategic Bond Fund
Schroder U.S. Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund

More specifically, in each proposed Reorganization a Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the class of the Acquiring Fund shown below:

Target Fund Class	Acquiring Fund Class
R6 Shares	Class SDR
Investor Shares	Class I*
Advisor Shares	Class A

* Eligible investors in Investor Shares of Schroder Broad Tax-Aware Value Bond Fund with a minimum investment balance of $5 million on the closing date of the Reorganization involving Schroder Broad Tax-Aware Value Bond Fund will have their Acquiring Fund Class I shares converted into Class SDR shares of the Acquiring Fund immediately after the Reorganization.

Each Acquiring Fund will issue shares of each class of such Acquiring Fund (“Acquisition Shares”) that have an aggregate net asset value equal to the aggregate net asset value of each corresponding class of shares of each applicable Target Fund outstanding immediately before the Reorganization.  Accordingly, each shareholder of a Target Fund at the time of the Reorganization will receive shares of the corresponding class of shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Target Fund immediately before the Reorganization. (The Target Funds and the Acquiring Funds are referred to individually or collectively as a “Fund” or the “Funds.”)  Please see “Additional Information About Each Reorganization — Terms of Each Reorganization” for more information.

HMF II’s Board of Directors has approved the engagement of Schroder Investment Management North America Inc. (“SIMNA”), the Target Funds’ current investment adviser, as the subadviser to the Acquiring Funds and the engagement of Schroder Investment Management North America Limited (“SIMNA Ltd.”), the current subadviser to certain Target Funds, as the sub-subadviser to the corresponding Acquiring Funds. The portfolio managers who are primarily responsible for the day-to-day portfolio management of the Target Funds are expected to serve in the same capacities for the Acquiring Funds.  SIMNA and SIMNA Ltd. together will be referred to herein as “Schroders.”

Q: How will the Reorganizations work?

On June 1, 2016, Schroder Series Trust and Schroder Capital Funds (Delaware) (each a “Schroders Trust”) announced that the Board of Trustees of each Schroders Trust had approved an Agreement and Plan of Reorganization (the “Agreement”) with HMF II to reorganize the Target Funds into the Acquiring Funds. Each Acquiring Fund is a new series of HMF II that was created specifically for the purpose of acquiring the assets and liabilities of its corresponding Target Fund.  The Agreement provides for: (i) the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund of equal aggregate net asset value; (ii) the assumption by the Acquiring Fund of all the Target Fund’s liabilities; (iii) the distribution by the Target Fund (or, at the Target Fund’s option, by the Acquiring Fund) of the shares of designated classes of the corresponding Acquiring Fund to the shareholders of the corresponding class of the applicable Target Fund; and (iv) the termination, dissolution and complete liquidation of the Target Fund as soon as practicable after the closing.

It is not expected that the proposed Reorganizations will result in a reduction in the level or quality of advisory services that the shareholders of the Acquiring Funds will receive compared to the advisory services they currently receive as shareholders of the Target Funds. In addition, the investment objectives, strategies and policies of each Target Fund and its corresponding Acquiring Fund are substantially similar.  While there are some differences in the management fees and expected expense ratios for the Acquiring Funds as compared to the Target Funds, as discussed below, Hartford Funds Management Company, LLC (“HFMC”) has agreed to limit each Acquiring Fund’s total operating expenses at the same level as limits currently applicable to the corresponding Target Fund’s total operating expenses for two years after the closing of the Reorganization.  Please see “Reorganization Proposals — Comparison of Fees and Expenses” below for more information.

Q: Who will manage the Acquiring Funds following the Reorganizations?

It is proposed that HFMC will serve as investment adviser to the Acquiring Funds and that, following the Reorganizations, SIMNA, the Target Funds’ current investment adviser, will serve as subadviser to each of the Acquiring Funds pursuant to a subadvisory agreement with HFMC.  SIMNA Ltd., which currently serves as the subadviser to certain Target Funds, will serve as sub-subadviser to the corresponding Acquiring Funds pursuant to a sub-subadvisory agreement with SIMNA.  In contrast, SIMNA currently serves as the investment adviser for the Target Funds and its affiliate, SIMNA Ltd., currently serves as subadviser to certain Target Funds.

The investment management arrangements for the Acquiring Funds are structured differently from those of the Target Funds.  HFMC relies on an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) for certain funds (including the Acquiring Funds) under which it uses a “manager of managers” structure (the “Hartford Order”).  The Hartford Order permits HFMC,

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subject to the approval of the HMF II Board, to hire or replace a subadviser, and modify any existing or future subadvisory agreement with a subadviser without obtaining shareholder approval (though a shareholder vote is still required to replace HFMC with another investment adviser).  As the Target Funds do not employ subadvisers that are not affiliated with SIMNA, they do not have a similar exemptive order.

Despite these structural differences, the Reorganizations are not expected to result in any changes to the portfolio managers who are responsible for day-to-day investment of the assets of the Funds.  Please see “Reorganization Proposals — Additional Information about Each Reorganization — Manager of Managers Structure — Hartford Funds” below for more information.

Q: Why did SIMNA propose the Reorganizations to the Board?

SIMNA, the Target Funds’ investment adviser, believes that reorganizing the Target Funds into the Acquiring Funds is in the best interest of each Target Fund and its shareholders as it will combine the strengths of two organizations. Specifically, SIMNA believes that the Reorganizations, by combining Schroders’ investment expertise with the experience and extensive distribution resources in the U.S. market of HFMC and its affiliates, will provide each Target Fund with greater potential to attract additional assets and will potentially allow shareholders to benefit from economies of scale, including those that may be achieved by spreading certain fixed costs across the larger asset base of the mutual fund complex advised by HFMC (collectively, “Hartford Funds”).  SIMNA believes that these benefits may serve to reduce the Funds’ expenses over time.  In addition, HFMC’s parent organization, Hartford Financial Services Group, Inc., has a long-term philosophical business approach similar to that of Schroders, with both organizations carrying a rich history and heritage dating back over 200 years.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

With respect to each Acquiring Fund, HFMC has contractually agreed to establish an expense reimbursement agreement applicable to the various share classes of each of the Acquiring Funds, under which HFMC will reimburse each Acquiring Fund’s expenses such that the total fund operating expenses of each class of shares of each Acquiring Fund will not exceed the cap of the corresponding share class of the Target Fund as set forth in each Target Fund’s current expense limitation agreements for two years following the closing of the Reorganizations.  Therefore, following the Reorganizations, the Target Fund shareholders will not experience an increase in fees and expenses with respect to their investment in an Acquiring Fund for at least two years (not including any increase in taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses).  Following the expiration of the two year expense reimbursement agreement, it is possible that the total annual fund operating expenses of certain share classes of an Acquiring Fund may be higher than the total annual fund operating expenses of the corresponding share class of its Target Fund, based in part on the asset size of the Acquiring Fund at that time.  As discussed further in the enclosed proxy statement, after the expiration of the two year expense reimbursement agreement, it is currently anticipated that the expense caps of the corresponding Acquiring Funds into which the following Target Funds are proposed to be reorganized may increase, which may result in increased net total operating expenses of these Acquiring Funds unless these Acquiring Funds are able to significantly increase their current asset size: Schroder International Multi-Cap Value Fund, Schroder Tax-Aware Value Bond Fund, Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund.  These anticipated subsequent expense caps are not assured, however, and are subject to change.

In addition, the management fee paid by the Acquiring Funds may differ from the management fee of the Target Funds.  Specifically, the contractual management fee rate for an Acquiring Fund may be higher or lower than the contractual management fee rates that are currently in place for its corresponding Target Fund.  The contractual management fee rates for Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Income Builder Fund, and Hartford Schroders Global Strategic Bond Fund, excluding consideration of breakpoints that are being introduced, are higher than the management fee rates that are currently in place for the corresponding Target Funds.  The contractual management fee rates for Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders US Small/Mid Cap Opportunities Fund, Hartford Schroders International Stock Fund, and Hartford Schroders US Small Cap Opportunities Fund are lower than the management fee rates that are currently in place for the corresponding Target Funds.  All Acquiring Funds will be subject to a two-year expense limitation agreement as described above.  Please see “Reorganization Proposals — Comparison of Fees and Expenses” and “Reorganization Proposals — Comparison of Investment Advisers and Distributors” below for more information.

Q: Will I have to pay any sales charges, contingent deferred sales charges or redemption/exchange fees in connection with a Reorganization?

No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with a Reorganization. The Acquiring Funds’ Class A shares sales charges (including front-end sales charges and CDSCs) will not apply to investors who held Advisor Shares of a corresponding Target Fund prior to the date of

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the Reorganization and received Class A shares of the Acquiring Fund as a result of the Reorganization, including, with respect to additional purchases of Class A shares by the same account.  See “How Sales Charges Are Calculated” and “Sales Charge Reductions and Waivers” in Exhibit A below.

Q: How do the share purchase, redemption and exchange procedures of the Acquiring Funds compare to those of the Target Funds?

The share purchase, redemption and exchange procedures of the Acquiring Funds are similar to those of the Target Funds. For more information concerning the share purchase, redemption and exchange procedures of the Target Funds and the Acquiring Funds, please see the section entitled “Comparison of Policies for Buying and Selling Shares” and Exhibit A below.

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close on or about October 21, 2016.

Q: Are there costs or tax consequences of the Reorganizations?

You are not expected to pay any costs, expenses or sales charges in connection with the Reorganizations. Each Reorganization is expected to qualify as tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not, and the Target Fund generally will not, recognize any gain or loss as a direct result of a Reorganization for U.S. federal income tax purposes. It is possible, but not expected, that a Reorganization will cause a Target Fund to incur capital gains taxes under foreign law on a Fund’s positions in foreign securities.

Completion of a Reorganization of a Target Fund holding securities in certain foreign jurisdictions may cause a Target Fund or an Acquiring Fund to incur stamp tax or other transfer costs or expenses. Schroder and/or HFMC may in their sole discretion agree (although they are not obligated) to pay stamp taxes and other transfer costs and expenses of a Fund; they are not obligated or expected to pay any capital gains taxes imposed on a Fund, though these are not expected. The Board of a Target Fund may in its discretion determine, in light of any such costs or expenses not paid by Schroder or HFMC or any taxes related to a Reorganization, to terminate the Reorganization in respect of a Fund rather than have the Fund or its shareholders bear those costs.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR the Reorganization of your Target Fund.

In approving the proposed Reorganizations, and recommending their approval by shareholders, the Board considered a number of factors which are discussed in greater detail in the enclosed Joint Proxy Statement.  Among the factors considered, the Board took into account that SIMNA and its affiliates have advised the Board that it has come to the conclusion that the Target Funds, taken together, have not reached meaningful scale, despite significant efforts by Schroders plc and its affiliates (“Schroders”) to grow the Target Funds. SIMNA has also advised the Board that it believes that the low level of assets of certain of the Target Funds has resulted in limited future growth opportunities for those Target Funds within distribution platforms. SIMNA advised the Board that it was no longer willing to bear the significant economic costs in maintaining the Target Funds’ current expense ratios without a realistic chance of realizing significant growth in the Target Funds in the near term. As a result, SIMNA advised the Board that it considered a number of options, including the possible liquidation of the Target Funds, joint venture opportunities, acquisitions and enhanced organic growth scenarios.  The Board took into account that Schroders had determined not to incur the significant additional costs that would be required to realistically implement an enhanced organic growth strategy and that the Reorganizations were the most attractive options available that would result in the continued operation of the Target Funds for their shareholders.  SIMNA advised the Board that it believes that reorganizing your Target Fund into an investment company with substantially similar investment policies that is part of Hartford Funds and is advised by HFMC, subadvised by SIMNA and sub-subadvised by SIMNA Ltd., where applicable, offers potential benefits to shareholders and is in the best interest of each Target Fund and its shareholders. These potential benefits include:

•                  Potential to attract additional assets and benefit from greater potential economies of scale, which may serve to reduce per share operating expenses over time;

•                  Continuity of portfolio management and portfolio management teams, because SIMNA will be subadviser to the Acquiring Funds and, where applicable, SIMNA Ltd. will be sub-subadviser to the Acquiring Funds;

•                  Hartford Funds’ experience and resources in overseeing unaffiliated subadvisers and administering and distributing mutual funds; and

•                  Access to additional investment options, by virtue of certain exchange rights, within the Hartford Funds fund complex.

The Board, in considering these recommendations, also considered that the proposed Reorganizations, on the terms proposed to them at their meetings, were preferable to the liquidation of the Target Funds as they will permit shareholders who wish to remain invested in the Target Funds to do so without the realization of capital gains or losses for U.S. federal income tax purposes that would result from a liquidation.  Shareholders who do not wish to remain invested after the Reorganization will be able to redeem their shares without the imposition of any sales charge or CDSC.  Please see “Board Considerations Relating to the Proposed Reorganizations” below for more information on the reasons for the Reorganizations and the Board deliberations.

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Q: How do I vote?

You can vote in one of four ways:

•                  By telephone (call the toll free number listed on your proxy card)

•                  By internet (log on to the internet site listed on your proxy card)

•                  By mail (using the enclosed postage prepaid envelope)

•                  In person at the shareholder meeting scheduled to occur at 10:00 am Eastern Time on October 11, 2016, at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th Floor, New York, NY 10036-8704.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Is my vote important?

Absolutely! While the Board has reviewed the proposed Reorganization of each Target Fund and recommends that you approve it, these proposals cannot go forward without the approval of shareholders. Until sufficient votes have been obtained to approve or disapprove the proposed Reorganization, a Target Fund will continue to contact shareholders asking them to vote.

We encourage you to read the enclosed combined proxy statement/prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the combined proxy statement/prospectus, please call the Target Funds’ proxy solicitor, toll free at (800) 713-9968.  If you have any questions about voting procedures, please call the number listed on your proxy card.

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COMBINED PROXY STATEMENT/PROSPECTUS

PROXY STATEMENT FOR:

Schroder Series Trust

Schroder Absolute Return EMD and Currency Fund

Schroder Broad Tax-Aware Value Bond Fund

Schroder Emerging Market Equity Fund

Schroder Emerging Markets Multi-Sector Bond Fund

Schroder International Multi-Cap Value Fund

Schroder Global Multi-Asset Income Fund

Schroder Global Strategic Bond Fund

Schroder U.S. Small and Mid Cap Opportunities Fund

Schroder Capital Funds (Delaware)

Schroder International Alpha Fund

Schroder U.S. Opportunities Fund

PROSPECTUS FOR:

The Hartford Mutual Funds II, Inc.

Hartford Schroders Emerging Markets Debt and Currency Fund

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders Income Builder Fund

Hartford Schroders Global Strategic Bond Fund

Hartford Schroders US Small/ Mid Cap Opportunities Fund

Hartford Schroders International Stock Fund

Hartford Schroders US Small Cap Opportunities Fund

Dated September 9, 2016

This document is a proxy statement for each Target Fund (as defined below) and a prospectus for each Acquiring Fund (as defined below). The address and telephone number of each Target Fund is 875 Third Avenue, 22nd Floor, New York, New York 10022 and (212) 641-3800. The address of each Acquiring Fund is 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087. This combined proxy statement/prospectus and the enclosed proxy card were first mailed to shareholders of each Target Fund beginning on or about September 12, 2016. This combined proxy statement/prospectus contains information you should know before voting on the following proposal with respect to your Target Fund. You should retain this document for future reference.

1.              Approval of the Reorganizations — Proposals 1-10

To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among each of Schroder Series Trust and Schroder Capital Funds (Delaware), on behalf of their respective Target Funds, The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each corresponding Acquiring Fund listed in the table below, Schroder Investment Management North America Inc. (“SIMNA”), and Hartford Funds Management Company, LLC (“HFMC”), pursuant to which each Target Fund will transfer all of its assets to the corresponding Acquiring Fund, in exchange for shares of the designated classes of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. Shares of each class of the Acquiring Fund will be distributed proportionately by the Target Fund (or, at the Target Fund’s option, by the Acquiring Fund) to shareholders of the corresponding class of the Target Fund.

Shareholders of each Target Fund will vote separately on the Reorganizations.

Target Fund	Acquiring Fund	Proposal #
Schroder Absolute Return EMD and Currency Fund	Hartford Schroders Emerging Markets Debt and Currency Fund	1
Schroder Broad Tax-Aware Value Bond Fund	Hartford Schroders Tax-Aware Bond Fund	2
Schroder Emerging Market Equity Fund	Hartford Schroders Emerging Markets Equity Fund	3
Schroder Emerging Markets Multi-Sector Bond Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund	4
Schroder International Alpha Fund	Hartford Schroders International Stock Fund	5
Schroder International Multi-Cap Value Fund	Hartford Schroders International Multi-Cap Value Fund	6

Target Fund	Acquiring Fund	Proposal #
Schroder Global Multi-Asset Income Fund	Hartford Schroders Income Builder Fund	7
Schroder Global Strategic Bond Fund	Hartford Schroders Global Strategic Bond Fund	8
Schroder U.S. Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund	9
Schroder U.S. Small and Mid Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund	10

2.              Other Business

To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The proposals will be considered by record shareholders of the Target Funds on August 24, 2016 at a joint special meeting of shareholders (the “Meeting”) that will be held at 10:00 am Eastern Time on October 11, 2016, at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th Floor, New York, NY 10036-8704. Each of the Target Funds and the Acquiring Funds (each a “Fund” and collectively, the “Funds”) is a series of a registered open-end management investment company.

The reorganization of each Target Fund into the corresponding Acquiring Fund (each a “Reorganization”) is conditioned upon receipt of shareholder approval of the Reorganizations relating to all of the other Target Funds. Accordingly, if shareholders of one Target Fund approve its Reorganization, but shareholders of a second Target Fund do not approve that Target Fund’s Reorganization, the Reorganization of the first Target Fund may not take place as described in this combined proxy statement/prospectus unless that condition is waived by the Funds, SIMNA and/or HFMC, as applicable.  If shareholders of any Target Fund fail to approve its Reorganization and the condition is not waived, the Board of Trustees (the “Board”) of each Target Fund(1) will consider what other actions, if any, may be appropriate.

Where to Get More Information

The following documents have been filed with the SEC and are incorporated into this combined proxy statement/prospectus by reference (meaning that they are legally considered a part of this proxy statement/prospectus):

•                  the Statement of Additional Information of the Acquiring Funds relating to the Reorganizations (the “Merger SAI”), dated September 9, 2016;

•                  Schroder Series Trust (SEC file no. 033-65632) and Schroder Capital Funds (Delaware) (SEC file no. 002-34215)

•                  the prospectus of the Target Funds, dated March 1, 2016, as supplemented to date;

•                  the Statement of Additional Information of the Target Funds, dated March 1, 2016, as supplemented to date;

•                  the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Schroder Series Trust and Schroder Capital Funds (Delaware) for the year ended October 31, 2015 and the unaudited financial statements included in the Semi-Annual Report to Shareholders of Schroder Series Trust and Schroder Capital Funds (Delaware) for the period ended April 30, 2016.

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call the Target Funds’ proxy solicitor at (800) 713-9968.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(1)  References to the Board of a Target Fund refer to the Board of Schroder Series Trust or Schroder Capital Funds (Delaware), as applicable.

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Tax Status of the Reorganizations	57

Board Considerations Relating to the Proposed Reorganizations	58

Manager of Managers Structure — Hartford Funds	59

Performance Information of Certain Other Accounts	60

Regulatory Aspects of Derivatives and Hedging Instruments	61

Net Asset Value	62

Fiscal Year End	62

Board Recommendation and Required Vote	62

SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION	63

SECTION C — CAPITALIZATION AND OWNERSHIP OF FUND SHARES	66

Capitalization of Target Funds and Acquiring Funds	66

Ownership of Target Fund and Acquiring Fund Shares	69

Exhibit A — Additional Information Applicable to the Acquiring Funds	A-1

Exhibit B — Comparison of Organizational Documents	B-1

Exhibit C — Financial Highlights	C-1

Exhibit D — Comparison of Fundamental and Non-Fundamental Investment Restrictions	D-1

Exhibit E — Principal Risks of the Funds	E-1

Exhibit F — Form of Agreement and Plan of Reorganization	F-1

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SECTION A — REORGANIZATION PROPOSALS

SUMMARY

The following is a summary of the proposed Reorganizations. More complete information appears further on in this combined proxy statement/prospectus. You should read the entire combined proxy statement/prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•                  Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for Acquisition Shares (defined below) and the assumption by the corresponding Acquiring Fund of all of the Target Fund’s liabilities.

•                  Each Acquiring Fund will issue shares of each class of such Acquiring Fund (“Acquisition Shares”) that have an aggregate net asset value equal to the aggregate net asset value of each corresponding class of shares of each applicable Target Fund outstanding immediately before the Reorganization.  Accordingly, each shareholder of a Target Fund at the time of the Reorganization will receive shares of the corresponding class of shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Target Fund immediately before the Reorganization.  Eligible investors in Investor Shares of Schroder Broad Tax-Aware Value Bond Fund with a minimum investment balance of $5 million on the closing date of the Reorganization involving Schroder Broad Tax-Aware Value Bond Fund will have their Acquiring Fund Class I shares converted into Class SDR shares of the Acquiring Fund immediately after the Reorganization.  For information on the determination of net asset value please see “Additional Information About Each Reorganization — Terms of Each Reorganization” below.

•                  You will not pay any sales charge in connection with the receipt or distribution of Acquisition Shares.  The direct costs associated with the Reorganizations, which are estimated to be approximately $600,000, will be borne by SIMNA and HFMC and, in addition to any stamp tax or other transfer costs or expenses, will not be borne by the shareholders of the Funds.

•                  As part of the Reorganization of your Target Fund, automatic purchases currently set up for your Target Fund account may be transferred to your new Acquiring Fund. Please contact your financial intermediary or plan provider for additional details.

•                  No shareholders of any Target Fund will pay any sales charge to the Target Fund, Acquiring Fund or any of their affiliates in connection with the Reorganization.

•                  After a Reorganization is completed, Target Fund shareholders will be shareholders of the corresponding Acquiring Fund, and the Target Fund will be dissolved.

Tax Consequences

Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Target Fund and the corresponding Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations.” Accordingly, it is expected that Target Fund shareholders will not, and the Target Fund generally will not, recognize any gain or loss for U.S. federal income tax purposes as a direct result of a Reorganization.

At any time prior to a Reorganization, a shareholder may redeem shares of a Target Fund. This would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

A Target Fund shareholder’s aggregate tax basis in Acquisition Shares received in connection with the Reorganization is expected to carry over from the shareholder’s Target Fund shares, and the Target Fund shareholder’s holding period in the Acquisition Shares received in connection with the Reorganization is expected to include the shareholder’s holding period in the Target Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

COMPARISON OF MANAGEMENT AND ORGANIZATION

•                  SIMNA will serve as investment adviser to each Target Fund; HFMC will serve as investment adviser to each Acquiring Fund and SIMNA will serve as subadviser to each Acquiring Fund.

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•                  SIMNA Ltd. serves as subadviser to the following Target Funds and will serve as sub-subadviser to the following Acquiring Funds:

Target Fund	Acquiring Fund

Schroder Absolute Return EMD and Currency Fund	Hartford Schroders Emerging Markets Debt and Currency Fund

Schroder Emerging Market Equity Fund	Hartford Schroders Emerging Markets Equity Fund

Schroder International Alpha Fund	Hartford Schroders International Stock Fund

Schroder International Multi-Cap Value Fund	Hartford Schroders International Multi-Cap Value Fund

Schroder Global Multi-Asset Income Fund	Hartford Schroders Income Builder Fund

Schroder Global Strategic Bond Fund	Hartford Schroders Global Strategic Bond Fund

•                  Both the Target Funds and Acquiring Funds are structured as series of an open-end management investment company. The Target Funds are organized as series of either a Massachusetts business trust (Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder International Multi-Cap Value Fund, and Schroder Global Multi-Asset Income Fund) or Delaware statutory trust (Schroder International Alpha Fund and Schroder U.S. Opportunities Fund), and the Acquiring Funds are each series of a Maryland corporation.

•                  HFMC relies on an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) for certain funds (including the Acquiring Funds) under which it uses a “manager of managers” structure (the “Hartford Order”).  The Hartford Order permits HFMC, subject to the approval of the HMF II Board, to hire or replace subadvisers that are not affiliated with HFMC, and modify any existing or future subadvisory agreement with such subadvisers without obtaining shareholder approval (though shareholder approval is still required to replace HFMC as investment adviser, to materially amend its advisory agreement, to hire or replace any subadviser affiliated with HFMC, or to materially amend any subadvisory agreement with such affiliated subadviser).  This is in contrast to the current arrangement with respect to the Target Funds which do not have such an order and do not involve unaffiliated subadvisers.  Currently, the Target Funds’ Board may terminate the investment adviser or subadviser to the Target Funds without shareholder approval, but the Target Funds’ Board may not replace the investment adviser or subadviser with another party or materially amend a subadvisory agreement without shareholder approval.  Moreover, HFMC and HMF II have applied to the SEC for a new exemptive order that would expand the manager of managers structure to apply to certain subadvisers that may be affiliated with HFMC.  The sole initial shareholder of each Acquiring Fund will have approved the operation of the Acquiring Fund under any manager of managers structure prior to the closing of the Reorganizations, and Target Fund shareholders, including in their ultimate capacities as shareholders of an Acquiring Fund, will not be asked to vote on this matter.  Please see “Manager of Managers Structure — Hartford Funds” below for more information.

•                  The organizational documents of Schroder Capital Funds (Delaware) (a Delaware statutory trust), Schroder Series Trust (a Massachusetts business trust) (each a “Trust”) and HMF II (a Maryland corporation) govern, among other things, shareholder voting rights and the powers of trustees or directors. Please see Exhibit B for a comparison of the organizational documents of Schroder Capital Funds (Delaware), Schroder Series Trust and HMF II.

•                  Under Delaware law, shareholders of the Schroder Capital Funds (Delaware) would be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for Schroder Series Trust’s obligations. However, the Declaration of Trust of Schroder Series Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of Schroder Series Trust and that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice to the effect that shareholders are not personally liable thereunder. Maryland law provides that shareholders of a corporation are generally not liable for the corporation’s debts and obligations.

•                  Shareholders of Schroder Capital Funds (Delaware) and Schroder Series Trust generally have the power to vote for the election and removal of Trustees, with respect to any investment advisory contract, and with respect to additional matters as may be required by law, by the Trust’s respective organizational documents or by applicable law or as the Trustees may consider desirable. While the organizational documents of HMF II generally do not detail specific shareholder voting rights, Maryland law provides that shareholders shall elect directors. Additionally, with certain exceptions, shareholders are entitled to vote on certain consolidations, mergers, share exchanges and transfers of assets, dissolution, revival or amendment of the charter, and reductions in stated capital. One of these exceptions is that under Maryland law,

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a transfer of assets to a Maryland corporation need be approved by a Maryland transferee corporation only by its board of directors and by any other action required by its charter.

Please see Exhibit B to this combined proxy statement/prospectus for more information regarding the differences between the rights of shareholders of the Target Funds and those of shareholders of the Acquiring Funds.

COMPARISON OF FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual fund operating expense ratios are based on expenses incurred during the most recently completed fiscal year for each Target Fund, and are expressed as a percentage of average net assets during the period. Only pro forma information is provided for each Acquiring Fund because each Acquiring Fund will not commence operations until its Reorganization is completed, and the pro forma information is based on the average net assets of the corresponding Target Fund for its most recently completed fiscal year. The Funds have contractual fee waiver and/or expense reimbursement arrangements, as described below.  Sales charges, including front-end sales charges and CDSCs, applicable to the Class A shares of the Acquiring Funds will be waived for Class A shares received in connection with the Reorganization and for any subsequent purchases after the Reorganization of Class A shares by Target Fund shareholders who receive Class A shares of the Acquiring Fund in a Reorganization.  If a shareholder holds shares through a financial intermediary, it is the shareholder’s responsibility to inform the shareholder’s financial intermediary of any relationship or other facts qualifying the shareholder for a sales charge reduction or waiver.

With respect to each Acquiring Fund, HFMC has contractually agreed to maintain each Acquiring Fund’s total net operating expense ratio at a level equal to the current total operating expense ratio of the corresponding Target Fund for a period of two years from the closing date of each Reorganization.(1)  Therefore, following the Reorganizations, the Target Fund shareholders will not experience an increase in fees and expenses with respect to their investment in an Acquiring Fund for at least two years (not including taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) with respect to their investment in an Acquiring Fund during that time.  Following the expiration of the two year expense reimbursement agreement, it is possible that the total annual fund operating expenses of certain share classes of an Acquiring Fund may be higher than the total annual fund operating expenses of the corresponding share class of its Target Fund, based in part on the asset size of the Acquiring Fund at that time, if reimbursements are not extended by HFMC.  After the expiration of the two year expense reimbursement agreement, it is currently anticipated that the expense caps of the corresponding Acquiring Funds into which the following Target Funds are proposed to be reorganized may increase, which may result in increased net total operating expenses of these Acquiring Funds unless these Acquiring Funds are able to significantly increase their current asset size: Schroder International Multi-Cap Value Fund, Schroder Tax-Aware Value Bond Fund, Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund.  These anticipated subsequent expense caps are not assured, however, and are subject to change.

Proposal 1. Reorganization of Schroder Absolute Return EMD and Currency Fund into Hartford Schroders Emerging Markets Debt and Currency Fund

Current (Target Fund) and Pro Forma (Acquiring Fund) Fees and Expenses

	Schroder Absolute Return EMD and Currency Fund (Target Fund)		Hartford Schroders Emerging Markets Debt and Currency Fund (Acquiring Fund) (Pro Forma)(1)
	R6 Shares		Class SDR
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		0.95%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.29%		0.20%
Total Annual Fund Operating Expenses	1.19%		1.15%
Less: Fee Waiver and/or Expense Reimbursement	-0.19	%(2)	-0.15	%(3)
Net Annual Fund Operating Expenses	1.00	%(2)	1.00	%(3)

(1)  With respect to Class SDR Shares of each Acquiring Fund (formerly R6 Shares of certain Target Funds and Investor Shares of Schroder Broad Tax-Aware Value Bond Fund that are converted to Class SDR Shares following the Reorganizations), SIMNA has agreed to support any expense reimbursement applicable to that class of shares.

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	Schroder Absolute Return EMD and Currency Fund (Target Fund)		Hartford Schroders Emerging Markets Debt and Currency Fund (Acquiring Fund) (Pro Forma) (1)
	Investor Shares		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		0.95%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.44	%(4)	0.35%
Total Annual Fund Operating Expenses	1.34%		1.30%
Less: Fee Waiver and/or Expense Reimbursement	-0.19	%(2)	-0.15	%(3)
Net Annual Fund Operating Expenses	1.15	%(2)	1.15	%(3)

	Schroder Absolute Return EMD and Currency Fund (Target Fund)		Hartford Schroders Emerging Markets Debt and Currency Fund (Acquiring Fund) (Pro Forma) (1)
	Advisor Shares		Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		4.50	%(5)
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None	(6)
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		0.95%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses	0.44	%(4)	0.40%
Total Annual Fund Operating Expenses	1.59%		1.60%
Less: Fee Waiver and/or Expense Reimbursement	-0.19	%(2)	-0.20	%(3)
Net Annual Fund Operating Expenses	1.40	%(2)	1.40	%(3)

(1)                    Fees and expenses for the Acquiring Fund are estimated for the Fund’s current fiscal year.

(2)                    In order to limit the Target Fund’s expenses, SIMNA, the Fund’s adviser, has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, exceed 1.00% of R6 Shares’ average daily net assets, for the Fund’s Investor Shares, exceed 1.15% of Investor Shares’ average daily net assets and, for the Fund’s Advisor Shares, exceed 1.40% of Advisor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

(3)                    HFMC, the Acquiring Fund’s investment adviser, has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  1.00% (Class SDR), 1.15% (Class I) and 1.40% (Class A).  This contractual arrangement will remain in effect for a period of two years from the date of the reorganization of the Target Fund into the Acquiring Fund. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the HMF II Board.

(4)                    “Other Expenses” shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund’s shareholder service plans, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.12% of the average daily net assets attributable to each of its Investor Shares and Advisor Shares under the plans.

(5)                    The Acquiring Fund’s Class A sales charge will be waived for additional purchases of Class A shares after the Reorganization by Target Fund Advisor Class shareholders who received Class A shares of the Acquiring Fund in the Reorganization.

(6)                    For investments over $1 million, a 1.00% maximum deferred sales charge may apply.  This CDSC will be waived for additional purchases by shareholders who receive Class A shares in the Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then

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redeem all of your shares at the end of those periods, both for the Target Fund and for the Acquiring Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, these examples show what your costs would be based on these assumptions.  These examples are based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Schroder Absolute Return EMD and Currency Fund (Current) (Target Fund) — R6 Shares	$102	$359	$636	$1,426
Hartford Schroders Emerging Markets Debt and Currency Fund (Current and Pro Forma) (Acquiring Fund) — Class SDR	$102	$351	$619	$1,384
Schroder Absolute Return EMD and Currency Fund (Current) (Target Fund) — Investor Shares	$117	$406	$716	$1,596
Hartford Schroders Emerging Markets Debt and Currency Fund (Current and Pro Forma) (Acquiring Fund) — Class I	$117	$397	$699	$1,555
Schroder Absolute Return EMD and Currency Fund (Current) (Target Fund) — Advisor Shares	$143	$483	$848	$1,873
Hartford Schroders Emerging Markets Debt and Currency Fund (Current and Pro Forma) (Acquiring Fund) — Class A	$143	$485	$852	$1,883

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 207% of the average value of the Fund’s portfolio.

Proposal 2. Reorganization of Schroder Broad Tax-Aware Value Bond Fund into Hartford Schroders Tax-Aware Bond Fund(1)

Current (Target Fund) and Pro Forma (Acquiring Fund) Fees and Expenses

	Schroder Broad Tax- Aware Value Bond Fund (Target Fund)		Hartford Schroders Tax- Aware Bond Fund (Acquiring Fund) (Pro Forma)(2)
	Investor Shares		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%		0.45%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.37	%(3)	0.24%
Total Annual Fund Operating Expenses	0.70%		0.69%
Less: Fee Waiver and/or Expense Reimbursement	-0.24	%(4)	-0.23	%(5)
Net Annual Fund Operating Expenses	0.46	%(4)	0.46	%(5)

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**ONLY AVAILABLE TO SHAREHOLDERS WITH A MINIMUM INVESTMENT BALANCE OF $5 MILLION ON THE CLOSING DATE OF THE REORGANIZATION**

	Schroder Broad Tax- Aware Value Bond Fund (Target Fund)		Hartford Schroders Tax- Aware Bond Fund (Acquiring Fund) (Pro Forma)(2)
	Investor Shares		Class SDR
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%		0.45%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.37	%(3)	0.12%
Total Annual Fund Operating Expenses	0.70%		0.57%
Less: Fee Waiver and/or Expense Reimbursement	-0.24	%(4)	-0.11	%(5)
Net Annual Fund Operating Expenses	0.46	%(4)	0.46	%(5)

	Schroder Broad Tax- Aware Value Bond Fund (Target Fund)		Hartford Schroders Tax- Aware Bond Fund (Acquiring Fund) (Pro Forma)(2)
	Advisor Shares		Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		4.50	%(6)
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None	(7)
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%		0.45%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses	0.37	%(3)	0.26%
Total Annual Fund Operating Expenses	0.95%		0.96%
Less: Fee Waiver and/or Expense Reimbursement	-0.24	%(4)	-0.25	%(5)
Net Annual Fund Operating Expenses	0.71	%(4)	0.71	%(5)

(1)                    Eligible investors in Investor Shares of Schroder Broad Tax-Aware Value Bond Fund with a minimum investment balance of $5 million on the closing date of the Reorganization involving Schroder Broad Tax-Aware Value Bond Fund will have their Acquiring Fund Class I shares converted into Class SDR shares of the Acquiring Fund immediately after the Reorganization.

(2)                    Fees and expenses for the Acquiring Fund are estimated for the Fund’s current fiscal year.

(3)                    “Other Expenses” shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund’s shareholder service plans, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.06% and 0.07% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plans.

(4)                    In order to limit the Target Fund’s expenses, SIMNA, the Fund’s adviser, has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s Investor Shares, exceed 0.46% of Investor Shares’ average daily net assets and, for the Fund’s Advisor Shares, exceed 0.71% of Advisor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

(5)                    HFMC, the Acquiring Fund’s investment adviser, has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  0.46% (Class SDR), 0.46% (Class I) and 0.71% (Class A). This contractual arrangement will remain in effect for a period of two years from the date of the reorganization of the Target Fund into the Acquiring Fund. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the HMF II Board.

(6)                    The Acquiring Fund’s Class A sales charge will be waived for additional purchases of Class A shares after the Reorganization by Target Fund Advisor Class shareholders who received Class A shares of the Acquiring Fund in the Reorganization.

(7)                    For investments over $1 million, a 1.00% maximum deferred sales charge may apply.  This CDSC will be waived for additional purchases by shareholders who receive Class A shares in the Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both for the Target Fund and for the Acquiring Fund, assuming completion

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of the proposed Reorganization. These examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)  and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, these examples show what your costs would be based on these assumptions.  These examples are based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years

Schroder Broad Tax-Aware Value Bond Fund (Current) (Target Fund) — Investor Shares	$47	$200	$366	$848
Hartford Schroders Tax-Aware Bond Fund (Current and Pro Forma) (Acquiring Fund) — Class SDR	$47	$172	$307	$703
Hartford Schroders Tax-Aware Bond Fund (Current and Pro Forma) (Acquiring Fund) — Class I	$47	$198	$361	$837
Schroder Broad Tax-Aware Value Bond Fund (Current) (Target Fund) — Advisor Shares	$73	$279	$502	$1,144
Hartford Schroders Tax-Aware Bond Fund (Current and Pro Forma) (Acquiring Fund) — Class A	$73	$281	$507	$1,155

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 36% of the average value of the Fund’s portfolio.

Proposal 3. Reorganization of Schroder Emerging Market Equity Fund into Hartford Schroders Emerging Markets Equity Fund

Current (Target Fund) and Pro Forma (Acquiring Fund) Fees and Expenses

	Schroder Emerging Market Equity Fund (Target Fund)		Hartford Schroders Emerging Markets Equity Fund (Acquiring Fund) (Pro Forma)(1)
	R6 Shares		Class SDR
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.04%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.20%		0.07%
Total Annual Fund Operating Expenses	1.20%		1.11%
Less: Fee Waiver and/or Expense Reimbursement	-0.10	%(2)	-0.01	%(3)
Net Annual Fund Operating Expenses	1.10	%(2)	1.10	%(3)

	Schroder Emerging Market Equity Fund (Target Fund)		Hartford Schroders Emerging Markets Equity Fund (Acquiring Fund) (Pro Forma)(1)
	Investor Shares		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.04%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.35	%(4)	0.17%
Total Annual Fund Operating Expenses	1.35%		1.21%
Less: Fee Waiver and/or Expense Reimbursement	-0.10	%(2)	None	(3)
Net Annual Fund Operating Expenses	1.25	%(2)	1.21	%(3)

7

	Schroder Emerging Market Equity Fund (Target Fund)		Hartford Schroders Emerging Markets Equity Fund (Acquiring Fund) (Pro Forma)(1)
	Advisor Shares		Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		5.50	%(5)
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None	(6)
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.04%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses	0.35	%(4)	0.22%
Total Annual Fund Operating Expenses	1.60%		1.51%
Less: Fee Waiver and/or Expense Reimbursement	-0.10	% (2)	-0.01	%(3)
Net Annual Fund Operating Expenses	1.50	%(2)	1.50	%(3)

(1)                    Fees and expenses for the Acquiring Fund are estimated for the Fund’s current fiscal year.

(2)                    In order to limit the Target Fund’s expenses, SIMNA, the Fund’s adviser, has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) for the Fund’s R6 Shares, exceed 1.10% of the R6 Shares’ average daily net assets, for the Fund’s Investor Shares, exceed 1.25% of Investor Shares’ average daily net assets and, for the Fund’s Advisor Shares, exceed 1.50% of Advisor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

(3)                    HFMC, the Acquiring Fund’s investment adviser, has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.10% (Class SDR), 1.25% (Class I) and 1.50% (Class A).  This contractual arrangement will remain in effect for a period of two years from the date of the reorganization of the Target Fund into the Acquiring Fund. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the HMF II Board.

(4)                    “Other Expenses” shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund’s shareholder service plans, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.13% of the average daily net assets attributable to each of its Investor Shares and Advisor Shares under the plans.

(5)                    The Acquiring Fund’s Class A sales charge will be waived for additional purchases of Class A shares after the Reorganization by Target Fund Advisor Class shareholders who received Class A shares of the Acquiring Fund in the Reorganization.

(6)                    For investments over $1 million, a 1.00% maximum deferred sales charge may apply.  This CDSC will be waived for additional purchases by shareholders who receive Class A shares in the Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both for the Target Fund and for the Acquiring Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, these examples show what your costs would be based on these assumptions.  These examples are based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

8

	1 year	3 years	5 years	10 years
Schroder Emerging Market Equity Fund (Current) (Target Fund) — R6 Shares	$112	$371	$650	$1,446
Hartford Schroders Emerging Markets Equity Fund (Current and Pro Forma) (Acquiring Fund) — Class SDR	$112	$352	$611	$1,351
Schroder Emerging Market Equity Fund (Current) (Target Fund) — Investor Shares	$127	$418	$730	$1,615
Hartford Schroders Emerging Markets Equity Fund (Current and Pro Forma) (Acquiring Fund) — Class I	$123	$384	$665	$1,466
Schroder Emerging Market Equity Fund (Current) (Target Fund) — Advisor Shares	$153	$495	$861	$1,892
Hartford Schroders Emerging Markets Equity Fund (Current and Pro Forma) (Acquiring Fund) — Class A	$153	$476	$823	$1,801

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 55% of the average value of the Fund’s portfolio.

Proposal 4. Reorganization of Schroder Emerging Markets Multi-Sector Bond Fund into Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Current (Target Fund) and Pro Forma (Acquiring Fund) Fees and Expenses

	Schroder Emerging Markets Multi-Sector Bond Fund (Target Fund)		Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Acquiring Fund) (Pro Forma)(1)
	R6 Shares		Class SDR
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.70%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.90%		0.31%
Total Annual Fund Operating Expenses	1.65%		1.01%
Less: Fee Waiver and/or Expense Reimbursement	-0.90	%(2)	-0.26	%(3)
Net Annual Fund Operating Expenses	0.75	%(2)	0.75	%(3)

	Schroder Emerging Markets Multi-Sector Bond Fund (Target Fund)		Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Acquiring Fund) (Pro Forma)(1)
	Investor Shares		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.70%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	1.05	%(4)	0.45%
Total Annual Fund Operating Expenses	1.80%		1.15%
Less: Fee Waiver and/or Expense Reimbursement	-0.90	%(2)	-0.25	%(3)
Net Annual Fund Operating Expenses	0.90	%(2)	0.90	%(3)

9

	Schroder Emerging Markets Multi-Sector Bond Fund (Target Fund)		Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Acquiring Fund) (Pro Forma)(1)
	Advisor Shares		Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		4.50	%(5)
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None	(6)
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.70%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses	1.05	%(4)	0.51%
Total Annual Fund Operating Expenses	2.05%		1.46%
Less: Fee Waiver and/or Expense Reimbursement	-0.90	%(2)	-0.31	%(3)
Net Annual Fund Operating Expenses	1.15	%(2)	1.15	%(3)

(1)                    Fees and expenses for the Acquiring Fund are estimated for the Fund’s current fiscal year.

(2)                    In order to limit the Target Fund’s expenses, SIMNA, the Fund’s adviser, has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, 0.75% of R6 Shares’ average daily net assets, for the Fund’s Investor Shares, exceed 0.90% of Investor Shares’ average daily net assets and, for the Fund’s Advisor Shares, exceed 1.15% of Advisor Shares’ average daily net assets. In addition, the Fund’s adviser has contractually agreed through February 28, 2017 to limit the management fees paid by the Fund to 0.65% of the Fund’s average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

(3)                    HFMC, the Acquiring Fund’s investment adviser, has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.75% (Class SDR), 0.90% (Class I) and 1.15% (Class A).  This contractual arrangement will remain in effect for a period of two years from the date of the reorganization of the Target Fund into the Acquiring Fund. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the HMF II Board.

(4)                    “Other Expenses” shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund’s shareholder service plans, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.09% and 0.13% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plans.

(5)                    The Acquiring Fund’s Class A sales charge will be waived for additional purchases of Class A shares after the Reorganization by Target Fund Advisor Class shareholders who received Class A shares of the Acquiring Fund in the Reorganization.

(6)                    For investments over $1 million, a 1.00% maximum deferred sales charge may apply.  This CDSC will be waived for additional purchases by shareholders who receive Class A shares in the Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both for the Target Fund and for the Acquiring Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, these examples show what your costs would be based on these assumptions.  These examples are based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

10

	1 year	3 years	5 years	10 years
Schroder Emerging Markets Multi-Sector Bond Fund (Current) (Target Fund) — R6 Shares	$77	$432	$812	$1,879
Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Current and Pro Forma) (Acquiring Fund) — Class SDR	$77	$296	$533	$1,213
Schroder Emerging Markets Multi-Sector Bond Fund (Current) (Target Fund) — Investor Shares	$92	$479	$891	$2,042
Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Current and Pro Forma) (Acquiring Fund) — Class I	$92	$341	$609	$1,375
Schroder Emerging Markets Multi-Sector Bond Fund (Current) (Target Fund) — Advisor Shares	$117	$556	$1,020	$2,307
Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Current and Pro Forma) (Acquiring Fund) — Class A	$117	$431	$768	$1,720

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 209% of the average value of the Fund’s portfolio.

Proposal 5. Reorganization of Schroder International Alpha Fund into Hartford Schroders International Stock Fund

Current (Target Fund) and Pro Forma (Acquiring Fund) Fees and Expenses

	Schroder International Alpha Fund (Target Fund)		Hartford Schroders International Stock Fund (Acquiring Fund) (Pro Forma)(1)
	R6 Shares		Class SDR
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.75%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.22%		0.11%
Total Annual Fund Operating Expenses	1.02%		0.86%
Less: Fee Waiver and/or Expense Reimbursement	-0.22	%(2)	-0.06	%(3)
Net Annual Fund Operating Expenses	0.80	%(2)	0.80	%(3)

	Schroder International Alpha Fund (Target Fund)		Hartford Schroders International Stock Fund (Acquiring Fund) (Pro Forma)(1)
	Investor Shares		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.75%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.37	%(4)	0.27%
Total Annual Fund Operating Expenses	1.17%		1.02%
Less: Fee Waiver and/or Expense Reimbursement	-0.22	%(2)	-0.07	%(3)
Net Annual Fund Operating Expenses	0.95	%(2)	0.95	%(3)

11

	Schroder International Alpha Fund (Target Fund)		Hartford Schroders International Stock Fund (Acquiring Fund) (Pro Forma)(1)
	Advisor Shares		Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		5.50	%(5)
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None	(6)
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.75%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses	0.37	%(4)	0.35%
Total Annual Fund Operating Expenses	1.42%		1.35%
Less: Fee Waiver and/or Expense Reimbursement	-0.22	%(2)	-0.15	%(3)
Net Annual Fund Operating Expenses	1.20	%(2)	1.20	(3)

(1)                    Fees and expenses for the Acquiring Fund are estimated for the Fund’s current fiscal year.

(2)                    In order to limit the Target Fund’s expenses, SIMNA, the Fund’s adviser, has contractually agreed through February 28, 2017, if necessary, to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, exceed 0.80% of R6 Shares’ average daily net assets, for the Fund’s Investor Shares, exceed 0.95% of Investor Shares’ average daily net assets and, for the Fund’s Advisor Shares, exceed 1.20% of Advisor Shares’ average daily net assets. In addition, the Fund’s adviser has contractually agreed through February 28, 2017 to limit the management fees paid by the Fund to 0.70% of the Fund’s average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

(3)                    HFMC, the Acquiring Fund’s investment adviser, has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.80% (Class SDR), 0.95% (Class I) and 1.20% (Class A).  This contractual arrangement will remain in effect for a period of two years from the date of the reorganization of the Target Fund into the Acquiring Fund. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the HMF II Board.

(4)                    “Other Expenses” shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund’s shareholder service plans, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.12% and 0.11% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plans.

(5)                    The Acquiring Fund’s Class A sales charge will be waived for additional purchases of Class A shares after the Reorganization by Target Fund Advisor Class shareholders who received Class A shares of the Acquiring Fund in the Reorganization.

(6)                    For investments over $1 million, a 1.00% maximum deferred sales charge may apply.  This CDSC will be waived for additional purchase by shareholders who receive Class A shares in the Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both for the Target Fund and for the Acquiring Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, these examples show what your costs would be based on these assumptions.  These examples are based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

12

	1 year	3 years	5 years	10 years
Schroder International Alpha Fund (Current) (Target Fund) — R6 Shares	$82	$303	$542	$1,228
Hartford Schroders International Stock Fund (Current and Pro Forma) (Acquiring Fund) — Class SDR	$82	$268	$471	$1,055
Schroder International Alpha Fund (Current) (Target Fund) — Investor Shares	$97	$350	$622	$1,401
Hartford Schroders International Stock Fund (Current and Pro Forma) (Acquiring Fund) — Class I	$97	$318	$556	$1,241
Schroder International Alpha Fund (Current) (Target Fund) — Advisor Shares	$122	$428	$755	$1,683
Hartford Schroders International Stock Fund (Current and Pro Forma) (Acquiring Fund) — Class A	$122	$413	$725	$1,611

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 45% of the average value of the Fund’s portfolio.

Proposal 6. Reorganization of Schroder International Multi-Cap Value Fund into Hartford Schroders International Multi-Cap Value Fund

Current (Target Fund) and Pro Forma (Acquiring Fund) Fees and Expenses

	Schroder International Multi-Cap Value Fund (Target Fund)		Hartford Schroders International Multi-Cap Value Fund (Acquiring Fund) (Pro Forma)(1)
	R6 Shares		Class SDR
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.77%
Distribution and (Service) 12b-1 Fees	None		None
Other Expenses	0.27%		0.08%
Total Annual Fund Operating Expenses	1.07%		0.85%
Less: Fee Waiver and/or Expense Reimbursement	-0.32	%(2)	-0.10	%(3)
Net Annual Fund Operating Expenses	0.75	%(2)	0.75	%(3)

	Schroder International Multi-Cap Value Fund (Current) (Target Fund)		Hartford Schroders International Multi-Cap Value Fund (Acquiring Fund) (Pro Forma)(1)
	Investor Shares		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.77%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.42	%(4)	0.22%
Total Annual Fund Operating Expenses	1.22%		0.99%
Less: Fee Waiver and/or Expense Reimbursement	-0.32	%(2)	-0.09	%(3)
Net Annual Fund Operating Expenses	0.90	%(2)	0.90	%(3)

13

	Schroder International Multi-Cap Value Fund (Current) (Target Fund)		Hartford Schroders International Multi-Cap Value Fund (Acquiring Fund) (Pro Forma)(1)
	Advisor Shares		Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		5.50	%(5)
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None	(6)
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.77%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses	0.42	%(4)	0.30%
Total Annual Fund Operating Expenses	1.47%		1.32%
Less: Fee Waiver and/or Expense Reimbursement	-0.32	%(2)	-0.17	%(3)
Net Annual Fund Operating Expenses	1.15	%(2)	1.15	%(3)

(1)                    Fees and expenses for the Acquiring Fund are estimated for the Fund’s current fiscal year.

(2)                    In order to limit the Target Fund’s expenses, SIMNA, the Fund’s adviser, has contractually agreed through February 28, 2017, if necessary, to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, exceed 0.75% of R6 Shares’ average daily net assets, for the Fund’s Investor Shares, exceed 0.90% of Investor Shares’ average daily net assets and, for the Fund’s Advisor Shares, exceed 1.15% of Advisor Shares’ average daily net assets. In addition, the Fund’s adviser has contractually agreed through February 28, 2017 to limit the management fees paid by the Fund to 0.65% of the Fund’s average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

(3)                    HFMC, the Acquiring Fund’s investment adviser, has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  0.75% (Class SDR), 0.90% (Class I) and 1.15% (Class A).  This contractual arrangement will remain in effect for a period of two years from the date of the reorganization of the Target Fund into the Acquiring Fund. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the HMF II Board.

(4)                    “Other Expenses” shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund’s shareholder service plans, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.13% and 0.14% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plans.

(5)                    The Acquiring Fund’s Class A sales charge will be waived for additional purchases of Class A shares after the Reorganization by Target Fund Advisor Class shareholders who received Class A shares of the Acquiring Fund in the Reorganization.

(6)                    For investments over $1 million, a 1.00% maximum deferred sales charge may apply.  This CDSC will be waived for additional purchases by shareholders who receive Class A shares in the Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both for the Target Fund and for the Acquiring Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, these examples show what your costs would be based on these assumptions.  These examples are based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

14

	1 year	3 years	5 years	10 years
Schroder International Multi-Cap Value Fund (Current) (Target Fund) — R6 Shares	$77	$309	$559	$1,277
Hartford Schroders International Multi-Cap Value Fund (Current and Pro Forma) (Acquiring Fund) — Class SDR	$77	$261	$462	$1,040
Schroder International Multi-Cap Value Fund (Current) (Target Fund) — Investor Shares	$92	$356	$640	$1,449
Hartford Schroders International Multi-Cap Value Fund (Current and Pro Forma) (Acquiring Fund) — Class I	$92	$306	$538	$1,205
Schroder International Multi-Cap Value Fund (Current) (Target Fund) — Advisor Shares	$117	$433	$772	$1,730
Hartford Schroders International Multi-Cap Value Fund (Current and Pro Forma) (Acquiring Fund) — Class A	$117	$402	$707	$1,575

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 90% of the average value of the Fund’s portfolio.

Proposal 7. Reorganization of Schroder Global Multi-Asset Income Fund into Hartford Schroders Income Builder Fund

Current (Target Fund) and Pro Forma (Acquiring Fund) Fees and Expenses

	Schroder Global Multi- Asset Income Fund (Target Fund)		Hartford Schroders Income Builder Fund (Acquiring Fund) (Pro Forma)(1)
	R6 Shares		Class SDR
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%		0.70%
Distribution and service12b-1 Fees	None		None
Other Expenses	1.30%		0.42%
Acquired Fund Fees and Expenses	0.02%		0.02%
Total Annual Fund Operating Expenses	1.92%		1.14%
Less: Fee Waiver and/or Expense Reimbursement	-1.20	%(2)	-0.42	%(3)
Net Annual Fund Operating Expenses	0.72	%(2)	0.72	%(3)

	Schroder Global Multi- Asset Income Fund (Target Fund)		Hartford Schroders Income Builder Fund (Acquiring Fund) (Pro Forma)(1)
	Investor Shares		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%		0.70%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	1.45	%(4)	0.58%
Acquired Fund Fees and Expenses	0.02%		0.02%
Total Annual Fund Operating Expenses	2.07%		1.30%
Less: Fee Waiver and/or Expense Reimbursement	-1.20	%(2)	-0.43	%(3)
Net Annual Fund Operating Expenses	0.87	%(2)	0.87	%(3)

15

	Schroder Global Multi- Asset Income Fund (Target Fund)		Hartford Schroders Income Builder Fund (Acquiring Fund) (Pro Forma)(1)
	Advisor Shares		Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		4.50	%(5)
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None	(6)
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%		0.70%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses	1.45	%(4)	0.66%
Acquired Fund Fees and Expenses	0.02%		0.02%
Total Annual Fund Operating Expenses	2.32%		1.63%
Less: Fee Waiver and/or Expense Reimbursement	-1.20	%(2)	-0.51	%(3)
Net Annual Fund Operating Expenses	1.12	%(2)	1.12	%(3)

(1)                    Fees and expenses for the Acquiring Fund are estimated for the Fund’s current fiscal year.

(2)                    In order to limit the Target Fund’s expenses, SIMNA, the Fund’s adviser, has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, exceed 0.70% of R6 Shares’ average daily net assets, for the Fund’s Investor Shares, exceed 0.85% of Investor Shares’ average daily net assets and, for the Fund’s Advisor Shares, exceed 1.10% of Advisor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

(3)                    HFMC, the Acquiring Fund’s investment adviser, has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  0.70% (Class SDR), 0.85% (Class I) and 1.10% (Class A).  This contractual arrangement will remain in effect for a period of two years from the date of the reorganization of the Target Fund into the Acquiring Fund. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the HMF II Board.

(4)                    “Other Expenses” shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund’s shareholder service plans, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.10% and 0.14% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plans.

(5)                    The Acquiring Fund’s Class A sales charge will be waived for additional purchases of Class A shares after the Reorganization by Target Fund Advisor Class shareholders who received Class A shares of the Acquiring Fund in the Reorganization.

(6)                    For investments over $1 million, a 1.00% maximum deferred sales charge may apply.  This CDSC will be waived for additional purchases by shareholders who receive Class A shares in the Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both for the Target Fund and for the Acquiring Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, these examples show what your costs would be based on these assumptions.  These examples are based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

16

	1 year	3 years	5 years	10 years
Schroder Global Multi-Asset Income Fund (Current) (Target Fund) — R6 Shares	$74	$486	$925	$2,146
Hartford Schroders Income Builder Fund (Current and Pro Forma) (Acquiring Fund) — Class SDR	$74	$321	$587	$1,349
Schroder Global Multi-Asset Income Fund (Current) (Target Fund) — Investor Shares	$89	$533	$1003	$2,304
Hartford Schroders Income Builder Fund (Current and Pro Forma) (Acquiring Fund) — Class I	$89	$370	$672	$1,530
Schroder Global Multi-Asset Income Fund (Current) (Target Fund) — Advisor Shares	$114	$609	$1,131	$2,563
Hartford Schroders Income Builder Fund (Current and Pro Forma) (Acquiring Fund) — Class A	$114	$464	$838	$1,890

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 130% of the average value of the Fund’s portfolio.

17

Proposal 8. Reorganization of Schroder Global Strategic Bond Fund into Hartford Schroders Global Strategic Bond Fund

Current (Target Fund) and Pro Forma (Acquiring Fund) Fees and Expenses

	Schroder Global Strategic Bond Fund (Target Fund)		Hartford Schroders Global Strategic Bond Fund (Acquiring Fund) (Pro Forma)(1)
	R6 Shares		Class SDR
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%		0.66%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.55%		0.20%
Total Annual Fund Operating Expenses	1.10%		0.86%
Less: Fee Waiver and/or Expense Reimbursement	-0.46	%(2)	-0.22	%(3)
Net Annual Fund Operating Expenses	0.64	%(2)	0.64	%(3)

	Schroder Global Strategic Bond Fund (Target Fund)		Hartford Schroders Global Strategic Bond Fund (Acquiring Fund) (Pro Forma)(1)
	Investor Shares		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%		0.66%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.70	%(4)	0.34%
Total Annual Fund Operating Expenses	1.25%		1.00%
Less: Fee Waiver and/or Expense Reimbursement	-0.46	%(2)	-0.21	%(3)
Net Annual Fund Operating Expenses	0.79	%(2)	0.79	%(3)

	Schroder Global Strategic Bond Fund (Target Fund)		Hartford Schroders Global Strategic Bond Fund (Acquiring Fund) (Pro Forma)(1)
	Advisor Shares		Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		4.50	%(5)
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None	(6)
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%		0.66%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses	0.70	%(4)	0.40%
Total Annual Fund Operating Expenses	1.50%		1.31%
Less: Fee Waiver and/or Expense Reimbursement	-0.46	%(2)	-0.27	%(3)
Net Annual Fund Operating Expenses	1.04	%(2)	1.04	%(3)

18

(1)                    Fees and expenses for the Acquiring Fund are estimated for the Fund’s current fiscal year.

(2)                    In order to limit the Target Fund’s expenses, SIMNA, the Fund’s adviser, has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, exceed 0.64% of R6 Shares’ average daily net assets, for the Fund’s Investor Shares, exceed 0.79% of Investor Shares’ average daily net assets and, for the Fund’s Advisor Shares, exceed 1.04% of Advisor Shares’ average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

(3)                    HFMC, the Acquiring Fund’s investment adviser, has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  0.64% (Class SDR), 0.79% (Class I) and 1.04% (Class A).  This contractual arrangement will remain in effect for a period of two years from the date of the reorganization of the Target Fund into the Acquiring Fund. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the HMF II Board.

(4)                    “Other Expenses” shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund’s shareholder service plans, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.10% and 0.12% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plans.

(5)                    The Acquiring Fund’s Class A sales charge will be waived for additional purchases of Class A shares after the Reorganization by Target Fund Advisor Class shareholders who received Class A shares of the Acquiring Fund in the Reorganization.

(6)                    For investments over $1 million, a 1.00% maximum deferred sales charge may apply.  This CDSC will be waived for additional purchases by shareholders who receive Class A shares in the Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both for the Target Fund and for the Acquiring Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, these examples show what your costs would be based on these assumptions.  These examples are based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Schroder Global Strategic Bond Fund (Current) (Target Fund) — R6 Shares	$65	$304	$562	$1,299
Hartford Schroders Global Strategic Bond Fund (Current and Pro Forma) (Acquiring Fund) — Class SDR	$65	$252	$455	$1,040
Schroder Global Strategic Bond Fund (Current) (Target Fund) — Investor Shares	$81	$351	$642	$1,471
Hartford Schroders Global Strategic Bond Fund (Current and Pro Forma) (Acquiring Fund) — Class I	$81	$298	$532	$1,206
Schroder Global Strategic Bond Fund (Current) (Target Fund) — Advisor Shares	$106	$429	$775	$1,751
Hartford Schroders Global Strategic Bond Fund (Current and Pro Forma) (Acquiring Fund) — Class A	$106	$389	$692	$1,555

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 73% of the average value of the Fund’s portfolio.

19

Proposal 9. Reorganization of Schroder U.S. Opportunities Fund into Hartford Schroders US Small Cap Opportunities Fund

Current (Target Fund) and Pro Forma (Acquiring Fund) Fees and Expenses

	Schroder U.S. Opportunities Fund (Target Fund)		Hartford Schroders US Small Cap Opportunities Fund (Acquiring Fund) (Pro Forma)(1)
	R6 Shares		Class SDR
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		0.90%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.90%		0.12%
Total Annual Fund Operating Expenses	1.90%		1.02%
Less: Fee Waiver and/or Expense Reimbursement	-0.85	%(2)	-0.07	%(3)
Net Annual Fund Operating Expenses	1.05	%(2)	0.95	%(3)

	Schroder U.S. Opportunities Fund (Target Fund)		Hartford Schroders US Small Cap Opportunities Fund (Acquiring Fund) (Pro Forma)(1)
	Investor Shares		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		0.90%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.41	%(4)	0.28%
Total Annual Fund Operating Expenses	1.41%		1.18%
Less: Fee Waiver and/or Expense Reimbursement	-0.21	%(2)	-0.08	%(3)
Net Annual Fund Operating Expenses	1.20	%(2)	1.10	%(3)

	Schroder U.S. Opportunities Fund (Target Fund)		Hartford Schroders US Small Cap Opportunities Fund (Acquiring Fund) (Pro Forma)(1)
	Advisor Shares		Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		5.50	%(5)
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None	(6)
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		0.90%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses	0.41	%(4)	0.36%
Total Annual Fund Operating Expenses	1.66%		1.51%
Less: Fee Waiver and/or Expense Reimbursement	-0.21	%(2)	-0.16	%(3)
Net Annual Fund Operating Expenses	1.45	%(2)	1.35	%(3)

20

(1)                    Fees and expenses for the Acquiring Fund are estimated for the Fund’s current fiscal year.

(2)                    In order to limit the Target Fund’s expenses, SIMNA, the Fund’s adviser, has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, exceed 1.05% of the R6 Shares’ average daily net assets, for the Fund’s Investor Shares, exceed 1.20% of Investor Shares’ average daily net assets and, for the Fund’s Advisor Shares, exceed 1.45% of Advisor Shares’ average daily net assets. In addition, the Fund’s adviser has contractually agreed through February 28, 2017 to limit the management fees paid by the Fund to 0.85% of the Fund’s average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

(3)                    HFMC, the Acquiring Fund’s investment adviser, has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  0.95% (Class SDR), 1.10% (Class I) and 1.35% (Class A).  This contractual arrangement will remain in effect for a period of two years from the date of the reorganization of the Target Fund into the Acquiring Fund. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the HMF II Board.

(4)                    “Other Expenses” shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund’s shareholder service plans, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.09% and 0.10% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plans.

(5)                    The Acquiring Fund’s Class A sales charge will be waived for additional purchases of Class A shares after the Reorganization by Target Fund Advisor Class shareholders who received Class A shares of the Acquiring Fund in the Reorganization.

(6)                    For investments over $1 million, a 1.00% maximum deferred sales charge may apply.  This CDSC will be waived for additional purchases by shareholders who receive Class A shares in the Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both for the Target Fund and for the Acquiring Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, these examples show what your costs would be based on these assumptions.  These examples are based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Schroder U.S. Opportunities Fund (Current) (Target Fund) — R6 Shares	$107	$514	$947	$2,153
Hartford Schroders US Small Cap Opportunities Fund (Current and Pro Forma) (Acquiring Fund) — Class SDR	$97	$318	$556	$1,241
Schroder U.S. Opportunities Fund (Current) (Target Fund) — Investor Shares	$122	$426	$751	$1,673
Hartford Schroders US Small Cap Opportunities Fund (Current and Pro Forma) (Acquiring Fund) — Class I	$112	$367	$641	$1,425
Schroder U.S. Opportunities Fund (Current) (Target Fund) — Advisor Shares	$148	$503	$882	$1,948
Hartford Schroders US Small Cap Opportunities Fund (Current and Pro Forma) (Acquiring Fund) — Class A	$137	$462	$809	$1,788

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 49% of the average value of the Fund’s portfolio.

21

Proposal 10. Reorganization of Schroder U.S. Small and Mid Cap Opportunities Fund into Hartford Schroders US Small/Mid Cap Opportunities Fund

Current (Target Fund) and Pro Forma (Acquiring Fund) Fees and Expenses

	Schroder U.S. Small and Mid Cap Opportunities Fund (Target Fund)		Hartford Schroders US Small/Mid Cap Opportunities Fund (Acquiring Fund) (Pro Forma)(1)
	R6 Shares		Class SDR
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		0.85%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.45%		0.19%
Total Annual Fund Operating Expenses	1.45%		1.04%
Less: Fee Waiver and/or Expense Reimbursement	-0.55	%(2)	-0.14	%(3)
Net Annual Fund Operating Expenses	0.90	%(2)	0.90	%(3)

	Schroder U.S. Small and Mid Cap Opportunities Fund (Target Fund)		Hartford Schroders US Small/Mid Cap Opportunities Fund (Acquiring Fund) (Pro Forma)(1)
	Investor Shares		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		0.85%
Distribution and Service (12b-1) Fees	None		None
Other Expenses	0.60	%(4)	0.35%
Total Annual Fund Operating Expenses	1.60%		1.20%
Less: Fee Waiver and/or Expense Reimbursement	-0.55	%(2)	-0.15	%(3)
Net Annual Fund Operating Expenses	1.05	%(2)	1.05	%(3)

	Schroder U.S. Small and Mid Cap Opportunities Fund (Target Fund)		Hartford Schroders US Small/Mid Cap Opportunities Fund (Acquiring Fund) (Pro Forma)(1)
	Advisor Shares		Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None		5.50	%(5)
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None		None	(6)
Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)	2.00%		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		0.85%
Distribution and Service (12b-1) Fees	0.25%		0.25%
Other Expenses	0.60	%(4)	0.43%
Total Annual Fund Operating Expenses	1.85%		1.53%
Less: Fee Waiver and/or Expense Reimbursement	-0.55	%(2)	-0.23	%(3)
Net Annual Fund Operating Expenses	1.30	%(2)	1.30	%(3)

22

(1)                    Fees and expenses for the Acquiring Fund are estimated for the Fund’s current fiscal year.

(2)                    In order to limit the Target Fund’s expenses, SIMNA, the Fund’s adviser, has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund’s R6 Shares, exceed 0.90% of R6 Shares’ average daily net assets, for the Fund’s Investor Shares, exceed 1.05% of Investor Shares’ average daily net assets and, for the Fund’s Advisor Shares, exceed 1.30% of Advisor Shares’ average daily net assets. In addition, the Fund’s adviser has contractually agreed through February 28, 2017 to limit the management fees paid by the Fund to 0.80% of the Fund’s average daily net assets. The expense limitation and the management fee limitation may only be terminated during their terms by the Board of Trustees.

(3)                    HFMC, the Acquiring Fund’s investment adviser has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.90% (Class SDR), 1.05% (Class I) and 1.30% (Class A).  This contractual arrangement will remain in effect for a period of two years from the date of the reorganization of the Target Fund into the Acquiring Fund. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2018 and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the HMF II Board.

(4)                    “Other Expenses” shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund’s shareholder service plans, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.13% of the average daily net assets attributable to each of its Investor Shares and Advisor Shares under the plans.

(5)                    The Acquiring Fund’s Class A sales charge will be waived for additional purchases of Class A shares after the Reorganization by Target Fund Advisor Class shareholders who received Class A shares of the Acquiring Fund in the Reorganization.

(6)                    For investments over $1 million, a 1.00% maximum deferred sales charge may apply.  This CDSC will be waived for additional purchases by shareholders who receive Class A shares in the Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both for the Target Fund and for the Acquiring Fund, assuming completion of the proposed Reorganization. These examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, these examples show what your costs would be based on these assumptions.  These examples are based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Schroder U.S. Small and Mid Cap Opportunities Fund (Current) (Target Fund) — R6 Shares	$92	$405	$740	$1,688
Hartford Schroders US Small/Mid Cap Opportunities Fund (Current and Pro Forma) (Acquiring Fund) — Class SDR	$92	$317	$560	$1,258
Schroder U.S. Small and Mid Cap Opportunities Fund (Current) (Target Fund) — Investor Shares	$107	$451	$819	$1,854
Hartford Schroders US Small/Mid Cap Opportunities Fund (Current and Pro Forma) (Acquiring Fund) — Class I	$107	$366	$645	$1,441
Schroder U.S. Small and Mid Cap Opportunities Fund (Current) (Target Fund) — Advisor Shares	$132	$528	$949	$2,124
Hartford Schroders US Small/Mid Cap Opportunities Fund (Current and Pro Forma) (Acquiring Fund) — Class A	$132	$461	$812	$1,804

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance.  No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.  During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 56% of the average value of the Fund’s portfolio.

COMPARISON OF OBJECTIVES, STRATEGIES AND RISKS

Comparison of Investment Objectives

The following chart states the investment objective of each Target Fund and of each corresponding Acquiring Fund. The investment objectives of the Target Funds and their corresponding Acquiring Funds are identical, except for the following differences:

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•                  Hartford Schroders Emerging Markets Debt and Currency Fund (proposed to acquire Schroder Absolute Return EMD and Currency Fund): the investment objective clarifies that the returns sought are over the long term and the Fund will seek “to generate positive total returns” as opposed to “positive absolute return from capital growth and income” and

•                  Hartford Schroders Emerging Markets Multi-Sector Bond Fund (proposed to acquire Schroder Emerging Markets Multi-Sector Bond Fund): the investment objective clarifies that the “capital growth” sought is “long term capital growth.”

The modifications to these investment objectives are not expected to affect how the relevant Funds are managed after the Reorganizations.

Because any investment involves risk, there can be no assurance that a Fund’s investment objective will be achieved.  The investment objective of each of the Funds may be changed without shareholder approval.

Target Fund	Acquiring Fund
Schroder Absolute Return EMD and Currency Fund	Hartford Schroders Emerging Markets Debt and Currency Fund
The Fund seeks a positive absolute return from capital growth and income.	The Fund seeks to generate positive total returns over the long term regardless of market conditions.
Schroder Broad Tax-Aware Value Bond Fund	Hartford Schroders Tax-Aware Bond Fund
The Fund seeks total return on an after-tax basis.	The Fund seeks total return on an after-tax basis.
Schroder Emerging Market Equity Fund	Hartford Schroders Emerging Markets Equity Fund
The Fund seeks capital appreciation.	The Fund seeks capital appreciation.
Schroder Emerging Markets Multi-Sector Bond Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
The Fund seeks to provide a return of capital growth and income.	The Fund seeks to provide a return of long-term capital growth and income.
Schroder International Alpha Fund	Hartford Schroders International Stock Fund
The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.	The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.
Schroder International Multi-Cap Value Fund	Hartford Schroders International Multi-Cap Value Fund
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
Schroder Global Multi-Asset Income Fund	Hartford Schroders Income Builder Fund
The Fund seeks to provide income and capital growth over the medium to longer term.	The Fund seeks to provide income and capital growth over the medium to longer term.
Schroder Global Strategic Bond Fund	Hartford Schroders Global Strategic Bond Fund
The Fund seeks total return over the long term.	The Fund seeks total return over the long term.
Schroder U.S. Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
The Fund seeks capital appreciation.	The Fund seeks capital appreciation.
Schroder U.S. Small and Mid Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund
The Fund seeks capital appreciation.	The Fund seeks capital appreciation.

Comparison of Principal Investment Strategies

The following charts state the principal investment strategies of each Target Fund and each corresponding Acquiring Fund.

Although the Funds describe them somewhat differently, the principal investment strategies of an Acquired Fund and its corresponding Target Fund are functionally the same because the same investment teams will be managing the Funds in the same way before and after the Reorganization.  Because the Schroder Funds and the Hartford Funds are unaffiliated fund families, each family has historically taken somewhat different approaches to identifying the principal investment strategies of their Funds and used different terminology and descriptions to describe the principal investment strategies applicable to their respective funds. A brief

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summary of certain differences between the descriptions of the Acquiring Funds’ principal investment strategies and the Target Funds’ principal investment strategies appears below.

Proposal 1: Reorganization of Schroder Absolute Return EMD and Currency Fund into Hartford Schroders Emerging Markets Debt and Currency Fund

Schroder Absolute Return EMD and Currency Fund and Hartford Schroders Emerging Markets Debt and Currency Fund have substantially similar principal investment strategies.  Each Fund seeks to achieve its investment objective by investing principally in emerging market debt securities and in currencies of countries anywhere in the world (including the U.S. Dollar).  Each Fund’s principal investment strategies state that the Fund expects to invest at least 60% of its assets in EMD securities and investments providing exposure to emerging markets and currencies.

In addition, the Acquiring Fund, under normal circumstances, will invest at least 80% of its assets in a combination of EMD securities and investments intended to provide exposure to currencies around the world, including securities and currencies of emerging market countries and currencies of countries other than emerging markets, including the United States.  The Target Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in EMD securities and in investments intended to provide exposure to currencies around the world, including currencies of emerging market countries and of countries other than emerging market countries, including the United States.

The Reorganization and the differences in the Target Fund’s and the Acquiring Fund’s 80% policies and the description of the principal investment strategies, however, are not expected to cause the Acquiring Fund to be managed in a manner that is substantially different from how the Target Fund has been managed historically.

Except as noted, the Funds’ respective principal investment strategies are set forth below:

Schroder Absolute Return EMD and Currency Fund (Target Fund)	Hartford Schroders Emerging Markets Debt and Currency Fund (Acquiring Fund)

The Fund invests principally in emerging market debt (“EMD”) securities and in currencies of countries anywhere in the world (including the U.S. dollar) and other investments providing exposures to those currencies. EMD securities include debt securities issued by emerging market country sovereign issuers; debt securities issued by government agencies and instrumentalities and regional and local governmental issuers in emerging market countries; and debt securities of companies organized in emerging market countries or that SIMNA Ltd. determines to have at least 50% of their assets in one or more emerging market countries or to derive at least 50% of their revenues or profits from one or more emerging market countries. EMD securities may be denominated in local emerging market currencies or in non-emerging market currencies, including the U.S. dollar.

The Fund seeks to generate positive total returns over the long term regardless of market conditions. The Fund seeks to achieve this objective by investing principally in EMD securities and in currencies of countries anywhere in the world (including the U.S. dollar) and other investments providing exposures to those markets and currencies. EMD securities include debt securities issued by emerging market country sovereign issuers; debt securities issued by government agencies and instrumentalities and regional and local governmental issuers in emerging market countries; and debt securities of companies organized in emerging market countries or that SIMNA and SIMNA Ltd. determine to have at least 50% of their assets in one or more emerging market countries or to derive at least 50% of their revenues or profits from one or more emerging market countries. EMD securities may be denominated in local emerging market currencies or in non-emerging market currencies, including the U.S. dollar.

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The Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in EMD securities and in investments intended to provide exposure to currencies around the world, including currencies of emerging market countries and of countries other than emerging market countries, including the United States. (For purposes of this 80% requirement and the 60% calculation described below, the Fund will include among its investments in currencies its exposures to currencies under derivatives contracts, such as forward foreign currency contracts or similar instruments.) The Fund may invest in debt obligations of governmental or private issuers located anywhere in the world. SIMNA Ltd. currently expects that the Fund will normally invest at least 60% of its assets in EMD securities and investments providing exposure to emerging market currencies.

The Fund, under normal circumstances, will invest at least 80% of its assets in a combination of EMD securities and investments intended to provide exposure to currencies around the world, including securities and currencies of emerging market countries and currencies of countries other than emerging market countries, including the United States. The Fund may invest in debt obligations of governmental or private issuers located anywhere in the world. The Fund currently expects to invest at least 60% of its assets in EMD securities and investments providing exposure to emerging markets and currencies. For purposes of the 80% requirement and the 60% calculation described above, the Fund will include among its investments in emerging markets and currencies its exposures to emerging markets and currencies under derivatives contracts, such as forward foreign currency contracts or similar instruments.

The Trust will give shareholders at least 60 days’ notice of any change to the 80% requirement described above.	Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy covered by Rule 35d-1.

The Fund is a non-diversified mutual fund.	The Fund is a non-diversified mutual fund.

In seeking to identify investments for the Fund, SIMNA Ltd. performs fundamental research on global and regional market conditions, specific countries, and specific issuers. Based on this analysis, SIMNA Ltd. seeks not only to identify investments presenting the potential for attractive returns, but also to understand in detail the risk posed by each investment. SIMNA Ltd. will allocate the Fund’s assets actively among different EMD securities, other debt securities, and emerging market and non-emerging market currency and cash positions in response to changing market conditions. The Fund’s currency investments may result in the Fund holding substantial cash investments (in any currency, including the U.S. dollar). SIMNA Ltd. will use cash strategically, potentially building the Fund’s cash position when SIMNA Ltd. believes that attractive investments for the Fund are not available or when SIMNA Ltd. believes a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available. The Fund may gain currency exposures by holding cash positions or through notional or derivative transactions (such as currency futures contracts, forward contracts, options and swaps). The Fund may also seek to gain exposure to a currency by investments in debt securities denominated in such a currency, if SIMNA Ltd. determines that those securities provide an effective substitute for investment directly in the currency. The Fund may have a substantial exposure to the U.S. dollar (up to 100% of the Fund’s assets).

In seeking to identify investments for the Fund, SIMNA and SIMNA Ltd. perform fundamental research on global and regional market conditions, specific countries, and specific issuers. Based on this analysis, SIMNA and SIMNA Ltd. seek not only to identify investments presenting the potential for attractive returns, but also to understand in detail the risk posed by each investment. The Fund will allocate its assets actively among different EMD securities, other debt securities, and emerging market and non-emerging market currency and cash positions in response to changing market conditions. The Fund’s currency investments may result in the Fund holding substantial cash investments (in any currency, including the U.S. dollar). The Fund will use cash strategically, potentially building its cash position when SIMNA and SIMNA Ltd. believe that attractive investments for the Fund are not available or when SIMNA and SIMNA Ltd. believe a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available. The Fund may gain market or currency exposures by holding cash positions or through notional or derivative transactions (such as currency futures contracts, forward contracts, options and swaps). The Fund may also seek to gain exposure to a market or currency by investments in debt securities denominated in such a currency, if SIMNA and SIMNA Ltd. determine that those securities provide an effective substitute for investment directly in the market or currency. The Fund may have a substantial exposure to the U.S. dollar (up to 100% of the Fund’s assets).

The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by SIMNA Ltd. to be of comparable quality (so-called “junk bonds”). The Fund may buy securities that are in default and “special situation” and “work-out” bonds. It is likely that most EMD securities will be rated below investment grade or will be unrated securities of comparable quality.

The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by SIMNA and SIMNA Ltd. determine to be of comparable quality (so-called “junk bonds”).

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SIMNA Ltd. will seek to achieve a positive absolute return in all market conditions and will not manage the Fund to outperform a specific securities benchmark.	The Fund will seek to achieve a positive total return in all market conditions and will not seek to outperform a specific securities benchmark.

The Fund may invest in securities of any maturity, and the Fund’s average duration may vary greatly depending on SIMNA Ltd.’s view of global markets, interest and currency rates and other factors.	The Fund may invest in securities of any maturity or duration.

The Fund may enter into a variety of derivatives transactions. The Fund may buy or sell interest rate derivatives, such as currency futures contracts, interest rate swaps and forward contracts, to hedge against interest rate risk, to adjust the duration of the Fund’s portfolio, or generally in an attempt to increase the Fund’s return. The Fund may also enter into currency futures contracts, forward contracts, options, and swaps for hedging purposes or in connection with the settlement of portfolio transactions. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

The Fund may enter into a variety of derivatives transactions. The Fund may buy or sell interest rate derivatives, such as currency futures contracts, interest rate swaps and forward contracts, to hedge against interest rate risk, to adjust the duration of the Fund’s portfolio, or generally in an attempt to increase the Fund’s return. The Fund may also enter into currency futures contracts, forward contracts, options, and swaps for hedging purposes or in connection with the settlement of portfolio transactions.(1)

Emerging market countries include countries that are designated as emerging market countries in Bank of America Merrill Lynch’s “Size and Structure of Emerging Market Debt Report” or that SIMNA Ltd. considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by SIMNA Ltd. not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will typically seek to allocate its EMD investments among a number of different emerging market countries.

Emerging market countries include countries that the Fund’s adviser considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by the Fund’s adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will consider an issuer to be located in an emerging market country if it is organized under the laws of an emerging market country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries.(2)

(1) This disclosure will appear in the Acquiring Fund’s prospectus in the section titled “Additional Information Regarding Investment Strategies and Risks,” not as a part of its principal investment strategy disclosure.

(2) This disclosure will appear in the Acquiring Fund’s prospectus in the section titled “More Information About Risks,” not as a part of its principal investment strategy disclosure.

Proposal 2: Reorganization of Schroder Broad Tax-Aware Value Bond Fund into Hartford Schroders Tax-Aware Bond Fund

Schroder Broad Tax-Aware Value Bond Fund and Hartford Schroders Tax-Aware Bond Fund have substantially similar principal investment strategies. Each Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, each Fund invests at least 80% of its assets in U.S. dollar-denominated, investment-grade fixed income instruments. In seeking to achieve each Fund’s investment objective, SIMNA employs a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. SIMNA allocates each Fund’s assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category.

The Reorganization and the differences in the description of the principal investment strategies, however, are not expected to cause the Acquiring Fund to be managed in a manner that is different from how the Target Fund has been managed historically.

The Funds’ respective principal investment strategies are set forth below:

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Schroder Broad Tax-Aware Value Bond Fund (Target Fund)	Hartford Schroders Tax-Aware Bond Fund (Acquiring Fund)

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income debt instruments. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. “Fixed income debt instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income debt instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. dollar-denominated, investment-grade fixed income debt instruments. Fixed income debt instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.  “Total return” consists of income earned on the Fund’s investments, plus capital appreciation, if any.

The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including “to be announced” or “TBA” transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. “Investment-grade” securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by SIMNA to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

The fixed income debt instruments in which the Fund may invest include securities issued or guaranteed by the U.S. government and its agencies, government-sponsored enterprise securities, corporate bonds, mortgage-backed securities (including “to be announced” or “TBA” transactions), asset-backed securities, municipal securities, sovereign debt and debt securities issued by supranational organizations. They may pay fixed, variable, or floating interest rates. “Investment-grade” securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, are determined by SIMNA to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on SIMNA’s assessment of market and economic conditions and other factors. Duration is a measure of a bond price’s sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on SIMNA’s assessment of market and economic conditions and other factors.

Duration is a measure of a bond price’s sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.(1)

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In seeking to achieve the Fund’s investment objective, SIMNA employs a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. SIMNA allocates the Fund’s assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category; the Fund is eligible to pay “exempt-interest dividends” only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year (see “Taxes” in the Target Fund’s prospectus and the SAI of the Target Funds for more information). At times, the Fund’s investments in municipal securities may be substantial depending on SIMNA’s outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in each of California, New York and Texas.

In seeking to achieve the Fund’s investment objective, SIMNA employs a tax-aware investing strategy that attempts to realize total return for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. SIMNA allocates the Fund’s assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category. The Fund is eligible to pay “exempt-interest dividends” only if 50% of the value of its total assets is invested in tax-exempt securities at the end of each quarter of its taxable year. At times, the Fund’s investments in municipal securities may be substantial depending on SIMNA’s outlook on the market. In particular, the Fund may invest more than 25% of its total assets in municipal securities of issuers in each of California, New York and Texas.

It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by SIMNA in seeking the tax-efficient management of the Fund are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax (“AMT”) or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, SIMNA takes into consideration the maximum federal tax rates.

It is important to understand that the Fund is not limited to investing solely in assets that generate tax-exempt income and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by the Fund in seeking tax-efficient management are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal AMT or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, SIMNA takes into consideration the maximum federal tax rates.

SIMNA’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, SIMNA assesses an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, SIMNA also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors that SIMNA considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark.

The Fund’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, SIMNA assesses an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships.

When making decisions to purchase or sell a security, SIMNA also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors that SIMNA considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark.(1)

The Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. As a result, the Fund’s portfolio, and its investment performance, may differ from a mutual fund that invests without regard to such tax considerations.

As part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.	The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

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SIMNA expects that it may engage actively in transactions involving derivatives in managing the Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, options on futures, and foreign currency exchange transactions (including currency futures, forwards, and option transactions). SIMNA will normally use derivatives to supplement the effective management of the duration profile of the Fund, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund’s risk management process.

In addition, the Fund may engage actively in transactions involving derivatives. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts, options on futures, and foreign currency exchange transactions (including currency futures, forwards, and option transactions). The Fund will normally use derivatives to supplement the effective management of its duration profile, to gain exposure to particular securities or markets, in connection with hedging transactions, or for purposes of efficient portfolio management, including managing cash flows or as part of the Fund’s risk management process.

(1) This disclosure will appear in the Acquiring Fund’s prospectus in the section titled “Additional Information Regarding Investment Strategies and Risks,” not as part of its principal investment strategy disclosure.

Proposal 3: Reorganization of Schroder Emerging Market Equity Fund into Hartford Schroders Emerging Markets Equity Fund

Schroder Emerging Market Equity Fund and Hartford Schroders Emerging Market Equity Fund have substantially similar investment strategies. Each Fund normally invest at least 80% of its net assets in equity securities of “emerging market” companies. Each Fund currently considers “emerging market” companies to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in emerging markets. Each Fund will typically seek to allocate its investments among a number of different emerging market countries. Although there is no percentage limit on investments in any one emerging market country, SIMNA and SIMNA Ltd. will refer to the country allocation of each Fund’s benchmark index as a guide in making allocation decisions. Unlike the Target Fund, which intends to invest a portion of its assets in Schroder Emerging Markets Small Cap Fund, the Acquiring Fund has no similarly stated principal investment strategy.

The Reorganization and the differences in the description of the principal investment strategies, however, are not expected to cause the Acquiring Fund to be managed in a manner that is different from how the Target Fund has been managed historically.

The Funds’ respective principal investment strategies are set forth below:

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Schroder Emerging Market Equity Fund (Target Fund)	Hartford Schroders Emerging Markets Equity Fund (Acquiring Fund)

The Fund normally invests at least 80% of its net assets in equity securities of companies SIMNA Ltd. considers to be “emerging market” issuers. The Fund may use derivatives for purposes of complying with this policy. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), securities convertible into common and preferred stocks, equity-linked notes, warrants to purchase common and preferred stocks, and index-linked warrants. The Fund may also use participatory notes to gain exposure to instruments traded on certain exchanges. The Fund may also invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar securities representing ownership of foreign securities (collectively, “Depositary Receipts”). The Fund may also invest in securities of other investment companies, including open-end investment companies, closed-end investment companies and exchange-traded funds (“ETFs”), including investment companies that are sponsored or managed by SIMNA, SIMNA Ltd. or their affiliates. The Fund currently intends to invest a portion of its assets in Schroder Emerging Markets Small Cap Fund, which is also managed by SIMNA. An investment in an investment company that, like Schroder Emerging Markets Small Cap Fund, has a policy that it will normally invest at least 80% of its net assets in equity securities of emerging market issuers, and has “emerging market” or the equivalent in its name, or foreign funds with similar investment policies, will be treated as an investment in equity securities of emerging market issuers for purposes of determining if the Fund has invested at least 80% of its net assets in such securities.

The Fund normally invests at least 80% of its assets in equity securities of “emerging market” companies. The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), equity-linked notes, convertible securities, warrants and depositary receipts of companies of any size market capitalization. The Fund may also invest in securities issued in initial public offerings and may use structured notes, swap transactions, index futures, and other derivative instruments in pursuing its principal investment strategies. In addition, the Fund may invest in other investment companies, such as open-end funds, closed-end funds and ETFs, including investment companies that are sponsored or managed by the Fund’s adviser, subadvisers, or their affiliates.

The Fund invests in equity securities of issuers domiciled or doing business in “emerging market” countries. SIMNA Ltd. currently considers “emerging market” issuers to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in countries represented at the time of investment in the MSCI Emerging Market Index, which covers 23 countries and over 800 stocks in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. SIMNA Ltd. may at times determine based on its own analysis that an economy not included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund’s investments.

SIMNA and SIMNA Ltd. currently consider “emerging market” companies to be issuers listed or domiciled in, deriving a substantial portion of their revenues from, or having a substantial portion of their assets in emerging markets.

A company derives a substantial portion of its revenues from, or has a substantial portion of its assets in, emerging markets if SIMNA Ltd. determines that the issuer derives more than 50% of its revenues from, or has more than 50% of its assets in, one or more emerging market countries.(1)

The Fund will typically seek to allocate its investments among a number of different emerging market countries. There is no percentage limit on investments in any one emerging market country, but SIMNA Ltd. will refer to the country allocation of the Fund’s benchmark index as a guide in making allocation decisions.

The Fund will typically seek to allocate its investments among a number of different emerging market countries. There is no percentage limit on investments in any one emerging market country, but SIMNA and SIMNA Ltd. will refer to the country allocation of the Fund’s benchmark index as a guide in making allocation decisions.

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The Fund invests in issuers and countries that SIMNA Ltd. believes offer the potential for capital growth. In identifying investments for the Fund, SIMNA Ltd. considers a variety of factors, including the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, and whether the issuer enjoys proprietary advantages. SIMNA Ltd. considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when SIMNA Ltd. believes they are fully priced or to take advantage of other investments SIMNA Ltd. considers more attractive.

The Fund invests in countries and companies that SIMNA and SIMNA Ltd. believe offer the potential for capital growth. SIMNA and SIMNA Ltd. consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, and whether a company has proprietary advantages.

The Fund may invest in securities of companies of any size, including companies with large, medium, and small market capitalizations, including micro cap companies. The Fund may also purchase securities issued in initial public offerings (“IPOs”).

The Fund may invest in common and preferred stocks (or units of ordinary and preference shares), equity-linked notes, convertible securities, warrants and depositary receipts of companies of any size market capitalization. The Fund may also invest in securities issued in initial public offerings.

The Fund may purchase or sell structured notes, or enter into swap transactions, for hedging or as an alternative to purchasing or selling securities. SIMNA Ltd. may hedge some of the Fund’s foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.(1)

The Fund may also purchase or sell futures on indices, including country specific or overall emerging market indices. The Fund may use derivatives to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Although the Fund did not invest significantly in derivative instruments for these purposes during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s Statement of Additional Information (“SAI”).

The Fund may use structured notes, swap transactions, index futures, and other derivative instruments in pursuing its principal investment strategies.

(1) This disclosure will appear in the Acquiring Fund’s prospectus in the section titled “Additional Information Regarding Investment Strategies and Risks,” not as a part of its principal investment strategy disclosure.

Proposal 4: Reorganization of Schroder Emerging Markets Multi-Sector Bond Fund into Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schroder Emerging Markets Multi-Sector Bond Fund and Hartford Schroders Emerging Markets Multi-Sector Bond Fund have substantially similar investment strategies. Under normal circumstances, each Fund will invest at least 80% of its assets in bonds of issuers located in emerging market countries. Bonds in which each Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Each Fund may also invest up to 20% of its assets in asset-backed and mortgage-backed securities. Each Fund is a non-diversified mutual fund.

The Reorganization and the differences in the description of the principal investment strategies, however, are not expected to cause the Acquiring Fund to be managed in a manner that is different from how the Target Fund has been managed historically.

The Funds’ respective principal investment strategies are set forth below:

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Schroder Emerging Markets Multi-Sector Bond Fund (Target Fund)	Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Acquiring Fund)

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may include government securities, debt securities of corporations, asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or “indexed” securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The notional value of the Fund’s investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of SIMNA Ltd., to investments in bonds may be counted toward satisfaction of the 80% policy described above. Fixed income securities in which the Fund invests may include securities that pay interest at fixed rates or at floating or variable rates; payments of principal or interest may be made at fixed intervals or only at maturity or upon the occurrence of stated events or contingencies.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds of issuers located in emerging market countries. Bonds in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Such bonds may pay fixed, variable, or floating interest rates and may include government securities, debt securities of corporations, asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including credit-linked notes and hybrid or “indexed” securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments. The value of the Fund’s investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of SIMNA, to investments in bonds may be counted toward satisfaction of the 80% policy described above.

SIMNA will allocate the Fund’s assets actively among sectors within the fixed-income market based on its assessments of their relative values and the risks and rewards they present. Asset-backed and mortgage-backed securities will not exceed 20% of the net assets of the Fund. In selecting investments for the Fund, SIMNA seeks to identify bonds that offer what it considers the best possible risk/reward profile. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on SIMNA’s views of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by SIMNA to be of comparable quality (so-called “junk bonds”). SIMNA’s investment process may result in frequent trading of the Fund’s portfolio securities.

The Fund’s assets will be allocated actively among sectors within the fixed-income market based on SIMNA’s assessment of their relative values and the risks and rewards they present. In selecting investments for the Fund, SIMNA seeks to identify bonds that offer what it considers the best possible risk/reward profile. Securities may be denominated in emerging market currencies, in the U.S. dollar, or in other developed-market currencies, depending on SIMNA’s view of the relative values and risks of investments in the various currencies. The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by SIMNA to be of comparable quality (so-called “junk bonds”). The Fund may invest in debt securities of any maturity or duration.  SIMNA’s investment process may result in frequent trading of the Fund’s portfolio securities. The Fund may invest up to 20% of its assets in asset-backed and mortgage-backed securities.

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Emerging market countries include countries that SIMNA considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by SIMNA not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will consider an issuer to be located in an emerging market country if it is organized under the laws of that country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if SIMNA determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries.

Emerging market countries include countries that the Fund’s adviser considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by the Fund’s adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will consider an issuer to be located in an emerging market country if it is organized under the laws of an emerging market country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries.(1)

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.(1)

The Fund is a non-diversified mutual fund.	The Fund is a non-diversified mutual fund.

The Fund generally sells securities in order to take advantage of investments in other securities offering what SIMNA believes is the potential for more attractive return of capital growth and income.

The Fund generally sells securities in order to take advantage of investments in other securities offering what SIMNA believes is the potential for more attractive return of capital growth and income.(1)

(1) This disclosure will appear in the Acquiring Fund’s prospectus in the section titled “Additional Information Regarding Investment Strategies and Risks,” not as a part of its principal investment strategy disclosure.

Proposal 5: Reorganization of Schroder International Alpha Fund into Hartford Schroders International Stock Fund

Schroder International Alpha Fund and Hartford Schroders International Stock Fund have substantially similar investment strategies. Each Fund normally invests at least 65% of its total assets in equity securities of companies located outside the United States. Although each Fund attempts to invest broadly across regions and countries, including emerging market countries, each Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries.

In addition, because of its name, the Acquiring Fund has adopted a policy normally to invest at least 80% of its net assets in common and preferred stock and securities convertible into common stock, including derivative instruments that provide exposure to such securities. The Target fund has no similar stated principal investment strategy.  Additionally, although the Target Fund’s principal investment strategies included a definition of “alpha”, that definition has been removed to reflect the changed name of the Acquiring Fund.

The Reorganization, the Acquiring Fund’s 80% policy, and the differences in the description of the principal investment strategies, however, are not expected to cause the Acquiring Fund to be managed in a manner that is substantially different from how the Target Fund has been managed historically.

The Funds’ respective principal investment strategies are set forth below:

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Schroder International Alpha Fund (Target Fund)	Hartford Schroders International Stock Fund (Acquiring Fund)

The fund normally invests at least 65% of its total assets in equity securities of companies SIMNA Ltd. considers to be located outside of the United States.

The Fund normally invests at least 65% of its total assets in equity securities of companies located outside the United States and at least 80% of its assets in common and preferred stock and securities convertible into common stock, including derivative investments that provide exposure to such securities.

The Fund invests in a variety of countries throughout the world. The Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries.  The Fund may invest in securities of issuers domiciled or doing business in “emerging market” countries.

The Fund’s sub-advisers, SIMNA and SIMNA Ltd. attempt to invest broadly across regions and countries, including emerging market countries, though the Fund may, from time to time, invest more than 25% of its assets in any one country or group of countries.

The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if SIMNA Ltd. determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.

The Fund will consider an issuer located in a country if it is organized under the laws of that country and is principally traded in that country, or is domiciled and has its principal place of business located in that country and is principally traded in that country, or if SIMNA Ltd. determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.(1)

The Fund expects typically to invest in forty to sixty companies located outside of the United States at any one time.	The Fund expects typically to invest in forty to sixty companies at any one time and will typically invest a substantial portion of its assets in countries included in the MSCI EAFE Index.

The Fund invests in issuers that SIMNA Ltd. believes offer the potential for capital growth. In identifying candidates for investment, SIMNA Ltd. may consider the issuer’s likelihood of above average earnings growth, the securities’ attractive relative valuation, the quality of the securities, and whether the issuer has any proprietary advantages.

SIMNA and SIMNA Ltd. rely on a fundamental, research-driven, bottom-up approach to identify issuers they believe offer the potential for capital growth. SIMNA and SIMNA Ltd. consider factors such as a company’s potential for above average earnings growth, a security’s attractive relative valuation, whether a company has proprietary advantages, and certain environmental, social and governance criteria.

The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks. “Alpha” in the Fund’s name refers to the potential for the Fund’s portfolio to achieve risk-adjusted returns over the Fund’s benchmark index. The Fund may invest in companies of any market-capitalization.

The Fund may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization.

The Fund may purchase or sell futures contracts and options, in order to gain long or short exposure to particular securities or markets, in connection with hedging transactions, or otherwise to increase total return. Although the Fund did not invest significantly in derivative instruments during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s Statement of Addition Information (“SAI”).

The Fund may use options, futures contracts, and other derivatives instruments in pursuing its principal investment strategies.

The Fund may invest in securities of closed-end investment companies and ETFs that invest primarily in foreign securities.	The Fund may also invest in closed-end funds or exchange-traded funds.

(1) This disclosure will appear in the Acquiring Fund’s prospectus in the section titled “Additional Information Regarding Investment Strategies and Risks,” not as a part of its principal investment strategy disclosure.

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Proposal 6: Reorganization of Schroder International Multi-Cap Value Fund into Hartford Schroders International Multi-Cap Value Fund

Schroder International Multi-Cap Value Fund and Hartford Schroders International Multi-Cap Value Fund have substantially similar investment strategies. The Acquiring Fund normally invests at least 80% of its total assets in a diversified portfolio of equity securities, or derivative investments that provide exposure to equity securities, of companies located outside the United States that SIMNA and SIMNA Ltd. consider to offer attractive valuations. The Target Fund normally invests at least 65% of its total assets in a diversified portfolio of equity securities of companies located outside of the United States that SIMNA Ltd. considers to offer attractive valuations. Each Fund invests in a variety of countries throughout the world, including emerging market countries and may, from time to time, invest more than 25% of its assets in any one country or group of countries. With respect to each Fund, SIMNA and SIMNA Ltd. would apply a proprietary quantitative investment analysis that seeks to capture historically high returns from value stocks. SIMNA and SIMNA Ltd. do not consider benchmark weights when constructing each Fund’s portfolio.

The Reorganization and the differences in the description of the principal investment strategies, however, are not expected to cause the Acquiring Fund to be managed in a manner that is different from how the Target Fund has been managed historically.

The Funds’ respective principal investment strategies are set forth below:

Schroder International Multi-Cap Value Fund (Target Fund)	Hartford Schroders International Multi-Cap Value Fund (Acquiring Fund)

The Fund normally invests at least 65% of its total assets in a diversified portfolio of equity securities of companies located outside of the United States that SIMNA Ltd. considers to offer attractive valuations.

The Fund normally invests at least 80% of its total assets in a diversified portfolio of equity securities, or derivative investments that provide exposure to equity securities, of companies located outside of the United States that SIMNA and SIMNA Ltd. consider to offer attractive valuations.

The Fund invests in a variety of countries throughout the world including emerging market countries and may, from time to time, invest more than 25% of its assets in any one country or group of countries.

The Fund invests in a variety of countries throughout the world including emerging market countries and may, from time to time, invest more than 25% of its assets in any one country or group of countries.

Although the Fund may invest in any country in the world, including “emerging market” countries, SIMNA Ltd. expects that a substantial portion of the Fund’s investments will normally be in countries included in the MSCI ACWI ex USA Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets and developed markets countries (excluding the United States). SIMNA Ltd. will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if SIMNA Ltd. determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.

Although the Fund may invest in any country in the world, including “emerging market” countries, SIMNA Ltd. expects that a substantial portion of the Fund’s investments will normally be in countries included in the MSCI ACWI ex USA Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets and developed markets countries (excluding the United States). SIMNA Ltd. will consider an issuer to be located in a country if it is organized under the laws of and its equity securities are principally traded in that country, or it is domiciled or has its principal place of business located in and its equity securities are principally traded in that country, or if SIMNA Ltd. determines that the issuer has more than 50% of its assets in, or derives more than 50% of its revenues from, that country.(1)

The Fund may invest in companies of any size market capitalization, including large, well known companies, as well as smaller, less closely followed companies, including micro cap companies.	The Fund may invest in companies of any market capitalization.

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SIMNA Ltd. applies a proprietary quantitative investment analysis that seeks to capture the historically high returns from value stocks. SIMNA Ltd. does not consider benchmark weights when it constructs the Fund’s portfolio. SIMNA Ltd. believes that indices weighted by market-capitalization reflect a natural bias toward expensive stocks and geographic regions, and that, by contrast, a “bottom-up” approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. SIMNA Ltd. seeks to select relatively inexpensive stocks anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, financial strength and management quality. Geographic and sector allocations are principally the result of this selection.

SIMNA and SIMNA Ltd. apply a proprietary quantitative investment analysis that seeks to capture the high returns historically available from value stocks. SIMNA and SIMNA Ltd. do not consider benchmark weights when they construct the Fund’s portfolio. SIMNA and SIMNA Ltd. believe that indices weighted by market-capitalization reflect a natural bias toward expensive stocks and geographic regions, and that, by contrast, a “bottom-up” approach to portfolio construction, not constrained by reference to a specific benchmark or index, may uncover less expensive stocks offering better investment value. SIMNA and SIMNA Ltd. seek to select relatively inexpensive stocks of issuers located anywhere in the world based on an evaluation of a number of valuation metrics including: dividends, cash-flow, earnings, sales and asset-based measures. There is also a focus on high quality companies within this universe defined using metrics including: profitability, stability, financial strength, and management quality. Geographic and sector allocations are principally the result of this selection.

The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks. The Fund may also invest in closed-end investment companies, trusts, exchange-traded funds (“ETFs”) (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), and real estate investment trusts (“REITs”), in pursuing its principal investment strategies or for efficient portfolio management purposes.

The Fund may invest in common and preferred stocks, convertible securities and warrants. The Fund may also invest in REITs, trusts, closed-end funds, or exchange-traded funds.

The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes.	The Fund may, but is not required to, enter into foreign currency exchange transactions, for risk management or hedging purposes.

The Fund generally sells securities when SIMNA Ltd. believes they are fully priced or to take advantage of other investments SIMNA Ltd. considers more attractive.	The Fund generally sells securities when SIMNA Ltd. believes they are fully priced or to take advantage of other investments SIMNA Ltd. considers more attractive.(1)

The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return.

The Fund may purchase or sell futures contracts and options and enter into total return swaps, in order to gain long or short exposure to particular securities or markets in connection with hedging transactions or otherwise to increase total return.

The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if SIMNA Ltd. considers it appropriate. Although the Fund did not invest significantly in derivative instruments during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s SAI.

The Fund may from time to time enter into other transactions involving derivatives, including over-the-counter transactions, if SIMNA and SIMNA Ltd. consider it appropriate.

(1) This disclosure will appear in the Acquiring Fund’s prospectus in the section titled “Additional Information Regarding Investment Strategies and Risks,” not as a part of its principal investment strategy disclosure.

Proposal 7: Reorganization of Schroder Global Multi-Asset Income Fund into Hartford Schroders Income Builder Fund

Schroder Global Multi-Asset Income Fund and Hartford Schroders Income Builder Fund have substantially similar investment strategies. Each Fund seeks income and capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity and fixed income securities that SIMNA and SIMNA Ltd. believe offer attractive yields backed by strong fundamentals. SIMNA and SIMNA Ltd. actively allocate each Fund’s investments among various asset classes, regions, and sectors in response to changing market, economic and political factors and events that SIMNA and SIMNA Ltd. believe may affect the relative levels of income available.

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The Target Fund has a stated policy to focus on the sustainability of income with respect to the Target Fund’s global fixed income investments, while the Acquiring Fund has no similar stated investment policy. The Acquiring Fund’s differently stated investment strategy, however, is not expected to cause the Acquiring Fund to be managed in a manner after the Reorganization that is substantially different from how the Target Fund has been managed historically.

The Funds’ respective principal investment strategies are set forth below:

Schroder Global Multi-Asset Income Fund (Target Fund)	Hartford Schroders Income Builder Fund (Acquiring Fund)

The Fund seeks sustainable income and capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity and fixed income securities that SIMNA and SIMNA Ltd. believes offer attractive yields backed by strong fundamentals. The Fund’s adviser, SIMNA, and sub-adviser, SIMNA Ltd., actively allocate the Fund’s investments among various asset classes, regions, and sectors in response to changing market, economic, and political factors and events that SIMNA and SIMNA Ltd. believe may affect the relative levels of income available. SIMNA and SIMNA Ltd. also consider the potential for capital growth from investments in the different asset classes, and the risks of investments in those asset classes.

The Fund seeks income and capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity and fixed income securities that SIMNA and SIMNA Ltd. believe offer attractive yields backed by strong fundamentals. SIMNA and SIMNA Ltd. actively allocate the Fund’s investments among various asset classes, regions, and sectors in response to changing market, economic, and political factors and events that SIMNA and SIMNA Ltd. believe may affect the relative levels of income available. SIMNA and SIMNA Ltd. also consider the potential for capital growth from investments in the different asset classes, and the risks of investments in those asset classes.

The Fund may invest in companies of any size market capitalization.	The Fund may invest in companies of any size market capitalization.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. The portfolio is not managed with reference to a specified benchmark. Every asset class is reviewed on an ongoing basis by SIMNA and SIMNA Ltd. to determine whether it provides the opportunity to enhance performance or to reduce risk. Exposure to different asset classes and strategies will vary over time, in response to changes in SIMNA and SIMNA Ltd.’s assessment of changing market, economic, and political factors and events that SIMNA and SIMNA Ltd. believe may impact the value of the Fund’s investments.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States. Every asset class is reviewed on an ongoing basis by SIMNA and SIMNA Ltd. to determine whether it provides the opportunity to enhance performance or to reduce risk. Exposure to different asset classes and strategies will vary over time, in response to changes in SIMNA and SIMNA Ltd.’s assessment of changing market, economic, and political factors and events that SIMNA and SIMNA Ltd. believe may impact the value of the Fund’s investments.

The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.	The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.

With respect to the Fund’s global fixed income investments, the focus is on sustainability of income. The Fund may invest in fixed income securities to an unlimited extent. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity.

The Fund may invest in fixed income securities to an unlimited extent. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity.

The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by SIMNA to be of comparable quality (so-called “junk bonds”).

The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by SIMNA and SIMNA Ltd. to be of comparable quality (so-called “junk bonds”).

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The average duration of the Fund’s fixed income portfolio will vary based on SIMNA and SIMNA Ltd.’s forecast for interest rates, and there are no limits on the Fund’s portfolio duration or average maturity. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The average duration of the Fund’s fixed income portfolio will vary based on SIMNA and SIMNA Ltd.’s forecast for interest rates, and there are no limits on the Fund’s portfolio duration or average maturity.  Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.(1)

SIMNA and SIMNA Ltd.’s investment processes may result in frequent trading of the Fund’s portfolio securities. SIMNA and SIMNA Ltd. may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses.

The investment processes used by SIMNA and SIMNA Ltd. may result in frequent trading of the Fund’s portfolio securities. SIMNA and SIMNA Ltd. may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses.

The Fund generally intends to invest in high quality stocks with attractive yield characteristics and sustainable dividend payments to help establish a diversified and liquid portfolio. The Fund may invest in equity securities to an unlimited extent, including common stocks, preferred stocks, securities convertible into common and preferred stock, and non-convertible preferred stocks. The Fund may invest in securities of issuers in their initial public offerings (“IPOs”). In addition to the equity and fixed income investments described above, the Fund may invest in hybrid securities and other alternative investments, such as real estate investment trusts (“REITs”) and other property trusts, structured products, and master limited partnerships (“MLPs”). SIMNA and SIMNA Ltd. will also invest in cash and cash equivalents strategically, potentially building the Fund’s cash position when SIMNA and SIMNA Ltd. believe that attractive investments for the Fund are not available or when SIMNA and SIMNA Ltd. believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

The Fund generally intends to invest in high quality stocks with attractive yield characteristics and sustainable dividend payments to help establish a diversified and liquid portfolio. The Fund may invest in equity securities to an unlimited extent, including common stocks, preferred stocks, securities convertible into common and preferred stock, and non-convertible preferred stocks. The Fund may invest in securities of issuers in their IPOs. In addition to the equity and fixed income investments described above, the Fund may invest in hybrid securities and other alternative investments, such as REITs and other property trusts, structured products, and MLPs. SIMNA and SIMNA Ltd. will also invest in cash and cash equivalents strategically, potentially building the Fund’s cash position when SIMNA and SIMNA Ltd. believe that attractive investments for the Fund are not available or when SIMNA and SIMNA Ltd. believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

SIMNA and SIMNA Ltd. generally will seek exposure to the asset classes described above by investing directly in securities and other investments or through the use of derivatives.	SIMNA and SIMNA Ltd. generally will seek exposure to the asset classes described above by investing directly in securities and other investments or through the use of derivatives.

The Fund may also invest in other investment companies or investment pools (including investment companies or pools managed or sponsored by SIMNA or SIMNA Ltd. or their affiliates). Such pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”)). Some of these funds or pools may be managed or sponsored by SIMNA or SIMNA Ltd. and its affiliates, although others may not be.

The Fund may also invest in other investment companies or investment pools (including investment companies or pools managed or sponsored by the Fund’s adviser, SIMNA or SIMNA Ltd., or their affiliates). Such pools might include, for example, other open-end or closed-end investment companies, exchange-traded funds (“ETFs”), unit investment trusts, and domestic or foreign private investment pools.(1)

39

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required to) enter into any of these transactions to hedge various risks. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions that generally consist of futures contracts, options on futures, and swap contracts (including interest rate swaps, total return swaps, and credit default swaps). The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions including currency futures, forwards, and option transactions. The Fund may (but will not be required to) enter into any of these transactions to hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; take a net long or short position in certain investments or markets; provide liquidity in the Fund; equitize cash; minimize transaction costs; generate income; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; replicate certain direct investments; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.(1)

The Fund will normally hold investments in a number of different countries around the world.	The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States.

(1) The disclosure will appear in the Acquiring Fund’s prospectus in the section titled “Additional Information Regarding Investment Strategies and Risks,” not as part of its principal investment strategy disclosure.

Proposal 8: Reorganization of Schroder Global Strategic Bond Fund into Hartford Schroders Global Strategic Bond Fund

Schroder Global Strategic Bond Fund and Hartford Schroders Global Strategic Bond Fund have substantially similar investment strategies. Each Fund seeks total return by investing in fixed income securities of issuers located anywhere in the world that SIMNA and SIMNA Ltd. believe offer the potential for income, capital appreciation, or both. Fixed income securities in which each Fund may invest may include obligations of governments or government agencies or instrumentalities, supra-national issuers or corporate issuers. Under normal circumstances, each Fund will invest at least 80% of the value of its assets in fixed income securities.  SIMNA and SIMNA Ltd. will allocate each Fund’s assets among issuers, types of securities, industries, interest rates and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. Each Fund’s investment process may result in frequent trading of its portfolio securities. SIMNA and SIMNA Ltd. may use derivatives actively in managing the Funds, including, without limitation, foreign currency exchange transactions, swap contracts, futures contracts and options on futures. Each Fund is a non-diversified mutual fund.

In addition, unlike the Target Fund, under normal circumstances, at least 40% (and normally not less than 30%) of the Acquiring Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Acquiring Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

The Reorganization and the Acquiring Fund’s 40% policy stated above are not expected to cause the Acquiring Fund to be managed in a manner that is substantially different from how the Target Fund has been managed historically.

The Funds’ respective principal investment strategies are set forth below:

40

Schroder Global Strategic Bond Fund (Target Fund)	Hartford Schroders Global Strategic Bond Fund (Acquiring Fund)

The Fund seeks total return by investing principally in a portfolio of fixed income securities of issuers anywhere in the world that SIMNA and SIMNA Ltd. believe offer the potential for income, capital appreciation, or both. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The notional value of the Fund’s investments in derivatives that provide exposure comparable, in the judgment of SIMNA or SIMNA Ltd., to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity.

The Fund seeks total return by investing principally in fixed income securities of issuers located anywhere in the world that SIMNA and SIMNA Ltd. believe offer the potential for income, capital appreciation, or both. Fixed income securities in which the Fund may invest may be obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities. The value of the Fund’s investments in derivatives that provide exposure comparable, in the judgment of SIMNA and SIMNA Ltd., to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States.	The Fund invests primarily in securities of issuers located in a number of countries around the world, including emerging markets and the United States.

The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.	The Fund may seek to hedge against adverse changes in the values of the currencies in which its investments are denominated, although it will not be required to do so.

The Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by SIMNA and SIMNA Ltd. to be of comparable quality (so-called “junk bonds”)

Fund may invest in securities rated in any rating category and in unrated securities, and it may invest any portion of its assets in securities rated below investment grade or in unrated securities considered by SIMNA and SIMNA Ltd. to be of comparable quality (so-called “junk bonds”).

The Fund may invest a majority of its assets in asset-backed and mortgage-backed securities.	The Fund may invest a majority of its assets in asset-backed and mortgage-backed securities.

Unconstrained by design, the portfolio is not managed with reference to a specific benchmark. SIMNA and SIMNA Ltd. will allocate the Fund’s assets among issuers, types of securities, industries, interest rates, and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe.

SIMNA and SIMNA Ltd. will allocate the Fund’s assets among issuers, types of securities, industries, interest rates, and geographical regions based on an assessment of the relative values and the risks and rewards these potential investments present. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe.

The average duration of the Fund will vary based on SIMNA and SIMNA Ltd.’s assessment of market and economic factors and other considerations. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The average duration of the Fund will vary based on SIMNA and SIMNA Ltd.’s assessment of market and economic factors and other considerations. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

41

SIMNA and SIMNA Ltd.’s investment processes may result in frequent trading of the Fund’s portfolio securities. SIMNA and SIMNA Ltd. may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses. SIMNA and SIMNA Ltd.  may also allocate assets in cash and cash equivalents strategically, potentially building the Fund’s cash position when SIMNA and SIMNA Ltd. believe that attractive investments for the Fund are not available or when SIMNA and SIMNA Ltd. believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

The investment processes used by the Fund may result in frequent trading of the Fund’s portfolio securities. SIMNA and SIMNA Ltd. may sell an investment for the Fund if they believe that the investment no longer offers attractive potential future returns compared to other investment opportunities or that it presents undesirable risks, or in an attempt to limit losses. SIMNA and SIMNA Ltd. may also allocate assets in cash and cash equivalents strategically, potentially building the Fund’s cash position when SIMNA and SIMNA Ltd. believe that attractive investments for the Fund are not available or when SIMNA and SIMNA Ltd. believe that a relatively large cash position will help ensure that the Fund will be able to invest in attractive new opportunities as they become available.

SIMNA and SIMNA Ltd. may use derivatives actively in managing the Fund, including without limitation, foreign currency exchange transactions (including currency futures, forwards, and option transactions), swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts and options on futures. The Fund may (but will not be required to) enter into any of these transactions to generate income; replicate certain direct investments; take a net long or short position in certain investments or markets; hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk (although the Fund is not required to enter into hedging transactions); provide liquidity in the Fund; equitize cash; minimize transaction costs; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

SIMNA and SIMNA Ltd. may use derivatives actively in managing the Fund, including without limitation, foreign currency exchange transactions (including currency futures, forwards, and option transactions), swap contracts (including interest rate swaps, total return swaps, and credit default swaps), futures contracts and options on futures. The Fund may (but will not be required to) enter into any of these transactions to generate income; replicate certain direct investments; take a net long or short position in certain investments or markets; hedge various risks such as credit risk, interest rate risk, currency risk, and liquidity risk (although the Fund is not required to enter into hedging transactions); provide liquidity in the Fund; equitize cash; minimize transaction costs; adjust the Fund’s sensitivity to interest rate risk, currency risk, or other risk; and for asset and sector allocation purposes. The Fund may invest in warrants or options to purchase debt securities, equity securities, or commodities.

The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset’s value will decrease between the time the position is established and the agreed date of sale.

The Fund may implement short positions, including through the use of derivative instruments, such as swaps or futures, or through short sales of instruments that are eligible investments for the Fund. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price in the future in anticipation that the asset’s value will decrease between the time the position is established and the agreed date of sale.

The Fund will normally hold investments in a number of different countries around the world.

The Fund will normally hold investments in a number of different countries around the world.  Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to foreign securities or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s investments in derivative securities, exchange traded funds (ETFs) and exchange traded notes (ETNs) will be considered to be “foreign” if the underlying assets represented by the investment are determined to be foreign using the foregoing criteria.

The Fund is a non-diversified mutual fund.	The Fund is a non-diversified mutual fund.

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Proposal 9: Reorganization of Schroder U.S. Opportunities Fund into Hartford Schroders US Small Cap Opportunities Fund

Schroder U.S. Opportunities Fund and Hartford Schroders US Small Cap Opportunities Fund have substantially similar investment strategies. Each Fund expects under current market conditions to invest primarily in equity securities of small capitalization companies, although each Fund may also invest in micro-capitalization companies or larger companies. SIMNA seeks to identify securities that it believes offer the potential for capital appreciation. Moreover, each Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities.

The Acquiring Fund has a policy to invest at least 80% of its assets in the securities of small capitalization companies located in the United States. The Target Fund also has an 80% policy to invest in securities of companies located in the United States, but the 80% policy does not require a minimum level of investment in small capitalization companies. The differences in the Funds’ 80% policies and the description of other principal investment strategies, however, are not expected to cause the Acquiring Fund to be managed after the Reorganization in a manner that is substantially different from how the Target Fund has been managed historically.

The Funds’ respective principal investment strategies are set forth below:

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Schroder U.S. Opportunities Fund (Target Fund)	Hartford Schroders US Small Cap Opportunities Fund (Acquiring Fund)

The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and real estate investment trusts (“REITs”). Under current market conditions, the Fund expects to invest primarily in equity securities of small capitalization companies in the United States, although it may also invest in micro-capitalization companies. SIMNA currently considers small capitalization companies to be those with market capitalizations of approximately $6 billion or less, measured at the time of investment, and considers micro-capitalization companies to be those with market capitalizations of approximately $200 million or less, measured at the time of investment. It is important to note that these ranges may change over time as market conditions change. SIMNA will generally consider a company to be a small cap company if its market capitalization is no higher than the highest market capitalization stock in a universe of small cap stock mutual funds as derived monthly from a third party mutual funds database. However, the Fund may invest any portion of its assets in equity securities of larger companies. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies SIMNA considers to be located in the United States. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this this 80% policy, and the notional value of the Fund’s investments in derivatives or other synthetic instruments described below that provide exposure comparable, in the judgment of SIMNA, to investments in securities of companies that SIMNA considers to be located in the U.S. may be counted toward satisfaction of this policy. The Fund will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled and has its principal place of business located in the United States and is principally traded in the United States, or if SIMNA determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.

The Fund expects under current market conditions to invest primarily in equity securities of small capitalization companies, although it may also invest in micro-capitalization companies or larger companies. SIMNA currently considers small capitalization companies to be those with market capitalizations of approximately $6 billion or less, measured at the time of investment, and considers micro-capitalization companies to be those with market capitalizations of approximately $200 million or less, measured at the time of investment. The Fund normally invests at least 80% of its assets in securities of small capitalization companies located in the United States.

In selecting investments for the Fund, SIMNA seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

SIMNA seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, or new management, or other factors.

The Fund generally sells securities when SIMNA believes they are fully priced or to take advantage of other investments SIMNA considers more attractive.	The Fund generally sells securities when SIMNA believes they are fully priced or to take advantage of other investments SIMNA considers more attractive.(1)

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The Fund may purchase securities on securities exchanges as well as over-the-counter, including securities offered in initial public offerings (“IPOs”), and may invest in securities of closed-end investment companies and in exchange-traded funds (“ETFs”) (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

The Fund may invest in common and preferred stocks, convertible securities, and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in IPOs, REITs, closed-end funds, or exchange-traded funds.

The Fund may use options (puts and calls), futures contracts, and other derivatives instruments for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds. Although the Fund did not invest significantly in derivative instruments for these purposes during the most recent fiscal year, it may do so at any time. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s Statement of Additional Information (“SAI”).

The Fund may use options, futures contracts, and other derivative instruments in pursuing its principal investment strategies.

The Fund may invest, to a limited extent, in fixed income securities, including but not limited to corporate bonds and convertible bonds; SIMNA expects that such investments will not normally exceed 10% of the Fund’s total assets.

The Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities, including but not limited to corporate bonds and convertible bonds.(1)

(1) This disclosure will appear in the Acquiring Fund’s prospectus in the section titled “Additional Information Regarding Investment Strategies and Risks,” not as part of its principal investment strategy disclosure.

Proposal 10: Reorganization of Schroder U.S. Small and Mid Cap Opportunities Fund into Hartford Schroders US Small/Mid Cap Opportunities Fund

Schroder U.S. Small and Mid Cap Opportunities Fund and Hartford Schroders US Small/Mid Cap Opportunities Fund have substantially similar investment strategies. Each Fund normally invests principally in equity securities and will normally invest at least 80% of its assets in securities of companies considered by SIMNA at the time to be small or mid cap companies located in the United States.  SIMNA seeks to identify securities it believes offer the potential for capital appreciation. Each Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities.

The Funds’ respective principal investment strategies are set forth below:

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Schroder U.S. Small and Mid Cap Opportunities Fund (Target Fund)	Hartford Schroders US Small/Mid Cap Opportunities Fund (Acquiring Fund)

The Fund invests primarily in companies in the United States (determined as described below) that SIMNA considers to be small or mid cap companies. The Fund normally invests principally in equity securities and will normally invest at least 80% of its net assets in securities of companies considered by SIMNA at the time to be small or mid cap companies located in the United States. (This policy is non-fundamental and may be changed by the Trustees, without a vote of the shareholders of the Fund, upon at least 60 days’ prior written notice to shareholders). The Fund may use derivatives for purposes of complying with this policy. SIMNA currently considers a company to be a small or mid cap company if it has a market capitalization of between approximately $750 million and $15 billion, measured at the time of investment. It is important to note that these ranges may change over time as market conditions change. SIMNA will generally consider a company to be a small or mid cap company if its market capitalization is no higher than the highest market capitalization stock in a universe of mid cap stock mutual funds as derived monthly from a third party mutual funds database.

The Fund normally invests principally in equity securities and will normally invest at least 80% of its assets in securities of companies considered by SIMNA at the time to be small or mid cap companies located in the United States. SIMNA currently considers a company to be a small or mid cap company if it has a market capitalization of between approximately $750 million and $15 billion, measured at the time of investment.

The Fund may also invest in equity securities of micro cap companies or larger companies, if SIMNA believes they offer the potential for capital appreciation.	The Fund may also invest in equity securities of micro cap companies or larger companies if SIMNA believes they offer the potential for capital appreciation.

In selecting investments for the Fund, SIMNA seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior, or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures, new management, or other factors. These factors generally apply to all investments made by the Fund, including initial public offerings (“IPOs”), although the Fund may also invest in certain IPOs that the portfolio manager believes will be in high demand. The Fund may sell a security when SIMNA believes it is fully priced or to take advantage of other investments SIMNA considers more attractive.

SIMNA seeks to identify securities that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

The Fund may invest in common and preferred stocks, securities convertible into common and preferred stocks, warrants to purchase common and preferred stocks, and real estate investment trusts (“REITs”). The Fund may purchase securities on securities exchanges as well as over-the-counter, including securities offered in initial public offerings (“IPOs”), and may invest in securities of closed-end investment companies and in exchange-traded funds (“ETFs”) (open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges).

The Fund may invest in common and preferred stocks, convertible securities and warrants, as well as in over-the-counter securities. The Fund may also invest in securities issued in IPOs, REITs, closed-end funds, or exchange-traded funds.

The Fund may use options, futures contracts, and other derivative instruments for hedging purposes, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvestment of the proceeds.

The Fund may use options, futures contracts, and other derivatives instruments in pursuing its principal investment strategies.

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The Fund may invest, to a limited extent, in fixed income securities, including but not limited to corporate bonds and convertible bonds; SIMNA expects that such investments will not normally exceed 10% of the Fund’s total assets. The Fund may invest in securities of companies outside the United States.

The Fund may also invest, though not normally more than 10% of its total assets, in fixed income securities, including but not limited to corporate bonds and convertible bonds.(1)

SIMNA will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United States and is principally traded in the United States, or if SIMNA determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.

SIMNA will consider an issuer located in the United States if it is organized under the laws of the United States or any state of the United States and is principally traded in the United States, or is domiciled or has its principal place of business located in the United States and is principally traded in the United States, or if SIMNA determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from the United States.(1)

(1) This disclosure will appear in the Acquiring Fund’s prospectus in the section titled “Additional Information Regarding Investment Strategies and Risks,” not as part of its principal investment strategy disclosure.

Comparison of Principal Risks

Although the Funds describe them somewhat differently, the principal risks associated with an investment in an Acquiring Fund and its corresponding Target Fund are functionally the same because the Funds have substantially similar investment objectives and principal investment strategies. Because the Schroder funds and the Hartford Funds are unaffiliated fund families, each family has historically taken somewhat different approaches to identifying the principal risks of their Funds and used different terminology and descriptions to describe the principal risks applicable to their respective funds.  The actual risks of investing in each Fund depend on the securities held in the Fund’s portfolio and on market conditions, both of which change over time. Each Acquiring Fund is subject to the principal risks described below.

See Exhibit E below for a detailed description of each of these risks.

Proposal 1: Reorganization of Schroder Absolute Return EMD and Currency Fund into Hartford Schroders Emerging Markets Debt and Currency Fund

Listed below are the principal risks that apply to an investment in Hartford Schroders Emerging Markets Debt and Currency Fund. A summary description of those principal risks can be found in Exhibit E of this prospectus/proxy statement.

Principal Risks

•                                          Market Risk

•                                          Foreign Investments Risk

•                                          Emerging Markets Risk

•                                          Currency Risk

•                                          Interest Rate Risk

•                                          Credit Risk

•                                          High Yield Investments Risk

•                                          U.S. Government Securities Risk

•                                          Non-Diversification Risk

•                                          Derivatives Risk

•                                          Swaps Risk

•                                          Futures and Options Risk

•                                          Counterparty Risk

•                                          Liquidity Risk

•                                          Active Trading Risk

•                                          Investment Strategy Risk

•                                          Leverage Risk

•                                          Volatility Risk

•                                          Large Shareholder Transaction Risk

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A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related risks, are also set forth for the Target Fund in that Fund’s prospectus and SAI and, for the Acquiring Fund, summarized in this prospectus/proxy statement and the Merger SAI.

Proposal 2: Reorganization of Schroder Broad Tax-Aware Value Bond Fund into Hartford Schroders Tax-Aware Bond Fund

Listed below are the principal risks that apply to an investment in Hartford Schroders Tax-Aware Bond Fund.  A summary description of those principal risks can be found in Exhibit E of this prospectus/proxy statement.

Principal Risks

•                                          Market Risk

•                                          Interest Rate Risk

•                                          Credit Risk

•                                          Mortgage- and Asset-Backed Securities Risk

•                                          To Be Announced (TBA) Transactions Risk

•                                          U.S. Government Securities Risk

•                                          Liquidity Risk

•                                          Municipal Securities Risk

•                                          Derivatives Risk

•                                          Swaps Risk

•                                          Futures and Options Risk

•                                          Counterparty Risk

•                                          Foreign Investments Risk

•                                          Active Trading Risk

•                                          State-Specific Risk

•                                          Investment Strategy Risk

•                                          Large Shareholder Transaction Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related risks, are also set forth for the Target Fund in that Fund’s prospectus and SAI and, for the Acquiring Fund, summarized in this prospectus/proxy statement and the Merger SAI.

Proposal 3: Reorganization of Schroder Emerging Market Equity Fund into Hartford Schroders Emerging Markets Equity Fund

Listed below are the principal risks that apply to an investment in Hartford Schroders Emerging Markets Equity Fund.  A summary description of those principal risks can be found in Exhibit E of this prospectus/proxy statement.

Principal Risks

•                                          Market Risk

•                                          Foreign Investments Risk

•                                          Emerging Markets Risk

•                                          Currency Risk

•                                          Equity Risk

•                                          Mid Cap and Small Cap Securities Risk

•                                          Depositary Receipts Risk

•                                          Equity Linked Notes (ELN) Risk

•                                          Liquidity Risk

•                                          Investment Strategy Risk

•                                          Large Shareholder Transaction Risk

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A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related risks, are also set forth for the Target Fund in that Fund’s prospectus and SAI and, for the Acquiring Fund, summarized in this prospectus/proxy statement and the Merger SAI.

Proposal 4: Reorganization of Schroder Emerging Markets Multi-Sector Bond Fund into Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Listed below are the principal risks that apply to an investment in Hartford Schroders Emerging Markets Multi-Sector Bond Fund.  A summary description of those principal risks can be found in Exhibit E of this prospectus/proxy statement.

Principal Risks

•                                          Market Risk

•                                          Foreign Investments Risk

•                                          Emerging Markets Risk

•                                          Interest Rate Risk

•                                          Credit Risk

•                                          Currency Risk

•                                          Non-Diversification Risk

•                                          High Yield Investments Risk

•                                          Convertible Securities Risk

•                                          Liquidity Risk

•                                          Derivatives Risk

•                                          Swaps Risk

•                                          Futures and Options Risk

•                                          Counterparty Risk

•                                          Active Trading Risk

•                                          Volatility Risk

•                                          Leverage Risk

•                                          Investment Strategy Risk

•                                          Large Shareholder Transaction Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related risks, are also set forth for the Target Fund in that Fund’s prospectus and SAI and, for the Acquiring Fund, summarized in this prospectus/proxy statement and the Merger SAI.

Proposal 5: Reorganization of Schroder International Alpha Fund into Hartford Schroders International Stock Fund

Listed below are the principal risks that apply to an investment in Hartford Schroders International Stock Fund.  A summary description of those principal risks can be found in Exhibit E of this prospectus/proxy statement.

Principal Risks

•                                          Market Risk

•                                          Foreign Investments Risk

•                                          Emerging Markets Risk

•                                          Currency Risk

•                                          Equity Risk

•                                          Mid Cap and Small Cap Securities Risk

•                                          Investment Strategy Risk

•                                          Large Shareholder Transaction Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related

49

risks, are also set forth for the Target Fund in that Fund’s prospectus and SAI and, for the Acquiring Fund, summarized in this prospectus/proxy statement and the Merger SAI.

Proposal 6: Reorganization of Schroder International Multi-Cap Value Fund into Hartford Schroders International Multi-Cap Value Fund

Listed below are the principal risks that apply to an investment in Hartford Schroders International Multi-Cap Value Fund.  A summary description of those principal risks can be found in Exhibit E of this prospectus/proxy statement.

Principal Risks

•                                          Market Risk

•                                          Foreign Investments Risk

•                                          Emerging Markets Risk

•                                          Currency Risk

•                                          Equity Risk

•                                          Quantitative Investing Risk

•                                          Mid Cap and Small Cap Securities Risk

•                                          Real Estate Related Securities Risk

•                                          Active Trading Risk

•                                          Value Investing Style Risk

•                                          Investment Strategy Risk

•                                          Large Shareholder Transaction Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related risks, are also set forth for the Target Fund in that Fund’s prospectus and SAI and, for the Acquiring Fund, summarized in this prospectus/proxy statement and the Merger SAI.

Proposal 7: Reorganization of Schroder Global Multi-Asset Income Fund into Hartford Schroders Income Builder Fund

Listed below are the principal risks that apply to an investment in Hartford Schroders Income Builder Fund.  A summary description of those principal risks can be found in Exhibit E of this prospectus/proxy statement.

Principal Risks

•                                          Market Risk

•                                          Equity Risk

•                                          Mid Cap and Small Cap Securities Risk

•                                          Interest Rate Risk

•                                          Credit Risk

•                                          High Yield Investments Risk

•                                          Loans and Loan Participations Risk

•                                          Foreign Investments Risk

•                                          Emerging Markets Risk

•                                          Currency Risk

•                                          Mortgage- and Asset-Backed Securities Risk

•                                          Liquidity Risk

•                                          Sovereign Debt Risk

•                                          Active Trading Risk

•                                          Volatility Risk

•                                          Leverage Risk

•                                          Investment Strategy Risk

•                                          Large Shareholder Transaction Risk

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A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related risks, are also set forth for the Target Fund in that Fund’s prospectus and SAI and, for the Acquiring Fund, summarized in this prospectus/proxy statement and the Merger SAI.

Proposal 8: Reorganization of Schroder Global Strategic Bond Fund into Hartford Schroders Global Strategic Bond Fund

Listed below are the principal risks that apply to an investment in Hartford Schroders Global Strategic Bond Fund.  A summary description of those principal risks can be found in Exhibit E of this prospectus/proxy statement.

Principal Risks

•                                          Market Risk

•                                          Interest Rate Risk

•                                          Credit Risk

•                                          High Yield Investments Risk

•                                          Mortgage- and Asset-Backed Securities Risk

•                                          Foreign Investments Risk

•                                          Emerging Markets Risk

•                                          Currency Risk

•                                          Loans and Loan Participations Risk

•                                          U.S. Government Securities Risk

•                                          Non-Diversification Risk

•                                          Municipal Securities Risk

•                                          Derivatives Risk

•                                          Swaps Risk

•                                          Futures and Options Risks

•                                          Counterparty Risk

•                                          Leverage Risk

•                                          Convertible Securities Risk

•                                          Liquidity Risk

•                                          Sovereign Debt Risk

•                                          Volatility Risk

•                                          Investment Strategy Risk

•                                          Large Shareholder Transaction Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related risks, are also set forth for the Target Fund in that Fund’s prospectus and SAI and, for the Acquiring Fund, summarized in this prospectus/proxy statement and the Merger SAI.

Proposal 9: Reorganization of Schroder U.S. Opportunities Fund into Hartford Schroders US Small Cap Opportunities Fund

Listed below are the principal risks that apply to an investment in Hartford Schroders US Small Cap Opportunities Fund.  A summary description of those principal risks can be found in Exhibit E of this prospectus/proxy statement.

Principal Risks

•                                          Market Risk

•                                          Small Cap Securities Risk

•                                          Equity Risk

•                                          Real Estate Related Securities Risk

•                                          Liquidity Risk

•                                          Investment Strategy Risk

•                                          Large Shareholder Transaction Risk

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A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related risks, are also set forth for the Target Fund in that Fund’s prospectus and SAI and, for the Acquiring Fund, summarized in this prospectus/proxy statement and the Merger SAI.

Proposal 10: Reorganization of Schroder U.S. Small and Mid Cap Opportunities Fund into Hartford Schroders US Small/Mid Cap Opportunities Fund

Listed below are the principal risks that apply to an investment in Hartford Schroders US Small/Mid Cap Opportunities Fund.  A summary description of those principal risks can be found in Exhibit E of this prospectus/proxy statement.

Principal Risks

•                                          Market Risk

•                                          Mid Cap and Small Cap Securities Risk

•                                          Equity Risk

•                                          Real Estate Related Securities Risk

•                                          Liquidity Risk

•                                          Investment Strategy Risk

•                                          Large Shareholder Transaction Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund’s prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related risks, are also set forth for the Target Fund in that Fund’s prospectus and SAI and, for the Acquiring Fund, summarized in this prospectus/proxy statement and the Merger SAI.

Comparison of Fundamental Investment Policies

If the Reorganizations occur, the combined Funds will be subject to the fundamental investment policies of the Acquiring Funds. A “fundamental” investment policy is one that may not be changed without a shareholder vote. Although the fundamental investment policies of the Target Funds and the Acquiring Funds are worded differently, in general the differences between the fundamental investment policies of the Target Funds and the Acquiring Funds are not expected to result in any material difference between the way the Target Funds have been managed and the way the Acquiring Funds will be managed.  A comparison of the Funds’ fundamental investment policies is set forth in Exhibit D to this combined proxy statement/prospectus.

Comparison of Non-Fundamental Investment Policies

If the Reorganizations occur, the Target Funds will be subject to the non-fundamental investment policies (policies that may be changed without a shareholder vote) of the Acquiring Funds. It is not expected that the differences between the non-fundamental policies of the Funds result in any material difference between the way the Target Funds have been managed and the way the Acquiring Funds will be managed.

A comparison of the Funds’ non-fundamental investment policies is set forth below in Exhibit D.

Comparison of Performance

No performance information is included here as the Acquiring Funds have not yet commenced investment operations.  Each Acquiring Fund will assume the performance history of its corresponding Target Fund at the closing of the Reorganizations.  Performance information for the Target Funds is presented in the Target Funds’ prospectus, and more current performance information is available at www.schroderfunds.com.

COMPARISON OF INVESTMENT ADVISERS AND DISTRIBUTORS

Schroder Investment Management North America Inc. (“SIMNA”), 875 Third Avenue, New York, NY 10022, is the investment adviser for each Target Fund and SIMNA Ltd., 31 Gresham St., London EC2V 7QA, United Kingdom, is the subadviser for each of Schroder Absolute Return EMD and Currency Fund, Schroder Emerging Market Equity Fund, Schroder International

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Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund. SFA, 875 Third Avenue, 22nd Floor, New York, New York 10022, is the distributor for each Target Fund.

Hartford Funds Management Company, LLC (“HFMC”), 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, will be the investment adviser, and SIMNA will be the subadviser for each Acquiring Fund. SIMNA Ltd. will be the sub-subadviser for each of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders International Stock Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders Income Builder Fund and Hartford Schroders Global Strategic Bond Fund. Hartford Funds Distributors, LLC (“HFD”), 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087, is the distributor for each Acquiring Fund.

HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated funds of funds, as of June 30, 2016, the HFMC had approximately $91.5 billion (or approximately $75.2 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management. HFMC is responsible for the management of the Acquiring Funds and will supervise the activities of SIMNA and SIMNA Ltd. as described below.

SIMNA will serve as each Acquiring Fund’s sub-adviser and Schroder Investment Management North America Limited (“SIMNA Ltd.”) will serve as certain Acquiring Funds’ sub-subadviser.  SIMNA will perform the daily investment of the assets for each Acquiring Fund, and SIMNA Ltd. will also perform daily investment of the assets for each of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders International Stock Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders Income Builder Fund and Hartford Schroders Global Strategic Bond Fund. SIMNA Ltd., an affiliate of SIMNA, serves as sub-subadviser pursuant to a sub-subadvisory agreement with SIMNA. SIMNA (itself and its predecessors) has been an investment manager since 1962, and also serves as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company with approximately $459.6 billion under management as of June 30, 2016. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets.

For their services as investment advisers, SIMNA and HFMC are entitled to receive the following annual investment advisory fees based on each Fund’s average daily net assets.

Target Fund Annual Fee (as a % of Average Daily Net Assets)	Acquiring Fund Annual Fee (as a % of Average Daily Net Assets

Schroder Absolute Return EMD and Currency Fund	Hartford Schroders Emerging Markets Debt and Currency Fund
0.90%	0.95% First $1 billion
0.90% Next $4 billion
0.89% Next $5 billion
0.885% Over $10 billion
Schroder Broad Tax-Aware Value Bond Fund	Hartford Schroders Tax-Aware Bond Fund
0.33%	0.45% First $1 billion
0.43% Next $4 billion
0.425% Next $5 billion
0.42% Over $10 billion
Schroder Emerging Market Equity Fund	Hartford Schroders Emerging Markets Equity Fund
1.00%	1.05% First $1 billion
1.00% Next $4 billion
0.99% Next $5 billion
0.985% Over $10 billion
Schroder Emerging Markets Multi-Sector Bond Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
0.75%	0.70% First $1 billion
0.65% Next $4 billion
0.64% Next $5 billion
0.635% Over $10 billion
Schroder International Alpha Fund	Hartford Schroders International Stock Fund
0.80%	0.75% First $1 billion
0.70% Next $4 billion
0.69% Next $5 billion
0.685% Over $10 billion

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Schroder International Multi-Cap Value Fund	Hartford Schroders International Multi-Cap Value Fund
0.80%	0.77% First $1 billion
0.72% Next $4 billion
0.71% Next $5 billion
0.705% Over $10 billion
Schroder Global Multi-Asset Income Fund	Hartford Schroders Income Builder Fund
0.60%	0.70% First $1 billion
0.68% Next $4 billion
0.67% Next $5 billion
0.665% Over $10 billion
Schroder Global Strategic Bond Fund	Hartford Schroders Global Strategic Bond Fund
0.55%	0.66% First $1 billion
0.58% Next $4 billion
0.555% Next $5 billion
0.545% Over $10 billion
Schroder U.S. Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
1.00%	0.90% First $1 billion
0.89% Next $4 billion
0.88% Next $5 billion
0.87% Over $10 billion
Schroder U.S. Small and Mid Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund
1.00%	0.85% First $1 billion
0.80% Next $4 billion
0.79% Next $5 billion
0.785% Over $10 billion

With respect to each Acquiring Fund, HFMC has contractually agreed to establish an expense reimbursement agreement applicable to the various share classes of each of the Acquiring Funds, under which HFMC will reimburse each Acquiring Fund’s expenses in an amount equal to the expense limitations that currently apply to the corresponding share class of the Target Fund for two years following the closing of the Reorganizations.  Therefore, following the Reorganizations, the Target Fund shareholders will not experience an increase in fees and expenses with respect to their investment in an Acquiring Fund for at least two years (not including any increase in taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). Following the expiration of the two year expense reimbursement agreement, it is possible that the total annual fund operating expenses of certain share classes of an Acquiring Fund may be higher than the total annual fund operating expenses of the corresponding share class of its Target Fund, based in part on the asset size of the Acquiring Fund at that time.  It is currently anticipated that the expense caps of the corresponding Acquiring Funds into which the following Target Funds are proposed to be reorganized may increase, which may result in increased net total operating expenses of these Acquiring Funds unless these Acquiring Funds are able to significantly increase their current asset size: Schroder International Multi-Cap Value Fund, Schroder Tax-Aware Value Bond Fund, Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund.  These anticipated subsequent expense caps are not assured, however, and are subject to change.

Note in particular that the contractual management fee rate for an Acquiring Fund may be higher or lower than the contractual management fee rate that is currently in place for its corresponding Target Fund.  The contractual management fee rates for Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Income Builder Fund, and Hartford Schroders Global Strategic Bond Fund, excluding consideration of breakpoints that are being introduced, are higher than the management fee rates that are currently in place for the corresponding Target Funds.  The contractual management fee rates for Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders US Small/Mid Cap Opportunities Fund, Hartford Schroders International Stock Fund, and Hartford Schroders US Small Cap Opportunities Fund are lower than the management fee rates that are currently in place for the corresponding Target Funds.  All Acquiring Funds will be subject to a two-year expense limitation agreement as described above.

A discussion regarding the basis for the HMF II Board’s approval of the investment advisory agreement for each of the Acquiring Funds will be available in each Acquiring Fund’s next shareholder report following the close of the Reorganizations. A discussion regarding the basis for the HMF II Board’s approval of the investment subadvisory and investment sub-subadvisory agreements for SIMNA and SIMNA Ltd., respectively, will be available in each Acquiring Fund’s annual shareholder report following the close of the Reorganizations.

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Additionally, the Reorganizations will result in a change in certain other service providers, including the Funds’ custodian.  Differences in coverage of a custodian’s global sub-custody network may affect the countries in which certain of the Acquiring Funds, principally those investing in emerging markets, may invest and such Funds’ investments.

COMPARISON OF POLICIES FOR BUYING AND SELLING SHARES

•                  The Target Funds and the Acquiring Funds have generally similar policies for buying and selling shares, although each Acquiring Fund has (i) a lower minimum initial investment for Class A shares ($2,000, contrasted with $2,500 for the Advisor Shares of the Target Funds, except that the minimum initial investment for Class A shares of Hartford Schroders Emerging Markets Debt and Currency Fund and Hartford Schroders Emerging Markets Multi-Sector Bond Fund is $5,000); (ii) a lower minimum initial investment for Class I shares ($2,000, and $5,000 for Hartford Schroders Emerging Markets Debt and Currency Fund and Hartford Schroders Emerging Markets Multi-Sector Bond Fund, contrasted with $250,000 for Investor Shares of the Target Funds); and (iii) a lower threshold for involuntary redemptions ($1,000, contrasted with $2,000 for the Target Funds). The minimum initial investment for R6 Shares of the Target Funds and Class SDR shares of the Acquiring Funds is identical ($5,000,000). Please see Exhibit A for a description of these policies for the Acquiring Funds.

•                  HFD, the Acquiring Fund’s distributor, will waive the Class A sales charge for investors who held Advisor Shares of a Target Fund prior to the date of the Reorganization of the Target Fund into an Acquiring Fund and received Class A shares of the Acquiring Fund as a result of such Reorganization and who wish to purchase additional Class A shares in the same account.

•                  The Acquiring Funds’ Class A shares’ 1.00% CDSC on certain redemptions of Class A shares will be waived for additional purchases by shareholders who receive Class A shares in the Reorganization.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization

The Boards of Trustees of the Target Funds and the Board of Directors of the Acquiring Funds have approved the Agreement and Plan of Reorganization (the “Agreement”). Shareholders are encouraged to review the Agreement, which is attached as Exhibit F to this Prospectus/Proxy Statement; the following is a summary of certain terms of the Agreement:

•                  Each Reorganization is expected to occur on or about October 21, 2016, subject to approval by Target Fund shareholders and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Target Fund and the corresponding Acquiring Fund.

•                  Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities.

•                  Each Acquiring Fund will issue shares of each class of such Acquiring Fund (“Acquisition Shares”) that have an aggregate net asset value equal to the aggregate net asset value of each corresponding class of shares of each applicable Target Fund outstanding immediately before the Reorganization after the declaration and payment of any dividends and/or distributions. Accordingly, each shareholder of the Target Fund at the time of the Reorganization will receive shares of the corresponding class of shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of that shareholder’s investment in the Target Fund immediately before the Reorganization after the declaration and payment of any dividends and/or distributions using the valuation procedures described in the then-current prospectus and statement of additional information of the Target Fund. With respect to the Target Fund’s last net asset value calculation at the time of the Reorganization, if the application of the Target Fund’s valuation policies leads to a materially different value for an investment than that which would be determined using the corresponding Acquiring Fund’s valuation policies, then the Target Fund and the Acquiring Fund shall confer and mutually agree on a valuation for the investment.  Shareholders of the Target Fund should be aware that application of the Acquiring Fund’s valuation policies following the Reorganization may result in a different aggregate net asset value than if the Acquired Fund’s policy had been applied. Shareholders will not pay any sales charge in connection with the receipt or distribution of Acquisition Shares.

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•                  The net asset value of each class of shares of each Target Fund and the corresponding class of shares of the Acquiring Fund will be computed as of the close of regular trading on the New York Stock Exchange on the closing date of the applicable Reorganization.

Conditions to Closing for Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•                  The Target Fund and the corresponding Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•                  A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•                  A registration statement on Form N-1A relating to the corresponding Acquiring Fund will have been filed with the SEC and become effective.

•                  The shareholders of the Target Fund will have approved the Agreement by the requisite vote.

•                  The Target Fund will have received an opinion of Ropes & Gray LLP, in a form reasonably acceptable to counsel for the Acquiring Funds, substantially to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the Target Fund generally will not recognize gain or loss for U.S. federal income tax purposes, and the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for the Acquisition Shares of the corresponding Acquiring Fund in connection with the Reorganization.

•                  Each Reorganization is conditioned upon receipt of shareholder approval of the Reorganizations relating to all of the other Target Funds. Accordingly, if shareholders of one Target Fund approve its Reorganization, but shareholders of a second Target Fund do not approve that Target Fund’s Reorganization, the Reorganization of the first Target Fund may not take place as described in this combined proxy statement/prospectus unless that condition is waived by the Funds, SIMNA or HFMC, as applicable.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Target Fund and the Acquiring Fund at any time prior to the closing date thereof.  In addition, either the Target Fund or the Acquiring Fund may terminate the Agreement with respect to one or more of the Reorganizations at or prior to the closing date in the event of a material breach of the Agreement by the other party, a failure of or an inability to meet any condition precedent to the terminating Fund’s obligations under the Agreement, any governmental authority prohibiting the Agreement or the contemplated transactions, a determination by the Schroders Board or the HMF II Board in good faith that circumstances have developed that would make proceeding with a Reorganization not in the best interests of a Target Fund’s or Acquiring Fund’s shareholders, respectively, or the Framework Agreement by and between HFMC and SIMNA relating to the Reorganizations and dated as of May 27, 2016, has been terminated by either SIMNA or HFMC in accordance with the terms thereof.   In the event of a termination, HFMC and SIMNA will bear its own costs associated with the Reorganization.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities or any other interest in such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, a majority of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms conditions or understandings applicable thereto.  Although SIMNA and HFMC do not believe Section 15(f) of the 1940 Act applies to the Reorganizations, HFMC has agreed not to, and has agreed not to cause its affiliates to, take (or fail to take) any action if such action (or failure to take such action) would have the effect, directly and indirectly, of causing the requirements of any of the provisions of Section 15(f) of the Investment Company Act not to be met in respect of this Agreement as to any Acquiring Fund.

Distribution Support Provided By SFA

Following the Reorganizations, Schroder Fund Advisors LLC, the Target Funds’ distributor and wholly owned subsidiary of SIMNA (“SFA”), expects to enter into an additional compensation arrangement with HFMC and HFD, the Acquiring Funds’ distributor.  Under this arrangement, SFA will enter into a selling agreement with HFD pursuant to which SFA will continue to be

56

involved in the distribution of the Acquiring Funds’ shares, and SFA and HFMC will enter into an additional compensation agreement, pursuant to which HFMC will pay SFA a fee based on substantially all of the gross spread between the management fees and subadvisory fees less waivers earned on the SDR Class shares of each Acquiring Fund for its distribution activities related to that class of shares of the Acquiring Funds.  With respect to Class SDR Shares of each Acquiring Fund (formerly R6 Shares of certain Target Funds and Investor Shares of Schroder Broad Tax-Aware Value Fund that are converted to Class SDR Shares following the Reorganizations), SIMNA has agreed to support any expense reimbursement applicable to that class of shares.

Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•                  The Reorganization will constitute a “reorganization” under Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

•                  Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Target Fund upon (i) the transfer of all its assets to the Acquiring Fund in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in liquidation, except that the Target Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

•                  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Target Fund in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all liabilities of the Target Fund.

•                  Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the distribution to them by the Target Fund of the Acquisition Shares in exchange for their shares of the Target Fund.

•                  Under Section 358 of the Code, the basis of the Acquisition Shares received by shareholders of the Target Fund will be the same as the basis of the Target Fund shares exchanged therefor.

•                  Under Section 362(b) of the Code, the basis of the Target Fund’s assets received by the Acquiring Fund will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Target Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in the second bullet point above.

•                  Under Section 1223(1) of the Code, each shareholder’s holding period in the Acquisition Shares will be determined by including the period for which the shareholder held the shares of the Target Fund exchanged therefor, provided that the shareholder held such shares of the Target Fund as a capital asset at the time of the exchange.

•                  Under Section 1223(2) of the Code, the holding period of an Acquiring Fund with respect to the Target Fund’s assets, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet point above, will include the period for which the Target Fund’s assets were held by the Target Fund.

•                  The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations.

Each opinion will be based on certain factual certifications made by the officers of the Target Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Target Fund would recognize a taxable gain or loss equal to the

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difference between his or her tax basis in his or her Target Fund shares and the fair market value of the Acquisition Shares he or she received. Shareholders of a Target Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders of a Target Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganization.

Board Considerations Relating to the Proposed Reorganizations

The Boards of Trustees of the Target Funds considered the Reorganizations at meetings held on March 30, 2016, April 12, 2016, May 31, 2016, and, at the meeting on May 31, 2016, the Trustees, including a majority of the trustees who are not “interested persons” of the Target Funds as that term is defined in the 1940 Act, approved the Agreement. In approving the Reorganizations, the Board determined that (i) participation in the Reorganizations is in the best interests of each Target Fund and its shareholders; and (ii) the interests of each Target Fund’s shareholders will not be diluted as a result of the Reorganizations.

In approving the proposed Reorganizations, and recommending their approval by shareholders, the Board considered a number of factors.  Among the factors considered, the Board took into account that SIMNA and its affiliates have advised the Board that it has come to the conclusion that the Target Funds, taken together, have not reached meaningful scale, despite significant efforts by Schroders plc and its affiliates (“Schroders”) to grow the Target Funds. The Board took into account the significant efforts employed by SIMNA and Schroders in recent years to attract assets to the Target Funds, including the introduction of new funds, the creation of low cost R6 shares classes, fee reductions and significant expense subsidies for the Target Funds in order to maintain competitive expense ratios despite the small size of the Target Funds and a significant effort to make the Target Funds available on distribution platforms and with financial intermediaries.  Despite these efforts, SIMNA has advised the Board that it believes that the low level of assets of certain of the Target Funds has resulted in limited future growth opportunities for those Target Funds within distribution platforms. SIMNA advised the Board that it was no longer willing to bear the significant economic costs in maintaining the Target Funds’ current expense ratios without a realistic chance of realizing significant growth in the Target Funds in the near term. As a result, SIMNA advised the Board that it considered a number of options, including the possible liquidation of the Target Funds, joint venture opportunities, acquisitions and enhanced organic growth scenarios.  The Board took into account that Schroders had determined not to incur the significant additional costs that would be required to realistically implement an enhanced organic growth strategy and that the Reorganizations were the most attractive options available that would result in the continued operation of the Target Funds for their shareholders.

SIMNA further advised the Board that it believes that the proposed Reorganizations offer a number of benefits to shareholders, including:

•                  Continuity of portfolio management; while HFMC will serve as investment adviser to the Acquiring Funds, SIMNA will serve as subadviser to the Acquiring Funds, and SIMNA Ltd. will serve as sub-subadviser to corresponding Acquiring Funds of Target Funds where it is a subadviser. As a result, the day-to-day portfolio management team of each Target Fund is expected to serve as the portfolio management team of the corresponding Acquiring Fund,

•                  The potential for reduced expenses over time of the Acquiring Funds, due to the potential to attract additional assets and benefit from greater potential economies of scale.  In this regard, the Board also took into account that after the expiration of the two year expense reimbursement agreement, it is currently anticipated that the expense caps of the corresponding Acquiring Funds into which the following Target Funds are proposed to be reorganized may increase, which may result in increased net total operating expenses of these Acquiring Funds unless these Acquiring Funds are able to significantly increase their current asset size: Schroder International Multi-Cap Value Fund, Schroder Tax-Aware Value Bond Fund, Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund. The Board noted that these anticipated subsequent expense caps are not assured, however, and are subject to change;

•                  The proposed expense reimbursement agreement applicable to the Acquiring Funds for a period of two years from the date of the Reorganizations and SIMNA’s determination that it was not willing to continue to subsidize the Target Funds’ operations indefinitely to the same extent it currently subsidizes them given the limited prospects to meaningfully grow the Target Funds in the near term;

•                  The Acquiring Funds’ investment management agreement provides for management fee breakpoints, whereas the Target Funds’ investment advisory agreements do not, and the breakpoints may allow shareholders to benefit from economies of scale more quickly;

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•                  HFMC’s and its affiliates’ experience and resources in managing and overseeing unaffiliated subadvisers and in, administering and distributing mutual funds; and

•                  Shareholder access to additional investment options, by virtue of certain exchange rights, within the Hartford Funds fund complex.

The Board also took into account that SIMNA was subject to certain conflicts of interest in proposing the Reorganizations in that the Reorganizations may result in certain benefits to SIMNA, Schroders and their affiliates. In this regard, the Board took into account that, if completed, the Reorganizations will reduce SIMNA’s need to subsidize the Target Funds’ operating expenses to ensure their competitiveness. The Board noted that HFMC and SIMNA will be sharing the cost of subsidizing the operating expenses of the Acquiring Funds for a period of time.  In addition, the Board took into account that, if completed, the Reorganizations may lower certain costs to SIMNA in supporting the Target Funds’ distribution and operations, including the costs of personnel necessary to support the operation and distribution of the Target Funds.  The Board also considered that SFA, the Target Funds’ distributor and a wholly-owned subsidiary of SIMNA, was expected to enter into an additional compensation arrangement with HFMC and HFD, the Acquiring Funds’ distributor, as described above, which will result in additional compensation to be received by SFA in connection with distribution activities of Class SDR shares of the Acquiring Funds.

The Board, in considering these recommendations, also considered that the proposed Reorganizations, on the terms proposed to them at their meetings, were preferable to the liquidation of the Target Funds as they will permit shareholders who wish to remain invested in the Target Funds to do so without the realization of capital gains or losses for U.S. federal income tax purposes that would result from a liquidation.  The Board also considered that the two-year expense limitation agreement insured that shareholders would not experience an increase in expenses as a result of the Reorganizations for at least a two year period and also afforded shareholders, particularly shareholders of those Acquired Funds that may experience an increase in operating expenses after expiration of the two-year expense limitation agreement, with ample opportunity to redeem their shares from the Acquiring Funds if they so desired.  Such shareholders could redeem their shares without the imposition of any sales charge or CDSC.

Manager of Managers Structure — Hartford Funds

HMF II and HFMC rely on an exemptive order from the SEC for certain funds (including the Acquiring Funds) under which it uses a “manager of managers” structure (the “Hartford Funds Order”).  The Hartford Funds Order permits HFMC, subject to the approval of the HMF II Board, to hire and to modify any existing or future subadvisory agreement with subadvisers that are not affiliated with HFMC without obtaining shareholder approval.

Pursuant to the Hartford Funds Order, HFMC, with the approval of the HMF II Board, would have the discretion to terminate any subadviser, including SIMNA and SIMNA Ltd., and allocate and reallocate an Acquiring Fund’s assets among HFMC and any other non-affiliated subadvisers. HFMC, subject to oversight and supervision by the HMF II Board, has responsibility to oversee any subadviser to an Acquiring Fund and to recommend, for approval by the HMF II Board, the hiring, termination and replacement of subadvisers for an Acquiring Fund. In evaluating a prospective subadviser, HFMC would consider, among other things, the proposed subadviser’s experience, investment philosophy and historical performance. HFMC would remain ultimately responsible for supervising, monitoring and evaluating the performance of any subadviser retained to manage an Acquiring Fund. Within 90 days after hiring any new subadviser, the respective Acquiring Fund’s shareholders will receive information about any new subadvisory relationship.  Use of the manager of managers structure in reliance on the Hartford Funds Order will have been approved by the initial shareholder of each of the Acquiring Funds prior to the closing of the Reorganizations, although HFMC does not currently intend to recommend any changes in reliance on the Hartford Funds Order.

In addition, HFMC and HMF II have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Hartford Funds Order and would permit HFMC, on behalf of an Acquiring Fund and subject to the approval of the HMF II Board, to hire and to modify any existing or future subadvisory agreement with subadvisers that are not affiliated with HFMC (the “current relief”) as well as subadvisers that are indirect or direct, wholly owned subsidiaries of HFMC or of another company that, indirectly or directly wholly owns HFMC (the “expanded relief”). There can be no guarantee that the SEC will grant the New Order. The initial shareholder of each Acquiring Fund will have approved the operation of the Funds under any “Manager of Managers” structure prior to the closing of the Reorganizations, including under (i) the New Order, and/or (ii) any future law, regulation, or exemptive relief provided by the SEC.  The Acquiring Funds will be entitled to continue to rely on the Hartford Funds Order until the SEC grants the New Order.  Within 90 days after hiring any new sub-adviser, the respective Acquiring Fund’s shareholders will receive information about any new subadvisory relationship.

Use of the manager of managers structure would not diminish HFMC’s responsibilities to the Acquiring Funds under its investment management agreement. HFMC would continue to have overall responsibility, subject to oversight by the HMF II Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, HFMC would, subject to the review

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and approval of the HMF II Board: (a) set an Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of an Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the HMF II Board, HFMC would: (a) when appropriate, allocate and reallocate the Acquiring Funds’ assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. Replacement of HFMC or the imposition of material changes to the investment management agreement would continue to require prior shareholder approval.

Performance Information of Certain Other Accounts(1)

The following table sets forth historical composite performance information for all of the fully discretionary accounts managed by wholly-owned subsidiaries of Schroders plc in the United States and the United Kingdom (the “Schroders Firm”) (see footnote 1 below) that have investment objectives, policies, strategies, and risks that are substantially similar to those of the Hartford Schroders Fund Global Strategic Bond Fund (the “Strategic Bond Composite”). The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Strategic Bond Composite. (The membership of the team has changed over time, and these changes may have affected the performance of these accounts.)

The composite data is provided to illustrate the past performance of the Schroders Firm in managing substantially similar accounts as measured against a specified benchmark. The information shown below does not represent the Fund’s performance, is not a substitute for such performance, and should not be considered a prediction of the future performance of the Fund.

Investors should be aware that the SEC uses a methodology different from that used below to calculate performance for mutual funds, which could result in different performance results. The Strategic Bond Composite includes pooled investment vehicles managed by the Schroders Firm that are not registered under the 1940 Act (“unregistered funds”). Unregistered funds are not subject to the specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. As a result, the investment portfolio of the Fund, if it had been in operation during the periods shown, would likely have differed to some extent from those of the unregistered funds. The results presented below may not necessarily be representative of the returns that would have been experienced by any particular investor due to the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

The table below shows the asset weighted annual total returns for the Strategic Bond Composite as of April 30, 2016 in the first four columns (in the first column, restated to reflect deduction of the highest management fee paid by any account in the Strategic Bond Composite (1.15%); in the second column, restated to reflect deduction of Net Expenses for Class SDR shares of the Fund (0.64%), in the third column, restated to reflect deduction of Net Expense for Class I shares of the Fund (0.79%); and in the fourth column, restated to reflect deduction of Net Expenses for Class A shares of the Fund (1.04%)).  In the fifth column, the table below shows annualized returns for the 3-Month USD Fixed LIBOR.

(1) This information is included herein because Hartford Schroders Global Strategic Bond Fund is a “commodity pool” under the Commodity Exchange Act, and the Commodity Futures Trading Commission requires certain disclosure for “commodity pools” in their disclosure documents.

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Schroder Strategic Bond Composite

Currency: U.S. Dollar

Inception Date: 10/31/2004

Year	Strategic Bond Composite Net of Highest Management Fee Paid by any Account(1)-(2), (4)-(7)	Strategic Bond Composite Net of Net Expenses for Class SDR Shares of the Fund (0.64% per annum)(1)-(2),(4)-(7)	Strategic Bond Composite Net of Net Expenses for Class I Shares of the Fund (0.79% per annum)(1)-(2),(4)- (7)	Strategic Bond Composite Net of Net Expenses for Class A Shares of the Fund (1.04% per annum)(1)- (2),(4)-(7)	3-Month USD Fixed Libor Annualized(3)
1 year	-2.50%	-2.00%	-2.15%	-2.39%	0.43%
3 year	-0.69%	-0.19%	-0.34%	-0.58%	0.31%
5 year	0.58%	1.09%	0.94%	0.69%	0.34%
Since Inception	2.97%	3.50%	3.34%	3.09%	1.76%

(1) The Schroders Firm is defined as Schroders or its affiliates in the United Kingdom and United States that are wholly owned subsidiaries of Schroders plc. Prior to January 1, 2007 the Schroders affiliates in the United Kingdom and the United States existed as two separate firms which were compliant and verified as separate entities until December 31, 2006. The consolidation of these two firms was made as part of a move towards creating one global firm. Composite and firm assets reported prior to January 1, 2007 represent those of the legacy firm which managed the product.

(2)  The Strategic Bond Composite is comprised of all Schroders Firm fully discretionary accounts that seek to provide a total return primarily through investment in bonds and other fixed and floating rate securities (including, but not limited to, asset-backed securities and mortgage-backed securities) denominated in various currencies issued by governments, government agencies, supra-national and corporate issuers worldwide. As part of the composite’s primary objective, accounts also have the flexibility to implement long and short active currency positions either via currency forwards or via the above instruments. The full spectrum of available securities, including non-investment grade securities, may be utilized. The composite returns include all of the Schroders Firm’s separate accounts and commingled funds which are discretionary, fee paying, taxable or tax exempt and managed as described above. New accounts are included in the composite from the beginning of the first full month of management on a discretionary basis. Terminated accounts are excluded from the composite at the end of the last full month of discretionary management.  The composite has no minimum asset level for inclusion.

(3)  The 3-Month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.

(4)  This performance data is intended to be prepared in compliance with the Global Investment Performance Standards GIPS®. The portfolio returns are time-weighted rates of return that are adjusted for cash flows. Portfolio returns are combined using beginning of period asset weights to produce the composite return. Periodic returns are geometrically linked to produce annual returns. Dividends on equities are recognized net of irrecoverable withholding tax. Since January 1999 dividends have been recognized as of the ex-dividend date having previously been recognized on a cash basis. Performance results are presented before the deduction of certain fees (including management fees) but after trading expenses and custodian fees. In the first column above, a hypothetical management fee at the annual rate of 1.15% was applied; in the second, third and fourth columns above, net expenses for Class SDR, Class I, and Class A shares of the Fund were applied (0.64%, 0.79%, and 1.04%, respectively).

(5)  The exchange rates used are provided by WM Reuters. Each currency is valued at 4 pm on the last business day of the month. Additional information regarding policies for calculating and reporting returns, a description of all composites and a copy of the verification report is available on request. The supplemental performance information has not been audited.

(6)  Derivative instruments may be used for efficient portfolio management and currency management. Such instruments have not been used to leverage portfolios included in the composite. Report is available on request.

(7)  Schroder Investment Management (UK & U.S.) claims compliance with the Global Investment Performance Standards GIPS®.

Regulatory Aspects of Derivatives and Hedging Instruments

The Target Funds are sponsored by SIMNA, which is registered with the Commodity Futures Trading Commission (the “CFTC”) as a “commodity pool operator” and “commodity trading advisor” under the Commodity Exchange Act (“CEA”).  Schroder Global Strategic Bond Fund is a commodity pool under the CEA and SIMNA is registered as a “commodity pool operator” and “commodity trading advisor” under the CEA with respect to Schroder Global Strategic Bond Fund.

The Acquiring Funds are sponsored by HFMC, which is registered with the CFTC as a “commodity pool operator” under the CEA. Hartford Schroders Global Strategic Bond Fund is a commodity pool under the CEA and HFMC is registered as a “commodity pool operator” and SIMNA will be registered as a “commodity trading advisor” under the CEA with respect to Hartford Schroders Global Strategic Bond Fund. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to Schroder Global Strategic Bond Fund and Hartford Schroders Global Strategic Bond Fund. Compliance with the CFTC’s regulatory requirements could increase each Fund’s expenses, adversely affecting its total return.

With respect to all Target Funds and Acquiring Funds except for Schroder Global Strategic Bond Fund and Hartford Schroders Global Strategic Bond Fund (each an “Exempt Fund” and collectively, the “Exempt Funds”), pursuant to CFTC Rule 4.5, SIMNA and HFMC have each claimed an exclusion from the definition of the term “commodity pool operator” under the CEA; therefore, SIMNA and HFMC, with respect to their respective Exempt Funds, are not subject to registration or regulation as a “commodity pool operator” under the CEA.  To remain eligible for the exclusion under CFTC Rule 4.5, an Exempt Fund will be limited in its ability to use certain derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures.  In the event an Exempt Fund’s investments in commodity interests exceed a certain threshold, SIMNA or HFMC, as applicable, may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Exempt Fund.  An Exempt Fund’s eligibility to claim the exclusion will be based upon the level and scope of its investment in commodity interests, the purposes of such investments and the manner in which the Exempt Fund holds out its use of commodity interests.  For example, CFTC Rule 4.5 requires a fund with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.  In the event an Exempt Fund becomes unable to rely on the exclusion in Rule 4.5 and SIMNA or HFMC, as applicable, is required to register with the CFTC as a commodity pool operator with respect to the Exempt Fund, the Exempt Fund’s expenses may increase.

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Net Asset Value

Each Target Fund’s current net asset value per share is available on the Target Funds’ website at www.schroderfunds.com. Each Acquiring Fund’s net asset value will be available on a daily basis on the Acquiring Funds’ website at www.hartfordfunds.com.

Fiscal Year End

The fiscal year end for each of the Target Funds and the Acquiring Funds is October 31.

Board Recommendation and Required Vote

The Board of each Target Fund unanimously recommends that shareholders of that Target Fund approve the proposed Reorganizations.

For each Target Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities as of the record date of the Target Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Target Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Target Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Target Fund.

If the Agreement is not approved for a Target Fund, or otherwise does not proceed for a Target Fund, the applicable Board will consider what further action should be taken with respect to the Target Funds. The approval of the Reorganization of one Target Fund is conditioned upon shareholder approval of all of the other Reorganizations, unless waived by the Funds, SIMNA, and/or HFMC, as applicable.

If shareholders approve the Reorganizations of the Target Funds, it is anticipated that the Reorganizations would occur on or about October 21, 2016.

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SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Target Fund on August 24, 2016 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization, one share of each of the Target Funds is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  The total number of shares of each class of each Target Fund outstanding, and the total number of votes to which shareholders of such class are entitled, as of August 24, 2016, are set forth below.

	R6 Shares	Investor Shares	Advisor Shares
Schroder Absolute Return EMD and Currency Fund
Shares Outstanding/Total Votes to which Entitled	896,846.566	7,088,617.405	371,575.314

Schroder Broad Tax-Aware Value Bond Fund
Shares Outstanding/Total Votes to which Entitled	N/A	13,235,416.524	658,997.361

Schroder Emerging Market Equity Fund
Shares Outstanding/Total Votes to which Entitled	40,462,290.671	76,820,619.413	3,206,816.833

Schroder Emerging Markets Multi-Sector Bond Fund
Shares Outstanding/Total Votes to which Entitled	5,185,947.956	928,971.075	168,564.032

Schroder International Alpha Fund
Shares Outstanding/Total Votes to which Entitled	5,731,680.080	10,575,609.407	291,377.386

Schroder International Multi-Cap Value Fund
Shares Outstanding/Total Votes to which Entitled	19,312,282.232	20,690,722.296	1,645,927.271

Schroder Global Multi-Asset Income Fund
Shares Outstanding/Total Votes to which Entitled	2,372,810.142	442,488.862	300,323.184

Schroder Global Strategic Bond Fund
Shares Outstanding/Total Votes to which Entitled	7,545,537.636	1,109.094	14,868.472

Schroder U.S. Opportunities Fund
Shares Outstanding/Total Votes to which Entitled	278,406.173	4,668,246.048	106,835.298

Schroder U.S. Small and Mid Cap Opportunities Fund
Shares Outstanding/Total Votes to which Entitled	218,045.306	12,181,314.356	2,028,546.188

Quorum and Methods of Tabulation. A quorum is required for shareholders of a Target Fund to take action at the Meeting. Pursuant to the Agreement and Declaration of Trust of Schroder Series Trust, for each of Schroder Absolute Return EMD and Currency Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder International Multi-Cap Value Fund, Schroder Global Multi-Asset Income Fund, Schroder Global Strategic Bond Fund and Schroder U.S. Small and Mid Cap Opportunities Fund, 30 percent of the aggregate number of shares entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum. Pursuant to the Trust Instrument of Schroder Capital Funds (Delaware), for each of Schroder International Alpha Fund and Schroder U.S. Opportunities Fund, one-third of the aggregate number of shares entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum but not toward the approval of any proposal. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) With respect to each Reorganization, abstentions and broker non-votes will have the effect of votes against the proposal.  A Target Fund may request that selected brokers and nominees, in their discretion, return uninstructed shares of a Target Fund, if doing so is necessary to obtain a quorum. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Target Fund has received sufficient votes to approve a matter being

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recommended for approval by the Board of Trustees, the Target Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the matter.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of your Target Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Shareholders of a Target Fund will be entitled to cast votes and authorize proxies on only those proposals affecting the Target Fund in which they are shareholders. If you intend to vote in person at the Meeting, please call (800) 713-9968 to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Target Funds who share a common address and who have not opted out of the householding process may receive a single copy of the combined proxy statement/prospectus along with the proxy cards. If you received more than one copy of the combined proxy statement/prospectus, you may elect to household in the future if permitted by your financial intermediary. Contact the financial intermediary through which you purchased your shares to determine whether householding is an option for your account. If you received a single copy of the combined proxy statement/prospectus, you may opt out of householding in the future by contacting the Target Funds’ proxy solicitor or your financial intermediary.

An additional copy of this combined proxy statement/prospectus may be obtained by calling the Target Funds’ proxy solicitor, toll free, at (800) 713-9968 or by writing the Target Funds’ proxy solicitor at 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660.

Revoking Your Proxy. If you execute, date and submit a proxy card with respect to your Target Fund, you may revoke your proxy prior to the Meeting by calling the number on your proxy card, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Joint Meetings. The meeting for each Target Fund may be held jointly with the meeting for each other Target Fund, with each proposal being voted on separately by the shareholders of the relevant Target Fund. If any shareholder objects to the holding of joint meetings, the shareholder may move for an adjournment of his or her Target Fund’s meeting to a time after the Meeting so that a meeting for that Target Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Target Fund is asking for your vote and for you to vote as promptly as possible. Proxies will be solicited primarily through the mailing of the prospectus/proxy statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of each Target Fund or by employees or agents of SIMNA and its affiliated companies. In addition, SIMNA or its affiliates have retained AST Fund Solutions, LLC, at their expense, to assist in the solicitation of proxies, for which they expect to pay proxy solicitation fees and additional out-of-pocket expenses of approximately $100,000.

Shareholder Proposals. The Target Funds do not hold annual meetings of shareholders. Nonetheless, the Board of the Target Funds may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of Schroder Series Trust and the Trust Instrument and By-Laws of Schroder Capital Funds (Delaware). Shareholders of a Target Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Target Fund for inclusion in a future proxy statement a reasonable amount of time before the Target Fund begins to print and mail its proxy materials. Submission of a proposal does not necessarily mean that such proposal will

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be included in the Target Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.  If the Reorganization of a Target Fund is approved by its shareholders, there will be no further meetings of shareholders of such Target Fund.

Other Business. The Board of each Target Fund does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Meeting, any such adjournment will require the affirmative vote of a majority of those shares voted. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.  The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein.

65

SECTION C — CAPITALIZATION AND OWNERSHIP OF FUND SHARES

This section contains the following information about the Acquiring Funds and the Target Funds (all information is shown for the most recently ended six-month period unless otherwise noted):

Table	Content
C-1	Current and pro forma capitalization of each Target Fund and each Acquiring Fund
C-2	Current and pro forma ownership of shares of each Target Fund and each Acquiring Fund

Capitalization of Target Funds and Acquiring Funds

The following table shows the capitalization as of August 1, 2016 for each Target Fund and, with respect to each Acquiring Fund, on a pro forma basis, assuming that the proposed Reorganization had taken place as of that date and that the Target Fund’s assets were valued based upon the Acquiring Fund’s valuation procedures. Only pro forma capitalization is shown for the Acquiring Funds because the Acquiring Funds will not commence investment operations until the completion of the Reorganizations. The pro forma combined net assets are determined by adding the net assets of the Target Funds and the net assets of the Acquiring Fund. The pro forma combined shares outstanding are determined by dividing the net assets of the Target Funds by the net asset value per share of the Acquiring Fund and adding the actual shares outstanding of the Acquiring Fund.

Table C-1. Current and Pro Forma Capitalization of each Target Fund and each Acquiring Fund

Fund	Net assets	Net asset value per share	Shares outstanding*
Schroder Absolute Return EMD and Currency Fund (Target Fund)
R6 Shares	$9,131,058.39	$10.22	893,860.78
Investor Shares	$72,907,261.69	$10.19	7,152,329.49
Advisor Shares	$4,459,806.88	$10.21	436,721.75
Total	$86,498,126.96		8,482,912.02

Hartford Schroders Emerging Markets Debt and Currency Fund (Pro Forma) (Acquiring Fund)
Class SDR	$9,131,058.39	$10.22	893,860.78
Class I	$72,907,261.69	$10.19	7,152,329.49
Class A	$4,459,806.88	$10.21	436,721.75
Total	$86,498,126.96		8,482,912.02

Schroder Broad Tax-Aware Value Bond Fund (Target Fund)
R6 Shares	N/A	N/A	N/A
Investor Shares	$149,248,716.67	$11.33	13,176,032.53
Advisor Shares	$7,106,512.65	$11.32	627,949.46
Total	$156,355,229.32		13,803,981.99

Hartford Schroders Tax-Aware Bond Fund (Pro Forma) (Acquiring Fund)
Class SDR	N/A	N/A	N/A
Class I	$149,248,716.67	$11.33	13,176,032.53
Class A	$7,106,512.65	$11.32	627,949.46

66

Fund	Net assets	Net asset value per share	Shares outstanding*
Total	$156,355,229.32		13,803,981.99

Schroder Emerging Market Equity Fund (Target Fund)
R6 Shares	$438,333,649.73	$12.06	36,347,790.44
Investor Shares	$925,138,006.30	$12.05	76,766,743.50
Advisor Shares	$39,618,242.72	$12.06	3,283,970.80
Total	$1,403,089,898.75		116,398,504.74

Hartford Schroders Emerging Markets Equity Fund (Pro Forma) (Acquiring Fund)
Class SDR	$438,333,649.73	$12.06	36,347,790.44
Class I	$925,138,006.30	$12.05	76,766,743.50
Class A	$39,618,242.72	$12.06	3,283,970.80
Total	$1,403,089,898.75		116,398,504.74

Schroder Emerging Markets Multi-Sector Bond Fund (Target Fund)
R6 Shares	$50,341,516.20	$9.72	5,179,768.33
Investor Shares	$9,079,495.24	$9.71	935,142.41
Advisor Shares	$1,638,467.48	$9.72	168,552.15
Total	$61,059,478.92		6,283,462.89

Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Pro Forma) (Acquiring Fund)
Class SDR	$50,341,516.20	$9.72	5,179,768.33
Class I	$9,079,495.24	$9.71	935,142.41
Class A	$1,638,467.48	$9.72	168,552.15
Total	$61,059,478.92		6,283,462.89

Schroder International Alpha Fund (Target Fund)
R6 Shares	$61,316,236.21	$10.70	5,731,680.08
Investor Shares	$114,232,996.75	$10.69	10,682,046.67
Advisor Shares	$3,219,324.14	$11.03	291,858.87
Total	$178,768,557.10		16,705,585.62

Hartford Schroders International Stock Fund (Pro Forma) (Acquiring Fund)
Class SDR	$61,316,236.21	$10.70	5,731,680.08
Class I	$114,232,996.75	$10.69	10,682,046.67
Class A	$3,219,324.14	$11.03	291,858.87
Total	$178,768,557.10		16,705,585.62

Schroder International Multi-Cap Value Fund (Target Fund)
R6 Shares	$159,130,691.15	$8.63	18,434,286.37
Investor Shares	$179,014,171.03	$8.64	20,722,661.95
Advisor Shares	$13,908,491.20	$8.65	1,608,792.73
Total	$352,053,353.38		40,765,741.05

Hartford Schroders International Multi-Cap Value Fund (Pro Forma) (Acquiring Fund)
Class SDR	$159,130,691.15	$8.63	18,434,286.37
Class I	$179,014,171.03	$8.64	20,722,661.95
Class A	$13,908,491.20	$8.65	1,608,792.73
Total	$352,053,353.38		40,765,741.05

67

Fund	Net assets	Net asset value per share	Shares outstanding*

Schroder Global Multi-Asset Income Fund (Target Fund)
R6 Shares	$20,366,029.03	$8.58	2,372,538.14
Investor Shares	$3,811,209.14	$8.58	443,988.37
Advisor Shares	$2,575,135.44	$8.57	300,311.24
Total	$26,752,373.61		3,116,837.75

Hartford Schroders Income Builder Fund (Pro Forma) (Acquiring Fund)
Class SDR	$20,366,029.03	$8.58	2,372,538.14
Class I	$3,811,209.14	$8.58	443,988.37
Class A	$2,575,135.44	$8.57	300,311.24
Total	$26,752,373.61		3,116,837.75

Schroder Global Strategic Bond Fund (Target Fund)
R6 Shares	$67,144,985.48	$8.94	7,514,129.67
Investor Shares	$10,011.49	$9.03	1,109.09
Advisor Shares	$143,146.01	$8.98	15,940.28
Total	$67,298,142.98		7,531,179.04

Hartford Schroders Global Strategic Bond Fund (Pro Forma) (Acquiring Fund)
Class SDR	$67,144,985.48	$8.94	7,514,129.67
Class I	$10,011.49	$9.03	1,109.09
Class A	$143,146.01	$8.98	15,940.28
Total	$67,298,142.98		7,531,179.04

Schroder U.S. Opportunities Fund (Target Fund)
R6 Shares	$6,905,054.69	$24.95	276,705.87
Investor Shares	$117,447,879.94	$24.92	4,712,267.47
Advisor Shares	$2,654,022.43	$24.04	110,404.47
Total	$127,006,957.06		5,099,377.81

Hartford Schroders US Small Cap Opportunities Fund (Pro Forma) (Acquiring Fund)
Class SDR	$6,905,054.69	$24.95	276,705.87
Class I	$117,447,879.94	$24.92	4,712,267.47
Class A	$2,654,022.43	$24.04	110,404.47
Total	$127,006,957.06		5,099,377.81

Schroder U.S. Small and Mid Cap Opportunities Fund (Target Fund)
R6 Shares	$2,714,712.18	$12.44	218,216.73
Investor Shares	$125,991,200.28	$12.42	10,140,321.39
Advisor Shares	$22,499,292.85	$11.99	1,876,681.18
Total	$151,205,205.31		12,235,219.30

Hartford Schroders Small/Mid Cap Opportunities Fund (Pro Forma) (Acquiring Fund)
Class SDR	$2,714,712.18	$12.44	218,216.73
Class I	$125,991,200.28	$12.42	10,140,321.39
Class A	$22,499,292.85	$11.99	1,876,681.18
Total	$151,205,205.31		12,235,219.30

*                          Pro forma shares outstanding for each class of shares are calculated by dividing the net assets attributable to that class of shares of the applicable Target Fund by the net asset value per share of the corresponding class of shares Acquiring Fund.

68

Ownership of Target Fund and Acquiring Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of June 30, 2016 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Target Fund, by virtue of its fiduciary roles with respect to its clients or otherwise and, with respect to each Acquiring Fund, the expected shareholder ownership information upon consummation of the Reorganization.  A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization

Schroder Absolute Return EMD and Currency Fund (Target Fund)	Citigroup Global Markets, Inc. House Account 700 Red Brook Blvd. Owings Mills MD 21117-5184	45.72%	N/A
Hartford Schroders Emerging Markets Debt and Currency Fund (Acquiring Fund)	Citigroup Global Markets, Inc. House Account 700 Red Brook Blvd. Owings Mills MD 21117-5184	N/A	45.72%
Schroder Emerging Market Equity Fund (Target Fund)	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	25.29%	N/A
Hartford Schroders Emerging Markets Equity Fund (Acquiring Fund)	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	N/A	25.29%
Schroder Emerging Markets Multi-Sector Bond Fund (Target Fund)	Blue Cross Blue Shield of Massachusetts, Inc. Retirement Income Trust BNY Mellon TTEE 101 Huntington Ave. STE 1300 Boston MA 02199-7611	44.71%	N/A
Schroder Emerging Markets Multi-Sector Bond Fund (Target Fund)	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	40.29%	N/A
Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Acquiring Fund)	Blue Cross Blue Shield of Massachusetts, Inc. Retirement Income Trust BNY Mellon TTEE 101 Huntington Ave. STE 1300 Boston MA 02199-7611	N/A	44.71%
Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Acquiring Fund)	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	N/A	40.29%
Schroder International Alpha Fund (Target Fund)	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	47.55%	N/A
Hartford Schroders International Stock Fund (Acquiring Fund)	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	N/A	47.55%
Schroder International Multi-Cap Value Fund (Target Fund)	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	31.70%	N/A

69

Fund	Shareholder Account Registration	Percentage of Fund	Percentage of Fund following Reorganization
Hartford Schroders International Multi-Cap Value Fund (Acquiring Fund)	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	N/A	31.70%
Schroder Global Multi-Asset Income Fund (Target Fund)	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	78.04%	N/A
Hartford Schroders Income Builder Fund (Acquiring Fund)	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	N/A	78.04%
Schroder Global Strategic Bond Fund (Target Fund)	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	47.15%	N/A
Schroder Global Strategic Bond Fund (Target Fund)	San Francisco Culinary Bartenders & Service Employees Pension Plan 1182 Market St. #320 San Francisco CA 94102-4919	35.73%	N/A
Hartford Schroders Global Strategic Bond Fund (Acquiring Fund)	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	N/A	47.15%
Hartford Schroders Global Strategic Bond Fund (Acquiring Fund)	San Francisco Culinary Bartenders & Service Employees Pension Plan 1182 Market St. #320 San Francisco CA 94102-4919	N/A	35.73%
Schroder U.S. Opportunities Fund (Target Fund)	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	35.16%	N/A
Schroder U.S. Opportunities Fund (Target Fund)	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	33.47%	N/A
Hartford Schroders US Small Cap Opportunities Fund (Acquiring Fund)	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	N/A	35.16%
Hartford Schroders US Small Cap Opportunities Fund (Acquiring Fund)	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	N/A	33.47%
Schroder U.S. Small and Mid Cap Opportunities Fund (Target Fund)	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	28.54%	N/A
Hartford Schroders Small/Mid Cap Opportunities Fund (Acquiring Fund)	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	N/A	28.54%

70

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of the Target Fund’s outstanding shares as of June 30, 2016 and, with respect to each Acquiring Fund, the expected shareholder ownership information upon consummation of the Reorganization. To the knowledge of Schroder Series Trust and Schroder Capital Funds (Delaware), as of June 30, 2016, the officers and trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund, except as follows: the trustees and officers of the Trusts, as a group, owned 3.6% of the outstanding R6 shares of Schroder US Small and Mid Cap Opportunities Fund and 2.19% of the outstanding R6 shares of Schroder Absolute Return EMD and Currency Fund.

Table C-2. Current and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
Schroder Absolute Return EMD and Currency Fund (Target Fund)

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Advisor	32.86%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1906	Advisor	9.43%	N/A

	Charles Schwab & CO Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Advisor	6.25%	N/A

	Band & Co. FBO US Bank NA PO Box 1787 Milwaukee WI 53201-1787	Advisor	20.87%	N/A

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. 5th Floor	Advisor	9.41%	N/A

71

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	Weehawken NJ 07086-6761

	Mac & Co. A/C 015921 525 William Penn Place, Rm. 153-360 PO Box 3198 Pittsburgh PA 15230-3198	Advisor	8.16%	N/A

	Citigroup Global Markets, Inc. House Account 700 Red Brook Blvd. Owings Mills MD 21117-5184	Investor	53.65%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Investor	11.12%	N/A

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Dept. Manager 211 Main St. San Francisco CA 94105-1905	Investor	8.19%	N/A

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 10000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Investor	18.05%	N/A

	Vanguard Fiduciary Trust Company K14 Attn: Outside Funds PO Box 2600 Valley Forge PA 19482-2600	R6	15.51%	N/A

	Mac & Co. A/C 739712 Attn: Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230-3198	R6	84.49%	N/A

Hartford Schroders Emerging Markets Debt and Currency Fund (Acquiring Fund)

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Class A	N/A	32.86%

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1906	Class A	N/A	9.43%

	Charles Schwab & CO Inc.	Class A	N/A	6.25%

72

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905

	Band & Co. FBO US Bank NA PO Box 1787 Milwaukee WI 53201-1787	Class A	N/A	20.87%

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Class A	N/A	9.41%

	Mac & Co. A/C 015921 525 William Penn Place, Rm. 153-360 PO Box 3198 Pittsburgh PA 15230-3198	Class A	N/A	8.16%

	Citigroup Global Markets, Inc. House Account 700 Red Brook Blvd. Owings Mills MD 21117-5184	Class I	N/A	53.65%

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Class I	N/A	11.12%

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Dept. Manager 211 Main St. San Francisco CA 94105-1905	Class I	N/A	8.19%

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 10000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Class I	N/A	18.05%

	Vanguard Fiduciary Trust Company K14 Attn: Outside Funds PO Box 2600 Valley Forge PA 19482-2600	Class SDR	N/A	15.51%

	Mac & Co. A/C 739712 Attn: Mutual Fund Operations	Class SDR	N/A	84.49%

73

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	PO Box 3198 525 William Penn Place Pittsburgh PA 15230-3198

Schroder Broad Tax-Aware Value Bond Fund (Target Fund)

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	Investor	6.66%	N/A

	Charles Schwab & Co., Inc. Special Custody Agreement For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Investor	6.85%	N/A

	Washinco 1555 N. River Center Dr. Suite 302 Milwaukee WI 53212-3958	Investor	23.61%	N/A

	Capinco C/O US Bank NA PO Box 1787 Milwaukee WI 53201-1787	Investor	6.67%	N/A

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd. Weehawken NJ 07086-6761	Investor	7.51%	N/A

	Pershing LLC 1 Pershing Plz. Jersey City NJ 07399-0002	Advisor	13.52%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	Advisor	84.14%	N/A

Hartford Schroders Tax-Aware Bond Fund (Acquiring Fund)

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	Investor	N/A	6.66%

	Charles Schwab & Co., Inc. Special Custody Agreement For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Investor	N/A	6.85%

74

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	Washinco 1555 N. River Center Dr. Suite 302 Milwaukee WI 53212-3958	Investor	N/A	23.61%

	Capinco C/O US Bank NA PO Box 1787 Milwaukee WI 53201-1787	Investor	N/A	6.67%

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd. Weehawken NJ 07086-6761	Investor	N/A	7.51%

	Pershing LLC 1 Pershing Plz. Jersey City NJ 07399-0002	Advisor	N/A	13.52%

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	Advisor	N/A	84.14%

Schroder Emerging Market Equity Fund (Target Fund)

	Pershing LLC 1 Pershing Plz. Jersey City NJ 07399-0002	Advisor	9.73%	N/A

	Charles Schwab & Co., Inc. Special Custody Agreement For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Advisor	52.11%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Our Customers Russ Lennon 200 Liberty St. New York NY 10281-1003	Advisor	16.62%	N/A

	Cambridge Appleton Trust N A One Post Office Square 5th Floor Boston MA 02199-3201	Advisor	6.29%	N/A

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Investor	11.68%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor	Investor	19.08%	N/A

75

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	499 Washington Blvd. Jersey City, NJ 07310-2010

	Charles Schwab & Co., Inc. Special Custody Agreement For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Investor	6.26%	N/A

	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	Investor	38.42%	N/A

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Investor	5.45%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	R6	10.14%	N/A

	Mac & Co. A/C 748031 Attn: Mutual Fund Operations PO Box 3198 Rm. 153-3603 Pittsburgh PA 15230-3198	R6	12.45%	N/A

	Mac & Co. A/C 749907 Attn: Mutual Fund Operations PO Box 3198 Rm. 153-3603 Pittsburgh PA 15230-3198	R6	12.42%	N/A

	Inter-American Development Bank For its Postretirement Benefits PL 1300 New York Ave. NW Washington, D.C. 20577-0001	R6	7.99%	N/A

	C/O Comerica Bank Dingle & Co. PO Box 75000 Detroit MI 48275-3446	R6	8.61%	N/A

	Wells Fargo Bank NA FBO Multicare Health — Schroder Multi-Market 11626818 PO Box 1533 Minneapolis MN 55480-1533	R6	16.91%	N/A

	Wells Fargo Bank NA FBO Multicare Pension — Schroder Emerging Debt 18335116 PO Box 1533 Minneapolis MN 55480-1533	R6	5.56%	N/A

76

Fund	5% Owners	Share Class	Percent of shares held		Percent of shares held following the Reorganization
	Saxon & Co. FBO 21460014799619 PO Box 7780-1888 Philadelphia PA 19182-0001	R6	8.12	&	N/A

	Mac & Co. A/C EHCF5000002 Attn: Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230-3198	R6	9.38%		N/A

Hartford Schroders Emerging Markets Equity Fund (Acquiring Fund)

	Pershing LLC 1 Pershing Plz. Jersey City NJ 07399-0002	Class A	N/A		9.73%

	Charles Schwab & Co., Inc. Special Custody Agreement For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Class A	N/A		52.11%

	National Financial Services Corp LLC For Exclusive Benefit of Our Customers Russ Lennon 200 Liberty St. New York NY 10281-1003	Class A	N/A		16.62%

	Cambridge Appleton Trust N A One Post Office Square 5th Floor Boston MA 02199-3201	Class A	N/A		6.29%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Class I	N/A		11.68%

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	Class I	N/A		19.08%

	Charles Schwab & Co., Inc. Special Custody Agreement For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Class I	N/A		6.26%

	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	Class I	N/A		38.42%

77

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Class I	N/A	5.45%

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	Class SDR	N/A	10.14%

	Mac & Co. A/C 748031 Attn: Mutual Fund Operations PO Box 3198 Rm. 153-3603 Pittsburgh PA 15230-3198	Class SDR	N/A	12.45%

	Mac & Co. A/C 749907 Attn: Mutual Fund Operations PO Box 3198 Rm. 153-3603 Pittsburgh PA 15230-3198	Class SDR	N/A	12.42%

	Inter-American Development Bank For its Postretirement Benefits PL 1300 New York Ave. NW Washington, D.C. 20577-0001	Class SDR	N/A	7.99%

	C/O Comerica Bank Dingle & Co. PO Box 75000 Detroit MI 48275-3446	Class SDR	N/A	8.61%

	Wells Fargo Bank NA FBO Multicare Health — Schroder Multi-Market 11626818 PO Box 1533 Minneapolis MN 55480-1533	Class SDR	N/A	16.91%

	Wells Fargo Bank NA FBO Multicare Pension — Schroder Emerging Debt 18335116 PO Box 1533 Minneapolis MN 55480-1533	Class SDR	N/A	5.56%

	Saxon & Co. FBO 21460014799619 PO Box 7780-1888 Philadelphia PA 19182-0001	Class SDR	N/A	8.12 &

	Mac & Co. A/C EHCF5000002 Attn: Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230-3198	Class SDR	N/A	9.38%

78

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
Schroder Emerging Markets Multi-Sector Bond Fund (Target Fund)

	Pershing LLC 1 Pershing Plz. Jersey City NJ 07399-0002	Advisor	5.51%	N/A

	Charles Schwab & Co., Inc. Special Custody Agreement For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Advisor	17.29%	N/A

	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	Advisor	62.55%	N/A

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Advisor	11.63%	N/A

	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	Investor	14.11%	N/A

	Charles Schwab & Co., Inc. Attn: Mutual Fund Operations 211 Main St. San Francisco CA 94105-1905	Investor	16.64%	N/A

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Investor	66.95%	N/A

	Schroder US Holding, Inc. PO Box HM 1368 Hamilton HM FX Bermuda	R6	44.1%	N/A

	Blue Cross Blue Shield of Massachusetts FDN, Inc. BNY Mellon TTEE U/A 9/25/01 101 Huntington Ave. STE 1300 Boston MA 02199-7611	R6	8.61%	N/A

	Blue Cross Blue Shield of Massachusetts, Inc. Retirement Income Trust BNY Mellon TTEE U/A 2/1/96 101 Huntington Ave. STE 1300 Boston MA 02199-7611	R6	45.18%	N/A

79

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Acquiring Fund)

	Pershing LLC 1 Pershing Plz. Jersey City NJ 07399-0002	Class A	N/A	5.51%

	Charles Schwab & Co., Inc. Special Custody Agreement For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Class A	N/A	17.29%

	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	Class A	N/A	62.55%

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Class A	N/A	11.63%

	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	Class I	N/A	14.11%

	Charles Schwab & Co., Inc. Attn: Mutual Fund Operations 211 Main St. San Francisco CA 94105-1905	Class I	N/A	16.64%

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Class I	N/A	66.95%

	Schroder US Holding, Inc. PO Box HM 1368 Hamilton HM FX Bermuda	Class SDR	N/A	44.1%

	Blue Cross Blue Shield of Massachusetts FDN, Inc. BNY Mellon TTEE U/A 9/25/01 101 Huntington Ave. STE 1300 Boston MA 02199-7611	Class SDR	N/A	8.61%

	Blue Cross Blue Shield of Massachusetts, Inc. Retirement Income Trust BNY Mellon TTEE U/A 2/1/96	Class SDR	N/A	45.18%

80

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	101 Huntington Ave. STE 1300 Boston MA 02199-7611

Schroder International Alpha Fund (Target Fund)

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Investor	79.89%	N/A

	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	Investor	8.69%	N/A

	TD Ameritrade Trust Company 00PAS PO Box 17748 Denver CO 80217-0748	Investor	5.91%	N/A

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Advisor	33.96%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Advisor	21.76%	N/A

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Advisor	16.72%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	R6	57.35%	N/A

	MWRA Retirement System 2 Griffin Way Chelsea MA 02150-3334	R6	42.65%	N/A

Hartford Schroders International Stock Fund (Acquiring Fund)

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Class I	N/A	79.89%

	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	Class I	N/A	8.69%

81

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	TD Ameritrade Trust Company 00PAS PO Box 17748 Denver CO 80217-0748	Class I	N/A	5.91%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Class A	N/A	33.96%

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Class A	N/A	21.76%

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Class A	N/A	16.72%

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Class SDR	N/A	57.35%

	MWRA Retirement System 2 Griffin Way Chelsea MA 02150-3334	Class SDR	N/A	42.65%

Schroder International Multi-Cap Value Fund (Target Fund)

	Pershing LLC 1 Pershing Plz. Jersey City NJ 07399-0002	Advisor	8.57%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Advisor	11.84%	N/A

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Advisor	55.19%	N/A

	Keybank National Association FBO RJF Int’l Corp. Retirement Income 2020200-0518444 PO Box 94871 Cleveland OH 44101-4871	Advisor	9.47%	N/A

82

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Investor	13.3%	N/A

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Investor	25.15%	N/A

	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	Investor	9.47%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Our Customers 200 Liberty St. New York NY 10281-1003	Investor	19.62%	N/A

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Investor	16.67%	N/A

	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	R6	69.31%	N/A

	Wells Fargo Bank NA FBO Crown CTF 1541007265 PO Box 1533 Minneapolis MN 55480-1533	R6	19.9%	N/A

	Matrix Trust Company As Custody FBO STEPTOE & Johnson Defined Benefit PO Box 52129 Phoenix AZ 85072-2129	R6	8.3%	N/A

Hartford Schroders International Multi-Cap Value Fund (Acquiring Fund)

	Pershing LLC 1 Pershing Plz. Jersey City NJ 07399-0002	Class A	N/A	8.57%

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Class A	N/A	11.84%

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers	Class A	N/A	55.19%

83

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905

	Keybank National Association FBO RJF Int’l Corp. Retirement Income 2020200-0518444 PO Box 94871 Cleveland OH 44101-4871	Class A	N/A	9.47%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Class I	N/A	13.3%

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Class I	N/A	25.15%

	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	Class I	N/A	9.47%

	National Financial Services Corp LLC For Exclusive Benefit of Our Customers 200 Liberty St. New York NY 10281-1003	Class I	N/A	19.62%

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Class I	N/A	16.67%

	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	Class SDR	N/A	69.31%

	Wells Fargo Bank NA FBO Crown CTF 1541007265 PO Box 1533 Minneapolis MN 55480-1533	Class SDR	N/A	19.9%

	Matrix Trust Company As Custody FBO STEPTOE & Johnson Defined Benefit PO Box 52129 Phoenix AZ 85072-2129	Class SDR	N/A	8.3%

Schroder Global Multi-Asset Income Fund (Target Fund)

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds	Advisor	42.94%	N/A

84

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	211 Main St. San Francisco CA 94105-1905

	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	Advisor	33.11%	N/A

	TD Ameritrade, Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	Advisor	12.71%	N/A

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Investor	9.5%	N/A

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Investor	27.47%	N/A

	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	Investor	15.81%	N/A

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Investor	45.13%	N/A

	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	R6	98.24%	N/A

Hartford Schroders Income Builder Fund (Acquiring Fund)

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Advisor	N/A	42.94%

	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	Advisor	N/A	33.11%

85

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	TD Ameritrade, Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	Advisor	N/A	12.71%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Investor	N/A	9.5%

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Investor	N/A	27.47%

	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	Investor	N/A	15.81%

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Investor	N/A	45.13%

	Schroder US Holding Inc. PO Box HM 1368 Hamilton HM FX Bermuda	R6	N/A	98.24%

Schroder Global Strategic Bond Fund (Target Fund)

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Advisor	18.52%	N/A

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Advisor	74.5%	N/A

	Schroder Investment Management North America, Inc. 875 3rd Ave. Floor. 22 New York, NY 10022-7253	Advisor	6.98%	N/A

	Schroder Investment Management North America, Inc.	Investor	100%	N/A

86

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	875 3rd Ave. Floor. 22 New York, NY 10022-7253

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	R6	47.20%	N/A

	San Francisco Culinary Bartenders & Service Employees Pension Plan DTD 08/20/1982 1182 Market St. #320 San Francisco CA 94102-4919	R6	35.81%	N/A

	IATSE National Pension Fund U/A 10/05/2015 417 5th Ave. Floor 3 New York, NY 10016-2240	R6	16.7%	N/A

Hartford Schroders Global Strategic Bond Fund (Acquiring Fund)

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Class A	N/A	18.52%

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Class A	N/A	74.5%

	Schroder Investment Management North America, Inc. 875 3rd Ave. Floor. 22 New York, NY 10022-7253	Class A	N/A	6.98%

	Schroder Investment Management North America, Inc. 875 3rd Ave. Floor. 22 New York, NY 10022-7253	Class I	N/A	100%

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Class SDR	N/A	47.20%

	San Francisco Culinary Bartenders & Service Employees Pension Plan DTD 08/20/1982 1182 Market St. #320 San Francisco CA 94102-4919	Class SDR	N/A	35.81%

	IATSE National Pension Fund	Class SDR	N/A	16.7%

87

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	U/A 10/05/2015 417 5th Ave. Floor 3 New York, NY 10016-2240

Schroder U.S. Opportunities Fund (Target Fund)

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Advisor	9.81%	N/A

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Advisor	74.82%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Investor	35.94%	N/A

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Investor	36.33%	N/A

	Vanguard Fiduciary Trust Company K14 Attn: Outside Funds PO Box 2600 Valley Forge PA 19482-2600	Investor	6.69%	N/A

	Vanguard Fiduciary Trust Company K14 Attn: Outside Funds PO Box 2600 Valley Forge PA 19482-2600	R6	99.7%	N/A

Hartford Schroders US Small Cap Opportunities Fund (Acquiring Fund)

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Class A	N/A	35.94%

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Class A	N/A	39.33%

	National Financial Services Corp LLC For Exclusive Benefit of Customers	Class I	N/A	6.69%

88

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Class I	N/A	9.81%

	Vanguard Fiduciary Trust Company K14 Attn: Outside Funds PO Box 2600 Valley Forge PA 19482-2600	Class I	N/A	74.82%

	Vanguard Fiduciary Trust Company K14 Attn: Outside Funds PO Box 2600 Valley Forge PA 19482-2600	Class SDR	N/A	99.7%

Schroder U.S. Small and Mid Cap Opportunities Fund (Target Fund)

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Advisor	28.68%	N/A

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Advisor	37.35%	N/A

	TD Ameritrade Trust Company Account # 00TLB TD Ameritrade Trust Co. PO Box 17748 Denver CO 80217-0748	Advisor	9.13%	N/A

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Investor	16.01%	N/A

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Investor	29.3%	N/A

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds	Investor	13.81%	N/A

89

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	211 Main St. San Francisco CA 94105-1905

	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	Investor	12.28%	N/A

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Investor	6.96%	N/A

	Straffe & Co. FBO BOJ Schroder Q05755006 PO Box 6924 Newark DE 19714-6924	Investor	8.3%	N/A

	Vanguard Fiduciary Trust Company K14 Attn: Outside Funds PO Box 2600 Valley Forge PA 19482-2600	R6	100%	N/A

Hartford Schroders Small/Mid Cap Opportunities Fund (Acquiring Fund)

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Class A	N/A	28.68%

	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Class A	N/A	97.35%

	TD Ameritrade Trust Company Account # 00TLB TD Ameritrade Trust Co. PO Box 17748 Denver CO 80217-0748	Class A	N/A	9.13%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Class I	N/A	16.01%

	National Financial Services Corp LLC For Exclusive Benefit of Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City NJ 07310-2010	Class I	N/A	29.3%

90

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	Charles Schwab & Co., Inc. Special Custody Account For the Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco CA 94105-1905	Class I	N/A	13.81%

	MLPF&S, Inc. 4800 Deer Lake Dr. E. Jacksonville FL 32246-6484	Class I	N/A	12.28%

	UBS WM USA 000-11011-6100 Omni Account M/F Attn: Dept. Manager 1000 Harbor Blvd. 5th Floor Weehawken NJ 07086-6761	Class I	N/A	6.96%

	Straffe & Co. FBO BOJ Schroder Q05755006 PO Box 6924 Newark DE 19714-6924	Class I	N/A	8.3%

	Vanguard Fiduciary Trust Company K14 Attn: Outside Funds PO Box 2600 Valley Forge PA 19482-2600	Class SDR	N/A	100%

91

Exhibit A — Additional Information Applicable to the Acquiring Funds

Below is information regarding the Acquiring Funds. All references to a Fund or the Funds in this Exhibit A refer to an Acquiring Fund or the Acquiring Funds, respectively, unless otherwise noted.

Additional Information About Strategies and Techniques

In addition to the principal investment strategies described in the “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” sections, the Acquiring Funds may at times use additional strategies and techniques, which involve certain special risks. These strategies and techniques, set forth below, apply to all Funds unless otherwise stated. This Prospectus/Proxy Statement does not attempt to describe all of the various investment techniques and types of securities that the investment management team might use in managing the Funds. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser.

Use of Cash or Money Market Investments

Each Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.

Consequences of Portfolio Trading Practices

A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.

About Each Fund’s Investment Objective

Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. Each Fund’s prospectus will be updated prior to any change in the Fund’s investment objective.

Investment Policies

Each of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders Global Strategic Bond Fund, Hartford Schroders International Stock Fund, Hartford Schroders US Small Cap Opportunities Fund, and Hartford Schroders US Small/Mid Cap Opportunities Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the”1940 Act”), each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets, which means net assets plus the amount of any borrowings for investment purposes, in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy covered by Rule 35d-1.

More Information About Risks

Additional risks of investing in each Acquiring Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Acquiring Fund’s performance. An investment in an Acquiring Fund is not a bank deposit and is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency. There is no assurance that an Acquiring Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Acquiring Fund have varying degrees of risk.

X Additional Risk	Emerging Markets Debt and Currency Fund	Tax-Aware Bond Fund	Emerging Markets Equity Fund	Emerging Markets Multi-Sector Bond Fund
Active Trading Risk			X
Hedging Risk	X	X	X	X
Exchange Traded Funds and Exchange Traded Notes Risk				X
Emerging Markets Risk		X
Illiquid Investments Risk	X	X	X	X
Other Investment Companies Risk	X	X	X	X
Restricted Securities Risk	X	X	X	X
Use as Underlying Fund Risk	X	X	X	X
Warrants Risk	X		X	X

X Additional Risk	Income Builder Fund	Global Strategic Bond Fund	International Stock Fund	International Multi- Cap Value Fund
Active Trading Risk		X	X
Hedging Risk	X	X	X	X
Illiquid Investments Risk	X	X	X	X
Master Limited Partnership Risk	X
Other Investment Companies Risk	X	X	X	X
Real Estate Related Securities Risk	X
Restricted Securities Risk	X	X	X	X
Use as Underlying Fund Risk	X	X	X	X
Warrants Risk	X	X	X	X

X Additional Risk	US Small Cap Opportunities Fund	US Small/Mid Cap Opportunities Fund
Active Trading Risk	X	X
Credit Risk	X	X
Hedging Risk	X	X
Mid Cap Securities Risk	X
Interest Rate Risk	X	X
Illiquid Investments Risk	X	X
Other Investment Companies Risk	X	X
Restricted Securities Risk	X	X
Use as Underlying Fund Risk	X	X
Warrants Risk		X

Active Trading Risk — Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.

Credit Risk — Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Hedging Risk — Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

Exchange Traded Funds and Exchange Traded Notes Risk — An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to a Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. A Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Mid Cap Securities Risk — Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Emerging Markets Risk — The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are those markets included in emerging market or equivalent classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or markets a Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.

Illiquid Investments Risk — Illiquid investments are investments that a Fund cannot sell within seven days at approximately current value. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.

Interest Rate Risk — The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Falling interest rates may also lead to a decline in a Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that a Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.

Risks associated with rising interest rates are currently heightened because interest rates are at, or near, historic lows and have been for several years due to the policies of the U.S. Federal Reserve Bank (“the Fed”) and other central banks. There is an increasing risk that the Fed and other central banks will raise the federal funds rate and equivalent rates as economic conditions appear to improve. Any such increases will likely cause market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell a Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.

Master Limited Partnership Risk — Securities of master limited partnerships (“MLPs”) are listed and traded on U.S. securities exchanges. The value of a MLP fluctuates based predominately on its financial performance and changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income a MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.

Other Investment Companies Risk — Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies, including ETFs, to meet their investment objective.

Real Estate Related Securities Risks — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks facing real estate related securities, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code or failure to maintain exemption from registration under the Investment Company Act of 1940, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.

Restricted Securities Risk — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses.

Use As Underlying Fund Risk — A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a mutual fund that pursues its investment objective by investing primarily in other mutual funds.

Risks Related to the Fund of Funds Structure for Underlying Funds:

•                  A fund-of-funds structure could increase or decrease gains and could affect the timing, amount and character of distributions you receive from a Fund for investments you make directly in the Fund.

•                  A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.

Warrants Risk — Warrants give a Fund the right to purchase equity securities (“underlying stock”) at specific prices valid for a specific period of time. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock and can be more volatile than the prices of the underlying stocks. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.

Fund Management and Compensation (for all Acquiring Funds)

HFMC is the investment manager to each Acquiring Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated funds of funds, as of June 30, 2016, HFMC had approximately $91.5 billion (or approximately $75.2 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management.  HFMC is responsible for the management of the Acquiring Funds and supervises the activities of SIMNA described below. HFMC is principally located at 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

HFMC relies on an exemptive order from the SEC for each Acquiring Fund, under which it uses a “Manager of Managers” structure (the “Order”). HFMC has responsibility, subject to oversight by the Board of Directors of HMF II, to oversee SIMNA and recommend its hiring, termination and replacement. The Order permits HFMC to appoint a sub-adviser not affiliated with the Investment Manager with the approval of the Board of Directors and without obtaining approval from the respective Fund’s shareholders.

In addition, HFMC and HMF II have applied for a new exemptive order from the SEC (the “New Order”), which would expand the relief provided under the Order and would permit HFMC, on behalf of an Acquiring Fund and subject to the approval of the Board of Directors of HMF II, to hire or terminate, and to modify any existing or future sub-advisory agreement with sub-advisers that are not affiliated with HFMC (the “Current Relief”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of HFMC or of another company that, indirectly or directly wholly owns HFMC (the “Expanded Relief”). There can be no guarantee that the SEC will grant the New Order. Shareholders of the Acquiring Funds have prospectively approved the operation of the Acquiring Funds under any “Manager of Managers” structure, including under (i) the New Order, and/or (ii) any future law, regulation, or exemptive relief provided by the SEC.  The Acquiring Funds will continue to rely on the Order until the SEC grants the New Order.

Within 90 days after hiring any new sub-adviser, the respective Acquiring Fund’s shareholders will receive information about any new sub-advisory relationship.

SIMNA will serve as each Acquiring Fund’s sub-adviser and SIMNA Ltd. will serve as certain Acquiring Funds’ sub-subadviser.  SIMNA will perform the daily investment of the assets for each Acquiring Fund, and SIMNA Ltd. will also perform daily investment of the assets for each of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders International Stock Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders Income Builder Fund and Hartford Schroders Global Strategic Bond Fund. SIMNA Ltd., an affiliate of SIMNA, serves as sub-subadviser pursuant to a sub-subadvisory agreement with SIMNA. SIMNA (itself and its predecessors) has been an investment manager since 1962, and also serves as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company with approximately $459.6 billion under management as of June 30, 2016. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets. SIMNA’s address is 875 Third Avenue, 22nd Floor, New York, New York 10022. SIMNA Ltd.’s address is 31 Gresham Street, London EC2V 7QA.

Acquired Fund Fees and Expenses. A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies, including business development companies, in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.

Portfolio Managers

The portfolio managers for each Acquiring Fund are set forth below.

Hartford Schroders Emerging Markets Debt and Currency Fund

Abdallah Guezour. Portfolio Manager and Emerging Markets Debt Fund Manager (London), has served as portfolio manager of the Fund since 2011. He has been an employee of the Schroders organization since 2000.

Geoff Blanning. Portfolio Manager and Head of Emerging Markets Debt and Commodities of SIMNA, has served as portfolio manager of the Fund since 2011. He has been an employee of the Schroders organization since 1998.

Guillermo Besaccia. Portfolio Manager and Emerging Markets Debt Research Analyst of SIMNA, has served as portfolio manager of the Fund since 2011. He has been an employee of the Schroders organization since 1998.

Nick Brown. Portfolio Manager and Emerging Markets Debt Fund Manager (London), has served as portfolio manager of the Fund since 2011. He has been an employee of the Schroders organization since 1998.

Hartford Schroders Tax-Aware Bond Fund

Andrew B.J. Chorlton. Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with SIMNA since 2013. Mr. Chorlton joined STW Fixed Income Management LLC (“STW”) in 2007 and has over 15 years of investment experience. Before joining STW, he spent six years as a Senior Fixed Income Manager with AXA Investment Managers. Prior to that, Mr. Chorlton was a Portfolio Manager with Citigroup Asset Management.

Edward H. Jewett. Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with SIMNA since 2013. Mr. Jewett joined STW in 1988 and has over 35 years of investment experience. Prior to joining STW, he spent seven years at Kidder, Peabody & Company where he was a Partner and Manager of the International Fixed Income Department for North America. Prior to that, Mr. Jewett was a corporate bond trader at Dillon Read & Company.

Richard A. Rezek Jr. Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with SIMNA since 2013. Mr. Rezek joined STW in 2002 and has over 25 years of investment experience. Prior to joining STW, he spent seven years as Vice President and Portfolio Manager at Loomis Sayles. Before that, he was Vice President and Portfolio Manager at Duff & Phelps.

Neil G. Sutherland. Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with the Schroders organization since 2013. Mr. Sutherland joined STW in 2008 and has over 15 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. Before that, Mr. Sutherland was part of Newton Investment Group’s Global Fixed Income Team.

Julio C. Bonilla. Portfolio Manager, has served as portfolio manager of the Fund since 2011. He has been associated with the Schroders organization since 2013. Mr. Bonilla joined STW in 2010 and has over 15 years of investment experience. Prior to joining STW, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager.

Hartford Schroders Emerging Markets Equity Fund

Tom Wilson. Portfolio Manager and Head of Emerging Market Equities of SIMNA, has served as portfolio manager of the Fund since 2014. Mr. Wilson has been associated with the Schroders organization since 2001.

Robert Davy. Portfolio Manager, has served as portfolio manager of the Fund 2006. Mr. Davy has been associated with the Schroders organization since 1986.

James Gotto. Portfolio Manager, has served as portfolio manager of the Fund since 2006. Mr. Gotto has been associated with the Schroders organization since 1991.

Waj Hashmi. Portfolio Manager, has served as portfolio manager of the Fund since 2006. Mr. Hashmi has been associated with the Schroders organization since 2005.

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Jim Barrineau. Portfolio Manager and Co-Head of Emerging Market Debt Relative of SIMNA, has served as portfolio manager of the Fund since 2013. Mr. Barrineau has been associated with SIMNA since 2012. Prior to joining SIMNA, he was a senior portfolio manager at ICE Canyon, a firm specializing in emerging market debt, from 2010 to 2012, and an emerging market debt and currency strategist at AllianceBernstein from 1998 to 2010. Mr. Barrineau holds an MPA from SUNY Albany and served as a U.S. naval officer.

Fernando Grisales. Portfolio Manager and Senior Portfolio Manager for Emerging Market Debt Relative of SIMNA, has served as portfolio manager of the Fund since 2013. Mr. Grisales has been associated with SIMNA since 2012. Prior to joining SIMNA, he was a senior portfolio manager at ICE Canyon, an alternative investment firm specializing in emerging market debt, from 2010 to 2012, and a vice president and portfolio manager at AllianceBernstein from 2001 to 2010. Mr. Grisales received a B.S. from New York University in Finance, International Business and Economics.

Hartford Schroders Income Builder Fund

Aymeric Forest. Portfolio Manager, has served as portfolio manager of the Fund since 2014. Prior to joining Schroders, he was Global Head of Investment Solutions at Banco Bilbao Vizcaya Argentaria (BBVA) responsible for multi-asset products. He holds a master’s degree from Nancy 2 University.

Hartford Schroders Global Strategic Bond Fund

Bob Jolly. Portfolio Manager and Head of the Global Macro Team of SIMNA, has served as portfolio manager of the Fund since 2014. Prior to joining the Schroders organization, he was Head of Currency for US Fixed Income and Global Sovereign at UBS Global Asset Management.

Paul Grainger. Portfolio Manager, has served as portfolio manager of the Fund since 2016.  He has been an employee of Schroders since 2014. Prior to joining Schroders, he co-founded the financial technology firm yoyoDATA in 2014. Prior to yoyoDATA, he was a Portfolio Manager at Wellington Management, which he joined in 2006.

Hartford Schroders International Stock Fund

Simon Webber. Portfolio Manager and Portfolio Manager for Global and International Equities of the Schroders organization, has served as portfolio manager of the Fund since 2010. He joined the Schroders organization as a research analyst in 1999.

James Gautrey. Portfolio Manager, has served as portfolio manager of the Fund since 2014. He is also a Global Sector Specialist for the Technology Sector, a role he has held since 2006. He began his career in 2001 with the Schroders organization.

Hartford Schroders International Multi-Cap Value Fund

Justin Abercrombie. Portfolio Manager and Head of Quantitative Equity Products (“QEP”) of the Schroders organization, has served as portfolio manager of the Fund since 2006. He has been an employee of the Schroders organization since 1996. Formerly, founding member of QEP.

Stephen Langford. Portfolio Manager, has served as portfolio manager of the Fund since 2011. Mr. Langford joined the Schroders organization in 2003 and is a member of the team that focuses on researching enhancements to the investment process. He is also a senior portfolio manager across all of the QEP products, specializing in Japan. Prior to joining the Schroders organization, he was a senior research manager at Quaestor Investment Management and managed a Japanese market-neutral fund. He holds a Doctorate in Chemical Physics from the University of Oxford.

Michael O'Brien. Portfolio Manager, has served as portfolio manager of the Fund since 2016. Mr. O’Brien joined the Schroders organization in 2008. Prior to joining Schroders, he worked for the University of Queensland and the University of Sydney in a research and teaching position. He holds a PhD in Finance from the University of Queensland, a BComm (Hons) in Finance & Economics and a BSc in Biochemistry from the University of Sydney.

Hartford Schroders US Small Cap Opportunities Fund

Jenny B. Jones. Portfolio Manager and Head of US Small and Mid Cap Equities of SIMNA, has served as portfolio manager of the Fund since 2003. Prior to joining SIMNA, Ms. Jones was portfolio manager and Executive Director at Morgan Stanley Investment Advisors Inc.

Hartford Schroders US Small/Mid Cap Opportunities Fund

Jenny B. Jones. Portfolio Manager and Head of US Small and Mid Cap Equities of SIMNA, has served as portfolio manager of the Fund since 2006. Prior to joining SIMNA, Ms. Jones was portfolio manager and Executive Director at Morgan Stanley Investment Advisors Inc.

CLASSES OF SHARES

Each Fund offers the following classes of shares.

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class SDR
Emerging Markets Debt and Currency Fund	Ö	Ö	Ö				Ö	Ö
Tax-Aware Bond Fund	Ö	Ö	Ö				Ö	Ö
Emerging Markets Equity Fund	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Emerging Markets Multi-Sector Bond Fund	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Income Builder Fund	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Global Strategic Bond Fund	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
International Stock Fund	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
International Multi-Cap Value Fund	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
US Small Cap Opportunities Fund	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
US Small/Mid Cap Opportunities Fund	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö

Class C, Class R3, Class R4, Class R5 and Class Y shares are not part of this Reorganization.

INVESTOR REQUIREMENTS.

This section describes investor requirements for Class A, Class I and Class SDR shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below.

Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:

•                  If the plan is an employer sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this prospectus.

Class I Shares. Class I shares are only offered:

•             through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions that have a selling, administration or any similar agreement with HFD, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program,

•             to current or retired officers, directors and employees (and their family members, as defined below under “Accumulation Privilege”) of the Funds, The Hartford, the subadvisers to the Funds, Hartford Administrative Services Company, and their affiliates, and

•             to investors who held Investor Class shares of a Target Fund prior to the date of the reorganization of the Target Fund into a Fund and received Class I shares of the Fund as a result of such reorganization and who wish to purchase additional Class I shares in the same account.

These eligible investors may purchase Class I shares, which are offered at net asset value without any sales charge or any distribution or service fee.  Ineligible investors who select Class I shares will be issued Class A shares.  Class A shares are subject to a front-end sales charge (unless an investor qualifies for the waiver of the Class A front-end sales charge) and a distribution and service fee.

Class I shares of Hartford Schroders Tax-Aware Bond Fund are subject to a mandatory, one-time conversion feature whereby Class I shares received in connection with the Reorganization shall automatically be converted into Class SDR shares immediately following the Reorganization.  This conversion will apply to eligible institutional holders of Investor Shares of Schroder Broad Tax-Aware Value Bond Fund with a minimum investment balance of $5 million in such shares at the time of the Reorganization.

Class SDR Shares. SDR shares are available for purchase by eligible institutional investors, including employer sponsored retirement plans, pension plans, endowments and foundations, and eligible high net worth investors. SDR shares are also available for purchase by current or retired officers, directors and employees (and their spouses and dependents) of Schroders and its affiliates. SDR shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from a Fund. SDR shares of the Funds are not designed to accommodate the payment of sub-transfer agency/shareholder fees to financial intermediaries. The minimum initial investment in a Fund for SDR shares is $5,000,000 and there is no minimum for additional purchases of SDR shares of a Fund. Investors generally may meet the minimum initial investment amount by aggregating multiple accounts with common beneficial or related ownership within a Fund or across SDR shares of the Funds. Notwithstanding the preceding, there is no minimum initial investment for the following types of plans held through plan level or omnibus accounts on the books of a Fund: group employer-sponsored 401(k) plans, 457 plans, and employer sponsored 403(b) plans.

CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. For actual past expenses of each share class, see the information for each Fund earlier in this prospectus. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge (CDSC) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Your financial intermediary can help you decide.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Class A Shares have adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of each Fund’s assets on an ongoing basis, overtime these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)	Administrative Services Fee(1)
Class A	Described under the subheading “How Sales Charges are Calculated”	Described under the subheading “How Sales Charges are Calculated”	0.25%	None
Class I	None	None	None	None
Class SDR	None	None	None	None

(1) As a percentage of the Fund’s average net assets.

HOW SALES CHARGES ARE CALCULATED

Class A Shares. Class A shares pay sales charges and commissions to dealers for each Fund as follows. The offering price includes the front-end sales charge.

Emerging Markets Equity Fund, International Stock Fund, International Multi-Cap Value Fund, US Small Cap Opportunities Fund and US Small/Mid Cap Opportunities Fund

Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 - $99,999	4.50%	4.71%	4.00%
$100,000 - $249,999	3.50%	3.63%	3.00%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Emerging Markets Debt and Currency Fund, Tax-Aware Bond Fund, Emerging Markets Multi-Sector Bond Fund, Income Builder Fund, Global Strategic Bond Fund

Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission-As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$50,000 - $99,999	4.00%	4.17%	3.50%
$100,000 - $249,999	3.50%	3.63%	3.00%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund’s per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund’s fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

The Funds’ distributor, HFD, may pay up to the entire amount of the sales commission to particular broker-dealers. HFD may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under any of the last four categories listed under “Waivers for Certain Investors.”

SALES CHARGE REDUCTIONS AND WAIVERS

Reducing Your Class A Sales Charges. There are several ways you can combine multiple purchases of shares of the Hartford Funds to take advantage of the breakpoints in the Class A shares’ sales charge schedule. Please note that you or your financial intermediary must notify the Funds’ transfer agent that you are eligible for these breakpoints every time you have a qualifying transaction. If you do not let your financial intermediary or the Funds’ transfer agent know that you are eligible for a breakpoint reduction, you may not receive the sales charge breakpoints to which you are otherwise entitled. Sales loads applicable to the Class A shares will be waived for Class A shares received in connection with the Reorganization and for any subsequent purchases after the Reorganization of Class A shares by Target Fund shareholders who receive Class A shares of the Acquiring Fund in a Reorganization.

•                  Accumulation Privilege — permits any qualifying investor to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (“Hartford HLS Funds”)) and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of: (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser’s holdings of all shares (other than Class R3, Class R4, Class R5, and Hartford HLS Funds) and 529 college savings plan accounts administered by The Hartford. For purposes of this Privilege, a qualifying investor may include all shares owned by family members which — for accounts opened on or after August 16, 2004, — means the owner’s spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, please see the SAI for more information. Employer-sponsored retirement plans or certain tax qualified retirements accounts may also receive these breakpoints as long as the Funds’ transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

•                  Letter Of Intent — lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent (“LOI”) to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Accumulation Privilege.” Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, the Funds ‘transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the Class A shareholder does not purchase the amount specified in the LOI within thirty days after a written request by the Funds’ transfer agent, the Funds’ transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the “Fund Distributions and Tax Matters” section of this prospectus. Purchases based on a LOI may include holdings as described above under “Accumulation Privilege.” Additional information about the terms of the LOI is available from your financial intermediary or from the Funds’ transfer agent at 1-888-843-7824.

Waivers For Certain Investors

Front-End Sales Charge - In order to receive the sales charge reductions or waivers discussed below, you must notify the Funds’ transfer agent of the reduction or waiver request when you place your purchase order. The Funds’ transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the Funds’ transfer agent. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

•                  selling broker dealers and their employees and sales representatives (and their family members, as defined above under the “Accumulation Privilege” section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

•                  financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,

•                  current or retired officers, directors and employees (and their family members, as defined above under the “Accumulation Privilege” section) of the Funds, The Hartford, the subadvisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,

•                  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

•                  college savings programs that are qualified state tuition programs under Section 529 of the Internal Revenue Code,

•                  investors purchasing through a financial intermediary that has entered into an agreement with HFD to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers,

•                  investors who held Advisor class shares of a Target Fund prior to the date of the Reorganization of the Target Fund into a Fund and received Class A shares of the Fund as a result of such reorganization and who wish to purchase additional Class A shares in the same account.

CDSC Waivers - As long as the Funds’ transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

•                  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.

•                  for death or disability.

•                  under reorganization, liquidation, merger or acquisition transactions involving other investment companies.

•                  under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:

•                  to return excess contributions,

•                  hardship withdrawals as defined in employer-sponsored retirement plans,

•                  under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

•                  to meet minimum distribution requirements under the Internal Revenue Code,

•                  to make “substantially equal payments” as described in Section 72(t) of the Internal Revenue Code, and after separation from service.

•                  to investors who received Class A shares in the reorganization of a Target Fund into a Fund.

REINSTATEMENT PRIVILEGE

If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford Fund within 90 days without a sales charge, as long as the Funds’ transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.

Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds’ website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

HOW TO BUY AND SELL SHARES

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What does this mean for you? When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, we are required by policy to obtain, verify and record information that identifies each business, entity or individual holding 25% or more ownership with that entity. What does this mean for you? When you open an account or establish a relationship, we will ask for your business name, a street address, a tax identification number and may request additional information pertaining to the entity.

We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.

If a Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. For Class I and Class A shares, you may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with a Fund. In general, shareholders and authorized traders may only place trades with a Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.

Each Fund offers the classes of shares described in “Classes of Shares” above and not all share classes discussed below may be available for each Fund.

Opening an Account — Class I and Class A Shares

1.              Read this prospectus carefully.

2.              Determine how much you want to invest. The minimum investment amounts are as follows:

a.              Class A Class I shares — $2,000 for initial investments ($5,000 in the case of Emerging Markets Debt and Currency Fund and Emerging Markets Multi-Sector Bond Fund), at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in the Fund thereafter.

3.              Complete the appropriate parts of the account application including any reduced sales charge privileges you wish to request. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold shares through a financial intermediary or retirement plan, please contact your financial intermediary or plan administrator. If you hold shares directly with a Fund, please call the transfer agent at 1-888-843-7824.

4.              Make your initial investment selection. You or your financial intermediary can initiate any purchase, exchange or sale of shares.

BUYING SHARES

Class A Shares:

•                  On the Web — Visit www.hartfordfunds.com, select “Individual Investors” from the role drop-down menu at the top of the home page. Then select Mutual Fund from the Account Access drop-down menu. Enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link. Once you have added your banking information by selecting the Add Bank Instructions function, click on “View Account Details” for the appropriate account. Select “Purchase Shares” from the “Select Action” menu, next to the Fund you wish to buy, and follow the instructions on the Purchase Shares Request pages to complete and submit the request.

•                  By Phone — To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time Monday through Thursday and between 8 A.M. and 6 P.M. Eastern Time on Friday. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.

•                  In Writing With a Check — Make out a check for the investment amount, payable to “Hartford Funds.” Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:

Hartford Funds	(For overnight mail)
P.O. Box 55022	Hartford Funds
Boston, MA 02205-5022	30 Dan Road, Suite 55022
Canton, MA 02021-2809

•                  By Wire — For complete instructions on how to purchase shares of Hartford Funds by wire, contact Hartford Funds at 1-888-843-7824.

Class I: As previously mentioned, Class I shares are offered:

•                  through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions that have agreements with HFD, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program, and

•                  to current or retired officers, directors and employees (and their family members, as defined above under “Accumulation Privilege”) of the Fund, The Hartford, the subadvisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates.

Your initial investment must meet the minimum requirement of $2,000 ($5,000 in the case of Emerging Markets Debt and Currency Fund and Emerging Markets Multi-Sector Bond Fund) (except the minimum amount is $250 for Automatic Investment Plans). See your financial intermediary for any questions regarding buying shares through the advisory fee-based wrap program.

Class SDR:

You may purchase SDR shares by completing the account application provided by Schroders’ Client Service team or your custodian, consultant, or other financial intermediary, and sending payment by check or wire as described below. You can contact the Schroders Client Service team by email at clientserviceny@us.schroders.com or by calling (212) 641-3800 and asking to speak with Institutional Client Service. Potential investors are strongly encouraged to communicate with Schroders’ Client Service Team or your financial intermediary prior to completing the account application or making any substantial purchases. Please contact the Schroders’ Client Service team or your financial intermediary for more information.

Purchases by check (Direct Purchases). You may purchase SDR shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase SDR shares of two or more of the Funds in this prospectus, make your check payable to Hartford Funds and include written instructions as to how the amount of your check should be allocated among the SDR shares of the Hartford Funds whose shares you are purchasing. Hartford Funds will not accept third-party checks or starter checks. You should direct your check and your completed account application as follows:

Addresses

Regular Mail:

Hartford Schroders Funds

P.O. Box 55260

Boston, MA 02205-5260

Overnight or Express Mail:

Boston Financial Data Services

c/o Hartford Schroders Funds

ste 8507

30 Dan Road

Canton, MA 02021-2809

For initial purchases, a completed account application must accompany your check.

Purchases by bank wire (Direct Purchases). If you make your initial investment by wire, a completed account application must precede your order. Upon receipt of the application, Boston Financial Data Services (“BFDS”) will assign you an account number. BFDS will process wire orders received prior to the next time as of which the Fund calculates its NAV, which is determined for each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”), at that next net asset value calculated. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 if purchasing shares directly from a Fund, or you may also call your financial intermediary if purchasing through a financial intermediary, to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Hartford Schroders Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

State Street Bank and Trust Company

1 Lincoln Street

Boston, Massachusetts 02111

ABA No.: 011000028

Attn: Hartford Schroders Funds

DDA No.: 9904-650-0

FBO: Account Registration

A/C: Mutual Fund Account Number

Name of Fund

BFDS will not process your purchase until it receives the wired funds.

Automatic purchases (Direct Purchases). You can make regular investments of $100 or more per month in a Fund through automatic deductions from your bank account. Please complete the appropriate section of the account application if you would like to utilize this option. For more information, please call (800) 464-3108 ((617) 483-5000 from outside the United States). If you purchase shares through a financial intermediary, your firm may also provide automatic purchase options. Please contact your financial intermediary for details.

Purchases through brokers and other financial institutions. You may also buy and exchange shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroders. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging shares. Please consult a representative of your financial institution for further information. Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund. If you purchase shares through a financial intermediary, your financial intermediary is responsible for ensuring that your purchase is received by the Fund timely and in good order.

Purchases in kind. Investors may purchase shares of a Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund’s gain for tax purposes would be calculated with regard to the investor’s tax basis), and in such cases the Fund’s holding period in those securities would include the investor’s holding period. Any gain on the sale of securities received in exchange for shares of the Fund would be subject to distribution as capital gain to all of the Fund’s shareholders. (In some circumstances, receipt of securities from an investor in exchange for shares of the Fund may be a taxable transaction to the investor, in which case the Fund’s tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Funds value securities accepted by Schroders in the same manner as are the Funds’ portfolio securities as of the time of the next determination of a Fund’s net asset value. Although the Funds seek to determine the fair value of securities contributed to a Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Funds. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone BFDS at (800) 464-3108 ((617) 483-5000 from outside the United States), their Schroders client representative, or other financial intermediary.

SELLING SHARES

Class A and Class I Shares:

•                  On the Web (Class A only) —Visit www.hartfordfunds.com, select “Individual Investors” from the role drop-down menu at the top of the home page. Then select Mutual Fund from the Account Access drop-down menu. Enter your user name and password, and select Login. First time users will need to create a user name and password by selecting the “Register” link. Click on “View Account Details” for the appropriate account. Select “Redeem” from the “Select Action” menu, next to the Fund from which you wish to redeem. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases. Follow the instructions on the Redeem Request pages to complete and submit the request. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

•                  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and sales are restricted to up to $50,000 per shareowner per market day. To place your order, call the transfer agent at 1-888-843-7824 between 8 A.M. and 7 P.M. Eastern Time Monday through Thursday and between 8 A.M. and 6 P.M. Eastern Time on Friday. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day’s offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 15 days. For circumstances in which you need to request to sell shares in writing, see “Selling Shares By Letter or Form.”

•                  By Electronic Funds Transfer (EFT) or Wire — For Class A shares, fill out the “Bank Account or Credit Union Information” section of your new account application or the “Mutual Fund Bank or Credit Union Information Form” to add bank instructions to your account. EFT transactions may be sent for amounts of $50 or more. Funds from EFT transactions are generally available by the third to fifth business day. Wire transfers are available upon request or amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, EFT and wire transactions may not be sent to bank instructions that have been added to an account within the past 15 days.

•                  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 15 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below. Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

For the following types of accounts, if you are selling Class A shares by letter, you must provide the following additional documentation:

•                  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

•                  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

•                  403(b) — 403(b) Distribution Request Form.

•                  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

•                  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Class I: You may redeem your shares by having your plan administrator or financial intermediary process your redemption. Your plan administrator or financial intermediary will be responsible for furnishing all necessary documents to the Fund and may charge you for this service.

ADDRESSES

Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:

Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.

Class SDR:

When you may redeem. You may sell your shares back to a Fund on any day the NYSE is open either through your financial intermediary or directly to the Fund. If your shares are held in the name of a financial intermediary, you may only sell the shares through that financial intermediary. The financial intermediary may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108 ((617) 483-5000 from outside the United States). Redemption requests will be priced at the net asset value next determined after they are received in good order. In order for you to receive a Fund’s net asset value determined on any day, the Fund, BFDS, or your financial intermediary must receive your redemption request in good order before the time as of which the Fund next calculates its NAV, which is generally the close of trading on the NYSE (normally 4:00 p.m., Eastern Time), and, in the case of a request furnished to your financial intermediary or its designee, the request must subsequently be communicated timely and properly to the Fund.

General. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. In certain circumstances, you may need to submit additional documentation to redeem your shares.

Addresses

Send Inquiries And Payments To:

Hartford Funds

P.O. Box 55022

Boston, MA 02205-5022

FAX: 1-888-802-0039

Or By Overnight Mail To:

Hartford Funds

30 Dan Road, Suite 55022

Canton, MA 02021-2809

Phone Number: 1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.

EXCHANGING SHARES

You may exchange one class of shares of a Fund for shares of the same class of any other Hartford Fund if such share class is available.

Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.

If you are a Class A shareholder, you may also:

•                  Exchange shares on the web by clicking on “View Account Details” for the appropriate account, selecting “Exchange” from the “Select Action” menu next to the Hartford Fund you want to exchange from, and following the instructions on the Exchange Request pages to complete and submit the request.

•                  Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus).  Exchanges are made at net asset value. You must retain at least $1,000 in the Fund from which you exchange ($50 for a monthly Automatic Investment Plan). Under certain circumstances, Class A shares may be exchanged for Class I shares if you meet the Class I shares eligibility requirements and the shares that you are exchanging are no longer subject to a CDSC.

Plan administrators and record keepers that are interested in an exchange privilege for R shares should call 1-888-843-7824 to determine whether such exchange privilege is available. Please note that (1) both accounts involved in the exchange must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. Plan participants should consult their plan administrator or plan record keeper to determine what exchange privileges are available.

You may be subject to tax liability or sales charges as a result of your exchange. Please see the section of the statutory prospectus entitled “Fund Distributions and Tax Matters — Taxability Of Transactions” for more information.

Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason.

ADDRESSES

Send Inquiries And Payments To:

Hartford Funds

P.O. Box 55022

Boston, MA 02205-5022

FAX: 1-888-802-0039

Or By Overnight Mail To:

Hartford Funds

30 Dan Road, Suite 55022

Canton, MA 02021-2809

Phone Number: 1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL INTERMEDIARIES

If you hold your shares through a retirement plan or if your shares are held with a financial intermediary you will need to make transactions through the retirement plan administrator or your financial intermediary. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. You should check with your retirement plan administrator or financial intermediary for further details.

VALUATION OF SHARES

The net asset value per share (NAV) is determined for each class of each Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for each class of shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the HMF II Board. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the HMF II Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the HMF II Board. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the HMF II Board.

BUY AND SELL PRICES — Class I and Class A Shares

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS

Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in “good order” (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

You may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. You may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this prospectus and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to seven days. A Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

REQUESTS IN “GOOD ORDER”

All purchase and redemption requests must be received by a Fund in “good order.” This means that your request must include:

•                  Name, date of birth, residential address, and social security number.

•                  The Fund name, share class and account number.

•                  The amount of the transaction (in dollars or shares).

•                  Signatures of all owners exactly as registered on the account (for mail requests).

•                  Medallion signature guarantee or Signature Validation Program stamp (if required).

•                  Any supporting legal documentation that may be required.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund’s shareholders can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund’s assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund’s NAV for long-term shareholders. If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Funds.

The Board of HMF II has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Hartford Funds’ policy is to discourage investors from trading in the Funds’ shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor’s trading history in any of the Hartford Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.

It is the policy of the Funds to permit only two “substantive round trips” by an investor within any single Hartford Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Funds’ transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange change order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds’ transfer agent may terminate the registered representative’s exchange and purchase privileges in Hartford Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; and (5) transactions that a Fund, in its discretion, determines are not abusive or harmful.

The Hartford Funds’ policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Hartford Funds’ procedures with respect to omnibus accounts are as follows: (1) Where the Funds’ transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds’ transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds’ transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds’ transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds’ transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds’ shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders’ interests in a Fund if the Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. Hartford Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning Hartford Funds’ fair value procedures, please refer to “Valuation of Shares.”

Hartford Funds reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. Hartford Funds, HFMC, and/or the Funds’ transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.

Certificated Shares

Shares are electronically recorded and, therefore, the Funds do not issue share certificates.

Account Closings

There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above the $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.

Sales in Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder’s proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund’s net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Abandoned Property

It is the responsibility of the shareholder to keep the shareholder’s account(s) active and to provide Hartford Funds with a current and correct address for the shareholder’s account(s). An out-of-date or incorrect address may cause a shareholder’s account statements and other mailings to be returned to Hartford Funds. Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property if no shareholder initiated activity occurs in the account within the time frame specified by the state law. Hartford Funds will not be liable to a shareholder or a shareholder’s financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws.

To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at http://www.hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.

Payment Requirements — Class A Shares

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund or the Distributor has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements

Class A Shares: In general, you will receive account statements as follows:

•                  After every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

•                  After any changes of name or address of the registered owners(s)

•                  In all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

Class I Shares: You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent.

Class SDR Shares: You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.

Additional Investor Services — Class A Shares

•                  Electronic Transfers Through Automated Clearing House (ACH) allow you to initiate a purchase or redemption for as little as $50 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply.

•                  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the “Mutual Funds Automatic Investment Form.” If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.

•                  Systematic Withdrawal Plan may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.

•                  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the “Mutual Fund Dollar Cost Averaging Form.” Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

•                  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

•                  Duplicate Account Statements — You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

•                  Duplicate Copies Of Materials To Households — Generally each Fund will mail only one copy of each prospectus, annual report, semi-annual report and proxy statement to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits each Fund through reduced mailing expenses. If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses, reports and proxy statements will be sent to you commencing within 30 days after we receive your request to stop householding.

Hartford Funds may stop your Automatic Investment Plan, Systematic Withdrawal Plan or Dollar Cost Averaging Program if we are unable to obtain an accurate address for your account.

Uncashed Checks Issued on Your Account

Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.

Retirement Plans

Hartford Funds are available through a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open a retirement account (including traditional and Roth IRAs, SIMPLE plans, or SEPs) or a Coverdell Educational Savings Account (“Coverdell Accounts”) through Hartford Funds, State Street Bank and Trust Company (“State Street Bank”) will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee that is paid to State Street Bank, its affiliates or HASCO. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund’s fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account for information on applicable annual maintenance fees.

DISTRIBUTION ARRANGEMENTS

HFD, a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the Board of Directors. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with HFD, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, HFD (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. HFD is not obligated to sell any specific amount of Fund shares.

Distribution Plans — Class A Shares

The Board of HMF II has approved the adoption of a separate distribution plan (a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A shares. Under the Plan, Class A shares of a Fund, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Total compensation under the Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund’s shares. Under the Plan, each Fund pays HFD the entire fee, regardless of HFD’s expenditures. Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, a Fund will not be obligated to pay more than that fee. If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.

Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Payments to Financial Intermediaries and Other Entities

HFMC, HFD and/or their affiliates and the Hartford Funds make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) that sell the shares of the Hartford Funds, and/or Financial Intermediaries and other intermediaries that provide services (“Servicing Intermediaries”) to the Hartford Funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford Funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford Fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford Funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford Funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.

Payments Made from Fund Assets

•                  Commissions and Rule 12b-1 Payments. HFD and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that HFD and/or its affiliates receive from the Hartford Funds.

•                  Administrative Fees to Servicing Intermediaries. HFD and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford Funds (“Administrative Fees”). Such payments may be made out of 12b-1, administrative and/or transfer agent fees that HFD and/or its affiliates receive from the Hartford Funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford Funds that are serviced by the Servicing Intermediary, or on a per account basis.

Payments Made by HFMC and/or Its Affiliates

As explained in more detail below under the sections entitled “Additional Payments to Financial Intermediaries” and “Servicing Payments to Servicing Intermediaries,” HFMC and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford Funds’ shares (“Additional Payments”) and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services (“Servicing Payments”).

•                  Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by HFMC and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; (iii) the amount of Hartford Fund shares sold through that Financial Intermediary; and (iv) the mix of equity and fixed income funds sold through that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2015, HFMC and its affiliates incurred approximately $43.1 million in total Additional Payments to Financial Intermediaries.

Additional Payments to Financial Intermediaries may be used for various purposes and take various forms, including but not limited to:

1.              Payments for putting the Hartford Funds on a Financial Intermediary’s list of mutual funds available for purchase by its customers;

2.              Payments for including the Hartford Funds within a group that receives special marketing focus or placing the Hartford Funds on a “preferred list”;

3.              “Due diligence” payments for a Financial Intermediary’s examination of Hartford Funds and payments for providing extra employee training and information relating to Hartford Funds;

4.              “Marketing support fees” for providing assistance in promoting the sale of Hartford Fund shares;

5.              Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

6.              Provision by a Financial Intermediary of sales-related data to HFMC and/or its affiliates;

7.              Provision of educational programs, including information and related support materials;

8.              Provision of computer hardware and software; and

9.              Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2016, HFMC and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: FSC Securities Corp.; Royal Alliance Associates, Inc.; Sagepoint Financial; Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Cetera Financial Group; Charles Schwab & Co., Inc.; Chase Investment Services Corp.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; First Citizens Investor Services, Inc.; Frost Brokerage Services, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Invest Financial Corporation; Investment Centers of America; Investment Professionals, Inc.; Janney Montgomery Scott; Lincoln Financial Securities Corp.; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; National Planning Corporation; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Securities America, Inc.; SII Investments Inc.; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; Voya Financial; and Wells Fargo. HFMC and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries.

•                  Servicing Payments to Servicing Intermediaries. HFMC, HASCO and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford Funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2015, HFMC, HASCO and/or their affiliates incurred approximately $8.6 million in total Servicing Payments and these Servicing Payments did not exceed $2.2 million for any one Servicing Intermediary.

As of January 1, 2016, HFMC, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: 401k ASP, Inc.; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; CPI Qualified Plan Consultants, Inc.; Daily Access Corp.; Digital Retirement Solutions; Edward D. Jones & Co; Expert Plan, Inc.; Fidelity; Gold Trust Company; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; Hewitt Associates LLC; ICMA Retirement Corporation; International Clearing Trust Company; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; Massachusetts Mutual Life Insurance Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions; Valic Retirement Services Company; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. HFMC, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

HFMC and Schroder Fund Advisors LLC, the Target Funds’ distributor and wholly owned subsidiary of SIMNA (“SFA”), expect to enter into an additional compensation arrangement whereby SFA will continue to be involved in the distribution of the Funds’ Class SDR shares.

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:

Fund	Declaration and payment frequency of net investment income
Emerging Markets Debt and Currency Fund	Annually
Tax-Aware Bond Fund	Monthly
Emerging Markets Equity Fund	Annually
Emerging Markets Multi-Sector Bond Fund	Quarterly
Income Builder Fund	Monthly
Global Strategic Bond Fund	Monthly
International Stock Fund	Annually
International Multi-Cap Value Fund	Quarterly
US Small Cap Opportunities Fund	Annually
US Small/Mid Cap Opportunities Fund	Annually

Notwithstanding the foregoing, the HMF II Board has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxability of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December.

Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.

Under certain limited circumstances, shareholder may be able to exchange one class of shares for another class of shares of the same Fund. In general, exchanges of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing “Cost Basis Method Election for Non-Qualified Mutual Fund Accounts” or submitted through our website at www.hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the Internal Revenue Service that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements).

Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

LEGAL PROCEEDINGS

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, an indirect subsidiary of The Hartford Financial Services Group, Inc., which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

Exhibit B — Comparison of Organizational Documents

This chart highlights certain differences between the terms of the Declarations of Trust of the Target Funds and Articles of Incorporation and Bylaws of the Acquiring Funds.

Policy	Schroder Series Trust	Schroder Capital Funds Delaware	The Hartford Mutual Funds II, Inc.
Shareholder Liability

The shareholders of a Massachusetts business Trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of Schroder Series Trust and that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice to the effect that shareholders are not personally liable thereunder. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.

Under Delaware law, shareholders of the Trust would be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. The Trust Instrument provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. The Trust, on behalf of the affected Series, shall upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

The Charter of HMF II (the “Charter”) and the Bylaws of HMF II (the “Bylaws”) do not address shareholder liability. However, Maryland law provides that shareholders of a corporation are generally not liable for the corporation’s debts and obligations.

Voting Rights

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election or removal of Trustees (ii) with respect to the appointment of an investment adviser, (iii) with respect to any termination of the Trust, (iv) with respect to any amendment of the Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, by the Declaration of Trust, by the By-Laws or by any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.

There is no cumulative voting in the election of Trustees.

On any matter submitted to a vote of shareholders, all shares entitled to vote will be voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act or when the Trustees have determined that the matter affects one or more series or classes of shares materially differently, or (2) when the matter affects only the interests of one or more series or classes.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote.

The shareholders have the power to vote (i) for the election of Trustees, (ii) for the removal of Trustees, (iii) with respect to any investment advisory contract, and (iv) with respect to such additional matters relating to the Trust as may be required by law, by the Trust Instrument, by the Bylaws or by any registration of the Trust with the SEC or any state, or as the Trustees may consider desirable.

There is no cumulative voting in the election of Trustees.

On any matter submitted to a vote of shareholders, all shares shall be coted separately by individual series except (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and a fractional share is entitled to having a pro rata right of full shares, including, without limitation, the right to vote.

The Charter and Bylaws do not address specific items the shareholders have power to vote. However, Maryland law provides that shareholders shall elect directors and have the power to remove directors. Additionally, shareholders are entitled to vote on each matter submitted to a vote at a meeting of shareholders.

There is no cumulative voting in the election of directors.

On each matter submitted to a vote of shareholders, all shares of all series shall vote as a single class, except (1) when required by the 1940 Act or the Maryland General Corporation Law, (2) if a separate vote is required by the 1940 Act or the Maryland General Corporation Law for one or more series, then shares of all other series shall vote as a single class, and (3) when the directors have determined that a matter does not affect a series, only the shareholders of one or more affected series will be entitled to vote.

Shareholder Quorum

Thirty percent of the shares entitled to vote shall be a quorum, except that where any provision of law or of the Declaration of Trust or the By-Laws requires that holders of any series or class shall vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.
Any lesser number is sufficient for adjournments. Any adjourned session may be held within a reasonable time after the date for the original meeting without any further notice.

One-third of shares entitled to vote in person or by proxy shall be a quorum, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series or class shall vote as a series or class, then one-third of the aggregate number of shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number is sufficient for adjournment. Any adjourned session may be held within a reasonable time after the date for the original meeting without any further notice.

The presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast at the meeting constitutes a quorum, except as provided in the Charter with respect to any matter which requires approval by a separate vote of one or more series or classes of stock.

If a quorum is not established, the chairman of the meeting may conclude the meeting or adjourn the meeting to a date not more than 120 days after the original record date without any further notice.

A plurality of all the votes cast at a shareholder meeting duly called and at which a quorum is present is sufficient to elect a director.

A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present is sufficient to approve any other matter which may properly come before the meeting, unless a different vote is required by statute or by the Charter

Trustee Power to Amend Organizational Document

The Trustees may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the shareholders holding a majority of the shares entitled to vote, except that an amendment which in the determination of the Trustees shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series or classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series or classes affected and no vote of shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Declaration of Trust shall not require authorization by shareholder vote.

Except as provided in the Trust Instrument, the Trustees may, without shareholder vote, amend or otherwise supplement the Trust Instrument by making an amendment, a supplemental Trust Instrument or an amended and restated Trust Instrument. Shareholders shall have the right to vote (i) on any amendment which would affect their right to vote, (ii) on any amendment to the power to amend the Trust Instrument, (iii) on any amendment as may be required by law or by the Trust’s registration statement filed with the SEC and (iv) on any amendments submitted to them by the Trustees. Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series shall be authorized by vote of shareholders of each series affected and no vote of shareholders of a series not affected shall be required.

The Charter generally can be amended only if such amendment declared advisable by the Board of Directors and the amendment is approved by the affirmative vote of the holders of a majority of the total number of shares of all classes and series entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be.

Maryland law provides that amendments to change the name of the corporation, change the name or other designation or the par value of any class or series of stock and the aggregate par value of the corporation shall not require shareholder action. Thus, the foregoing amendments can be approved by a majority of the entire board of directors.

Under Maryland law, the Board of Directors has the power and authority, without the approval any shareholders, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that HMF II has authority to issue.

The Board of Directors has the exclusive power to amend the Bylaws.

Termination of Series of Trust

Any series of shares may be terminated at any time by a vote of shareholders holding at least two-thirds of the shares of such series entitled to vote, or by the Trustees by written notice to the shareholders of such series.

Any series of shares may be terminated at any time by a vote of a majority of the outstanding voting securities, as defined by the 1940 Act.

Under Maryland law and the Charter, the liquidation of any particular series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office and without the vote of the shareholders. The Charter provides that any specified class or series of stock may be redeemed at the option of the corporation or of the holders of the stock and the terms and conditions of redemption, including the time and price of redemption.

Merger, Consolidation or Transfer of Assets

The Declaration of Trust and By-Laws do not contain specific provisions related to merger or consolidation of the series of the Trust. The Declaration of Trust provides that the Trustees have the power and authority to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust.

The Trustees, in order to change the form of organization of the Trust, may, without prior shareholder approval (i) cause the Trust to merge or consolidate into one or more Trusts, partnerships or associations so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under that Act and which is formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States or (ii) cause the Trust to incorporate under the laws of Delaware.

The Trustees may, subject to a vote of a majority of the outstanding voting securities, as defined by the 1940 Act, of each series affected by the matter or, if applicable, to a majority of the outstanding voting securities of the Trust, and subject to a vote of a majority of the Trustees:(i) sell and convey all or substantially all of the assets of the Trust or any affected series to another Trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which Trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected series, and which may include shares of beneficial interest, stock or other ownership interests of such Trust, partnership, association or corporation or of a series thereof.

Maryland law provides that the board of directors of each corporation proposing to consolidate, merge, convert, have its stock acquired in a share exchange shall or engage in a similar transaction outside the ordinary course of business (an “Extraordinary Transaction”) (i) adopt a resolution which declares that the proposed transaction is advisable on substantially the terms and conditions set forth or referred to in the resolution; and (ii) direct that the proposed transaction be submitted for consideration at either an annual or special meeting of the stockholders. Unless the corporation’s charter provides otherwise, the proposed consolidation, merger or share exchange shall be approved by the stockholders of each corporation by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

HMF II’s Charter provides that these Extraordinary Transactions can be approved by the affirmative vote of the holders of a majority of the total number of shares of all classes and series entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be

Under Maryland law, a transfer of assets of an open-end investment company need be approved by its board of directors and by any other action required by its charter. The Board of Directors has the power to transfer assets without a shareholder vote in connection with the liquidation of any series.

Exhibit C — Financial Highlights

Target Funds

The “Financial Highlights” tables below are intended to help you understand each Target Fund’s financial performance for the past five fiscal years or, if shorter, the period of a Target Fund’s operations. Certain information reflects financial results for a single Target Fund share. The tables also provide information for the six-month period ending April 30, 2016, which is unaudited. “Total Return” in the table represents the rate at which an investor would have made or lost money in an investment in the Target Fund (assuming the reinvestment of all distributions). Except for the financial highlights information provided for the six-month period ended April 30, 2016, the financial highlights for each of the Target Funds have been audited by the Target Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with such Funds’ financial statements, is included in the Target Funds’ annual report to shareholders, which are available on request, or online at www.schroderfunds.com.

Financial Highlights

For the Period Ended April 30, 2016 (unaudited) and the Years or Period Ended October 31,

(unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
U.S. Opportunities Fund
R6 Shares
2016*	$25.25	$0.05	(1)	$0.08	$0.13	$—	$(1.85)	$(1.85)
2015(b)	23.83	(0.02	)(1)	1.44	1.42	—	—	—
Investor Shares
2016*	$25.25	$0.03	(1)	$0.09	$0.12	$—	$(1.85)	$(1.85)
2015	27.36	(0.05	)(1)	0.96	0.91	—	(3.02)	(3.02)
2014	29.65	(0.04	)(1)	2.40	2.36	(0.01)	(4.64)	(4.65)
2013	24.20	0.01	(1)	7.36	7.37	(0.01)	(1.91)	(1.92)
2012	22.77	(0.03	)(1)	2.24	2.21	—	(0.78)	(0.78)
2011	21.94	(0.09	)(1)	0.92	0.83	—	—	—
Advisor Shares
2016*	$24.46	$—	(1)(c)	$0.09	$0.09	$—	$(1.85)	$(1.85)
2015	26.66	(0.11	)(1)	0.93	0.82	—	(3.02)	(3.02)
2014	29.09	(0.13	)(1)	2.34	2.21	—	(4.64)	(4.64)
2013	23.84	(0.04	)(1)	7.20	7.16	—	(1.91)	(1.91)
2012	22.49	(0.08	)(1)	2.21	2.13	—	(0.78)	(0.78)
2011	21.73	(0.15	)(1)	0.91	0.76	—	—	—

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
U.S. Opportunities Fund
R6 Shares
2016*	$23.53	0.69%	$20	1.05%	1.34%	0.41%	30%
2015(b)	25.25	5.96	21	1.05	1.90	(0.95)	49
Investor Shares
2016*	$23.52	0.65%	$119,257	1.17%	1.44%	0.30%	30%
2015	25.25	3.76	128,250	1.31	1.39	(0.18)	49
2014	27.36	9.57	138,855	1.24	1.24	(0.13)	66
2013	29.65	33.03	143,507	1.26	1.26	0.04	74
2012	24.20	10.00	132,715	1.32	1.32	(0.11)	69
2011	22.77	3.78	149,941	1.29	1.29	(0.39)	91
Advisor Shares
2016*	$22.70	0.54%	$1,026	1.42%	1.70%	0.03%	30%
2015	24.46	3.50	937	1.58	1.66	(0.46)	49
2014	26.66	9.17	856	1.59	1.59	(0.48)	66
2013	29.09	32.58	1,137	1.57	1.57	(0.16)	74
2012	23.84	9.76	1,530	1.57	1.57	(0.35)	69
2011	22.49	3.50	2,732	1.54	1.54	(0.65)	91

*              For the six months ended April 30, 2016 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Rate.

(1)      Per share net investment income (loss) calculated using average shares.

(a)      Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)      Commenced operations on September 28, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)       Amount was less than $0.01 per share.

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2016 (unaudited) and the Years or Period Ended October 31,

(unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
U.S. Small and Mid Cap Opportunities Fund
R6 Shares
2016*	$12.76	$0.02	(1)	$0.34		$0.36	$(0.01)	$(1.29)	$(1.30)
2015(b)	12.36	0.00	(1)(c)	0.40		0.40	—	—	—
Investor Shares
2016*	$12.74	$0.01	(1)	$0.35	†	$0.36	$— (c)	$(1.29)	$(1.29)
2015	13.89	0.01	(1)	0.86	†	0.87	—	(2.02)	(2.02)
2014	15.39	—	(1)(c)	1.61		1.61	(0.01)	(3.10)	(3.11)
2013	12.33	—	(1)(c)	3.81	†	3.81	—	(0.75)	(0.75)
2012	11.56	—	(1)(c)	0.96	†	0.96	(0.03)	(0.16)	(0.19)
2011	11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
Advisor Shares
2016*	$12.36	$(0.01	)(1)	$0.34	†	$0.33	$—	$(1.29)	$(1.29)
2015	13.56	(0.03	)(1)	0.85	†	0.82	—	(2.02)	(2.02)
2014	15.12	(0.03	)(1)	1.57	†	1.54	—	(3.10)	(3.10)
2013	12.15	(0.04	)(1)	3.76		3.72	—	(0.75)	(0.75)
2012	11.40	(0.03	)(1)	0.94		0.91	—	(0.16)	(0.16)
2011	11.11	—	(1)(c)	0.55		0.55	—	(0.26)	(0.26)
Emerging Market Equity Fund
R6 Shares
2016*	$11.57	$0.01	(1)	$(0.18	)†	$(0.17)	$(0.12)	$—	$(0.12)
2015(b)	12.60	0.14	(1)	(1.17	)†	(1.03)	—	—	—
Investor Shares
2016*	$11.56	$—	(1)(c)	$(0.18	)†	$(0.18)	$(0.10)	$—	$(0.10)
2015	13.40	0.13	(1)	(1.85	)†	(1.72)	(0.12)	—	(0.12)
2014	13.76	0.12	(1)	(0.36	)†	(0.24)	(0.12)	—	(0.12)
2013	12.91	0.15	(1)	0.81	†	0.96	(0.11)	—	(0.11)
2012	12.29	0.15	(1)	0.66	†	0.81	(0.12)	(0.07)	(0.19)
2011	13.42	0.18	(1)	(1.21	)†	(1.03)	(0.06)	(0.04)	(0.10)
Advisor Shares
2016*	$11.56	$(0.01	)(1)	$(0.19	)†	$(0.20)	$(0.07)	$—	$(0.07)
2015	13.33	0.10	(1)	(1.83	)†	(1.73)	(0.04)	—	(0.04)
2014	13.70	0.08	(1)	(0.37	)†	(0.29)	(0.08)	—	(0.08)
2013	12.85	0.11	(1)	0.83	†	0.94	(0.09)	—	(0.09)
2012	12.23	0.10	(1)	0.69	†	0.79	(0.10)	(0.07)	(0.17)
2011	13.36	0.14	(1)	(1.19	)†	(1.05)	(0.04)	(0.04)	(0.08)

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
U.S. Small and Mid Cap Opportunities Fund
R6 Shares
2016*	$11.82	3.35%	$2,644	0.90%	1.47%	0.30%	36%
2015(b)	12.76	3.24	1,935	0.90	1.51	0.03	56
Investor Shares
2016*	$11.81	3.34%	$65,606	1.05%	1.62%	0.16%	36%
2015	12.74	7.23	50,126	1.05	1.60	0.05	56
2014	13.89	12.97	59,840	1.05	1.38	0.00	62
2013	15.39	32.80	67,890	1.05	1.35	0.02	72
2012	12.33	8.41	111,332	1.05	1.27	0.02	76
2011	11.56	5.21	209,199	1.05	1.25	0.21	100
Advisor Shares
2016*	$11.40	3.15%	$9,204	1.30%	1.87%	(0.12)%	36%
2015	12.36	7.00	5,541	1.30	1.85	(0.21)	56
2014	13.56	12.65	5,756	1.30	1.63	(0.25)	62
2013	15.12	32.52	6,766	1.30	1.59	(0.27)	72
2012	12.15	8.07	6,012	1.30	1.53	(0.24)	76
2011	11.40	4.90	6,974	1.30	1.52	0.00	100
Emerging Market Equity Fund
R6 Shares
2016*	$11.28	(1.44)%	$410,237	1.10%	1.20%	0.21%	30%

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
2015(b)	11.57	(8.17)	351,836	1.10	1.21	1.35	55
Investor Shares
2016*	$11.28	(1.50)%	$784,094	1.25%	1.34%	0.05%	30%
2015	11.56	(12.88)	877,480	1.24	1.33	1.05	55
2014	13.40	(1.77)	1,135,896	1.24	1.26	0.87	58
2013	13.76	7.49	841,841	1.23	1.25	1.16	47
2012	12.91	6.77	437,270	1.25	1.26	1.18	47
2011	12.29	(7.73)	234,258	1.25	1.34	1.34	69
Advisor Shares
2016*	$11.29	(1.72)%	$38,649	1.50%	1.59%	(0.21)%	30%
2015	11.56	(13.01)	41,116	1.49	1.57	0.76	55
2014	13.33	(2.08)	122,722	1.49	1.50	0.61	58
2013	13.70	7.33	208,116	1.48	1.50	0.84	47
2012	12.85	6.57	153,283	1.50	1.51	0.81	47
2011	12.23	(7.95)	95,602	1.50	1.59	1.05	69

*              For the six months ended April 30, 2016 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Rate.

†              Includes redemption fees. Amount was less than $0.01 per share.

(1)      Per share net investment income (loss) calculated using average shares.

(a)      Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)      Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)       Amount was less than $0.01 per share.

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2016 (unaudited) and the Years or Period Ended October 31,

(unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Alpha Fund
R6 Shares
2016*	$11.02	$0.08	(1)	$(0.40)		$(0.32)	$(0.15)	$—	$(0.15)
2015(b)	10.88	0.17	(1)	(0.03)		0.14	—	—	—
Investor Shares
2016*	$11.01	$0.06	(1)	$(0.39	)†	$(0.33)	$(0.13)	$—	$(0.13)
2015	11.86	0.12	(1)	(0.23	)†	(0.11)	(0.29)	(0.45)	(0.74)
2014	12.04	0.29	(1)	(0.23	)†	0.06	(0.14)	(0.10)	(0.24)
2013	9.87	0.14	(1)	2.14	†	2.28	(0.11)	—	(0.11)
2012	9.36	0.13	(1)	0.48	†	0.61	(0.10)	—	(0.10)
2011	10.51	0.10	(1)	(1.01	)†	(0.91)	(0.24)	—	(0.24)
Advisor Shares
2016*	$11.35	$0.05	(1)	$(0.41	)†	$(0.36)	$(0.10)	$—	$(0.10)
2015	11.93	0.05	(1)	(0.18)		(0.13)	—	(0.45)	(0.45)
2014	12.11	0.26	(1)	(0.22	)†	0.04	(0.12)	(0.10)	(0.22)
2013	9.93	0.17	(1)	2.09	†	2.26	(0.08)	—	(0.08)
2012	9.34	0.09	(1)	0.50	†	0.59	—	—	—
2011	10.47	0.10	(1)	(1.02	)†	(0.92)	(0.21)	—	(0.21)

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
International Alpha Fund
R6 Shares
2016*	$10.55	(2.92)%	$60,473	0.80%	1.08%	1.51%	20%
2015(b)	11.02	1.29	54,747	0.81	1.09	1.78	45
Investor Shares
2016*	$10.55	(2.99)%	$95,979	0.95%	1.23%	1.24%	20%
2015	11.01	(0.89)	104,237	0.95	1.19	1.02	45
2014	11.86	0.54	98,855	0.95	1.03	2.39	54
2013	12.04	23.27	97,227	0.95	1.10	1.28	47
2012	9.87	6.67	65,921	1.01	1.46	1.42	63
2011	9.36	(8.87)	44,038	1.15	1.49	0.97	96
Advisor Shares
2016*	$10.89	(3.17)%	$3,311	1.20%	1.48%	0.96%	20%
2015	11.35	(1.08)	3,921	1.17	1.38	0.46	45

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
2014	11.93	0.30	84,474	1.23	1.31	2.17	54
2013	12.11	22.91	101,113	1.23	1.33	1.50	47
2012	9.93	6.32	3,927	1.32	1.78	1.00	63
2011	9.34	(8.97)	4,411	1.40	1.72	0.91	96

*              For the six months ended April 30, 2016 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Rate.

†              Includes redemption fees. Amount was less than $0.01 per share.

(1)      Per share net investment income (loss) calculated using average shares.

(a)      Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)      Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)       Commenced operations on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(d)      Commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2016 (unaudited) and the Years or Period Ended October 31,

(unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Multi-Cap Value Fund
R6 Shares
2016*	$8.46	$0.10	(1)	$0.04		$0.14	$(0.11)	$—	$(0.11)
2015(b)	8.79	0.24	(1)	(0.38)		(0.14)	(0.19)	—	(0.19)
Investor Shares
2016*	$8.47	$0.09	(1)	$0.03	†	$0.12	$(0.10)	$—	$(0.10)
2015	9.46	0.22	(1)	(0.69	)†	(0.47)	(0.26)	(0.26)	(0.52)
2014	10.21	0.28	(1)	(0.17	)†	0.11	(0.36)	(0.50)	(0.86)
2013	8.59	0.24	(1)	1.75	†	1.99	(0.37)	—	(0.37)
2012	8.34	0.24	(1)	0.30	†	0.54	(0.29)	—	(0.29)
2011	8.95	0.28	(1)	(0.60)		(0.32)	(0.29)	—	(0.29)
Advisor Shares
2016*	$8.48	$0.08	(1)	$0.03	†	$0.11	$(0.09)	$—	$(0.09)
2015	9.46	0.20	(1)	(0.68	)†	(0.48)	(0.24)	(0.26)	(0.50)
2014	10.22	0.26	(1)	(0.20	)†	0.06	(0.32)	(0.50)	(0.82)
2013	8.58	0.22	(1)	1.75	††	1.97	(0.33)	—	(0.33)
2012	8.33	0.22	(1)	0.30	†	0.52	(0.27)	—	(0.27)
2011	8.94	0.24	(1)	(0.58	)†	(0.34)	(0.27)	—	(0.27)

*              For the six months ended April 30, 2016 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Rate.

†              Includes redemption fees. Amount was less than $0.01 per share.

††       Includes redemption fees of $0.01 per share.

(1)      Per share net investment income (loss) calculated using average shares.

(a)      Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)      Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
International Multi-Cap Value Fund
R6 Shares
2016*	$8.49	1.65%	$80,250	0.75%	1.11%	2.50%	51%
2015(b)	8.46	(1.62)	75,256	0.76	1.08	3.18	90
Investor Shares
2016*	$8.49	1.44%	$171,704	0.90%	1.25%	2.23%	51%
2015	8.47	(5.12)	218,467	0.91	1.22	2.45	90
2014	9.46	1.15	213,991	0.95	1.14	2.86	66
2013	10.21	23.84	105,501	0.95	1.43	2.58	79
2012	8.59	6.84	56,727	0.98	2.31	2.87	66
2011	8.34	(3.72)	12,245	1.15	3.60	3.14	91
Advisor Shares
2016*	$8.50	1.32%	$15,624	1.15%	1.51%	1.97%	51%
2015	8.48	(5.27)	19,330	1.17	1.48	2.21	90
2014	9.46	0.67	24,498	1.30	1.51	2.66	66
2013	10.22	23.58	38,501	1.30	1.78	2.32	79

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
2012	8.58	6.63	9,358	1.32	2.95	2.75	66
2011	8.33	(3.90)	6,767	1.40	3.89	2.73	91

Financial Highlights

For the Period Ended April 30 (unaudited) and the Years or Period Ended October 31

(unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Return of Capital	Total Distributions
Broad Tax-Aware Value Bond Fund
Investor Shares
2016*	$10.84	$0.15	(1)	$0.33	$0.48	$(0.15)	$—	$—	$(0.15)
2015	11.09	0.32	(1)	(0.10)	0.22	(0.32)	(0.15)	—	(0.47)
2014	10.20	0.36	(1)	1.01	1.37	(0.36)	(0.12)	—	(0.48)
2013†	10.03	0.10	(1)	0.17	0.27	(0.10)	—	—	(0.10)
2013††	10.93	0.37	(1)	(0.90)	(0.53)	(0.36)	(0.01)	—	(0.37)
2012(b)	10.00	0.31	(1)	0.92	1.23	(0.30)	— (2)	—	(0.30)
Advisor Shares
2016*	$10.84	$0.14	(1)	$0.32	$0.46	$(0.13)	$—	$—	$(0.13)
2015(c)	10.93	0.25	(1)	(0.10)	0.15	(0.24)	—	—	(0.24)
Emerging Markets Multi-Sector Bond Fund
R6 Shares
2016*	$9.03	$0.26	(1)	$0.29	$0.55	$(0.15)	$—	$—	$(0.15)
2015(c)	9.23	0.49	(1)	(0.57)	(0.08)	(0.09)	—	(0.03)	(0.12)
Investor Shares
2016*	$9.02	$0.25	(1)	$0.30	$0.55	$(0.15)	$—	$—	$(0.15)
2015	9.96	0.53	(1)	(1.17)	(0.64)	(0.22)	(0.06)	(0.02)	(0.30)
2014	10.14	0.67	(1)	(0.32)	0.35	(0.49)	(0.04)	—	(0.53)
2013(d)	10.00	0.21	(1)	0.11	0.32	(0.18)	—	—	(0.18)
Advisor Shares
2016*	$9.04	$0.24	(1)	$0.29	$0.53	$(0.14)	$—	$—	$(0.14)
2015	9.97	0.53	(1)	(1.19)	(0.66)	(0.18)	(0.06)	(0.03)	(0.27)
2014	10.14	0.67	(1)	(0.33)	0.34	(0.47)	(0.04)	—	(0.51)
2013(d)	10.00	0.20	(1)	0.11	0.31	(0.17)	—	—	(0.17)
Global Strategic Bond Fund
R6 Shares
2016*	$9.12	$0.05	(1)	$(0.09)	$(0.04)	$(0.12)	$—	$—	$(0.12)
2015(e)	9.43	0.08	(1)	(0.39)	(0.31)	—	—	—	—
Investor Shares
2016*	$9.10	$0.02	(1)	$(0.07)	$(0.05)	$(0.01)	$—	$—	$(0.01)
2015	10.16	0.07	(1)	(0.58)	(0.51)	(0.55)	—	—	(0.55)
2014(e)	10.00	0.02	(1)	0.15	0.17	(0.01)	—	—	(0.01)
Advisor Shares
2016*	$9.08	$0.03	(1)	$(0.09)	$(0.06)	$(0.02)	$—	$—	$(0.02)
2015	10.16	0.03	(1)	(0.57)	(0.54)	(0.54)	—	—	(0.54)
2014(f)	10.00	0.01	(1)	0.15	0.16	— (2)	—	—	— (2)

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Broad Tax-Aware Value Bond Fund
Investor Shares
2016*	$11.17	4.42%	$128,973	0.46%	0.68%	2.74%	24%
2015	10.84	2.00	105,036	0.46	0.70	2.93	36
2014	11.09	13.85	96,342	0.46	0.68	3.45	27
2013†	10.20	2.69	95,457	0.46	0.73	3.86	8
2013††	10.03	(5.05)	100,671	0.46	0.67	3.39	18
2012(b)	10.93	12.52	105,825	0.46	0.78	3.57	43
Advisor Shares
2016*	$11.17	4.31%	$2,508	0.71%	0.93%	2.49%	24%
2015(c)	10.84	1.42	1,039	0.71	1.01	2.77	36
Emerging Markets Multi-Sector Bond Fund
R6 Shares
2016*	$9.43	6.20%	$48,425	0.75%	1.57%	5.77%	56%
2015(c)	9.03	(0.87)	21,171	0.75	1.66	6.32	209
Investor Shares
2016*	$9.42	6.15%	$8,326	0.90%	1.77%	5.66%	56%
2015	9.02	(6.47)	5,980	0.90	1.68	5.66	209
2014	9.96	3.48	33,731	0.90	1.68	6.66	380
2013(d)	10.14	3.19	24,325	0.90	2.47	5.94	76
Advisor Shares

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
2016*	$9.43	5.94%	$1,500	1.15%	2.04%	5.42%	56%
2015	9.04	(6.59)	1,637	1.15	2.01	5.75	209
2014	9.97	3.32	2,061	1.15	1.86	6.58	380
2013(d)	10.14	3.11	1,924	1.15	2.71	5.84	76
Global Strategic Bond Fund
R6 Shares
2016*	$8.96	(0.44)%	$66,374	0.64%	1.02%	1.08%	77%
2015(e)	9.12	(3.29)	96,582	0.64	0.87	1.03	73
Investor Shares
2016*	$9.04	(0.54)%	$38	0.79%	1.05%	0.40%	77%
2015	9.10	(5.20)	13,362	0.79	1.21	0.78	73
2014(e)	10.16	1.68	28,444	0.79	1.94	0.49	20
Advisor Shares
2016*	$9.00	(0.67)%	$163	1.04%	1.41%	0.57%	77%
2015	9.08	(5.51)	471	1.04	1.40	0.35	73
2014(f)	10.16	1.64	1,483	1.04	2.19	0.19	20

*                 For the six months ended April 30, 2016 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

†                 August 1, 2013 to October 31, 2013 (See Note 1).

††          For the year ended July 31, 2013.

(1)         Per share net investment income (loss) calculated using average shares.

(2)         Amount was less than $0.01 per share.

(a)         Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)         Fund commenced investment activities on October 3, 2011.  Financial Highlights are for the period October 3, 2011 to July 31, 2012.  All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)          Commenced investment activities on December 30, 2014.  All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(d)         Fund commenced investment activities on June 25, 2013.  All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(e)          Commenced investment activities on December 19, 2014.  All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(f)           Fund commenced investment activities on June 23, 2014.  All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30 (unaudited) and the Years or Period Ended October 31

(unless otherwise indicated),

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Global Multi-Asset Income Fund
R6 Shares
2016*	$8.69	$0.15	(1)	$(0.12)	$0.03	$(0.27)	$—	$(0.27)
2015(b)	9.44	0.33	(1)	(0.75)	(0.42)	(0.33)	—	(0.33)
Investor Shares
2016*	$8.70	$0.14	(1)	$(0.13)	$0.01	$(0.26)	$—	$(0.26)
2015	9.78	0.37	(1)	(0.94)	(0.57)	(0.51)	—	(0.51)
2014(c)	10.00	0.14	(1)	(0.22)	(0.08)	(0.14)	—	(0.14)
Advisor Shares
2016*	$8.69	$0.13	(1)	$(0.12)	$0.01	$(0.25)	$—	$(0.25)
2015	9.78	0.35	(1)	(0.95)	(0.60)	(0.49)	—	(0.49)
2014(c)	10.00	0.13	(1)	(0.22)	(0.09)	(0.13)	—	(0.13)
Absolute Return EMD and Currency Fund
R6 Shares
2016*	$9.33	$0.11	(1)	$0.72	$0.83	$—	$—	$—
2015(b)	9.78	0.13	(1)	(0.58)	(0.45)	—	—	—
Investor Shares
2016*	$9.32	$0.10	(1)	$0.72	$0.82	$—	$—	$—
2015	10.19	0.17	(1)	(0.80)	(0.63)	(0.10)	(0.14)	(0.24)
2014	10.30	0.21	(1)	(0.13)	0.08	(0.05)	(0.14)	(0.19)
2013	10.03	0.07	(1)	0.32	0.39	(0.12)	—	(0.12)
2012(d)	10.00	0.10	(1)	(0.07)	0.03	—	—	—
Advisor Shares
2016*	$9.35	$0.09	(1)	$0.72	$0.81	$—	$—	$—
2015	10.15	0.14	(1)	(0.80)	(0.66)	—	(0.14)	(0.14)
2014	10.26	0.17	(1)	(0.10)	0.07	(0.04)	(0.14)	(0.18)
2013	10.01	0.04	(1)	0.32	0.36	(0.11)	—	(0.11)
2012(d)	10.00	0.08	(1)	(0.07)	0.01	—	—	—

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Global Multi-Asset Income Fund
R6 Shares
2016*	$8.45	0.42%	$20,037	0.70%	1.90%	3.54%	97%
2015(b)	8.69	(4.63)	20,341	0.70	1.91	4.31	130
Investor Shares
2016*	$8.45	0.23%	$3,916	0.85%	2.05%	3.39%	97%
2015	8.70	(6.00)	5,443	0.85	1.75	3.92	130
2014(c)	9.78	(0.83)	24,284	0.80	2.08	4.09	33
Advisor Shares
2016*	$8.45	0.23%	$2,564	1.10%	2.30%	3.14%	97%
2015	8.69	(6.32)	2,553	1.10	2.28	3.80	130
2014(c)	9.78	(0.92)	1,030	1.05	2.33	3.84	33
Absolute Return EMD and Currency Fund
R6 Shares
2016*	$10.16	8.90%	$1,389	1.00%	1.40%	2.40%	109%
2015(b)	9.33	(4.60)	1,092	1.00	1.22	1.63	207
Investor Shares
2016*	$10.14	8.80%	$76,242	1.15%	1.54%	2.13%	109%
2015	9.32	(6.34)	97,022	1.15	1.31	1.73	207
2014	10.19	0.83	257,568	1.15	1.18	2.09	149
2013	10.30	3.90	121,402	1.15	1.29	0.71	103
2012(d)	10.03	0.30	71,561	1.15	1.72	1.12	62
Advisor Shares
2016*	$10.16	8.66%	$4,422	1.40%	1.80%	1.91%	109%
2015	9.35	(6.59)	5,026	1.40	1.57	1.43	207
2014	10.15	0.68	10,001	1.40	1.41	1.65	149
2013	10.26	3.57	43,814	1.40	1.51	0.41	103
2012(d)	10.01	0.10	7,055	1.40	2.00	0.92	62

*                 For the six months ended April 30, 2016 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(1)         Per share net investment income (loss) calculated using average shares.

(a)         Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)         Commenced investment activities on December 30, 2014.  All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)          Fund commenced investment activities on June 23, 2014.  All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(d)         Fund commenced investment activities on December 15, 2011.  All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

Acquiring Funds

Audited Financial information for the Acquiring Funds is not available because the Acquiring Funds have not commenced operations as of the date of the prospectus/proxy statement. For this reason, no financial highlights of the Acquiring Funds are included herein. Each Target Fund is expected to be the accounting and performance survivor of its respective Reorganization, and each Acquiring Fund is expected to assume the financial history of its corresponding Target Fund.

Exhibit D — Comparison of Fundamental and Non-Fundamental Investment Restrictions

	ACQUIRING FUNDS	SCHRODER SERIES TRUST	SCHRODER CAPITAL FUNDS (DELAWARE)
FUNDAMENTAL POLICIES

SENIOR SECURITIES

Each Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

Each Fund may not issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time.(1)

Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money

Each Fund may issue senior securities to the extent consistent with applicable law from time to time.(2)

Note:  The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money.

Each Fund may not issue any class of securities that is senior to the Fund’s shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.(3),(4)

Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money. A class of securities may be senior to the Fund’s shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

(1)  This restriction is applicable to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund.

(2)  This restriction is applicable to Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund.

(3)  This restriction is applicable to Schroder International Alpha Fund.

(4)  This restriction is applicable to Schroder U.S. Opportunities Fund.

BORROWING	See above, “Senior Securities”.

Each Fund may not borrow money, except to the extent permitted by applicable law from time to time, and for purposes of each of the Funds except Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, and Schroder Absolute Return EMD and Currency Fund, purchase securities when outstanding borrowings of money exceed 5% of the Fund’s total assets.(1)

Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Funds may engage in reverse repurchase agreements without limit, subject to applicable law.

Each Fund may borrow money to the extent permitted by applicable law from time to time.(2)

Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. An open-end investment company may also borrow money from other lenders in accordance with applicable law and positions of the SEC and its staff. The Funds may engage in reverse repurchase agreements without limit, subject to applicable law.

Schroder International Alpha Fund may not borrow money, except to the extent permitted by applicable law.

Note:  The Investment Company Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

Schroder U.S. Opportunities Fund may not borrow money, except that the Fund may borrow from banks or by entering into reverse repurchase agreements, provided that such borrowings do not exceed 33 1/3% of the value of the Fund’s total assets (computed immediately after the borrowing).

(1)  This restriction is applicable to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund.

(2)  This restriction is applicable to Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund.

DIVERSIFICATION

Each Fund, except Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders, Emerging Markets Multi-Sector Bond Fund and Hartford Schroders Global Strategic Bond Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund and Global Strategic Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although each such Fund must meet the tax-related diversification requirements.

With respect to each of these Funds except Schroder Absolute Return EMD and Currency Fund, each Fund may not, as to 75% of its total assets, purchase any security (other than Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer.(1)

Note: Government securities are defined in the 1940 Act as any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

With respect to Schroder Global Strategic Bond Fund and Schroder Global Multi-Asset Income Fund, Schroder Global Multi-Asset Income Fund may not, as to 75% of its total assets, purchase any security (other than Government securities, as such term is defined in the 1940 Act, and securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer.

Schroder International Alpha Fund may not, as to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

Schroder International Alpha Fund may not, as to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

Schroder U.S. Opportunities Fund is a diversified fund.

(1)  This restriction is applicable to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund.

INDUSTRY CONCENTRATION

Each Fund will not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction.

The Funds also do not apply this restriction to municipal securities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies.

With respect to Schroder Absolute Return EMD and Currency Fund, the Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

Note: Government securities are defined in the 1940 Act as any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.

With respect to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, and Schroder Emerging Markets Multi-Sector Bond Fund, each Fund may not purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry; for clarity, investments in other investment companies will not be considered to be investments in securities of issuers in any one industry.

A Fund may not purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of a Fund’s total assets (taken at current value) would be invested in a single industry; for clarity, investments in other investment companies will not be considered to be investments in securities of issuers in any one industry.(1)

Schroder International Alpha Fund many not invest 25% or more of the value of its total assets in any one industry.

Schroder U.S. Opportunities Fund may not purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry.

(1)  This restriction is applicable to Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund.

LOANS	Each Fund will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

With respect to Schroder Broad Tax-Aware Value Bond Fund, the Fund may not make loans, including to affiliated investment companies, except to the extent permitted by applicable law from time to time.

With respect to each of the other Funds, each Fund may not make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities.(1)

Each Fund may make loans to the extent consistent with applicable law from time to time.(2)

Schroder International Alpha Fund may not make loans to other persons (provided that for purposes of this restriction, entering into repurchase agreements, lending portfolio securities, acquiring corporate debt securities and investing in U.S. Government obligations, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan).

Schroder U.S. Opportunities Fund may not lend money except in connection with the acquisition of that portion of publicly-distributed debt securities that the Fund’s investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities and enter into repurchase agreements.

UNDERWRITING

Each Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

Each Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.(3)

A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.(4)

Schroder International Alpha Fund may not underwrite securities issued by other persons (except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under U.S. securities laws).

Schroder U.S. Opportunities Fund may not underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio).

(1)  This restriction is applicable to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund.

(2)  This restriction is applicable to Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund.

(3)  This restriction is applicable to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund.

(4)  This restriction is applicable to Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund.

REAL ESTATE

Each Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction.

Each Fund may not purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities that are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).(1)

A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.(2)

Schroder International Alpha Fund may not purchase or sell real estate (provided that the Fund may invest in securities issued by companies that invest in real estate or interests therein).

Schroder U.S. Opportunities Fund may not invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

PUTS AND CALLS	No stated policy.	No stated policy.	Schroder U.S. Opportunities Fund may not purchase or write puts or calls except as permitted by any of its other fundamental policies.

(1)  This restriction is applicable to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund.

(2)  This restriction is applicable to Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund.

COMMODITIES

Each Fund will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI.

With respect to Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund, each Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities.

With respect to Schroder Broad Tax-Aware Value Bond Fund, the Fund may not purchase or sell commodities or commodity contracts, except to the extent permitted by applicable law from time to time.

With respect to each of the other Funds, purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this SAI from time to time.(1)

Note: For purposes of restriction 7, all swap agreements and other instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

Each Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.(2)

Schroder International Alpha Fund may not invest in commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

Note: For purposes of this restriction, all swap agreements and other instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

Schroder U.S. Opportunities Fund may not invest in commodities or commodity contracts (other than covered call options, put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract).

Note: For purposes of this restriction, all swap agreements and other instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

(1)  This restriction is applicable to Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund.

(2)  This restriction is applicable to Schroder Global Multi-Asset Income Fund and Schroder Global Strategic Bond Fund.

NON-FUNDAMENTAL POLICIES

PLEDGING OF ASSETS

Each Fund will not pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

Each of Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Total Return Fixed Income Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund.

Each of Schroder International Alpha Fund and Schroder U.S. Opportunities Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund.

PURCHASING (ON MARGIN)	Each Fund will not purchase securities on margin except to the extent permitted by applicable law.	No stated policy.	No stated policy.
LIMIT ON OUTSTANDING BORROWINGS

Each Fund will not purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, borrowing securities in connection with short sales (where permitted in a Fund’s prospectus and SAI), and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

With respect to each of the Funds except Schroder Global Multi-Asset Income Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, and Schroder Absolute Return EMD and Currency Fund, as a matter of non-fundamental policy, each of these Funds may not purchase securities when outstanding borrowings exceed 5% of the Fund’s total assets.

With respect to Schroder Global Multi-Asset Income Fund, Schroder Emerging Markets Multi-Sector Bond Fund, Schroder Global Strategic Bond Fund, and Schroder Absolute Return EMD and Currency Fund, the Funds will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of their total assets.

It is contrary to the current policy of each of Schroder International Alpha Fund and Schroder U.S. Opportunities Fund to purchase securities when outstanding borrowings of money exceed 5% of the Fund’s total assets.

SHORT SALES	Each Fund will not make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.

Each of Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, and Schroder Broad Tax-Aware Value Bond Fund may, as a matter of non-fundamental policy, engage in short sales of securities as described in this SAI from time to time, although each Fund does not normally invest substantially in short sales.

No stated policy.

ILLIQUID SECURITIES	Each Fund will not invest more than 15% of the Fund’s net assets in illiquid securities.

It is contrary to the current policy of each of Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Total Return Fixed Income Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities that are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

Note: If the percentage of the assets of one of the Funds invested in illiquid securities exceeds 15% of its net assets as set forth above in this non-fundamental policy, the applicable Fund will take steps to reduce the amount of illiquid securities to meet this non-fundamental policy within a time frame Schroders considers to be in the best interests of the applicable Fund.(1),(2)

It is contrary to the current policy of each of Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Total Return Fixed Income Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities that are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

It is contrary to the current policy of Schroder U.S. Opportunities Fund to invest more than 15% of its assets in securities determined by Schroders to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the 1933 Act. Such securities may be determined by Schroders to be liquid for purposes of compliance with the limitation on the Fund’s investment in illiquid securities.

It is contrary to the current policy of Schroder International Alpha Fund to invest in restricted securities. This policy does not include restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act, that are determined to be liquid by Schroders pursuant to guidelines adopted by the Board of Trustees of the Trust. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, these securities may be illiquid.

It is contrary to the current policy of Schroder International Alpha Fund to invest more than 15% of its net assets in securities that are not readily marketable, including securities restricted as to resale determined by the Fund’s investment adviser to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the 1933 Act. Such securities may be determined by the Fund’s investment adviser to be liquid for purposes of compliance with the limitation on the Fund’s investment in illiquid securities.

INVESTING IN OTHER COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL	No stated policy.

As a non-fundamental policy, each of Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, and Schroder Total Return Fixed Income Fund will not invest in other companies for the purpose of exercising control of those companies.

It is contrary to the current policy of each of Schroder International Alpha Fund and Schroder U.S. Opportunities Fund to invest in other companies for the purpose of exercising control of those companies.

NON-FUNDAMENTAL TAX RESTRICTIONS

Each Fund must maintain its assets so that, at the close of each quarter of its taxable year, at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

		No stated policy.	No stated policy.

Exhibit E — Principal Risks of the Funds

Principal Risks of the Acquiring Funds

Active Trading Risk — Active trading could increase the Fund’s transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may also adversely affect Fund performance.

Convertible Securities Risk — The market value of a convertible security typically performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). A Fund may invest in contingent convertible securities (“CoCos”). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Investments in CoCos may be considered speculative.

Counterparty Risk — The risk that the counterparty to an over-the-counter derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. The protections available to a Fund in exchange traded derivatives may not be available for over-the-counter transactions.

Credit Risk — Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which the Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.

Depositary Receipts Risk — A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa.

Derivatives Risk — A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a

Fund’s performance could be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:

•                  Counterparty/Credit Risk - The risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.

•                  Currency Risk- The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•                  Leverage Risk- The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•                  Liquidity Risk - The risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.

•                  Index Risk - If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.

•                  Regulatory Risk- Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

•                  Tax Risk- The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

•                  Short Position Risk- A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.

Certain Funds may invest a significant portion of their assets in derivative instruments. If a Fund does, the Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

In December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives and related instruments. If adopted as proposed, these regulations could potentially limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect the Funds’ performance and ability to pursue their investment objectives.

Futures and Options Risks — An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or in the over-the-counter market. When futures or options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the future or option will be unable or unwilling to perform its obligations under the contract. Such futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract.

Swaps Risk — Swap agreements are two-party contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. A Fund’s transactions in swaps—which may involve a variety of reference assets—may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because they are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Certain swaps are centrally-cleared and will eventually be exchange-traded. Central clearing is expected to decrease credit risk and exchange-trading is expected to improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider exchange-traded swaps to be liquid.

In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

•                  Credit Default Swaps Risk - A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

•                  Interest Rate Swaps Risk - In an interest rate swap, the Fund and another party exchange their rights to receive interest payments based on a reference interest rate. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

•                  Total Return Swaps Risk - In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

•                  Volatility Swaps Risk - The Fund may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the sub-adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the sub-adviser is incorrect in its forecast, the Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.

Leverage Risk — Certain transactions, including derivatives, to-be-announced investments and other when-issued, delayed delivery or forward commitment transactions, involve a form of leverage. Transactions involving leverage provide investment exposure in an amount exceeding the initial investment. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Certain derivatives have the potential to cause unlimited losses for a Fund, regardless of the size of the initial investment. Leverage may also cause a Fund’s NAV to be more volatile than if the Fund had not been leveraged, as relatively small market movements may result in large changes in the value of a leveraged investment. To reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:

•                  changes in currency exchange rates

•                  changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations

•                  increased volatility

•                  substantially less volume on foreign stock markets and other securities markets

•                  higher commissions and dealer mark-ups

•                  inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement

•                  less uniform accounting, auditing and financial reporting standards

•                  less publicly available information about a foreign issuer or borrower

•                  less government regulation

•                  unfavorable foreign tax laws

•                  political, social, economic or diplomatic developments in a foreign country or region

•                  differences in individual foreign economies

•                  geopolitical events may disrupt securities markets and adversely affect global economies and markets

•                  Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.

Emerging Markets Risk — The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are those markets included in emerging market or equivalent classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or markets a Fund’s benchmark index provider designates as emerging. Emerging market countries include countries that the Fund’s adviser considers to be emerging market countries based on its evaluation of their level of economic development or their size and experience of their securities markets. Countries considered by the Fund’s adviser not to be emerging market countries include: the United States, Canada, the United Kingdom, Denmark, Sweden, Norway, Switzerland, Japan, Australia, New Zealand, and all countries within the Euro zone. The Fund will consider an issuer to be located in an emerging market country if it is organized under the laws of an emerging market country, if it is domiciled in an emerging market country, if its securities are principally traded in an emerging market country, or if the adviser determines that the issuer has more than 50% of its assets in or derives more than 50% of its revenues from one or more emerging market countries. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.

Equity Risk — Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Equity Linked Notes (ELN) Risk — Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.

High Yield Investments Risk — Although high yield investments (also known as “junk bonds”) generally pay higher rates of interest than investment grade bonds, junk bonds are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:

•                  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•                  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

•                  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•                  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

•                  A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

•                  The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Interest Rate Risk — The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. Falling interest rates may also lead to a decline in a Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that a Fund’s investment in fixed income securities will go down in value. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.

Risks associated with rising interest rates are currently heightened because interest rates are at, or near, historic lows and have been for several years due to the policies of the U.S. Federal Reserve Bank (“the Fed”) and other central banks. There is an increasing risk that the Fed and other central banks will raise the federal funds rate and equivalent rates as economic conditions appear to improve. Any such increases will likely cause market interest rates to rise, which will cause the value of a Fund’s fixed income holdings, particularly those with longer maturities, to fall. Any such rate increases may also increase volatility and reduce liquidity in the fixed income markets, which would make it more difficult to sell a Fund’s fixed income investments. Changes in central bank interest rate policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and a Fund’s transaction costs.

Investment Strategy Risk — The risk that, if the portfolio managers’ investment decisions and strategy does not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the portfolio managers’ judgment about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by a Fund will allow the Fund to achieve its investment objective.

Large Shareholder Transaction Risk — A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — Liquidity risk exists when the markets for particular investments or types of investments are or become relatively illiquid so that it is difficult or impossible for a Fund to sell the investment at the price at which the Fund has valued it. Illiquidity may result from political, economic or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. If a Fund and its affiliates hold a significant portion of a single issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.

Market quotations for illiquid or less liquid securities may be volatile and/or subject to large spreads between bid and ask prices. Reduced liquidity may have a negative impact on market price and a Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, it may be difficult for a Fund to value these investments and it may be necessary to fair value the investments. There can be no assurance that a security’s fair value accurately reflects the price at which a Fund could sell that security at that time, which could affect the proceeds of any redemption or the number of Fund shares you receive upon purchase.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds are at or near historic lows in relation to market size. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be worse during periods of economic uncertainty.

Loans and Loan Participations Risk — A Fund may invest in loans and loan participations originated or issued by both banks and corporations. Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although the loans a Fund holds may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect a Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation.

Many loans are subject to extended settlement periods and it may take greater than seven days for a loan purchase or sale transaction to settle. Loans may also be subject to restrictions on resale and may be difficult to value. Long settlement periods, any restrictions on a Fund’s ability to resell a loan investment and any difficulties in valuing a loan investment will have an adverse impact on a Fund’s ability to sell particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. These effects may make it more difficult for the Fund to pay investors when they redeem their Fund shares. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in such a loan, a Fund may become a member of the syndicate.

The loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, a Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Fund may be subject to greater delays, expenses and risks than would have been involved if the Fund had purchased a direct obligation of the borrower.

In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

Because the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality, a Fund is dependent on the analytical abilities of the sub-adviser with respect to its investments in loans.

Compared to securities and to certain other types of financial assets, purchases and sales of Senior Loans take relatively longer to settle, partly due to the fact that Senior Loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund’s settlement of a purchase or sale of a Senior Loan in circumstances where the dealer’s corresponding transaction with another party is delayed. Dealers will also sometimes sell Senior Loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.

This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, Senior Loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a Senior Loan; (iv) inhibit a Fund’s ability to re-sell a Senior Loan that it has agreed to purchase if conditions change (leaving a Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.

Loan interests may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Fund may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.

Market Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. Although a Fund generally seeks to reduce the risks related to the equity and fixed income markets, there is no guarantee that the Fund’s strategy will be successful and the Fund is still exposed to overall market risk.

Mid Cap and Small Cap Securities Risk — The securities of small capitalization and mid capitalization companies involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. It is often more difficult to obtain information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. As a result, the performance of such stocks can be more volatile, especially in the short term, and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Mortgage- and Asset-Backed Securities Risk — Mortgage-related and other asset-backed securities are subject to certain risks, including credit risk and interest rate risk. These investments expose a Fund to “extension risk,” which is the risk that borrowers will repay a loan more slowly in periods of rising interest rates which could increase the interest rate sensitivity of certain investments — such as mortgage- and asset-backed securities — and cause the value of these investments to fall. As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities and other asset-backed securities, it may exhibit additional volatility. In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities are also subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Collateralized debt obligations (“CDOs”), which are a type of asset-backed security, are subject to heightened risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; a Fund may invest in collateralized debt obligations that are subordinate to other classes and, therefore, will not have primary rights to any payments in bankruptcy; values may be volatile; and disputes with the issuer may produce unexpected investment results. A Fund’s investments in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO investments can decline considerably. These types of instruments are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. CDOs may lack of a readily available secondary market and be difficult to sell at the price at which a Fund values them.

A Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Municipal Securities Risk — Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility that future legislative changes could affect the market for and value of municipal securities. Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

In addition to these risks, investment in municipal securities is also subject to:

•                  General Obligation Bonds Risks - The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•                  Revenue Bonds Risks - Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•                  Private Activity Bonds Risks - Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

•                  Moral Obligation Bonds Risks - Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•                  Municipal Notes Risks - Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

•                  Municipal Lease Obligations Risks - In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments), it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

•                  Tax-Exempt Status Risk - Municipal securities are subject to the risk that the Internal Revenue Service may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.

Non-Diversification Risk — Certain Funds are non-diversified, which means they are permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss. A Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

Quantitative Investing Risk — The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s or other investment’s value can change over time and these changes may not be reflected in the quantitative model. There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.

Real Estate Related Securities Risks — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. The real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks facing real estate related securities, investments in real estate investment trusts (“REITs”), which pool investor money to invest in real estate and real estate related holdings, involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. Many issuers of real estate related securities are highly leveraged, which increases the risk to holders of such securities. REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code or failure to maintain exemption from registration under the Investment Company Act of 1940, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property, which may make REITs more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of those expenses. REITs and other real estate related securities tend to be small- to mid-cap stocks that are subject to risks of investing in small- to mid-cap stocks.

Small Cap Securities Risk — Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

•                  less certain growth prospects;

•                  lower degree of liquidity in the markets for such stocks;

•                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time;

•                  limited product lines, markets or financial resources;

•                  dependence on a few key management personnel;

•                  increased sensitivity to changes in interest rates, borrowing costs and earnings;

•                  difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies;

•                  greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and

•                  greater difficulty borrowing money to continue or expand operations.

When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.

Sovereign Debt Risk — In addition to the risks associated with investment in debt securities and foreign securities generally, sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt or otherwise meet its obligations. This may be due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. In addition, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

State-Specific Risk — Certain Funds may invest more than 25% of their total assets in municipal securities of issuers in one or more states. A Fund may be subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing significantly in one or more states means that a Fund is more susceptible to any single economic, market, political, regulatory or other occurrence that affects issuers in those states. This is because, for example, issuers in a particular state may react similarly to specific economic, market, regulatory, political or other developments. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

To Be Announced (TBA) Transactions Risk — TBA investments include when-issued and delayed delivery securities and forward commitments. TBA transactions involve the risk that the security a Fund buys will lose value prior to its delivery. A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.

U.S. Government Securities Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.

The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Value Investing Style Risk — Using a value investing style to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers. Value investing seeks to identify companies that are priced below their intrinsic or prospective worth. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. A value stock may decrease in price or may not increase in price as anticipated by the sub-adviser if it continues to be undervalued by the market or the factors that the sub-adviser believes will cause the stock price to increase do not occur. Also, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, a Fund may underperform other equity funds that use different investing styles.

Volatility Risk — Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

Principal Risks of the Target Funds

Convertible Securities Risk — Debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities.

Counterparty Risk — A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk — The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security’s value.

Debt Securities Risk — Investing in debt securities may expose the Fund to “Credit Risk,” “Interest Rate Risk,” “Valuation Risk,” and “Inflation/Deflation Risk,” among other risks.

Derivatives Risk — Investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index.

Equity Securities Risk — Equity securities may be highly volatile and may react more strongly to changes in overall market conditions, or to a particular issuer’s financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders.

Geographic Focus Risk — To the extent that a Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly. Because Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund invest principally in equity securities of U.S. companies, their performance may at times be worse than the performance of other mutual funds that invest more broadly.

Inflation/Deflation Risk — The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

Interest Rate Risk — Fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates.

Investments in Pooled Vehicles Risk — Investing in another investment company subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses. Investing in another investment company also involves liquidity risk and valuation risk.

IPO Risk — Securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired.

Issuer Focus Risk — Focusing on a relatively small number of issuers increases risk and volatility.

Liquidity Risk — At times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, as well as investments in small cap securities, tend to have greater exposure to liquidity risk.

Loan Risk — Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid.

Management Risk — Because the Funds are actively managed, each Fund’s investment return depends on the ability of its adviser or sub-adviser to manage its portfolio successfully. A Fund’s adviser or sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There is a risk that each Fund’s adviser or sub-adviser may be incorrect in its analysis of economic trends, countries, industries, companies, or other matters.

MLP Risk — Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid. The manner and extent of the Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Mortgage Backed and Asset Backed Securities Risk — Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Over-the-Counter Risk — Securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility than exchange-traded securities, and the prices paid by the Fund for such securities may include an undisclosed dealer markup.

Portfolio Turnover Risk — If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Rating Agencies Risk — Ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question.

REIT Risk — REITs involve risks similar to those associated with direct ownership of real estate and may be subject to the risks affecting equity securities generally. Some REITs have limited diversification. The Fund bears its proportionate share of a REIT’s expenses.

Valuation Risk — Certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction.

Warrants Risk — Warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants.

Exhibit F — Form of Agreement and Plan of Reorganization

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of                    , 2016, by and between The Hartford Mutual Funds II, Inc., a Maryland Corporation (“Hartford Mutual Funds”), on behalf of its series listed on Exhibit A attached hereto (each series an “Acquiring Fund” and, together, the “Acquiring Funds”), and each of Schroder Capital Funds (Delaware), a Delaware statutory trust (“Schroder Capital Funds”), and Schroder Series Trust, a Massachusetts business trust (“Schroder Series Trust”), on behalf of their respective series listed on Exhibit A attached hereto (each series an “Acquired Fund” and, together, the “Acquired Funds”). Schroder Investment Management North America Inc., a Delaware corporation (“Schroder”), joins this Agreement solely for purposes of paragraphs 2.4, 4.4, 8.2, and 8.3, and Hartford Funds Management Company, LLC, a limited liability company organized under the laws of the State of Delaware (“HFMC”), joins this Agreement solely for purposes of paragraphs 2.4, 4.5, 8.2, and 8.3.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Each reorganization will consist of the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for Class A shares (“Class A Acquisition Shares”), Class I shares (“Class I Acquisition Shares”), and Class SDR shares (“Class SDR Acquisition Shares”) of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares”), the assumption by an Acquiring Fund of all of the liabilities of the corresponding Acquired Fund, and the distribution of the Class A Acquisition Shares pro rata to the Advisor Class shareholders of the Acquired Fund, the Class I Acquisition Shares pro rata to the Investor Class shareholders of the Acquired Fund, and the Class SDR Acquisition Shares pro rata to the Class R6 shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction a “Reorganization” and, together, the “Reorganizations”).

This Agreement provides for multiple Reorganizations and each Reorganization between an Acquired Fund and its corresponding Acquiring Fund shall be treated as if it had been the subject of a separate agreement. Each Acquired Fund and Schroder Capital Funds or Schroder Series Trust, as the case may be, acting for itself and on behalf of each Acquired Fund, and each corresponding Acquiring Fund and Hartford Mutual Funds acting for itself and on behalf of each corresponding Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATIONS AND FUND TRANSACTIONS

1.1.                            The Reorganizations. Subject to any required approval of the Acquired Funds’ shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), each of Schroder Capital Funds and Schroder Series Trust, as the case may be, shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of each Acquired Fund, to Hartford Mutual Funds on behalf of the corresponding Acquiring Fund. In consideration of the foregoing, at the Effective Time, Hartford Mutual Funds shall, on behalf of each Acquiring Fund, (i) deliver to Schroder Capital Funds and Schroder Series Trust, as applicable (or, at the Acquired Fund’s option, to the Acquired Fund Shareholders, as defined below), full and fractional Class A Acquisition Shares, Class I Acquisition Shares, and Class SDR Acquisition Shares (including fractional shares, if any) as contemplated by paragraph 2.3 and (ii) assume all of the liabilities of the corresponding Acquired Fund (whether or not known) on behalf of the corresponding Acquiring Fund.

1.2.                            Assets of the Acquired Funds. The assets of an Acquired Fund to be acquired by its corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Acquired Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3.                            [Reserved]

1.4.                            Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), each of Schroder Capital Funds and Schroder Series Trust, as applicable, on behalf of an Acquired Fund, will distribute the Class A, Class I, and Class SDR Acquiring Fund Acquisition Shares (or, at the Acquired Fund’s option, cause Hartford Mutual Funds to distribute) pro rata to the record holders of the Advisor Class shares, the Investor Class shares, and the Class R6 shares, of such Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of an

Acquired Fund on the books of such Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders (or, in any case where the Acquiring Fund Shares are to be distributed to the Acquired Fund Shareholders by Hartford Mutual Funds, by crediting those Shares to open accounts on the share records of the Acquiring Fund in the names of  Acquired Fund Shareholders). The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the applicable Acquired Fund (the “Acquired Fund Shares”) owned by such Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of an Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. An Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.                            Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ transfer agent.

1.6.                            Filing Responsibilities of Acquiring and Acquired Funds. Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns due, giving effect to extensions, relating to tax periods ending on or prior to the Closing Date (as defined in paragraph 3.1), or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.  Notwithstanding the preceding sentence, with respect to any Tax Return due, giving effect to extensions, after the Closing Date, the Acquiring Fund shall, on behalf of the Acquired Fund, cause such Tax Return to be timely filed and shall cause to be paid any taxes shown as due thereon. The parties shall reasonably cooperate with each other in connection with the preparation and filing of tax returns with respect to the Acquired Fund that are due after the Closing Date. For purposes of this Agreement: (i) “Tax Return” means any return, declaration, report, claim for refund, information return or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof; (ii) “Tax” or “Taxes” means any taxes, assessments, levies, duties, fees and other governmental or similar charges, including income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other charge of any kind whatsoever, including any liability arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, pursuant to contract or otherwise, in each case together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing; and (iii) “Taxing Authority” means, with respect to any Tax, the nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization, including the Financial Industry Regulatory Authority and the New York Stock Exchange (“Governmental Authority”) that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.

ARTICLE II

VALUATION

2.1.                            Net Asset Value of the Acquired Funds. The net asset value of Acquired Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquired Fund; provided, however, that in the event of any inconsistency with the valuation procedures of the Acquiring Fund, the parties hereto shall confer and mutually agree on the valuation.

2.2.                            Net Asset Value of the Acquiring Funds. With respect to each Reorganization, the net asset value of each class of Acquiring Fund Shares shall be the same as the net asset value of the corresponding class of Acquired Fund Shares as computed in paragraph 2.1.

2.3.                            Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Acquisition Shares of any class to be issued (including fractional shares to the third decimal place, if any) in connection with each Reorganization shall be equal to the number of full and fractional Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders at the Effective Time.

2.4.                            Joint Direction of Calculation. All computations of value with respect to both an Acquired Fund and an Acquiring Fund shall be made by State Street Bank and Trust Company (“State Street”), in its capacity as accounting agent for the Acquiring Funds. Such computations shall be evaluated by HFMC, in its capacity as adviser for the Acquiring Funds, in consultation with Schroder, the adviser to the Acquired Funds. Such computations shall be subject to confirmation by the Acquired Funds’ and Acquiring Funds’ respective transfer agents and independent registered public accounting firms.

2.5.                            Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III

CLOSING

3.1.                            Closing. The Reorganizations, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of HFMC on or about October 21, 2016, or at such other place and/or on such other date as to which the parties may agree, provided that Schroder, on behalf of an Acquired Fund, may unilaterally delay the closing upon prior written notice to Hartford Mutual Funds to allow enough time for sufficient votes of an Acquired Fund’s shareholders to be obtained (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.                            Transfer and Delivery of Assets. Each of Schroder Capital Funds and Schroder Series Trust shall deliver, at the Closing, with respect to each Reorganization, a certificate executed by an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by J.P. Morgan Chase Bank (“J.P. Morgan”), as custodian for the Acquired Fund, to those persons at State Street who have primary responsibility for the safekeeping of the assets of the corresponding Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days prior to the Effective Time, and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. J.P. Morgan shall deliver to those persons at State Street who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of J.P. Morgan and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), in which the Acquired Fund’s Assets are deposited, such Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal Funds at the Effective Time.

3.3.                            Share Records. With respect to each Reorganization, Schroder Capital Funds and Schroder Series Trust, as the case may be, shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The corresponding Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund (or, at the Acquired Fund’s option, to the Acquired Fund’s Shareholders) at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts (or those of the Acquired Fund Shareholders) on the books of the corresponding Acquiring Fund.

3.4.                            Postponement of Effective Time. In the event that at the Effective Time the NYSE or another primary trading market for portfolio securities of the Acquiring Funds or the Acquired Funds (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of Hartford Mutual Funds or the Boards of Trustees of Schroder Capital Funds and/or Schroder Series Trust, accurate appraisal of the value of the net assets of the Acquiring Funds or the Acquired Funds, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.                            Representations and Warranties of Schroder Capital Funds. Except as has been fully disclosed to the Acquiring Funds in a written instrument executed by an officer of Schroder Capital Funds, Schroder Capital Funds, on behalf of its respective Acquired Funds listed on Exhibit A (each a “Schroder Capital Acquired Fund” and, together, the “Schroder Capital Acquired Funds”), represents and warrants to Hartford Mutual Funds, on behalf of the Acquiring Funds, as follows:

(a)                                       Each Schroder Capital Acquired Fund is a duly established series of Schroder Capital Funds, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under its Trust Instrument and By-Laws, each as may be amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)                                       Schroder Capital Funds is an open-end management investment company under the 1940 Act, and its current registration statement under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”) is in full force and effect.

(c)                                        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Schroder Capital Funds on behalf of any Schroder Capital Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)                                       The current prospectus and statement of additional information of each Schroder Capital Acquired Fund (collectively, as amended or supplemented from time to time, the “Schroder Capital Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)                                        At the Effective Time, Schroder Capital Funds, on behalf of each Schroder Capital Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Hartford Mutual Funds, on behalf of each corresponding Acquiring Fund, will acquire good and marketable title thereto.

(f)                                         Schroder Capital Funds is not engaged currently, and the execution, delivery and performance of this Agreement will not result in a material violation of its Trust Instrument or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Schroder Capital Funds, on behalf of a Schroder Capital Acquired Fund, is a party or by which it is bound.

(g)                                        The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Schroder Capital Funds, on behalf of a Schroder Capital Acquired Fund, is a party or by which it is bound.

(h)                                       Except as set forth on Schedule 4.1(h), all material contracts or other commitments of each Schroder Capital Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Schroder Capital Acquired Fund on or prior to the Effective Time.

(i)                                           Except as set forth on Schedule 4.1(i), no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Schroder Capital Funds’ knowledge, threatened against a Schroder Capital Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Schroder Capital Funds on behalf of the Schroder Capital Acquired Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(j)                                          Each Acquiring Fund has been furnished with the corresponding Schroder Capital Acquired Fund’s annual report to shareholders for the fiscal year ended October 31, 2015 and its semi-annual report to shareholders for the fiscal period ended April 30, 2016;

(k)                                       Each Acquiring Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the corresponding Schroder Capital Acquired Fund as of April 30, 2016.

(l)                                           The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Schroder Capital Acquired Funds at October 31, 2015 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of each Schroder Capital Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of any Schroder Capital Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(m)                                   The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Schroder Capital Acquired Funds at April 30, 2016 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of each Schroder Capital Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of any Schroder Capital Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(n)                                       Since April 30, 2016, there has not been any material adverse change in any Schroder Capital Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by a Schroder Capital Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (n), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by a Schroder Capital Acquired Fund, the discharge of such Schroder Capital Acquired Fund’s liabilities, or the redemption of the Schroder Capital Acquired Fund’s shares by shareholders of a Schroder Capital Acquired Fund shall not constitute a material adverse change.

(o)                                       For each taxable year of each Schroder Capital Acquired Fund (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), such Schroder Capital Acquired Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a regulated investment company (“RIC”), has been (or is expected to be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has (or will have) distributed substantially all of its investment company taxable income and net capital gain (in each case, as defined in the Code).

(p)                                       To the best of the knowledge of each Schroder Capital Acquired Fund, as applicable, all federal, state, local, foreign and other Tax Returns, dividend reporting forms, and other Tax-related reports of each Schroder Capital Acquired Fund required by law to have been filed by the Closing Date, giving effect to extensions have been filed and are or will be correct in all material respects, and all federal, state, local, foreign and other Taxes (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof.

(q)                                       To the best of the knowledge of each Schroder Capital Acquired Fund, as applicable, there are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority in writing with respect to such Schroder Capital Acquired Fund, and no waivers or extensions of any statute of limitations have been granted or requested with respect to any Schroder Capital Acquired Fund.

(r)                                          To the best of the knowledge of each Schroder Capital Acquired Fund, as applicable, no Taxing Authority with which any Schroder Capital Acquired Fund does not file Tax Returns has claimed that such Schroder Capital Acquired Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which any Schroder Capital Acquired Fund does not file a particular Tax Return has claimed that such Schroder Capital Acquired Fund is or may be required to file such Tax Return.  No issue has been raised by any Tax Authority in any prior examination of any Schroder Capital Acquired Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. Schedule 4.1(r) lists (a) all jurisdictions in which each Schroder Capital Acquired Fund pays Taxes and/or has a duty to file Tax Returns and (b) all federal, state and franchise Tax Returns filed, by or on behalf of each Schroder Capital Acquired Fund.  Each Schroder Capital Acquired Fund does not have, nor has any Schroder Capital Acquired Fund ever had, a permanent establishment in any country other than the United States.

(s)                                         All issued and outstanding shares of the Schroder Capital Acquired Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Schroder Capital Funds and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements and state securities laws. No Schroder Capital Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of such Schroder Capital Acquired Fund, nor is there outstanding any security convertible into any of the Schroder Capital Acquired Fund’s shares.

(t)                                          The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of Schroder Capital Funds, on behalf of the Schroder Capital Acquired Funds, and, subject to the approval of the shareholders of the Schroder Capital Acquired Funds, this Agreement will constitute a valid and binding obligation of Schroder Capital Funds on behalf of each Schroder Capital Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(u)                                       The information to be furnished by the Schroder Capital Acquired Funds for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(v)                                       Any information provided by Schroder Capital Funds in respect of any Schroder Capital Acquired Fund in writing for use in the N-14 (as defined in paragraph 5.6) will, at the effective date of the N-14, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

(w)                                     For each year of each Schroder Capital Acquired Fund’s operation since its inception and following an initial two-year term, each Schroder Capital Acquired Fund’s investment advisory agreement with Schroder, any investment adviser and/or sub-adviser has been properly approved by the Board of Trustees of Schroder Capital Funds pursuant to Section 15 of the 1940 Act.

(x)                                       Each Schroder Capital Acquired Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Schroder Capital Acquired Funds, as in effect from time to time, except as previously disclosed in writing to Hartford Mutual Funds and attached hereto.

4.2.                            Representations and Warranties of Schroder Series Trust. Except as has been fully disclosed to the Acquiring Funds in a written instrument executed by an officer of Schroder Series Trust, Schroder Series Trust, on behalf of its respective Acquired Funds listed on Exhibit A (each a “Schroder Series Acquired Fund” and, together, the “Schroder Series Acquired Funds”), represents and warrants to Hartford Mutual Funds, on behalf of the Acquiring Funds, as follows:

(a)                                       Each Schroder Series Acquired Fund is a duly established series of Schroder Series Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust and By-Laws, each as may be amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)                                       Schroder Series Trust is an open-end management investment company under the 1940 Act, and its current registration statement under the 1940 Act and the 1933 Act is in full force and effect.

(c)                                        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Schroder Series Trust on behalf of any Schroder Series Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and such as may be required under state securities laws.

(d)                                       The current prospectus and statement of additional information of each Schroder Series Acquired Fund (collectively, as amended or supplemented from time to time, the “Schroder Series Acquired Fund Prospectus” and, collectively with the Schroder Capital Acquired Fund Prospectus, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)                                        At the Effective Time, Schroder Series Trust, on behalf of each Schroder Series Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Hartford Mutual Funds, on behalf of each corresponding Acquiring Fund, will acquire good and marketable title thereto.

(f)                                         Schroder Series Trust is not engaged currently, and the execution, delivery and performance of this Agreement will not result a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Schroder Series Trust, on behalf of a Schroder Series Acquired Fund, is a party or by which it is bound.

(g)                                        The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Schroder Series Trust, on behalf of a Schroder Series Acquired Fund, is a party or by which it is bound.

(h)                                       Except as set forth on Schedule 4.2(h), all material contracts or other commitments of each Schroder Series Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Schroder Series Acquired Fund on or prior to the Effective Time.

(i)                                           Except as set forth on Schedule 4.2(i), no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Schroder Series Trust’s knowledge, threatened against a Schroder Series Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Schroder Series Trust on behalf of the Schroder Series Acquired Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(j)                                          Each Acquiring Fund has been furnished with the corresponding Schroder Series Acquired Fund’s annual report to shareholders for the fiscal year ended October 31, 2015 and its semi-annual report to shareholders for the fiscal period ended April 30, 2016;

(k)                                       Each Acquiring Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Schroder Series Acquired Fund as of April 30, 2016.

(l)                                           The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Schroder Series Acquired Funds at October 31, 2015 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of each Schroder Series Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of any Schroder Series Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(m)                                   The financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Schroder Series Acquired Funds at April 30, 2016 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of each Schroder Series Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of any Schroder Series Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(n)                                       Since April 30, 2016, there has not been any material adverse change in any Schroder Series Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by a Schroder Series Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (n), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by a Schroder Series Acquired Fund, the discharge of such Schroder Series Acquired Fund’s liabilities, or the redemption of the Schroder Series Acquired Fund’s shares by shareholders of a Schroder Series Acquired Fund shall not constitute a material adverse change.

(o)                                       For each taxable year of each Schroder Series Acquired Fund (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), such Schroder Series Acquired Fund has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC, has been (or is expected to be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has (or will have) distributed substantially all of its investment company taxable income and net capital gain (in each case, as defined in the Code).

(p)                                       To the best of the knowledge of each Schroder Series Acquired Fund, as applicable, all federal, state, local, foreign and other Tax Returns, dividend reporting forms, and other Tax-related reports of each Schroder Series Acquired Fund required by law to have been filed by the Closing Date, giving effect to extensions, have been filed and are or will be correct in all material respects, and all federal, state, local, foreign and other Taxes (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof.

(q)                                       To the best of the knowledge of each Schroder Series Acquired Fund, as applicable, there are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority in writing with respect to such Schroder Series Acquired Fund, and no waivers or extensions of any statute of limitations have been granted or requested with respect to any Schroder Series Acquired Fund.

(r)                                          To the best of the knowledge of each Schroder Series Acquired Fund, as applicable, no Taxing Authority with which any Schroder Series Acquired Fund does not file Tax Returns has claimed that such Schroder Series Acquired Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which any Schroder Series Acquired Fund does not file a particular Tax Return has claimed that such Schroder Series Acquired Fund is or may be required to file such Tax Return.  No issue has been raised by any Tax Authority in any prior examination of any Schroder Series Acquired Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period.  Schedule 4.2(r) lists (a) all jurisdictions in which each Schroder Series Acquired Fund pays Taxes and/or has a duty to file Tax Returns and (b) all federal, state and franchise Tax Returns filed, by or on behalf of each Schroder Series Acquired Fund.  Each Schroder Series Acquired Fund does not have, nor has any Schroder Series Acquired Fund ever had, a permanent establishment in any country other than the United States.

(s)                                         All issued and outstanding shares of the Schroder Series Acquired Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Schroder Series Trust and have been offered and sold in every state and the District of Columbia in compliance with applicable registration requirements and state securities laws. No Schroder Series Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of such Schroder Series Acquired Fund, nor is there outstanding any security convertible into any of the Schroder Series Acquired Fund’s shares.

(t)                                          The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of Schroder Series Trust, on behalf of the Schroder Series Acquired Funds, and, subject to the approval of the shareholders of the Schroder Series Acquired Funds, this Agreement will constitute a valid and binding obligation of Schroder Series Trust on behalf of each Schroder Series Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(u)                                       The information to be furnished by the Schroder Series Acquired Funds for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(v)                                       Any information provided by Schroder Series Trust in respect of any Schroder Series Acquired Fund in writing for use in the N-14 (as defined in paragraph 5.6), will, at the effective date of the N-14, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

(w)                                     For each year of each Schroder Series Acquired Fund’s operation since its inception and following an initial two-year term, each Schroder Series Acquired Fund’s investment advisory agreement with Schroder, any investment adviser or sub-adviser has been properly approved by the Board of Trustees of Schroder Series Trust pursuant to Section 15 of the 1940 Act.

(x)                                       Each Schroder Series Acquired Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Schroder Series Acquired Funds, as in effect from time to time, except as previously disclosed in writing to Hartford Mutual Funds and attached hereto.

4.3.                            Representations and Warranties of Hartford Mutual Funds. Except as has been fully disclosed to the Acquired Funds in a written instrument executed by an officer of Hartford Mutual Funds, Hartford Mutual Funds, on behalf of the Acquiring Funds, represents and warrants to Schroder Capital Funds and Schroder Series Trust, on behalf of their respective Acquired Funds, as follows:

(a)                                       Each Acquiring Fund is a duly established series of Hartford Mutual Funds, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under its Articles of Amendment and Restatement and Amended and Restated By-Laws, each as may be amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)                                       Hartford Mutual Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect, or will be in full force and effect on the Closing Date.

(c)                                        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Hartford Mutual Funds on behalf of an Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and such as may be required under state securities laws.

(d)                                       The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of each Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by an Acquired Fund or Schroder for use therein.

(e)                                        At the Effective Time, Hartford Mutual Funds, on behalf of each Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, if any, free of any liens or other encumbrances.

(f)                                         Hartford Mutual Funds, on behalf of each Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Articles of Amendment and Restatement or Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Mutual Funds, on behalf of an Acquiring Fund, is a party or by which it is bound.

(g)                                        The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Mutual Funds, on behalf of an Acquiring Fund, is a party or by which it is bound.

(h)                                       Except as otherwise previously disclosed to Schroder Capital Funds and Schroder Series Trust, as applicable, on behalf of an Acquired Fund, in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Hartford Mutual Funds’ knowledge, threatened against an Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Hartford Mutual Funds, on behalf of the Acquiring Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects an Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(i)                                           At the Effective Time, the Acquiring Funds will have no assets (other than any seed capital invested by HFMC and/or its affiliates) and no liabilities. The Acquiring Funds have not commenced investment operations and will not commence investment operations until after the Effective Time.

(j)                                          Each Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code for its taxable year that includes the Effective Time, and intends to qualify for such treatment in such taxable year and in subsequent taxable years and (ii) intends to be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Effective Time.

(k)                                       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Mutual Funds, on behalf of each Acquiring Fund, and this Agreement constitutes a valid and binding obligation of each Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)                                           The Acquiring Fund Shares to be issued and delivered, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by Hartford Mutual Funds, and will have been issued in every state and the District of Columbia in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of an Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Funds’ shares.

(m)                                   The information to be furnished by the Acquiring Funds for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(n)                                       The N-14 (as defined in paragraph 5.6), insofar as it relates to the Acquiring Funds and the Acquiring Fund Shares, will, at the effective date of the N-14, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the N-14 made in reliance upon and in conformity with information that was furnished by the Acquired Funds in writing for use therein.

(o)                                       The investment advisory agreement with HFMC, the investment sub-advisory agreement with Schroder, and the investment sub-sub-advisory agreement between Schroder and Schroder Investment Management North America Limited with respect to each Acquiring Fund (as applicable) have been properly approved by the Board of Directors of Hartford Mutual Funds pursuant to Section 15 of the 1940 Act.

4.4.                            Representation and Warranty of Schroder. Schroder represents and warrants to Hartford Mutual Funds, on behalf of the Acquiring Funds, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of Schroder, and this Agreement will constitute a valid and binding obligation of Schroder, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.5.                            Representation and Warranty of HFMC. HFMC represents and warrants to Hartford Mutual Funds, on behalf of the Acquiring Funds, and to Schroder Capital Funds and Schroder Series Trust, on behalf of their respective Acquired Funds, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of HFMC, and this Agreement will constitute a valid and binding obligation of HFMC, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1.                            Conduct of Business. Each Acquiring Fund and each Acquired Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to an Acquired Fund will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.                            Meeting of Shareholders. Each of Schroder Capital Funds and Schroder Series Trust will call a meeting of the shareholders of its associated Acquired Funds to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.                            No Distribution of Acquiring Fund Shares. Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.                            Information. Each Acquired Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5.                            Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Funds and the Acquired Funds will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.                            N-14. The Acquired Funds will provide the Acquiring Funds with information regarding the Acquired Funds, and the Acquiring Funds will provide the Acquired Funds with information regarding the Acquiring Funds, reasonably necessary for the preparation of the Combined Proxy Statement and Prospectus on Form N-14 (the “N-14”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meetings of the shareholders of the Acquired Funds to consider approval of this Agreement and the transactions contemplated herein and the associated registration of shares of the Acquiring Funds. As soon as reasonably practicable, the Acquiring Funds shall notify the Acquired Funds and the Acquired Funds shall notify the Acquiring Funds of any information that may, from the effective date of the N-14 through the date of the meeting of the shareholders of Schroder Capital Funds and Schroder Series Trust, cause the N-14 to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

5.7.                            Liquidating Distribution. At the Effective Time (or as soon as is reasonably practicable after the Closing of each Reorganization), the participating Acquired Fund will, at the Acquired Fund’s option, cause Hartford Mutual Funds to distribute (or, will distribute)  to the Acquired Fund Shareholders all of the Acquiring Shares to be received at the Closing in complete liquidation of the Acquired Fund.

5.8.                            Best Efforts. The Acquiring Funds and the Acquired Funds shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.                            Other Instruments. Hartford Mutual Funds, on behalf of the Acquiring Funds, and each of Schroder Capital Funds and Schroder Series Trust, on behalf of their respective Acquired Funds, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) Schroder Capital Funds’ and Schroder Series Trust’s, on behalf of their respective Acquired Funds, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) Hartford Mutual Funds’, on behalf of the Acquiring Funds, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.                     Regulatory Approvals. The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

ARTICLE VI

CONDITIONS PRECEDENT

6.1.                            Conditions Precedent to Obligations of Acquired Funds. The obligations of Schroder Capital Funds and Schroder Series Trust, on behalf of their respective Acquired Funds, to consummate the transactions provided for herein shall be subject, at Schroder Capital Funds’ and Schroder Series Trust’s election, to the following conditions:

(a)                                       All representations and warranties of Hartford Mutual Funds, on behalf of the Acquiring Funds, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)                                       Hartford Mutual Funds, on behalf of each Acquiring Fund, shall have delivered to the corresponding Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Schroder Capital Funds or Schroder Series Trust, as applicable, and dated as of the Effective Time, to the effect that the representations and warranties of Hartford Mutual Funds, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Schroder Capital Funds or Schroder Series Trust, as applicable, shall reasonably request.

(c)                                        Hartford Mutual Funds, on behalf of each Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Closing Date.

(d)                                       Hartford Mutual Funds, on behalf of each Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Mutual Funds, on behalf of the Acquiring Fund, on or before the Effective Time.

(e)                                        Each Acquired Fund and the corresponding Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the applicable Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)                                         All actions taken by the Hartford Mutual Funds and any Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the applicable Acquired Fund.

(g)                                        All actions taken by Schroder Capital Funds, Schroder Series Trust, or Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the applicable Acquiring Fund.

(h)                                       Schroder Capital Funds and Schroder Series Trust, as applicable, shall have received on the Closing Date the opinion or opinions of Venable LLP, Maryland counsel to Hartford Mutual Funds, and/or Dechert LLP, counsel to Hartford Mutual Funds, dated as of the Closing Date, covering the following points:

(1)                                 Hartford Mutual Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of the Acquiring Funds’ properties and assets and to carry on its business, including that of each Acquiring Fund, as a registered investment company;

(2)                                 The Agreement has been duly authorized, executed, and delivered by Hartford Mutual Funds, on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by Schroder Capital Funds or Schroder Series Trust, as applicable, is a valid and binding obligation of Hartford Mutual Funds on behalf of the Acquiring Fund enforceable against Hartford Mutual Funds in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(3)                                 The Acquiring Fund Shares to be issued as provided by this Agreement are duly authorized, upon delivery will be validly issued and outstanding, and will be fully paid and non-assessable by Hartford Mutual Funds and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(4)                                 The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Hartford Mutual Funds’ Articles of Amendment and Restatement or Amended and Restated By-Laws or any provision of any agreement specified in a Certificate of Officer of Hartford Mutual Funds, to which Hartford Mutual Funds or an Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under such agreement or any judgment or decree to which Hartford Mutual Funds is a party or by which it is bound, specified in such a Certificate of Officer;

(5)                                 No consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required to be obtained by Hartford Mutual Funds in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)                                 Hartford Mutual Funds is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of each Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(7)                                 The N-14 has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued; and

(8)                                 To the knowledge of such counsel (as to which such counsel may rely exclusively on a certificate of an officer of Hartford Mutual Funds), and except as otherwise disclosed to Schroder Capital Funds and Schroder Series Trust pursuant to paragraph 4.3(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Hartford Mutual Funds or an Acquiring Fund and neither Hartford Mutual Funds nor an Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2.                            Conditions Precedent to Obligations of Acquiring Funds. The obligations of Hartford Mutual Funds, on behalf of each Acquiring Fund, to complete the transactions provided for herein shall be subject, at Hartford Mutual Funds’ election, to the following conditions:

(a)                                       All representations and warranties of Schroder Capital Funds and Schroder Series Trust, on behalf of their respective Acquired Funds, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)                                       Schroder Capital Funds and Schroder Series Trust, as applicable, shall have delivered to each Acquiring Fund a statement of each Acquired Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of Schroder Capital Funds or Schroder Series Trust.

(c)                                        Schroder Capital Funds and Schroder Series Trust, on behalf of each of their respective Acquired Funds, shall have delivered to the corresponding Acquiring Funds a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of Schroder Capital Funds and Schroder Series Trust, as applicable, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Hartford Mutual Funds shall reasonably request.

(d)                                       Schroder Capital Funds and Schroder Series Trust, on behalf of each of their respective Acquired Funds, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Schroder Capital Funds and Schroder Series Trust, on behalf of each of their Acquired Funds, on or before the Effective Time.

(e)                                        Each Acquired Fund and the corresponding Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganizations after such number has been calculated in accordance with paragraph 2.3.

(f)                                         Hartford Mutual Funds shall have received on the Closing Date the opinion or opinions of Smith, Katzenstein & Jenkins LLP, Delaware counsel to Schroder Capital Funds, and/or Ropes & Gray LLP, counsel to each of Schroder Capital Funds and Schroder Series Trust, dated as of the Closing Date, covering the following points:

(1)                                 Schroder Capital Funds is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the properties and assets of the Schroder Capital Acquired Funds, as listed on Exhibit A attached hereto, and to carry on its business, including that of the Schroder Capital Acquired Funds, as a registered investment company or series thereof;

(2)                                 Schroder Series Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the properties and assets of the Schroder Series Acquired Funds, as listed on Exhibit A attached hereto, and to carry on its business as described in the Prospectus, including that of the Schroder Series Acquired Funds, as a registered investment company or series thereof;

(3)                                 The Agreement has been duly authorized by Schroder Capital Funds and Schroder Series Trust, on behalf of each of their respective Acquired Funds, and, assuming due authorization, execution and delivery of the Agreement by Hartford Mutual Funds, is a valid and binding obligation of Schroder Capital Funds and Schroder Series Trust, as applicable, on behalf of the applicable Acquired Funds, enforceable against Schroder Capital Funds and Schroder Series Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(4)                                 The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Schroder Capital Funds’ Trust Instrument or By-Laws, Schroder Series Trust’s Agreement and Declaration of Trust or By-Laws or any provision of any agreement specified in a Certificate of Officer of Schroder Series Trust or Schroder Capital Funds, as the case may be, to which such Trust or an Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which Schroder Capital Funds or Schroder Series Trust is a party or by which it is bound, specified in such a Certificate of Officer;

(5)                                 No consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by Schroder Capital Funds in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(6)                                 To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by Schroder Series Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(7)                                 Each of Schroder Capital Funds and Schroder Series Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the applicable Acquired Funds, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(8)                                 To the knowledge of such counsel (as to which such counsel may rely exclusively on a certificate of an officer of Schroder Series Trust or Schroder Capital Funds, as the case may be), and except as otherwise disclosed to Hartford Mutual Funds pursuant to paragraphs 4.1(h) and 4.2(h) of this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Schroder Capital Funds, Schroder Series Trust or an Acquired Fund and neither Schroder Capital Funds, Schroder Series Trust nor an Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.                            Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, Hartford Mutual Funds or HFMC (as applicable), on behalf of an Acquiring Fund, or Schroder Capital Funds or Schroder Series Trust, on behalf of an Acquired Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)                                       The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of an Acquired Fund in accordance with the provisions of Schroder Capital Funds’ Trust Instrument and By-Laws, Schroder Series Trust’s Agreement and Declaration of Trust and By-Laws, as the case may be, applicable state law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. With the consent of Schroder, in its sole discretion, the Shareholder Meeting may be adjourned or postponed to allow for solicitation of additional votes in favor of approval of the Agreement or any transactions contemplated by this Agreement, including one or more of the Reorganizations.  Notwithstanding anything herein to the contrary, Hartford Mutual Funds and Schroder Capital Funds or Schroder Series Trust, on behalf of either an Acquiring Fund or an Acquired Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b)                                       At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of Hartford Mutual Funds or Schroder Capital Funds or Schroder Series Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)                                        All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Hartford Mutual Funds or Schroder Capital Funds and Schroder Series Trust, as applicable, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or an Acquired Fund.

(d)                                       The N-14 shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)                                        The registration statement on Form N-1A with regard to the Acquiring Funds shall have become effective under the 1933 Act, and no stop order suspending effectiveness thereof shall have been issued and to the best knowledge of the Hartford Mutual Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(f)                                         Hartford Mutual Funds and Schroder Capital Funds and Schroder Series Trust, as applicable, shall have received an opinion of Ropes & Gray LLP, in a form reasonably acceptable to Dechert LLP, as to federal income tax matters substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganizations in accordance with this Agreement, for federal income tax purposes:

(1)                                 The transfer by an Acquired Fund of all of its assets to the corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as specified herein, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization under Section 368(a) of the Code.

(2)                                 No gain or loss will be recognized by an Acquired Fund, upon (i) the transfer of all its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or (ii) the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

(3)                                 No gain or loss will be recognized by an Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund.

(4)                                 No gain or loss will be recognized by the shareholders of an Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

(5)                                 The basis of the Acquiring Fund Shares received by each shareholder of an Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares exchanged therefor.

(6)                                 The basis of an Acquired Fund’s Assets received by the corresponding Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions.

(7)                                 Each shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the applicable Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

(8)                                 The holding period of an Acquiring Fund with respect to the corresponding Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

(9)                                 An Acquiring Fund will succeed to and take into account those tax attributes of the corresponding Acquired Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and Regulations.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of representations it shall request of Hartford Mutual Funds and Schroder Capital Funds and Schroder Series Trust on behalf of the Acquiring Funds and the Acquired Funds, respectively. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

(g)                                        J.P. Morgan or an appropriate officer of Schroder Capital Funds or Schroder Series Trust, as applicable, shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(h)                                       The Transfer Agent shall have delivered to Hartford Mutual Funds a certificate of its authorized officer as set forth in paragraph 3.3.

(i)                                           The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Funds the confirmation as set forth in paragraph 3.3.

(j)                                          Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

(k)                                       All conditions to HFMC’s obligations, as set forth in Section 2.1 of the Framework Agreement entered into by and between HFMC and Schroder (the “Framework Agreement”), shall be satisfied unless waived by HFMC in writing.

(l)                                           All conditions to Schroder obligations, as set forth in Section 2.1 of the Framework Agreement, shall be satisfied unless waived by Schroder in writing.

ARTICLE VII

INDEMNIFICATION

7.1.                            Indemnification by Hartford Mutual Funds. Hartford Mutual Funds, solely out of an Acquiring Fund’s assets and property, agrees to indemnify and hold harmless Schroder Capital Funds and Schroder Series Trust, as applicable, the corresponding Acquired Fund, and its trustees, officers, employees and agents (the “Schroder Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Schroder Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund, or its respective trustees, officers or agents.

7.2.                            Indemnification by Schroder Capital Funds and Schroder Series Trust. Each of Schroder Capital Funds and Schroder Series Trust, solely out of the applicable Acquired Fund’s assets and property, agrees to indemnify and hold harmless Hartford Mutual Funds, the corresponding Acquiring Fund, and their directors, officers, employees and agents (the “Hartford Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Hartford Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund, or its respective directors, officers or agents.

7.3.                            Liability of Schroder Capital Funds and Schroder Series Trust. Hartford Mutual Funds understands and agrees that the obligations of each of Schroder Capital Funds and Schroder Series Trust on behalf of their respective Acquired Funds under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of either Schroder Capital Funds or Schroder Series Trust personally, but bind only Schroder Capital Funds or Schroder Series Trust, as applicable, on behalf of the applicable Acquired Fund and the Acquired Fund’s property. Moreover, no series of Schroder Capital Funds or Schroder Series Trust other than an appropriate Acquired Fund shall be responsible for the obligations of Schroder Capital Funds or Schroder Series Trust hereunder, and all persons shall look only to the assets of that Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. Hartford Mutual Funds represents that it has notice of the provisions of the Trust Instrument of Schroder Capital Funds and the Agreement and Declaration of Trust of Schroder Series Trust disclaiming shareholder and trustee liability for acts or obligations of an Acquired Fund.

7.4.                            Liability of Hartford Mutual Funds. Each of Schroder Capital Funds and Schroder Series Trust understands and agrees that the obligations of Hartford Mutual Funds on behalf of the Acquiring Funds under this Agreement shall not be binding upon any director, shareholder, nominee, officer, agent or employee of Hartford Mutual Funds personally, but bind only Hartford Mutual Funds on behalf of an Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of Hartford Mutual Funds other than the appropriate Acquiring Fund shall be responsible for the obligations of Hartford Mutual Funds hereunder, and all persons shall look only to the assets of that Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. Each of Schroder Capital Funds and Schroder Series Trust represents that it has notice of the provisions of the Articles of Amendment and Restatement of Hartford Mutual Funds disclaiming shareholder and trustee liability for acts or obligations of an Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES; EXPENSES; INSURANCE

8.1.                            No Broker or Finder Fees. Each Acquiring Fund and each Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.                            Expenses of the Reorganizations. Schroder and HFMC agree that none of the costs and expenses incurred in connection with the Reorganizations, whether or not the Reorganizations are consummated, will be borne by Schroder Capital Funds or Schroder Series Trust on behalf of the Acquired Funds or by Hartford Mutual Funds on behalf of the Acquiring Funds, and that such costs and expenses will be borne by Schroder and HFMC.  Specifically, legal and accounting fees and expenses and other expenses relating to meetings of the Trustees of Schroder Capital Funds and Schroder Series Trust, and to the Trustees’ review and consideration of the Reorganizations and related matters, shall be borne by Schroder.  Legal and accounting fees and expenses and other expenses relating to meetings of the board of directors of Hartford Mutual Funds, and to the board’s review and consideration of the Reorganizations and related matters, shall be borne by HFMC.  Other costs and expenses of the Funds relating to the Reorganizations shall be borne by Schroder and HFMC in accordance with the Framework Agreement.

8.3.                            Insurance.  Schroder agrees that, for a period beginning at the Closing Date and ending no less than six years thereafter, it will have arranged for the provision of directors and officers errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the current and former Trustees and officers of Schroder Capital Funds and Schroder Series Trust, with respect to the Acquired Funds, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing Date.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1.                            Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Hartford Mutual Funds, Schroder Capital Funds and Schroder Series Trust, on behalf of either an Acquiring Fund or an Acquired Fund, respectively; provided, however, that following the approval of this Agreement by the shareholders of an Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2.                            Termination. This Agreement may be terminated by the mutual agreement of Schroder Capital Funds (with regard to it and the Schroder Capital Acquired Funds), Schroder Series Trust (with regard to it and the Schroder Series Acquired Funds), and Hartford Mutual Funds prior to the Closing Date.

In addition, Schroder Capital Funds (with regard to it and the Schroder Capital Acquired Funds), Schroder Series Trust (with regard to it and the Schroder Series Acquired Funds), or Hartford Mutual Funds may at its option terminate this Agreement, with respect to one or more Reorganizations at or prior to the Closing Date because:

(a)                                       Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)                                       A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met as of [            ], 2016;

(c)                                        The Framework Agreement has been terminated by either Schroder or HFMC in accordance with the terms thereof;

(d)                                       Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 9.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(e)                                        The Boards of Trustees of Schroder Capital Funds or Schroder Series Trust, or the Board of Directors of Hartford Mutual Funds has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with a Reorganization not in the best interests of an Acquired Fund’s shareholders or an Acquiring Fund’s shareholders.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to Hartford Mutual Funds:

The Hartford Mutual Funds II, Inc.
c/o Hartford Funds Management Company, LLC
5 Radnor Corporate Center

100 Matsonford Road, Suite 300
Radnor, Pennsylvania 19087
Attention: Alice A. Pellegrino
Telephone: (610) 386-1844
Fax: (860) 843-8665
Email: Alice.Pellegrino@hartfordfunds.com

With copies (which shall not constitute notice) to:

Dechert LLP
One International Place
100 Oliver Street, 40th Floor
Boston, Massachusetts 02110
Attention: John V. O’Hanlon
Telephone: (617) 728-7111
Fax: (617) 275-8367
Email: john.ohanlon@dechert.com

If to Schroder Capital Funds:	If to Schroder Series Trust:
Schroder Capital Funds (Delaware)	Schroder Series Trust
875 Third Avenue	875 Third Avenue
22nd Floor	22nd Floor
New York, NY 10022	New York, NY 10022
Attention: Legal Department	Attention: Legal Department
Telephone: 212-641-3800	Telephone: 212-641-3800
Fax: 212-632-2990	Fax: 212-632-2990
Email: USLegal@schroders.com	Email: USLegal@schroders.com
With a copy (which shall not constitute notice) to:
Ropes & Gray LLP	With a copy (which shall not constitute notice) to:
Prudential Tower	Ropes & Gray LLP
800 Boylston Street	Prudential Tower
Boston, MA 02199	800 Boylston Street
Attention: Timothy W. Diggins, Esq.	Boston, MA 02199
Telephone: 617-951-7389	Attention: Timothy W. Diggins, Esq.
Fax: 617-235-0020	Telephone: 617-951-7389
Email: timothy.diggins@ropesgray.com	Fax: 617-235-0020
Email: timothy.diggins@ropesgray.com

ARTICLE XI

MISCELLANEOUS

11.1.                     Entire Agreement. Schroder Capital Funds, Schroder Series Trust and Hartford Mutual Funds agree that they have not made any representation, warranty or covenant, on behalf of either an Acquired Fund or an Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.                     Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.3.                     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

11.4.                     Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.5.                     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the            day of                   , 2016.

Schroder Capital Funds (Delaware) on behalf of its series listed on Exhibit A	Schroder Series Trust on behalf of its series listed on Exhibit A

By:	By:

Name:	Name:

Title:	Title:

The Hartford Mutual Funds II, Inc. on behalf of its series listed on Exhibit A

By:

Name:

Title:

Solely for purposes of paragraphs 2.4, 4.4, 8.2, and 8.3	Solely for purposes of paragraphs 2.4, 4.5, 8.2, and 8.3

Schroder Investment Management North America Inc.	Hartford Funds Management Company, LLC

By:	By:

Name:	Name:

Title:	Title:

Appendix A

Hartford Schroders Emerging Markets Debt and Currency Fund

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders Income Builder Fund

Hartford Schroders Global Strategic Bond Fund

Hartford Schroders International Stock Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders US Small Cap Opportunities Fund

Hartford Schroders US Small/Mid Cap Opportunities Fund

PART B

Statement of Additional Information for

THE HARTFORD MUTUAL FUNDS II, INC.

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road

Radnor, Pennsylvania 19087

	Class A	Class C	Class I	Class SDR	Class R3	Class R4	Class R5	Class Y
Hartford Schroders Emerging Markets Debt and Currency Fund	SARVX	HFWCX	SARNX	SARRX	—	—	—	HFWYX
Hartford Schroders Tax-Aware Bond Fund	STWVX	HFKCX	STWTX	HFKVX	—	—	—	HFKYX
Hartford Schroders Emerging Markets Equity Fund	SEMVX	HHHCX	SEMNX	SEMTX	HHHRX	HHHSX	HHHTX	HHHYX
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	SMSVX	HFZCX	SMSNX	SMSRX	HFZRX	HFZSX	HFZTX	HFZYX
Hartford Schroders Income Builder Fund	SGMVX	HBBCX	SGMNX	SMGRX	HBBRX	HBBSX	HBBTX	HBBYX
Hartford Schroders Global Strategic Bond Fund	SGBVX	HSBCX	SGBNX	SGBJX	HSBRX	HSBSX	HSBTX	HSBYX
Hartford Schroders International Stock Fund	SCVEX	HSWCX	SCIEX	SCIJX	HSWRX	HSWSX	HSWTX	HSWYX
Hartford Schroders International Multi-Cap Value Fund	SIDVX	HFYCX	SIDNX	SIDRX	HFYRX	HFYSX	HFYTX	HFYYX
Hartford Schroders US Small Cap Opportunities Fund	SCUVX	HOOCX	SCUIX	SCURX	HOORX	HOOSX	HOOTX	HOOYX
Hartford Schroders US Small/Mid Cap Opportunities Fund	SMDVX	HFDCX	SMDIX	SMDRX	HFDRX	HFDSX	HFDTX	HFDYX

September 9, 2016

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the related Proxy Statement/Prospectus (dated September 9, 2016) which relates to the proposed reorganizations of the below listed funds (each, a “Target Fund”) held by such shareholders into a newly-organized corresponding series of The Hartford Mutual Funds II, Inc. (as detailed below) (each corresponding series, an “Acquiring Fund” and together “the Acquiring Funds” and each such reorganization, a “Reorganization”). If the proposals are approved, Target Fund shareholders will be issued shares of the corresponding class of shares of the Acquiring Fund (“Acquisition Shares”) as shown in the table below.

Target Funds	Acquiring Funds
Schroder Absolute Return EMD and Currency Fund	Hartford Schroders Emerging Markets Debt and Currency Fund
R6 Shares	Class SDR
Investor Shares	Class I
Advisor Shares	Class A
Schroder Broad Tax-Aware Value Bond Fund	Hartford Schroders Tax-Aware Bond Fund
Investor Shares	Class SDR or Class I*
Advisor Shares	Class A
Schroder Emerging Market Equity Fund	Hartford Schroders Emerging Markets Equity Fund
R6 Shares	Class SDR
Investor Shares	Class I
Advisor Shares	Class A

Schroder Emerging Markets Multi-Sector Bond Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
R6 Shares	Class SDR
Investor Shares	Class I
Advisor Shares	Class A
Schroder International Alpha Fund	Hartford Schroders International Stock Fund
R6 Shares	Class SDR
Investor Shares	Class I
Advisor Shares	Class A
Schroder International Multi-Cap Value Fund	Hartford Schroders International Multi-Cap Value Fund
R6 Shares	Class SDR
Investor Shares	Class I
Advisor Shares	Class A
Schroder Global Multi-Asset Income Fund	Hartford Schroders Income Builder Fund
R6 Shares	Class SDR
Investor Shares	Class I
Advisor Shares	Class A
Schroder Global Strategic Bond Fund	Hartford Schroders Global Strategic Bond Fund
R6 Shares	Class SDR
Investor Shares	Class I
Advisor Shares	Class A
Schroder U.S. Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
R6 Shares	Class SDR
Investor Shares	Class I
Advisor Shares	Class A
Schroder U.S. Small and Mid Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund
R6 Shares	Class SDR
Investor Shares	Class I
Advisor Shares	Class A

* Eligible investors in Investor Shares of Schroder Broad Tax-Aware Value Bond Fund with a minimum investment balance of $5 million on the closing date of the Reorganization involving Schroder Broad Tax-Aware Value Bond Fund will have their Acquiring Fund Class I shares converted into Class SDR shares of the Acquiring Fund immediately after the Reorganization.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus.  The Proxy Statement/Prospectus dated September 9, 2016 relating to the transaction has been filed with the Securities and Exchange Commission and may be obtained, without charge, by writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 or by calling 1-888-843-7824.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The proposed Reorganizations will occur in accordance with the terms of the Agreement and Plan of Reorganization.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE SAI

In addition to the information included in this SAI, this SAI consists of  the following documents, each of which was filed electronically with the Securities and Exchange Commission, will be sent to any shareholder requesting this SAI without charge by writing to the Target Funds at P.O. Box 55260, Boston, Massachusetts 02205-5260, by calling (800) 464-3108 (or (617) 483-5000 if calling from outside of the United States)  or accessing this information at www.schroderfunds.com, and is incorporated by reference herein:

•                  Schroder Series Trust (SEC file no. 033-65632) and Schroder Capital Funds (Delaware) (SEC file no. 002-34215)

•                  the prospectus of the Target Funds, dated March 1, 2016, as supplemented to date (previously filed on EDGAR, Accession No. 0001104659-16-100144);

•                  the Statement of Additional Information of the Target Funds, dated March 1, 2016, as supplemented to date (previously filed on EDGAR, Accession No. 0001104659-16-100144);

•                  the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Schroder Series Trust and Schroder Capital Funds (Delaware) for the year ended October 31, 2015 (previously filed on EDGAR, Accession No. 0001104659-15-087258), including the notes thereto, and the unaudited financial statements, including the notes thereto, included in the Semi-Annual Report to Shareholders of Schroder Series Trust and Schroder Capital Funds (Delaware) for the period ended April 30, 2016 (previously filed on EDGAR, Accession No. 0001104659-16-130794).

Because the Acquiring Funds had not yet commenced operations as of the date of this Statement of Additional Information, no financial statements, annual or semi-annual reports of the Acquiring Funds are available at this time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, is the independent registered public accounting firm for the Acquiring Funds, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, is the independent registered public accounting firm for the Target Funds, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PricewaterhouseCoopers LLP (“PwC”) has advised the Audit Committees of the Board of Trustees of the Target Funds (the “Audit Committee”) of a number of relationships that implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) and may reasonably be thought to bear on PwC’s independence. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” An “audit client” is defined to include affiliates of the entity being audited, including members of the same “investment company complex.” In the case of the Target Funds, the investment company complex includes other funds advised by Schroder Investment Management North America Inc., the Target Funds’ investment adviser, and certain of its affiliates.  PwC has notified the Audit Committees that certain of PwC’s lenders and such lenders’ subsidiaries hold, as record owner and, in the case of one affiliated fund that is not a Target Fund nor in the same Trust as a Target Fund, potentially as a beneficial owner, 10% or more of the shares of one or more funds within the Schroders’ investment company complex, thereby implicating the Loan Rule.  PwC has advised the Audit Committees that, notwithstanding these lending relationships, it believes that it is able to exercise objective and impartial judgment in the audit of the Target Funds, and has affirmed to the Audit Committee that PwC continues to be able to serve as the independent registered public accounting firm for the Target Funds.

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganizations because the Acquiring Funds are newly organized “shell” series of HMF II with no assets and liabilities, which will commence operations upon consummation of the respective Reorganizations and continue the operations of the Target Funds.  The Target Funds will be the accounting survivors of the Reorganizations.

Defined terms used in the remainder of this SAI are as defined in the following sections.

GENERAL INFORMATION

This SAI relates to all of the Acquiring Funds listed on the front cover page (the “Funds”). The Hartford Mutual Funds II, Inc. (the “Company”) was organized as a Maryland corporation on March 23, 2001. Each of the Funds are the successors in interest to certain funds that were included as series of another investment company and that were advised by the Funds’ sub-adviser (the “Predecessor Funds”). International Stock Fund and US Small Cap Opportunities Fund were previously organized as series of Schroder Capital Funds (Delaware), a Delaware Statutory Trust (“Schroder Capital Funds”), and Emerging Markets Debt and Currency Fund, Tax-Aware Bond Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, Income Builder Fund, Global Strategic Bond Fund, International Multi-Cap Value Fund and US Small/Mid Cap Opportunities Fund were previously organized as series of Schroder Series Trust, a Massachusetts business trust (“Schroder Series Trust”).  On October 11, 2016, at special meetings of shareholders, the shareholders of each Predecessor Fund will be asked to approve the reorganization of each Predecessor Fund with and into a corresponding “shell” series of the Company.  Subject to shareholder approval, the assets and liabilities of each of the Predecessor Funds will be transferred to the Company in exchange for shares of each of the corresponding shell series.  The shell series of the Company will succeed to the accounting and performance histories of the Predecessor Funds.  Any such historical information provided in this SAI for a series of the Company, therefore, is that of the corresponding Predecessor Fund.

The Company issues separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. Each Fund (except for Emerging Markets Debt and Currency Fund and Tax-Aware Bond Fund) offers the following share classes: Class A, Class C, Class I, Class SDR, Class R3, Class R4, Class R5 and Class Y.  Emerging Markets Debt and Currency Fund and Tax-Aware Bond Fund offer Class A, Class C, Class I and SDR shares.

Each Fund is offered through a prospectus relating to one or more Funds and their classes.  This SAI relates to Class A, C, I, SDR, R3, R4, R5, and Y shares.

Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to each Fund.  Hartford Funds Distributors, LLC (“HFD”) is the principal underwriter to each Fund. HFMC and HFD are indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. The Hartford may be deemed to control each of HFMC and HFD through the indirect ownership of such entities. In addition, Schroder Investment Management North America Inc. (“SIMNA”) is a sub-adviser to each Fund and Schroder Investment Management North America, Ltd. (“SIMNA Ltd.”) is a secondary sub-adviser to the Emerging Markets Debt and Currency Fund, Emerging Markets Equity Fund, Income Builder Fund, Global Strategic Bond Fund, International Stock Fund and International Multi-Cap Value Fund.  SIMNA and SIMNA Ltd. (together, the “sub-advisers”) perform the daily investment of the assets for the Funds.

The date each Predecessor Fund commenced operations is indicated below:

Fund	Predecessor Fund	Inception
Hartford Schroders Emerging Markets Debt and Currency Fund	Schroder Absolute Return EMD and Currency Fund	December 15, 2011
Hartford Schroders Tax-Aware Bond Fund	Schroder Broad Tax-Aware Value Bond Fund	October 3, 2011
Hartford Schroders Emerging Markets Equity Fund	Schroder Emerging Market Equity Fund	March 31, 2006
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Schroder Emerging Markets Multi-Sector Bond Fund	June 25, 2013
Hartford Schroders Income Builder Fund	Schroder Global Multi-Asset Income Fund	June 25, 2013
Hartford Schroders Global Strategic Bond Fund	Schroder Global Strategic Bond Fund	June 25, 2013
Hartford Schroders International Stock Fund	Schroder International Alpha Fund	December 19, 1985
Hartford Schroders International Multi-Cap Value Fund	Schroder International Multi-Cap Value Fund	August 30, 2006
Hartford Schroders US Small Cap Opportunities Fund	Schroder U.S. Opportunities Fund	August 6, 1993
Hartford Schroders US Small/Mid Cap Opportunities Fund	Schroder U.S. Small and Mid Cap Opportunities Fund	March 31, 2006

HFMC also serves as the investment adviser to The Hartford Mutual Funds, Inc. and to Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., the series of which are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company (“HLIC”) and its affiliates, for other insurance companies, and for certain retirement plans.

Investments in the Funds are not:

•                                   Deposits or obligations of any bank;

•                                   Guaranteed or endorsed by any bank; or

•                                   Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

The prospectuses and SAI do not purport to create any contractual obligations between the Company or any Fund and its shareholders.  Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the investment manager or other parties who provide services to the Funds.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each Fund are described in each Fund’s prospectus.  Additional information concerning certain of the Funds’ investments, strategies and risks is set forth below.

A.                                    FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act and as used in the prospectuses and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.

Each Fund:

1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

2. will not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction;

3. will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

5. will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction; and

6. will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund’s prospectus and SAI.

B.                                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following restrictions are non-fundamental restrictions and may be changed by the Board of Directors of the Company (the “Board”) without shareholder approval.

Each Fund may not:

1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund’s investment policies as set forth in its prospectus and this SAI, as they may be amended from time to time, and applicable law.

2. Purchase securities on margin except to the extent permitted by applicable law.

3. Purchase securities while outstanding borrowings exceed 5% of a Fund’s total assets, except where the borrowing is for temporary or emergency purposes.  Reverse repurchase agreements, dollar rolls, securities lending, borrowing securities in connection with short sales (where permitted in a Fund’s prospectus and SAI), and other investments or transactions described in the Fund’s prospectus and this SAI, as they may be amended from time to time, are not deemed to be borrowings for purposes of this restriction.

4. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s prospectus and SAI, as amended from time to time, and applicable law.

5. Invest more than 15% of the Fund’s net assets in illiquid securities.

C.                                    NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

Each Fund must:

1. Maintain its assets so that, at the close of each quarter of its taxable year,

(a)                                         at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund’s total assets and 10 percent of the outstanding voting securities of such issuer, and

(b)                                         no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board without shareholder approval to the extent appropriate in light of changes to applicable tax law requirements.

D.                                    CLASSIFICATION

Each Fund, except Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund and Global Strategic Bond Fund, has elected to be classified as a diversified series of an open-end management investment company.  As a diversified fund, at least 75% of the value of each such Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of such Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.

Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund and Global Strategic Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although each such Fund must meet the tax-related diversification requirements set forth in Section C above.

A Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E.                                     ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS

The information below is not considered to be part of a Fund’s fundamental policy and is provided for informational purposes only.

Except with respect to the asset coverage requirements included in the limitation on borrowing set forth in Section A.1 above, if the percentage restrictions on investments described in this SAI and any Prospectus are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in a Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.

With respect to investment restriction 2, the 1940 Act does not define what constitutes “concentration” in an industry.  However, the U.S. Securities and Exchange Commission (“SEC”) has taken the position that an investment in excess of 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration.  The Funds do not apply this restriction to municipal securities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies.

With respect to investment restriction 5, the 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. A Fund may acquire real estate as a result of ownership of securities or other instruments and a Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.  A Fund is limited in the amount of illiquid assets it may purchase, and to the extent that investments in real estate are considered illiquid, the current position of the SEC generally limits a Fund’s purchases of illiquid securities to 15% of its net assets.

With respect to investment restriction 6, although the 1940 Act does not directly limit a Fund’s ability to invest in physical commodities or contracts relating to physical commodities, a Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by a Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to physical commodities does not constitute qualifying income for this purpose.  In addition, to the extent that any physical commodity or contracts relating to a physical commodity is considered to be an illiquid investment, the current SEC staff position would generally limit a Fund’s purchases of illiquid securities to 15% of net assets of the Fund. Other restrictions that could also limit a Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates a Fund’s diversification, concentration, or securities-

related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.

F.                                      CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS

The investment objective and principal investment strategies for each Fund are discussed in each Fund’s prospectus.  Set forth below are further descriptions of certain types of investments and investment strategies used by one or more of the Funds.  Please see each Fund’s prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks.

Certain descriptions in each Fund’s prospectus and this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument that the Funds may purchase are meant to describe the spectrum of investments that a Fund’s sub-adviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions.  The sub-adviser, in its discretion, may employ any such practice, technique or instrument for one or more of the Funds, but not for all of the Funds, for which it serves as sub-adviser.  It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

Global Strategic Bond Fund has currently elected to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool.  Each Fund, other than Global Strategic Bond Fund, has currently elected not to register with the CFTC as a commodity pool.  As a result, each such Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100 percent of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses).

Each Fund, including Global Strategic Bond Fund, may choose to change its election at any time.

The Board may convert any Fund to a master-feeder structure without shareholder approval and with advance notice to the Fund’s shareholders. Under a master-feeder structure, the Fund (i.e., feeder fund) would seek to achieve its investment objective by, instead of investing in portfolio securities directly, investing all or a portion of its investable assets in another open-end investment management company (i.e., master fund) with substantially the same investment objective, restrictions and policies.

INVESTMENT RISKS

The tables and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks.  Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the tables below as making each type of investment or using each investment strategy (each, a “Covered Fund”).  Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund.  Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI.  For purposes of this section only, the term “Funds” is defined as each of the Funds listed on the front cover page.

	Emerging Markets Debt and Currency Fund	Tax-Aware Bond Fund	Emerging Markets Equity Fund	Emerging Markets Multi- Sector Bond Fund	Income Builder Fund	Global Strategic Bond Fund	International Stock Fund	International Multi-Cap Value Fund	US Small Cap Opportunities Fund	US Small/Mid Cap Opportunities Fund
Active Trading Risk	X	X	X	X	X	X	X	X	X	X
Asset Allocation Risk
Asset-Backed Securities
Asset Segregation	X	X	X	X	X	X	X	X	X	X
Bond Forwards Risk
Borrowing	X	X	X	X	X	X	X	X	X	X
Call Risk
Commodities Regulatory Risk	X	X	X	X	X	X	X	X	X	X
Commodities Sector Risk
Convertible Securities	X		X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X
Derivative Instruments	X	X	X	X	X	X	X	X	X	X
Options Contracts	X	X	X	X	X	X	X	X	X	X
Equity Linked Notes
Futures Contracts & Options on Futures Contracts	X	X	X	X	X	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X	X	X	X	X	X
Inflation-Linked Instruments
Hybrid Instruments
Credit-Linked Securities
Index Securities and Structured Notes
Event Linked Bonds
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X	X	X	X	X	X
Dividend Paying Security Investment Risk
Dollar Rolls	X	X	X	X	X	X	X	X	X	X
Equity Risk			X		X		X	X	X	X
Exchange Traded Funds (ETFs)	X	X	X	X	X	X	X	X	X	X
Exchange Traded Notes (ETNs)	X	X	X	X	X	X	X	X	X	X
Event Risk	X	X	X	X	X	X	X	X	X	X
Fixed Income Market Events	X	X	X	X	X	X	X	X	X	X

	Emerging Markets Debt and Currency Fund	Tax-Aware Bond Fund	Emerging Markets Equity Fund	Emerging Markets Multi- Sector Bond Fund	Income Builder Fund	Global Strategic Bond Fund	International Stock Fund	International Multi-Cap Value Fund	US Small Cap Opportunities Fund	US Small/Mid Cap Opportunities Fund
Fixed Income Securities	X	X	X	X	X	X	X	X	X	X
Foreign Investments	X	X	X	X	X	X	X	X	X	X
Government Intervention in Financial Markets	X	X	X	X	X	X	X	X	X	X
Growth Investing Style Risk
Healthcare-Related Securities Risk	X	X	X	X	X	X	X	X	X	X
High Yield Investments	X	X	X	X	X	X	X	X	X	X
Distressed Securities		X			X	X	X
Illiquid Investments	X	X	X	X	X	X	X	X	X	X
Inflation Protected Debt Securities	X	X	X	X	X	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X	X		X	X	X			X	X
Inverse Floating Rate Securities
Investment Grade Securities	X	X	X	X	X	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X	X	X	X	X	X
Investments in Emerging Market Securities	X		X	X	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X	X	X	X	X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X	X	X	X	X	X
Loans and Loan Participations				X	X	X
LIBOR Risk
Floating Rate Loans
Loan Participations
Senior Loans
Unsecured Loans
Market Risk	X	X	X	X	X	X	X	X	X	X
Master Limited Partnership Risk					X		X	X	X	X
Mid Cap Securities Risk			X		X		X	X	X	X
Money Market Instruments and Temporary Investment Strategies
Mortgage-Related Securities	X	X	X	X	X	X	X	X	X	X
Collateralized Debt Obligations (CDOs)	X	X	X	X	X	X	X	X	X	X
Municipal Securities		X				X
Non-Diversification Risk	X			X		X
Operational Risks	X	X	X	X	X	X	X	X	X	X
Other Capital Securities	X	X	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X	X	X	X	X	X
Private Placement Risk
Private Investments in Public Equity (PIPES)
Quantitative Investing Risk
Real Estate Related Securities Risks	X	X	X	X	X	X	X	X	X	X

	Emerging Markets Debt and Currency Fund	Tax-Aware Bond Fund	Emerging Markets Equity Fund	Emerging Markets Multi- Sector Bond Fund	Income Builder Fund	Global Strategic Bond Fund	International Stock Fund	International Multi-Cap Value Fund	US Small Cap Opportunities Fund	US Small/Mid Cap Opportunities Fund
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X	X	X	X	X	X	X	X	X	X
Rule 144A Securities Risk
Securities Trusts	X	X	X	X	X	X	X	X	X	X
Short Sales Risk						X
Small Capitalization Securities			X		X		X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X
Stripped Securities
Structured Securities	X	X	X	X	X	X	X	X	X	X
Taxable Income Risk	X	X	X	X	X	X	X	X	X	X
To Be Announced (TBA) Transactions Risk	X	X	X	X	X	X	X	X	X	X
Short Sales of TBA Investments Risk						X
Use as Underlying Fund Risk	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X	X
Treasury Inflation-Protection Securities	X	X	X	X	X	X	X	X	X	X
Volatility Risk	X	X	X	X	X	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X

ACTIVE TRADING RISK.  Active or frequent trading of a Fund’s portfolio securities could increase a Fund’s transaction costs (thus adversely affecting performance) and may increase your tax liability as compared to a fund with less active trading policies.

ASSET ALLOCATION RISK.  A Fund’s ability to achieve its investment goal depends upon the investment manager’s skill in determining the Fund’s broad asset allocation mix and selecting underlying investments. Asset allocation risk is the risk that, if a Fund’s strategy for allocating assets among different asset classes and investments does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.  Certain Funds employ a multiple portfolio manager structure and combine different strategies into a single fund.  The investment styles employed by the portfolio managers of these Funds may not be complementary, which could adversely affect the performance of such Funds.

ASSET-BACKED SECURITIES.  Asset-backed securities are securities backed by a pool of some underlying asset, including but not limited to home equity loans, instalment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-backed securities do not always have the benefit of a security interest in the underlying asset.  For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off amounts owed.  The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  If the Funds purchase asset-backed securities that are “subordinated” to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  Tax-exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of each Fund’s investments.

A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is typically backed by a diversified pool of high risk, below investment grade fixed income securities.  The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  Other CDOs are trusts backed by other types of assets representing obligations of various parties.  CDOs may charge management fees and administrative expenses.

For both CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities.  However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in

CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ASSET SEGREGATION.  To the extent required by the SEC guidelines, if a Fund engages in transactions that expose it to an obligation to another party, the Fund will either (i) hold an offsetting position for the same type of financial asset or (ii) maintain cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered pursuant to clause (i).  Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets.  As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the Fund’s ability to meet shareholder redemption requests or other current obligations.  Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

BOND FORWARDS RISK.  A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date.  In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward.  If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period.  Generally, the value of the bond forward will change based on changes in the value of the underlying asset.  Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract).  If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward).

In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (as described in “Asset Segregation” above), or otherwise “cover” its position in bond forwards in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

BORROWING.  Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.”  The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

CALL RISK.  Call risk is the risk that an issuer, especially during periods of falling interest rates, may redeem a security by repaying it early.  Issuers may call outstanding securities prior to their maturity due to a decline in interest rates, a change in credit spreads or changes to or improvements in the issuer’s credit quality.  If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest the money it receives in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features. This could potentially lower the Fund’s income, yield and its distributions to shareholders.

COMMODITIES REGULATORY RISK.  Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact a Fund’s ability to invest in commodity-linked derivatives. In addition, the Internal Revenue Service (the “IRS”) has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations that invest in commodity-linked derivative instruments. See “- Investments in a Subsidiary” below.

COMMODITIES SECTOR RISK.  Investment in commodity related securities or commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities.  The commodities markets have experienced periods of extreme volatility.  Volatility in the commodities markets may result in rapid and substantial changes (positive or negative) in the value of the Fund’s holdings.  The value of commodity related securities and commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, lack of liquidity, and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, as well as participation in the commodities markets of speculators as well as commodity index volatility generally.  The value of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies and are subject to temporary distortions and other disruptions due to, among other factors, the participation of speculators.  The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Fund’s share value to fluctuate. The frequency and magnitude of changes in the commodities markets cannot be predicted. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle to a greater extent than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONVERTIBLE SECURITIES.  The market value of a convertible security typically performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls.  Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock.  A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).

Contingent Convertibles.  Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•                  Loss absorption risk. CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•                  Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•                  Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Synthetic Convertibles.  Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

COUNTERPARTY RISK.  With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.  In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights.  The Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.

CREDIT RISK.  Credit risk is the risk that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.  Securities issued by the U.S. Treasury historically have presented minimal credit risk.  However, in recent years the long-term U.S. credit rating was downgraded by at least one major rating agency as a result of disagreements with the U.S. Government over raising the debt ceiling to repay outstanding obligations and this event has introduced greater uncertainty about the future ability of the U.S. to repay its obligations due to political or other developments.  A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs).  Certain Funds may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation.  ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars.  EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies.  The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted.  A Fund may also invest in depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”).  Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.  The issuers of Unsponsored Depositary Receipts are not obligated to disclose information that would be considered material in the United States.  Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Certain Funds may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs involves further risks due to certain features of GDNs.  GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN. See also “Foreign Investments” below.

DERIVATIVE INSTRUMENTS

Certain Funds may use instruments called derivatives or derivative securities.  A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”).  Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument).  Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange.  Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation.  Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties.  OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts.  OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument.  Derivative contracts may also expose the Fund to additional liquidity and leverage risks.  See “Risk Factors in Derivative Instruments” below.

Certain Funds may use derivatives for cash flow management or, as part of their overall investment strategies, to seek to replicate the performance of a particular index or to enhance returns.  The use of derivatives to enhance returns is considered speculative because the Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions.  When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself.  No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging Risk.  Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings.  For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures.  Derivatives may also be used to hedge against duration risk in fixed-income investments.  Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner.  However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.

Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund.  In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

There can be no assurance that the use of hedging transactions will be effective.  No Fund is required to engage in hedging transactions, and each Fund may choose not to do so.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed.  A Fund’s success in employing derivatives strategies may depend on the sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate.  If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all.  A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations.  Further, suitable derivative transactions might not be available at all times or in all circumstances.  Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.

Options Contracts

An options contract, or an “option,” is a type of derivative.  An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time.  The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial.  The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option.  Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments.  Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts.  A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index).  Certain Funds may also enter into options on foreign currencies.  As with futures and swaps (discussed below), the success of any strategy involving options depends on the sub-adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all.  A Fund may only write “covered” options.  The sections below describe certain types of options and related techniques that the Funds may use.

Call Options.  A call option gives the holder the right to purchase the Underlying Instrument at the exercise price for a fixed period of time.  A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument.  If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option.  Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.

Certain Funds are also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price if the option is exercised at any time before or on its expiration date.  In order for a call option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i)  the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.

A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument.  In writing a call option, however, the Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund.  Also, the Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction.  A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.

Put Options.  A put option gives the holder the right to sell the Underlying Instrument at the exercise price for a fixed period of time.  A Fund would typically purchase a put option in anticipation of a decline in market values of securities.  This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.

Each Fund is also permitted to write covered put options on the securities or instruments in which it may invest.  In order for a put option to be covered, the Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding:  (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.

A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument.  However, as writer of the put and in return for the option premium, the Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase.  Because the purchaser may exercise its right under the option contract at any time during the option period, the Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.

Collars and Straddles.  Certain Funds may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values.  Certain Funds are also permitted to write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument.  A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Indices.  Certain Funds are permitted to invest in options on any index made up of securities or other instruments in which a Fund itself may invest.  Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference.  As with other written options, all index options written by a Fund must be covered.

Risks Associated with Options.  There are several risks associated with options transactions.  For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets.  Such imperfect correlation could then cause a given transaction to fail to achieve its objectives.  Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange.  There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time.  If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised.  Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments.  Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.

The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons:  (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist.  However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group of investors acting in concert.  As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions.  Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded.  To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.

OTC options implicate additional liquidity and credit risks.  Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options.  See “Additional Risk Factors and Considerations of OTC Transactions” below.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The successful use of options depends on the sub-adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets.  See “Risk Factors in Derivative Instruments” below.

Additional Risk Associated with Options on Indices.  The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised.  As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.

Equity Linked Notes

Investments in Equity Linked Notes (“ELNs”) often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and a Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment. See also “Foreign Investments — Linked Notes” below.

Futures Contracts and Options on Futures Contracts

A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time.  The Funds are generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.

No price is paid upon entering into a futures contract.  Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction.  The margin required for a futures contract is usually less than ten percent of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract.  Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”).  If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures involve substantial leverage risk.

An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date.  As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract.  In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.

Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss.  While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.

A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts.  A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time.  The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.

Risks Associated with Futures and Futures Options.  The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) the sub-adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance in its obligations.  Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.  Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.

U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Additional Considerations of Commodity Futures Contracts.  In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts.  In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract.  To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

Other Considerations Related to Options and Futures Options.  Each Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Swap Agreements and Swaptions

A swap agreement, or a swap, is a type of derivative instrument.  Swap agreements are entered into for periods ranging from a few weeks to more than one year.  In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument.  The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed.  The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index.  The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.

A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments.  A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio.  If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap.  A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the sub-adviser to be creditworthy.  If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors.  In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps.  A Fund may also enter into options on swap agreements (“swaptions”).  Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.  The sections below describe certain swap arrangements and related techniques that the Funds may use.

Interest Rate Swaps, Caps, Floors and Collars.  An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa).  For example, a $10 million LIBOR swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.

Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes.  Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations.  Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes.  In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).

A Fund may also purchase or sell interest rate caps or floors.  In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level.  In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level.  An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.

Commodity Swaps.  A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument.  In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee.  As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap.  However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee.  Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals.  As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.  See “LIBOR Risk” above.

Currency Swaps.  A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule.  The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both).  Funds may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities.  However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates.  In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps.  A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs.  In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument.  The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets.  Credit default swaps typically last between six months and three years, provided that no credit event occurs.  Credit default swaps may be physically settled or cash settled.

A Fund may be either the protection buyer or the protection seller in a CDS.  A Fund generally will not buy protection on issuers that are not currently held by that particular Fund.  However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund’s holdings or exposures and the reference entities in the credit default swap.  If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS).  However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value.  If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer.  However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).

A Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world.  The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets.  CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry.  While investing in CDXs increases the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments).  The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.

Total return swaps, asset swaps, inflation swaps and similar instruments.  A Fund may enter into total return swaps, asset swaps, inflation swaps and other types of swap agreements.  In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments).  Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument.  For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index.  Inflation swaps are generally used to transfer inflation risk.  See “Inflation-Linked Instruments” herein.

Swaptions.  A Fund may also enter into swap options, or “swaptions.”  A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms.  A Fund may write (sell) and purchase put and call swaptions.  Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.  When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option.  When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.

Asset Segregation.  As investment companies registered with the SEC, the Funds may “set aside” (often referred to as “asset segregation”) liquid assets, or otherwise “cover” their positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.  Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.

Risks Associated with Swaps and Swaptions.  Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions.  These investments involve significant risk of loss.  Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  If the sub-adviser is incorrect in its forecast of market values, the sub-adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.  Also, certain restrictions imposed by the Code may limit the Fund’s ability to use swap agreements.

If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses.  Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.  However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.  There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the sub-adviser believes are advantageous to such Fund.  In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased.  Investing in swaps and related techniques involves the risks associated with investments in derivative instruments.  Please see “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations in OTC Transactions” below.

Inflation-Linked Instruments

Certain Funds are permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure.  Inflation — a general rise in the prices of goods and services — is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by the U.K. Office for National Statistics.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-linked derivatives are derivative instruments that tie payments to an inflation index.  Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps.  A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI.  The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement.  CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity.  The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI.  A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

Other types of inflation derivatives include inflation options and futures.  There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services.  Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.  Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally.  See “Risk Factors in Derivative Instruments” herein.  The market for inflation-linked instruments is still developing.  The sub-adviser reserves the right to use the instruments discussed above and similar instruments that may be available in the future.

Hybrid Instruments

A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative.  For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level.  This is a hybrid instrument combining a bond with an option on oil.

Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with traditional investments with similar characteristics.  Hybrid instruments are potentially more volatile than traditional investments and, depending on the structure of the particular hybrid, may expose the Fund to additional leverage and liquidity risks.  Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids.  Described below are certain hybrid instruments the Funds may use in seeking to achieve their investment objectives.  The sub-adviser reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.

Credit-Linked Securities.  Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities.  Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term.  However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.

Indexed Securities and Structured Notes.  Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index).  Structured notes are debt indexed securities.  Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments.  The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital.  These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator.  Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.

Event-Linked Bonds.  Certain Funds may invest in “event-linked bonds” (or “catastrophe bonds”).  The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic.  If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond.  Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred.  Such extension may increase volatility.  Event-linked bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.  Event-linked bonds are subject to the risks inherent in derivative transactions.  See “Derivative Instruments — Risk Factors in Derivative Instruments” below.

Foreign Currency Transactions

All Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts.  The Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns.  A Fund may enter into currency transactions only with counterparties that the sub-adviser deems to be creditworthy.  Certain of the foreign currency transactions the Funds may use are described below.

Forward Currency Contracts.  Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy.  Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date.  The market value of a forward fluctuates with changes in foreign currency exchange rates.  Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation.  A Fund will record a realized gain or loss when the forward is closed.  Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received.  Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

In a “position hedge,” the Fund uses a forward to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value.  Position hedges tend to offset both positive and negative currency fluctuations.  Alternately, the Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen.  This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency.  However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.

The Funds may also engage in cross-hedging by entering into forward contracts in one currency against a different currency.  Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.

Forward Rate Agreements.  Certain Funds may also enter into forward rate agreements.  Under a forward rate agreement, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.  These instruments are traded in the OTC market.  These transactions involve risks, including counterparty risk.  See “Risk Factors in Derivative Instruments” below.

Currency Swaps, Options and Futures.  In order to protect against currency fluctuations and for other investment purposes, the Funds may enter into currency swaps, options and futures.  See “Swap Agreements and Swaptions — Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

Additional Risks Associated with Foreign Currency Transactions.

It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain.  Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward.  Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.  To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as a result of its hedging transactions.  It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

A Fund may buy or sell foreign currency options either on exchanges or in the OTC market.  Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.  Foreign currency transactions are also subject to the risks inherent in investments in foreign markets.  Please see “Foreign Investments” below.

Risk Factors in Derivative Instruments

Derivatives are volatile and involve significant risks, including:

Correlation Risk — the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.

Counterparty Risk — the risk that the party on the other side of an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.

Credit Risk — the risk that the issuer of a security will not be able to make timely principal and interest payments.  Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer.  The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Index Risk — in respect of index-linked derivatives, the risks associated with changes in the underlying indices.  If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid.  Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk — the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration).  Falling interest rates also create the potential for a decline in a Fund’s income.

Leverage Risk — the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment.  Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.

Tax Risk—The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset.  The use of derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.

Short Position Risk- A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss

The potential loss on derivative instruments may be substantial relative to the initial investment therein.  A Fund incurs transaction costs in opening and closing positions in derivative instruments.  There can be no assurance that the use of derivative instruments will be advantageous.

Regulatory Aspects of Derivatives and Hedging Instruments.

As a result of amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), HFMC must either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.

Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC.   Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.

Certain Funds have filed a notice of eligibility claiming an exclusion from the definition of the term CPO and therefore such Funds are not subject to registration or regulation as a CPO under the CEA.  Consistent with certain other Funds’ investment strategies, HFMC intends to maintain the flexibility to use futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules. As such, HFMC is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to these Funds.  In the event that a Fund not currently registered with or regulated by the CFTC engages in transactions that require registration as a CPO in the future, the Fund will comply with applicable regulations.  If a Fund operates subject to CFTC regulation, it may incur additional expenses.

Additional Risk Factors and Considerations of OTC Transactions

Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk.  This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted.  The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.  The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.  In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists).  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.

DIVIDEND PAYING SECURITY INVESTMENT RISK.  Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies.  Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.  In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends.  A Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.

DOLLAR ROLLS.  In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.  The Fund gives up the right to receive principal and interest paid on the securities sold.  However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received.  Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls.  The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the sub-adviser, as appropriate, to predict interest rates correctly.  There is no assurance that dollar rolls can be successfully employed.  In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund’s assets that are subject to market risk to an amount that is greater than such Fund’s net asset value, which could result in increased volatility of the price of such Fund’s shares.  Further, entering into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty may be restricted.  Also, the value of the underlying security may change adversely before a Fund is able to purchase it, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market.  Further, because the counterparty may deliver a similar, but not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

EQUITY RISK.  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

ETFs.  ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE MKT LLC and the New York Stock Exchange) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities.  As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day.  ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed.  An investment in an ETF generally implicates the following risks:  (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the risk that an active market for the ETF’s shares may not develop or be maintained.  Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests.  ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.  An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.  Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted.

Generally, a Fund will not purchase securities of an investment company (which would include an ETF) if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds sponsored by other fund families to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund.  The Funds may rely on these exemptive orders to invest in ETFs.

ETNs.  ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists.  The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

EVENT RISK.  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers or similar events financed by the issuer’s taking on additional debt.  As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

FIXED INCOME MARKET EVENTS.  The fixed income markets have experienced a period of extreme volatility that has negatively impacted a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors.  As a result, fixed income instruments are experiencing reduced liquidity, increased price volatility, credit downgrades and increased likelihood of default.  Domestic and international equity markets have also been experiencing heightened volatility and turmoil that has particularly affected issuers with exposure to the real estate, mortgage and credit markets.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and their yields to decline.  These events as well as continuing market upheavals may have an adverse effect on the Funds and may result in increased shareholder redemptions.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise.  While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through the end of 2012.  In 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind-down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.  The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has broad authority to promote the orderly administration of FNMA’s and FHLMC’s affairs, including the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, and the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent.  Although FHFA has indicated that it has no present intention to repudiate or to transfer any guaranty obligations, holders of FNMA or FHLMC mortgage-backed securities would be adversely affected in the event that the FHFA exercised either of these powers granted to it under the Reform Act.  In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to  replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent.  The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

In addition, following the recent global financial crisis, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities.

FIXED INCOME SECURITIES.  Certain Funds are permitted to invest in fixed income securities including, but not limited to:  (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations (“CMOs”); (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies or other foreign issuers; (6) commercial mortgage-backed securities; and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

FOREIGN INVESTMENTS

Certain Funds may invest in foreign issuers and borrowers, which include:  (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States.  These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.

Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities.  Less information may be available about foreign entities compared with U.S. entities.  For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

Recent geopolitical events in the European Union (particularly in Greece) and in China may disrupt securities markets and adversely affect global economies and markets. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries.

A default or debt restructuring by any European country, including Greece, would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries.  If Greece or any other member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses.  In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by a Fund.

Currency Risk and Exchange Risk.  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.  Moreover, transaction costs are incurred in connection with conversions between currencies.

Linked Notes.  A Fund may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index.  Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock.  LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined.  LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption.  A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

Settlement Risk.  Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions.  If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period.  There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund.  Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.  In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.

There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets.  In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.  See “Investments in Emerging Market Securities” below.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS.  During the 2008 global financial crisis, instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may in the future take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole.  The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by deferring their resolution to a future date.  This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  HFMC and the sub-adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

GROWTH INVESTING STYLE RISK.  Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market.  The price of a growth company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser.  Growth companies are often newer or smaller companies, or established companies that may be entering a growth cycle in their business.  Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.  Also, the growth investing style may over time go in and out of favor.  At times when the growth investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

HEALTHCARE-RELATED SECURITIES RISK.  Many healthcare-related companies are smaller and less seasoned than companies in other sectors.  Healthcare-related companies may also be strongly affected by scientific or technological developments, and their products may quickly become obsolete.  Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims.  Further, many healthcare-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws.  For example, the Patient Protection and Affordable Care Act was enacted in 2010 and the long-term impact of this legislation or of other healthcare-related proposals that might be proposed or enacted in the future on healthcare-related companies cannot be accurately predicted.

HIGH YIELD INVESTMENTS (“JUNK BONDS”).  Any security or loan with a long-term credit rating of “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard and Poor’s Corporation (“S&P”) or “BB” or lower by Fitch, Inc. (“Fitch”), as well as any security or loan that is unrated but determined by the sub-adviser to be of comparable quality, is below investment grade.

Securities and bank loans rated below investment grade are commonly referred to as “high yield-high risk debt securities,” “junk bonds,” “leveraged loans” or “emerging market debt,” as the case may be.  Each rating category has within it different gradations or sub-categories.  For instance the “Ba” rating for Moody’s includes “Ba3”, “Ba2” and “Ba1”.  Likewise the S&P and Fitch rating category of “BB” includes “BB+”, “BB” and “BB-”.  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  Descriptions of the debt securities and bank loans ratings system, including the speculative characteristics attributable to each ratings category, are set forth in Appendix A to this SAI.

Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund.  Junk bonds may be issued by less creditworthy issuers.  Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds.  In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.  Junk bonds are also subject to extreme price fluctuations.  Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.  Further, issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

In addition, junk bonds frequently have redemption features that permit an issuer to repurchase the security before it matures.  If an issuer redeems junk bonds owned by a Fund, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.  Junk bonds may also be less liquid than higher rated fixed income securities, even under normal economic conditions.  Moreover, there are relatively few dealers in the junk bond market, and there may be significant differences among these dealers’ price quotes.  Because they are less liquid, judgment may play a greater role in valuing these securities than is the case with securities that trade in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.  The credit rating of a junk bond does not necessarily take into account its market value risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.  These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income and may be less liquid than securities and bank loans in higher rating categories.  Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  As such, these investments often have reduced values that, in turn, negatively impact the value of the Fund’s shares.  If a security or bank loan is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

Distressed Securities.  A Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Investments in such distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds.  A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment.  In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment.  A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ILLIQUID INVESTMENTS.  Illiquid investments are investments that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used for such investments in the determination of a Fund’s net asset value.  A Fund may not be able to sell illiquid securities or other investments when the sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid.  Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.

Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions.  Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen.  With respect to over-the-counter (“OTC”) securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments.  If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable.  However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Board of Directors.  These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity.  The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists and thus negatively affect a Fund’s net asset value.

Under interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid:  (i) repurchase agreements maturing in more than seven days; (ii) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (iii) option contracts with respect to specific securities, that are not traded on a national securities exchange and not readily marketable; and (iv) any other securities or investments in which a Fund may invest that are not readily marketable.

INFLATION PROTECTED DEBT SECURITIES. Certain Funds may invest in inflation-protected debt securities, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security.  Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The value of inflation protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation).  In general, the price of an inflation-indexed security decreases when real interest rates increase, and increases when real interest rates decrease.

Interest payments on inflation protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.  The U.S. Treasury only began issuing TIPS in 1997, and corporations began issuing corporate inflation protected securities (“CIPS”) even more recently.  As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets.  There can be no assurance that the inflation index used in these securities (i.e., the CPI) will accurately measure the real rate of inflation.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for the amount of the increase in the calendar year, even though a Fund will not receive its principal until maturity.  Although corporate inflation protected securities with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities, and CIPS are currently issued in five-year, seven-year and ten-year maturities.  Repayment of the original security principal upon maturity (as adjusted for inflation) is generally guaranteed in the case of TIPS, even during a period of deflation.  However, the current market value of the securities is not guaranteed and will fluctuate.  Other inflation related securities, such as CIPS, may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INITIAL PUBLIC OFFERINGS.  The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO.  Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.  The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value.  Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable.  Investors should not rely on past gains attributable to IPOs as an indication of future performance.

INTEREST RATE RISK.  Interest rate risk is the possibility an investment may go down in value when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall.  Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk.  For this reason, the longer a Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.  A variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates.  Falling interest rates may also lead to a decline in a Fund’s income.  Interest rates in the United States have recently been at, or near, historic lows.  This may increase a Fund’s exposure to risks associated with rising rates, which may be particularly relevant for a Fund under current economic conditions, especially if the Federal Reserve Board continues its policy of tapering quantitative easing. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time. A rise in interest rates could also cause investors to rapidly move out of fixed-income securities, which may increase redemptions in a Fund and subject the Fund to increased liquidity risk. A substantial increase in interest rates may also have an adverse impact on the liquidity of one or more portfolio securities, especially those with longer maturities.

INVERSE FLOATING RATE SECURITIES.  Inverse floating rate securities, also called inverse floaters or residual interest bonds, are variable-rate securities whose coupon changes in a direction opposite from that of a specified interest rate.  Generally, income on inverse floaters decreases when interest rates rise and increases when interest rates fall.  Inverse floaters may be subject to leverage risk and counterparty risk.  These risks are greater for inverse floaters that are structured as tender option bonds (“TOBs”).  Inverse floaters can have the effect of providing a degree of investment leverage because they may increase or decrease in value in response to changes (e.g., changes in market interest rates) at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to the same changes.  Therefore, the market values of such securities are generally more volatile than the market values of fixed-rate securities (especially during periods when interest rates are fluctuating).  A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated.  Moreover, the markets for this type of security may be less developed and less liquid than the markets for traditional municipal securities.   Investments in inverse floaters in the form of TOBs are also subject to risks related to the termination of the trust that issues the TOB, which could expose a Fund to losses associated with such termination.

Certain Funds may invest in municipal inverse floaters, which are a type of inverse floater in which a municipal bond is deposited with a special purpose vehicle (SPV), which issues, in return, the municipal inverse floater (which is comprised of a residual interest in the cash flows and assets of the SPV) plus proceeds from the issuance by the SPV of floating rate certificates to third parties.  This type of municipal inverse floater generally includes the right to “unwind” the transaction by (1) causing the holders of the floating rate certificates to tender their certificates at par and (2) returning the municipal inverse floater to the SPV in exchange for the original municipal bond.  If the holder of the inverse floater exercises this right, it would pay the par amount due on the floating rate certificates and exchange the municipal inverse floater for the underlying municipal bond.  The SPV may also be terminated for other reasons (as defined in its operative documents), such as a downgrade in the credit rating of the underlying municipal bond, a payment failure by or the bankruptcy of the issuer of the underlying municipal bond, the inability to remarket floating rate certificates or the SPV’s failure to obtain renewal of the liquidity agreement relating to the floating rate certificates.  In the event of such a termination, an investor, such as a Fund, shall have the option but not the obligation to effect the economic equivalent of an “unwind” of the transaction.  The holder of a municipal inverse floater generally bears all of the investment risk associated with the underlying bond.

Inverse floating rate securities are subject to the risks inherent in derivative instruments.  See “Derivative Instruments” herein.

INVESTMENT GRADE INVESTMENTS. Certain Funds are permitted to invest in debt securities rated within the four highest rating categories (e.g., “Aaa”, “Aa”, “A” or “Baa” by Moody’s, “AAA”, “AA”, “A” or “BBB” by S&P or “AAA”, “AA”, “A” or “BBB” by Fitch) (or, if unrated, securities of comparable quality as determined by the sub-adviser) (see Appendix A to this SAI for a description of applicable securities ratings).  These investments are generally referred to as “investment grade investments.” Each rating category has within it different gradations or sub-categories.  If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category.  If a security is downgraded to a rating category that does not qualify for investment, the sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.  Debt securities carrying the fourth highest rating (e.g., “Baa” by Moody’s, “BBB” by S&P and “BBB” by Fitch) and unrated securities of comparable quality (as determined by the sub-adviser) are considered to have speculative characteristics with respect to the issuer’s continuing ability to meet principal and interest payments, involve a higher degree of risk and are more sensitive to economic change than higher rated securities.

INVESTMENT STRATEGY RISK.  Investment strategy risk is the risk that, if the sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money.  There is no guarantee that a Fund’s investment objective will be achieved.

INVESTMENTS IN EMERGING MARKET SECURITIES.  Certain Funds may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.”  Emerging markets are those markets included in emerging market or equivalent classifications by the World Bank, the International Finance Corporation, the United Nations (and its agencies) or markets the Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur.  In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.

Some countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts.  A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property.  Settlements of trades in emerging markets may be subject to significant delays.  The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems.  Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest.  Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.  This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries.  In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.

In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks.  Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks.  Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership.  Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight.  In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.  In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange.  However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Funds intend to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a Fund.

Certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations.  In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or other countries could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.  These sanctions, could also impair a Fund’s ability to meet its investment objective.  For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions.  In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments.  This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions.  A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

LARGE SHAREHOLDER TRANSACTION RISK. A Fund may experience adverse effects when certain large shareholders purchase or redeem large numbers of shares of the Fund. These shareholders (or a single shareholder) may redeem or purchase shares of the Funds in large amounts unexpectedly or rapidly, including as a result of an asset allocation decision made by a Fund’s investment manager or sub-adviser. Such transactions could adversely affect the ability of a Fund to conduct its investment program. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

LENDING PORTFOLIO SECURITIES.  Subject to its investment restrictions set forth under “Investment Objectives and Policies”, and subject to the Board’s approval, each Fund may from time to time lend portfolio securities to broker-dealers and other institutions as a means of earning additional income.  If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines, which must be approved by the Board.  The borrower is also required to pay the Fund any dividends or distributions accruing on the loaned securities.

A Fund does not have the right to vote proxies for securities that are on loan, but in order to vote the proxies it may recall loaned securities.  The Board has in the past and may in the future approve guidelines that define circumstances (generally, those that may have a material effect on the Fund’s investment) under which a Fund security should be restricted from lending (or recalled from lending) so that its proxies can be voted.  The Fund’s right to recall loaned securities for purposes of voting proxies may not be exercised if, for example, the Board-approved guidelines did not require the security to be restricted from lending or recalled, or if it is determined to be in the best interests of the Fund not to restrict or recall the security in order instead to earn additional income on the loan.  For more information about proxy voting policies and instances in which a Fund’s sub-adviser may choose not to vote proxies, see “Proxy Voting Policies and Procedures” below.

A Fund is subject to certain risks while its securities are on loan, including the following:  (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline;  (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to recall the securities for purposes of voting may not be effective.

LIQUIDATION OF FUNDS.  The Board may determine to close and liquidate a Fund at any time.  In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund.  A liquidating distribution will generally be a taxable event for shareholders and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.

LOANS AND LOAN PARTICIPATIONS.  Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure.  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks.  As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.  However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans.  A Fund may make certain corporate loan investments as part of a broader group of lenders (together often referred to as a “syndicate”) that is represented by a leading financial institution (or agent bank).  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems or is terminated, the Fund may not recover its investment or recovery may be delayed.  Corporate loans may be denominated in currencies other than U.S. dollars and are subject to the credit risk of nonpayment of principal or interest.  Further, substantial increases in interest rates may cause an increase in loan defaults.  Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid or lose all or substantially all of its value subsequent to investment.  If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to the collateral.  In addition, the value of collateral may erode during a bankruptcy case.  In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  Holders’ claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  Also, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.  Many such loans are relatively illiquid and may be difficult to value.

Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower.  If interest were required to be refunded, it could negatively affect Fund performance.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Some companies may never pay off their indebtedness or pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Investments in bank loans through a direct assignment of the financial institution’s interest with respect to the bank loan may involve additional risks.  For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment, and revolving credit facilities, which would require a Fund to make additional investments in the bank loans as required under the terms of the credit facility at the borrower’s demand.

A financial institution’s employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness.  However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

LIBOR Risk.  According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.

Floating Rate Loans.  Certain Funds may invest in interests in floating rate loans (often referred to as “floaters”).  Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower.  A Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) and unsecured loans.  The Funds may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.  Floating rate loans typically have rates of interest that are reset or redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread.  The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.  Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan.  Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan or as a participation interest in another lender’s portion of the floating rate loan.

The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.  As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.  Floating rate loans generally are subject to legal or contractual restrictions on resale.  The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans.  For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time.  During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.  Difficulty in selling a floating rate loan can result in a loss and can hinder a Fund’s ability to meet redemption requests.

Many loans in which a Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange.  The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange-listed securities.  In evaluating the creditworthiness of Borrowers, the investment manager and/or sub-adviser considers, and may rely in part, on analyses performed by others.  In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality.  Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds”.  Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations.  The sub-adviser does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal.  Floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans.  Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.  Some floating rate loans are also subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower.  If interest were required to be refunded, it could negatively affect the Fund’s performance.

Prepayment Risks.  Most floating rate loans and certain debt securities allow for prepayment of principal without penalty.  Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes.  Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited.  Further, loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

Market Risks.  Significant events, such as turmoil in the financial and credit markets, terrorist events, and other market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the markets and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund’s assets.  Other economic factors (such as a large downward movement in security prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations.  Rating downgrades of holdings or their issuers will generally reduce the value of such holdings.  Each Fund is also subject to income risk, which is the potential for a decline in a Fund’s income due to falling interest rates or market reductions in spread.

Terrorist attacks and related events, including wars in Iraq and Afghanistan and their aftermath, and the recent rise of the militant group known as the Islamic State of Iraq and Syria, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to investments in floating rate loans.  In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities; as such, these circumstances and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.  The Funds cannot predict the effects of similar events in the future on the U.S. economy.

Material Non-Public Information.  A Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer.  Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

Regulatory Risk.  To the extent that legislation or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans, particularly in connection with highly leveraged transactions, floating rate loans for investment may become less available.  Any such legislation or regulation could also depress the market values of floating rate loans.  Loan interests may not be considered “securities,” and purchasers, such as a Fund, may, therefore, not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loan Participations.  A participation interest is a fractional interest in a loan, issued by a lender or other financial institution.  The lender selling the participation interest remains the legal owner of the loan.  Where a Fund is a participant in a loan, it does not have any direct claim on the loan or any rights of set-off against the borrower and may not benefit directly from any collateral supporting the loan.

As a result, the Fund is subject to the credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The lack of a highly liquid secondary market may have an adverse impact on the ability to dispose of particular loan participations when necessary to meet redemption of a Fund’s shares, to meet a Fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.  The lack of a highly liquid secondary market for loan participations also may make it more difficult for a Fund to value these investments for purposes of calculating its net asset value.

Senior Loans.  Senior debt (frequently issued in the form of senior notes or referred to as senior loans) is debt that takes priority over other unsecured or otherwise more “junior” debt owed by the issuer.  Senior debt has greater seniority in the issuer’s capital structure than subordinated debt.  In the event the issuer goes bankrupt, senior debt theoretically must be repaid before other creditors receive any payment.  There is less readily available, reliable information about most senior loans than is the case for many other types of securities.  In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting a Fund’s investments in senior loans, and thus the sub-adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources.  As a result, a Fund that invests in senior loans is particularly dependent on the analytical abilities of its sub-adviser.

An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value even before a default occurs.  Further, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect a senior loan’s value.

No active trading market may exist for certain senior loans, which may impair a Fund’s ability to realize full value in the event that it needs to sell a senior loan and may make it difficult to value senior loans.  Adverse market conditions may impair the liquidity of some actively traded senior loans.  To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although senior loans in which the Funds invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.  If the terms of a senior loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrowers’ obligations under the senior loans.  To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Uncollateralized senior loans involve a greater risk of loss.  Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund.  Such court action could under certain circumstances include the invalidation of senior loans.

If a senior loan is acquired through an assignment, a Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral.  If a senior loan is acquired through a participation, the acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the entity selling the participation.

Senior loans in which a Fund may invest may be rated below investment grade.  The risks associated with these senior loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  This higher standing of senior loans has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, senior loans generally are subject to less interest rate risk than other below investment grade securities (which are typically fixed rate).

Unsecured Loans.  The claims of holders of unsecured loans are subordinated to, and thus lower in priority of payment to, claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.  Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions.  In addition, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Delayed Settlement.  Compared to securities and to certain other types of financial assets, purchases and sales of senior loans take relatively longer to settle, partly due to the fact that senior loans require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, recent regulatory changes have increasingly caused dealers to insist on matching their purchases and sales, which can lead to delays in a Fund’s settlement of a purchase or sale of a senior loan in circumstances where the dealer’s corresponding transaction with another party is delayed. Dealers will also sometimes sell senior loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase.

This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave a Fund unable to timely vote, or otherwise act with respect to, senior loans it has agreed to purchase; (iii) delay a Fund from realizing the proceeds of a sale of a senior loan; (iv) inhibit a Fund’s ability to re-sell a senior loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent a Fund from timely collecting principal and interest payments; and (vi) expose a Fund to adverse tax or regulatory consequences.

MARKET RISK.  Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably.  Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner.

MASTER LIMITED PARTNERSHIP (“MLP”) RISK.  Securities of master limited partnerships are listed and traded on U.S. securities exchanges.  The value of an MLP fluctuates based predominately on its financial performance, as well as changes in overall market conditions.  Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price.  In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.  The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, the Fund’s after-tax return from its MLP investment would be materially reduced.

MID CAP SECURITIES RISK.  Mid capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.  These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.  Generally, the smaller the company’s size, the greater these risks.

MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES. Each Fund may hold cash and invest in money market instruments at any time. Each Fund may invest some or all of its assets in cash, high quality money market instruments and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions when HFMC or a Fund’s sub-adviser subject to the overall supervision of HFMC, as applicable, deems it appropriate.

Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.  Each Fund may also invest in registered money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act.  A Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which permit the potential imposition of liquidity fees and redemption gates under certain circumstances.

MORTGAGE-RELATED SECURITIES.  The mortgage-related securities in which certain Funds may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, various governmental, government-related and private organizations and others.  The Funds may also invest in similar mortgage-related securities that provide funds for multi-family residences or commercial real estate properties.

Mortgage-related securities are subject to certain specific risks.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility.  This is known as “extension risk.”  In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.”  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of a Fund because the Fund may have to reinvest that money at lower prevailing interest rates.  Mortgage-related securities are also subject to the risk that the underlying loans may not be repaid.  The value of mortgage-related securities can also be significantly affected by the market’s perception of the issuers and the creditworthiness of the parties involved.

The yield characteristics of mortgage securities differ from those of traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time.  The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers and unemployment rates.

Mortgage securities differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity.  As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages.  When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities.  For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of “locking in” long-term interest rates.

Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations (which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”)).  A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Multiple-class mortgage-related securities are referred to herein as “CMOs.” Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.  Investors typically receive payments out of the interest and principal on the underlying mortgages, which payments and the priority thereof are determined by the specific terms of the CMO class.  CMOs may be issued by U.S. or non-U.S. issuers.  CMOs involve special risks, and evaluating them requires special knowledge.

CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity.  As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, any given CMO structure may react differently from the way anticipated and thus affect the Fund’s portfolio in different, and possibly negative, ways.  Market changes may also result in increased volatility in market values and reduced liquidity.  CMOs may lack a readily available secondary market and be difficult to sell at the price at which a Fund values them.

Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates, such as interest-only (“IO”) and principal-only (“PO”) classes.  These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates.  IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets.  If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced.  In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or rated AAA or the equivalent.  Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets.  PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Inverse floating rate CMOs, which pay interest at a rate that decreases when a specified index of market rates increases (and vice versa), also may be extremely volatile.  If the Funds purchase mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to holders of the securities, which would thus reduce the values of the securities or in some cases render them worthless. The Funds may invest in mortgage-backed securities issued by the U.S. Government.  See “U.S. Government Securities Risk” below.  To the extent a Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks.  Mortgage-related securities issued by private issuers are subject to the credit risks of the issuers, as well as to interest rate risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer.  There can be no assurance that the private insurers can meet their obligations under the policies.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund.  The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.  Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Issuers of certain CMOs may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.  In addition, as a result of its investment in asset-backed securities, a Fund would be subject to the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Collateralized Debt Obligations (CDOs).  The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. A Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO tranches can decline considerably. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

MUNICIPAL SECURITIES. Municipal securities primarily include debt obligations of the states and their agencies, universities, boards, authorities and political subdivisions (e.g., cities, towns, counties, school districts, authorities and commissions), which are issued to obtain funds for public purposes, including the construction or improvement of a range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works.  Municipal securities may also be issued for other public purposes such as the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment or any authorized corporate purpose of the issuer, except for the payment of current expenses.  Certain types of industrial development (or private activity) bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.  In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams.  Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation (but, note that municipal securities may include securities that pay interest income subject to the Alternative Minimum Tax).

The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds.  General obligation bonds are obligations payable from the issuer’s general unrestricted revenues and not from any particular fund or revenue source.  The characteristics and methods of enforcement of general obligation bonds vary according to the laws applicable to the particular issuer.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility.  Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues, pledged to payment of the bonds, of the project to be financed.  The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A of this SAI).  The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate.  However, the ratings are general, not absolute, standards of quality.  Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal securities risks include the possibility that the issuer may not be able to pay interest or repay principal when due; the relative lack of information about certain issuers of municipal securities; and the possibility of future legislative changes that could affect the market for and value of municipal securities.  Municipal securities are subject to interest rate risk, credit risk and market risk. Because municipal securities are issued to finance similar projects, conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

In addition to these risks, investment in municipal securities is also subject to:

General Obligation Bonds Risk — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal.  Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue (or Limited Obligation) Bonds Risk — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source.  These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity (or Industrial Development) Bonds Risk — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise.  The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.  If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risk — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality.  If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risk — Municipal notes are shorter term municipal debt obligations.  They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts.  If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Bankruptcy Risk — The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city’s outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. For Funds that may hold securities that are affected by a city’s bankruptcy filing, a Fund’s investments in those securities may lose value, which could cause the Fund’s performance to decline.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation.  The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so.  Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.  However, if the issuer does not fulfill its payment obligation (i.e., annually appropriate money to make the lease payments) it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

Tax-Exempt Status Risk - Municipal securities are subject to the risk that the IRS may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal security is taxable, which may result in a significant decline in the value of the security.

Investment in Bonds Issued by Puerto Rico. As with state municipal securities, events in any of the territories, such as Puerto Rico, where a Fund may invest may affect the Fund’s investments and its performance.  Certain municipal issuers in Puerto Rico have experienced and continue to experience significant financial difficulties. In February 2014, credit rating firms Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. As of February 4, 2014, S&P rated Puerto Rico’s general obligation debt at BB+, with a negative outlook. As of February 7, 2014, Moody’s rated the island’s general obligation debt Ba2 with a negative outlook and Fitch rated the commonwealth at BB with a negative outlook as of February 11, 2014.  Holdings rated below investment grade may fluctuate more in value, be harder to sell and value, and be subject to greater credit risk than investment grade securities.  The February 2014 downgrades and any further downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal securities. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.

For the purpose of diversification under the 1940 Act, identifying the issuer of a municipal security depends on the terms of the security.  If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision will be deemed the sole issuer of the security.  If the security is backed only by the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision, but not by the state or political subdivision itself, such agency, authority or instrumentality will be deemed to be the sole issuer.  Similarly, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality (e.g., utility revenue bonds), and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer.  In the case of an industrial development bond, if the bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, such non-governmental user will be deemed to be the sole issuer.  If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund’s total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

Municipal bonds are traded in the “over-the-counter” market among dealers and other large institutional investors, which, together with the broader fixed-income markets, began in the latter months of 2008 to experience increased volatility and decreased liquidity in response to challenging economic conditions and credit tightening.  If market liquidity decreases, a Fund may not be able to sell bonds readily at prices reflecting the values at which the bonds are carried on the Fund’s books.

NON-DIVERSIFICATION RISK.  Certain Funds are non-diversified, which means they are permitted to invest a greater portion of their assets in a smaller number of issuers than a “diversified” fund.  Thus, a Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may result in a greater risk of loss.  A non-diversified Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

OPERATIONAL RISKS.  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  Among other things, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period.  While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund.  In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity.  As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cyber security breaches.

OTHER CAPITAL SECURITIES.  Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure.  The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity.  There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default.  The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.

OTHER INVESTMENT COMPANIES.  Certain Funds are permitted to invest in other Hartford Funds and/or investment companies sponsored by other fund families (including investment companies that may not be registered under the 1940 Act) such as holding company depository receipts (“HOLDRs”) and ETFs.  Securities in certain countries are currently accessible to the Funds only through such investments.  Investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment by the Funds of a portion of the expenses, including advisory fees, of such other investment companies.  The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies or ETFs to meet their investment objective.

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  Generally, a Fund will not purchase securities of an investment company if, as a result:  (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company.

PREFERRED STOCK RISK.  The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities.  The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

PRIVATE PLACEMENT RISK.  Investments in private placements are generally considered to be illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause a Fund difficulty in satisfying redemption requests. In addition, less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities.  Difficulty in valuing a private placement may make it difficult to accurately determine a Fund’s exposure to private placement investments, which could cause the Fund to invest to a greater extent than permitted in illiquid investments and subject the Fund to increased risks.  Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on a Fund’s performance.

Some privately placed companies in which a Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. There is no assurance that the marketing efforts of any particular company will be successful or that its business will succeed. In addition, timely or accurate information may at times not be readily available about the business, financial condition and results of operations of the privately held companies in which a Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

Private Investments in Public Equity (PIPEs). PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933 (the “Securities Act”), or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

QUANTITATIVE INVESTING RISK.  Certain Funds may use quantitative analysis techniques to manage all or a portion of the Fund’s portfolio.  The value of securities or other investments selected using quantitative analysis may perform differently from the market as a whole or from their expected performance for many reasons, including, but not limited to, factors used in building the quantitative analytical framework, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. The models used may be predictive in nature and such models may result in an incorrect assessment of future events. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies).  The use of quantitative analysis to support investment decisions may cause a Fund to underperform other funds that have similar investment strategies or that select securities or other investments using other types of analysis. In addition, considerations that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.  There can be no assurance that quantitative investing will help a Fund to achieve its investment objective.

REAL ESTATE RELATED SECURITIES RISKS.  The main risk of real estate related securities is that the value of the underlying real estate may go down.  Many factors may affect real estate values, including the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate.  The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values.  Further, the real estate industry is particularly sensitive to economic downturns.  When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in real estate investment trusts (“REITs”) , which pool investor money to invest in real estate and real estate related holdings, involve unique risks.  Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Code.  Investing in REITs involves certain risks.  REITS may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.  REITs are also subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code, the risks of financing projects, heavy cash flow dependency, default by borrowers, and self-liquidation.  In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.  Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.  REITS are also subject to interest rate risks.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS.  A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment.  A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction.  The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase.  Each Fund is permitted to enter into fully collateralized repurchase agreements.  The Company’s Board of Directors has delegated to the sub-adviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.  The sub-adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest.  Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price.  A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities.  In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan.  If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor.  As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.  The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

RESTRICTED SECURITIES.  A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.  A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities).  Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange).  These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the Company’s Board of Directors.  See also “Private Placement Risk” above.

RULE 144A SECURITIES RISK.  A Fund may invest in “Rule 144A” securities (or equivalent securities issued pursuant to Regulation S of the Securities Act), which are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security.

SECURITIES TRUSTS.  Certain Funds may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured.  These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps.  Examples include TRAINS, TRACERS, CORE and funded CDX.  Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities.  By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes.  These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions.  In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

SHORT SALES RISK.  Certain Funds may make short sales of securities, either as a hedge against potential declines in the value of a security or to realize appreciation when a security the Fund does not own declines in value.  When a Fund engages in a short sale it sells a security it does not own at the then-current market price and then borrows the security (typically from a broker or other institution)to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender (that is, it “covers” the short sale).  While the Fund is borrowing the security, it will generally pay a fee to the lending broker and reimburse the broker for any dividends or other income paid on the security. Short sales, therefore, involve the risk that the Fund will incur a loss if it must buy a security at a higher price than the price at which the Fund sold the security short.  A Fund may not always be able to borrow the security at a particular time or at an acceptable price, which may make it difficult or impossible for the Fund to effect its investment strategy.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  As such, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities.  A Fund would realize a gain on a short sale if the security declines in price between the date of the short sale and the date the Fund replaces the security.  Further, the amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay to the lender in connection with the short sale.  There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price.  Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and thus, could be unlimited.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Until a Fund replaces a security sold short, it is required to maintain a segregated account of cash or liquid assets to cover its short position.  Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  The Fund must also maintain sufficient liquid assets (less any additional collateral held by the broker/lender) to cover the short sale obligation.  This may limit the Fund’s investment flexibility and its ability to meet redemption requests or other current obligations.

A Fund may take a short position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a long position in the same security, or take a long position in a security at the same time that other accounts managed by the Fund’s sub-adviser take a short position in the same security.  In addition, a Fund may from time to time take a long or short position in a particular equity security while simultaneously taking the opposite position with respect to an ETF that includes such particular equity security as a constituent.  ETFs are baskets of securities that, like stocks, trade on exchanges such as the NYSE MKT LLC and the New York Stock Exchange.  These and other transactions undertaken on behalf of other accounts managed by a Fund’s sub-adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a particular Fund.

Certain regulators in various countries throughout the world, including the United States, may from time to time impose limits or prohibitions on short sales of certain companies (e.g., financial institutions).  These prohibitions, which may be temporary, could inhibit the ability of a Fund to sell securities short as part of its investment strategy.

A Fund employs a form of leverage when it invests the proceeds it receives from selling securities short.  The use of leverage may increase a Fund’s exposure to the equity investments in its portfolio and magnify any change (positive or negative) in the Fund’s net asset value, which could increase the volatility of the Fund’s returns.  A Fund’s use of leverage may not be successful and could cause the Fund to underperform the market or other funds. The Long/Short Global Equity Fund and Global All-Asset Fund may use short sales for “hedging” purposes, that is, to offset the risks associated with other Fund holdings.  While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the short sale outweighs the benefit of the hedge.  Hedging also involves the risk that changes in the value of the short sale will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased.  There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective.  A Fund cannot guarantee that the use of leverage will produce a higher return on an investment or that its leveraging strategy will be successful, and the use of short sales may result in the underperformance of the Fund relative to broad market indices.

SMALL CAPITALIZATION SECURITIES.  Certain Funds may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations.  Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees.  As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies.  Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to:  (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations.  When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.

SOVEREIGN DEBT.  In addition to the risks associated with investment in debt securities and foreign securities generally, investments in sovereign debt involve special risks.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, or otherwise meet its obligations, in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of default.  Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment.  Some of these countries are also characterized by political uncertainty or instability.  Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.  If a government entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.  Further, if a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.  In addition, the financial markets have recently seen an increase in volatility and adverse trends due to uncertainty surrounding the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Ireland, Italy and Portugal.  This has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.  Outside of the European Union, Iceland has also experienced adverse trends due to high debt levels and excessive lending.

A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities.  Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund’s ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.  See also “Foreign Investments” above.

STRIPPED SECURITIES RISK.  Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. The market for stripped securities may be limited, making it difficult for a Fund to sell its holdings at an acceptable price.

STRUCTURED SECURITIES.  Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate.  Depending on the terms of the particular instrument and the nature of the underlying instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement, are subject to credit risk that generally will be equivalent to that of the underlying instruments.  Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement.  Certain Funds are permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class.  Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.  Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.  Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act; therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein. Structured securities may be leveraged, increasing the volatility of each structured security’s value relative to the change in the reference measure. Structured securities may also be more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

TAXABLE INCOME RISK.  Taxable income risk is the risk that a Fund may invest in securities or other instruments that produce income subject to income tax, including the Alternative Minimum Tax.  A Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the IRS may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the IRS, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.

TO BE ANNOUNCED (TBA) TRANSACTIONS RISK.  TBA investments include when-issued and delayed delivery securities and forward commitments.  A Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis.  When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  A Fund may sell the securities before the settlement date if the sub-adviser deems it advisable.  Distributions attributable to any gains realized on such a sale are taxable to shareholders.  When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery.  A Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. A Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If a Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.  A Fund may purchase or sell undrawn or delayed draw loans.

Short Sales of TBA Investments Risk.  Certain Funds may also engage in shorting of TBAs. When a Fund enters into a short sale of a TBA investment it effectively agrees to sell at a future price and date a security it does not own.  Although most TBA short sales transactions are closed before a Fund would be required to deliver the security, if the Fund does not close the position, such Fund may have to purchase the securities needed to settle the short sale at a higher price than anticipated, which would cause the Fund to lose money.  A Fund may not always be able to purchase the securities required to settle a short sale at a particular time or at an attractive price.  A Fund may incur increased transaction costs associated with selling TBA securities short. In addition, taking short positions in TBA securities results in a form of leverage, which could increase the volatility of the Fund’s returns.

USE AS UNDERLYING FUND RISK. A Fund may be an Underlying Fund of a mutual fund that pursues its investment goal by investing primarily in other mutual funds (“Fund of Funds structure”).  A Fund of Funds structure could increase or decrease gains and could affect the timing, amount and character of distributions you receive from the Underlying Fund for investments you make directly in the Underlying Fund.  An Underlying Fund may experience relatively large redemptions or investments as the fund that uses a Fund of Funds structure periodically reallocates or rebalances its assets. These transactions may cause the Underlying Fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. GOVERNMENT SECURITIES RISK.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.  In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.  U.S. Government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations.  The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Treasury Inflation-Protection Securities. Treasury inflation-protection securities (“TIPS”) are U.S. Treasury securities designed to protect against inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity will be the greater of the adjusted principal amount and the original principal amount. While U.S. Treasury securities are generally considered to have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

VOLATILITY RISK.  Share price, yield and total return may fluctuate more than with funds that use a different investment strategy.

WARRANTS AND RIGHTS RISK.  Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period.  Rights are similar to warrants but normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.

ZERO COUPON SECURITIES.  Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value.  The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin).  While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently.  As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk.  Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently.  Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

PORTFOLIO TURNOVER.

During the fiscal years ended October 31, 2015 and October 31, 2014, the portfolio turnover rate for each Predecessor Fund was as follows:

Fund	Portfolio Turnover 10/31/15	Portfolio Turnover 10/31/14
Emerging Markets Debt and Currency Fund	207%	149%
Tax-Aware Bond Fund	36%	27%
Emerging Markets Equity Fund	55%	58%
Emerging Markets Multi-Sector Bond Fund	209%	380%
Income Builder Fund	130%	33%*
Global Strategic Bond Fund	73%	20%*
International Stock Fund	45%	54%
International Multi-Cap Value Fund	90%	66%
US Small Cap Opportunities Fund	49%	66%
US Small/Mid Cap Opportunities Fund	56%	62%

*  From June 23, 2014 (commencement of operations) through October 31, 2014.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund will publicly disclose its complete month-end portfolio holdings, except certain de minimis or short-term investments, on the Funds’ web site at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month.

Each Fund also will publicly disclose on its web site the largest ten holdings (in the case of equity funds) or largest ten issuers (in the case of fixed income funds) in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month, except if a Fund is a “balanced fund” or “multi asset” fund (i.e., a fund that invests in both equity and fixed income securities), the Fund will publicly disclose its largest ten fixed income issuers and equity holdings (and the percentage invested in each holding).

The Funds may disclose portfolio holdings on a more frequent basis if (1) public disclosure of such holdings is made and both the Fund’s Chief Compliance Officer (“CCO”) and the Funds’ Chief Legal Officer approve the disclosure in accordance with the Fund’s disclosure policy; or (2) the nonpublic disclosure is made to a third party that (i) has been approved by the CCO and at least one other Fund officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice and that it is in the interest of Fund shareholders, and (ii) is subject to an agreement with the appropriate confidentiality and/or non-trading provisions as determined by the CCO.  This requirement does not apply to portfolio holdings disclosure to the Funds’ service providers such as the custodian, transfer agent, sub-transfer agent, administrator, sub-administrator, independent registered public accounting firm, counsel, financial printer, proxy voting agent, lenders, and other entities that provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing (together, “Service Providers”), provided that the Service Provider is otherwise subject to the duty of confidentiality, imposed by law and/or contract.   The portfolio holdings information may be provided to the Service Providers as soon as the information is available.

In addition to Service Providers, a Fund’s investment manager or sub-adviser may disclose the Fund’s portfolio holdings to third-party vendors that provide analytical systems services to the Fund’s investment manager or sub-adviser on behalf of the Fund and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers.  With respect to each of these entities, portfolio holdings information will be released only in accordance with the Fund’s disclosure policy.

From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

The “Hartford Funds” consist of the series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.  One or more of the Hartford Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:

Bloomberg LP

Brown Brothers Harriman & Co.

Class Action Claims Management

Cognizant Technology Solutions

Confluence Technologies

Copal Partners (UK) Limited

FactSet Research Systems Inc.

Glass Lewis & Company

Lipper Inc.

Markit WSO Corporation

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MSCI, Inc.

State Street Investment Management Solutions

Syntel Inc.

Synthesis Technology

Wolters Kluwer Financial Service

Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Hartford Funds.  Portfolio holdings are disclosed on a daily basis to Bloomberg LP, Brown Brothers Harriman & Co., Copal Partners (UK) Limited, FactSet Research Systems Inc., Glass Lewis & Company, Markit WSO Corporation (for certain Hartford Funds), MSCI, Inc., State Street Investment Management Solutions and Syntel Inc.  Portfolio holdings are disclosed to Class Action Claims Management, Synthesis Technology and Wolters Kluwer Financial Services on a monthly basis, with lag times of one day, two days, five days, and two days, respectively.  Portfolio holdings are disclosed to Confluence Technologies, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Synthesis Technology on a quarterly basis, with lag times of three, two and twelve business days, respectively. Portfolio holdings are disclosed to Cognizant Technology Solutions as needed, with no delay.  When purchasing and selling portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Hartford Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.

Additionally, each Fund, the Fund’s investment manager, the Fund’s distributor (collectively, “Hartford”) or the sub-adviser may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among (i) various sectors, industries and countries; (ii) value and growth investments and small, mid and large-cap investments; (iii) stocks, bonds, currencies and cash; and, as applicable, (iv) types of bonds, bond maturities, bond coupons and bond credit quality ratings.  This portfolio commentary may also include information on factors that contributed to Fund performance, including these relative weightings.  Hartford or the sub-adviser may also provide oral or written information (“statistical information”) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information.  This portfolio commentary and statistical information about a Fund may be based on the Fund’s most recent quarter-end portfolio, month-end or on some other interim period.  Portfolio commentary and statistical information may be available on the Hartford Funds’ website or may be provided to members of the press, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, or current or potential shareholders in a Fund or their representatives.  The content and nature of the information provided to each of these persons may differ.

In no event will Hartford or the sub-adviser or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

The CCO is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds’ investment manager, investment sub-adviser, principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other.  Every violation of the portfolio holdings disclosure policy must be reported to the Funds’ CCO.

The CCO is responsible for maintaining records under the Policy and will provide periodic reporting to the Board.

FUND MANAGEMENT

The Board of Directors and officers of the Company, their business addresses, principal occupations for at least the past five years and years of birth are listed in the tables below.  The Company’s Board of Directors (i) provides broad supervision over the affairs of the Company and the Funds and (ii) elects officers who are responsible for the day-to-day operations of the Funds and the execution of policies formulated by the Board of Directors.  The first table below provides information about those directors who are deemed not to be “interested persons” of the Company, as that term is defined in the 1940 Act (i.e., “non-interested directors”), and the second table below provides information about the Company’s “interested” directors and the Company’s officers.

NON-INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	78	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

LYNN S. BIRDSONG (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2003

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014).  From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund.  From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

				78	None

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

CHRISTINE DETRICK (1958) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Enterprises (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Partner/Senior Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	78	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Enterprises (a real estate company) (November 2014 to present).

DUANE E. HILL (1945) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2002	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	78	None

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

SANDRA S. JAFFEE (1941) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present).  Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014).  Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

				78	None

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

WILLIAM P. JOHNSTON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive.  In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010).  In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.  Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006.  From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

				78	None

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

PHILLIP O. PETERSON (1944) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2000	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	78	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006.  Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

				78	None

*                 Term of Office: Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

OFFICERS AND INTERESTED DIRECTORS

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

JAMES E. DAVEY** (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

				78	N/A

ANDREW S. DECKER (1963) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	AML Compliance Officer	Since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD.  Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.  Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

				N/A	N/A

MICHAEL FLOOK (1965) c/o Hartford Funds 5 Radnor Corporate	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds, Inc., The Hartford Alternative Strategies	N/A	N/A

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087

Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015.  Mr. Flook joined The Hartford in 2014.  Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.

WALTER F.GARGER (1965) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Chief Legal Officer	Since 2016

Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.

				N/A	N/A

JOSEPH G. MELCHER (1973) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President and Chief Compliance Officer	Since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

				N/A	N/A

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

VERNON J. MEYER (1964) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

				N/A	N/A

LAURA S. QUADE (1969) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Vice President	Since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

				N/A	N/A

ALICE A.PELLEGRINO (1960) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Secretary	Since 2016

Ms. Pellegrino currently serves as Vice President of HLIC and HFMG.  Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.

				N/A	N/A

*                 Term of Office: Each officer and Director may serve until his or her successor is elected and qualifies.

**          “Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

All directors and officers of The Hartford Mutual Funds II, Inc. also hold corresponding positions with The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

BOARD OF DIRECTORS.  The Company has a Board of Directors. The Board elects officers who are responsible for the day—to-day operations of the Funds.  The Board oversees the investment manager and the other principal service providers of the Funds.  The Board currently holds six regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times either in person or by telephone. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).

The Board is chaired by an Independent Director. The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, investment manager and other directors between meetings and (iii) coordinates Board activities and functions with the Chairmen of the Committees.  The Independent Chairman may also perform such other functions as may be requested by the Board from time to time.  The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment.  In addition, the committee structure permits an efficient allocation of responsibility among the Directors.

The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities.  The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks.  The Funds’ officers and service providers, which are responsible for the day to day operations of the Funds, apply risk management in conducting their activities.  The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects.  The Audit Committee plays a lead role in receiving reports from management regarding risk assessment and management.  In particular, the investment manager has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the investment manager, and the chairperson of that committee reports to the Audit Committee on a semi-annual basis (or more frequently if appropriate).  Other committees also review matters relating to risk.  The Compliance Committee assists the Board in overseeing the activities of the Funds’ CCO, and the CCO provides an annual report to the Compliance Committee and the Board regarding material compliance matters.  The Compliance Committee and the Board receive and consider other reports from the CCO throughout the year.  The Investment Committee assists the Board in overseeing investment matters.  The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk.  The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

STANDING COMMITTEES. The Board of Directors has established an Audit Committee, a Compliance Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee (formerly known as the Nominating Committee). The Company does not have a standing compensation committee. However, the Nominating and Governance Committee is responsible for making recommendations to the Board regarding the compensation of the non-interested members of the Board. The Board has adopted written charters for the Audit Committee and the Nominating and Governance Committee.

The Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  The Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function; and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the full board.  The Funds’ independent registered accounting firm reports directly to the Audit Committee, and the Audit Committee regularly reports to the Board.

Management is responsible for maintaining appropriate systems for accounting. The Company’s independent registered public accounting firm is responsible for conducting a proper audit of the Company’s financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the non-interested directors and Company shareholders, as required) and evaluate the Company’s independent registered public accounting firm, to determine the compensation of the Company’s independent registered public accounting firm and, when appropriate, to replace the Company’s independent registered public accounting firm.

The Compliance Committee currently consists of Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  The Compliance Committee assists the Board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal securities laws.

The Contracts Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  The Contracts Committee assists the Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

The Investment Committee currently consists of Lynn S. Birdsong, Christine Detrick, Duane E. Hill and Lemma W. Senbet.  The Investment Committee assists the Board in its oversight of the Funds’ investment performance and related matters.

The Nominating and Governance Committee currently consists of all non-interested directors of the Funds: Hilary E. Ackermann, Lynn S. Birdsong, Christine Detrick, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  The Nominating and Governance Committee: (i) screens and selects candidates to the Board of Directors and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors.  The Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested directors. The Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended October 31, 2015, the above referenced committees of the Company met the following number of times:  Audit Committee — 5 times, Investment Committee — 6 times, Nominating and Governance Committee — 4 times, Contracts Committee — 1 time and Compliance Committee — 4 times.

All Directors and officers of the Company are also directors and officers of four other registered investment companies in the fund complex, which is comprised of those investment companies for which HFMC serves as investment adviser.

DIRECTOR QUALIFICATIONS.  The governing documents for the Company do not set forth any specific qualifications to serve as a Director.  The Charter for the Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an independent director, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.

The Board has concluded, based on each director’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other directors, that each director is qualified to serve as a director for the Funds.  Among the attributes and skills common to all directors are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment.  Where applicable, the Board has considered the actual service of each director in concluding that the director should continue to serve.  Each director’s ability to perform his or her duties effectively has been attained through the director’s education and work experience, as well as service as a director for the Funds and/or other entities.  Set forth below is a brief description of the specific experience of each director.  Additional details regarding the background of each director is included in the chart earlier in this section.

Hilary E. Ackermann.  Ms. Ackermann has served as a director of the Funds since September 2014.  Ms. Ackermann has over twenty-five years of credit, financial and risk management experience, including serving as Chief Risk Officer at Goldman Sachs Bank USA.

Lynn S. Birdsong.  Mr. Birdsong has served as a director of the Funds since 2003.  He has served as Co-Chairman of the Investment Committee since 2005 and Chairman of the Investment Committee since September 2014.  Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years.  He has served as a director of other mutual funds for more than ten years.

Christine Detrick.  Ms. Detrick has over thirty years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as a director of a private mid-sized financial services company.

Duane E. Hill.  Mr. Hill has served as a director of the Funds since 2001.  He has served as the Chairman of the Nominating and Governance Committee since 2003.  Mr. Hill has more than thirty-five years’ experience in senior executive positions in the banking, venture capital and private equity industries.

Sandra S. Jaffee.  Ms. Jaffee has served as a director of the Funds since 2005.  She has served as Chairman of the Compliance Committee since 2015.  Ms. Jaffee has more than thirty-five years of experience as a senior executive in the financial services and technology area, including serving as Chairwoman and CEO of a leading provider of compliance/regulatory technology to financial institutions and as president and CEO of the global securities services division of a major financial services company.

William P. Johnston.  Mr. Johnston has served as a director of the Funds since 2005.  He has served as Chairman of the Board of Directors of the Funds since 2015.  He served as Chairman of the Compliance Committee from 2005 to 2015 and has served as the Chairman of the Contracts Committee since 2015.  Mr. Johnston has more than forty years of experience in senior leadership positions in the health care, investment banking and legal professions.  He currently serves as an operating executive to a global private equity and other alternative asset investment firm and serves on other boards.  He previously served as managing director and head of investment banking, CEO and vice chairman for an investment bank.

Phillip O. Peterson.  Mr. Peterson has served as a director of the Funds (and their predecessors) since 2000.  He has served as the Chairman of the Audit Committee since 2002.  Mr. Peterson was a partner of a major accounting firm, providing services to the investment management industry.  He has served as an independent president of a mutual fund complex, and he serves on another mutual fund board.

Lemma W. Senbet.  Dr. Senbet has served as a director of the Funds (and their predecessors) since 2000.  For more than thirty years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university.  He has served the finance profession in various capacities, including as a director or officer of finance associations.

James E. Davey.  Mr. Davey has served as a director of the Funds since 2012 and President and Chief Executive Officer of the Funds since 2010.  Mr. Davey serves as Executive Vice President of HLIC and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Senior Managing Director, Manager and Chairman of the Board of HFD.  Mr. Davey also serves as Senior Managing Director, Chairman of the Board and Manager for HFMC.  Mr. Davey joined The Hartford in 2002.

The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2015 (i) in each Predecessor Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS

NAME OF DIRECTOR	Funds	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	None	None

Lynn S. Birdsong	None	None	Over $100,000

Christine Detrick	None	None	None

Duane E. Hill	None	None	Over $100,000

Sandra S. Jaffee	None	None	$50,001–$100,000

William P. Johnston	None	None	Over $100,000

Phillip O. Peterson	None	None	Over $100,000

Lemma W. Senbet	None	None	Over $100,000

INTERESTED DIRECTORS

NAME OF DIRECTOR	FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	None	None	Over $100,000

COMPENSATION OF OFFICERS AND DIRECTORS.  The Funds pay a portion of the chief compliance officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by Hartford Funds or its affiliates.  The chart below sets forth the compensation paid by the Company to the following directors for the fiscal year ended October 31, 2015 and certain other information.

Name of Person, Position	Aggregate Compensation From The Hartford Mutual Funds II, Inc.	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid To Directors*
Hilary E. Ackermann, Director	$15,885	$0	$0	$207,828
Lynn S. Birdsong, Director	$18,677	$0	$0	$247,224
Christine Detrick**	$0	$0	$0	$0
Duane E. Hill, Director	$20,696	$0	$0	$268,256
Sandra S. Jaffee, Director	$19,391	$0	$0	$244,803
William P. Johnston, Director	$20,674	$0	$0	$276,082
Phillip O. Peterson, Director	$19,820	$0	$0	$257,466
Lemma W. Senbet, Director	$16,538	$0	$0	$218,189

*      As of October 31, 2015, five registered investment companies in the fund complex paid compensation to the Directors.

**   Ms. Detrick became a Director of the Board after October 31, 2015.

The sales load for Class A shares of the Funds is waived for present and former officers, directors and employees of the Company, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates.  Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds. Present and former officers, directors and employees of the Company, HFMC, The Hartford, the sub-adviser, the transfer agent and their affiliates are also permitted to purchase Class I shares of the Funds.

The Company’s Articles of Incorporation provide that the Company to the full extent permitted by Maryland General Corporate Law and the federal securities laws shall indemnify the directors and officers of the Company.  The Articles of Incorporation do not authorize the Company to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

As of the date of this SAI, the Funds had not commenced operations, and, therefore, the officers and directors of the Company as a group beneficially owned no shares of any class of the Funds and, as of that date, no person held an interest in the Funds equal to 5% or more of outstanding shares of a class.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders. As of the date of this SAI, the Funds had not commenced operations, and, therefore there were no control persons of the Funds.

INVESTMENT MANAGEMENT ARRANGEMENTS

The Company, on behalf of the Funds, will enter into an investment management agreement with HFMC.  The investment management agreement provides that HFMC, subject to the supervision and approval of the Company’s Board of Directors, is responsible for the management of each Fund.  HFMC administers the business and affairs of the Company and the Funds and may retain and compensate sub-advisers that invest and reinvest the assets of the Funds pursuant to sub-advisory agreements with HFMC. In this regard, HFMC will, whether directly or through engagement of sub-advisers, regularly provide each Fund with research, advice and supervision, and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. HFMC shall also monitor, supervise and oversee any sub-adviser.  Among other services, HFMC: (i) provides and, as necessary, re-evaluates and updates the investment objectives and parameters, asset classes, and risk profiles of the Funds; (ii) determines, as permitted through the engagement of sub-advisers as the case may be, what securities and other financial instruments should be purchased for the Funds and the portion of the Funds’ portfolios to be held in cash; (iii) monitors the Funds’ performance and examines and recommends ways to improve performance; (iv) meets with and monitors sub-advisers to confirm their compliance with the Funds’ investment strategies and policies and for their adherence to legal and compliance procedures; (v) researches and recommends sub-advisers or portfolio managers for the Funds; and (vi) reports to the Board on the performance of each Fund and recommends action as appropriate.

In addition, HFMC or its affiliate(s) provides administrative services to the Company and its Funds, including personnel, services, equipment and facilities and office space for proper operation of the Company and the Funds.  Although HFMC, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Company, each Fund pays for these services directly.  Among other services, HFMC: (i) assists in all aspects of the Company’s operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board; (ii) drafts and negotiates agreements between service providers and the Company; (iii) prepares meeting materials for the Company’s Board and produces such other materials as the Board may request; (iv) coordinates and oversees filings with the SEC; (v) develops and implements compliance programs for the Funds; (vi) provides day-to-day legal and regulatory support for the Funds; (vii) assists the Funds in the handling of regulatory examinations; and (viii) makes reports to the Board regarding the performance of the Funds’ investment adviser.

With respect to each Fund, HFMC will enter into an investment sub-advisory agreement with SIMNA.  Under the investment sub-advisory agreement, SIMNA, subject to the general supervision of the Company’s Board of Directors and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of the Funds and furnishing each Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund.  With respect to  the Emerging Markets Debt and Currency Fund, Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, Income Builder Fund, Strategic Bond Fund, International Stock Fund and International Multi-Cap Value Fund, SIMNA will enter into a secondary investment sub-advisory agreement with SIMNA Ltd. under which SIMNA Ltd. is responsible for (among other things) assisting SIMNA in the investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each such Fund.

As provided by the investment management agreement, each Fund will pay HFMC an investment management fee that is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund’s average daily net assets.  With respect to each of the Funds, HFMC (not any Fund) pays the sub-advisory fees to the sub-adviser and the sub-adviser, and not the Funds or HFMC, pays the sub-advisory fees to the secondary sub-adviser.

MANAGEMENT FEES

Each Fund will pay a monthly management fee to HFMC based on a stated percentage of the Fund’s average daily net asset value as follows:

Emerging Markets Debt and Currency Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.95%
Next $4 billion	0.90%
Next $5 billion	0.89%
Amount over $10 billion	0.885%

Tax-Aware Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.45%
Next $4 billion	0.43%
Next $5 billion	0.425%
Amount over $10 billion	0.42%

Emerging Markets Equity Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	1.05%
Next $4 billion	1.00%
Next $5 billion	0.99%
Amount over $10 billion	0.985%

Emerging Markets Multi-Sector Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.70%
Next $4 billion	0.65%
Next $5 billion	0.64%
Amount over $10 billion	0.635%

Income Builder Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.70%
Next $4 billion	0.68%
Next $5 billion	0.67%
Amount over $10 billion	0.665%

Global Strategic Bond Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.66%
Next $4 billion	0.58%
Next $5 billion	0.555%
Amount over $10 billion	0.545%

International Stock Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.75%
Next $4 billion	0.70%
Next $5 billion	0.69%
Amount over $10 billion	0.685%

International Multi-Cap Value Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.77%
Next $4 billion	0.72%
Next $5 billion	0.71%
Amount over $10 billion	0.705%

US Small Cap Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.90%
Next $4 billion	0.89%
Next $5 billion	0.88%
Amount over $10 billion	0.87%

US Small/Mid Cap Opportunities Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.85%
Next $4 billion	0.80%
Next $5 billion	0.79%
Amount over $10 billion	0.785%

ADVISORY FEE PAYMENT HISTORY

As of the date of this SAI, the Funds had not yet commenced operations. Therefore, no advisory or sub-advisory payments had been made to HFMC as investment manager or by HFMC to the Funds’ sub-advisers.

The following charts show, for each of the last three fiscal years, (i) the amount of advisory fees paid by each Predecessor Fund to its investment adviser, Schroder Investment Management North America Inc. (“SIMNA Inc.”), and (ii) the aggregate amount of sub-advisory fees, if any, paid by the Predecessor Fund’s investment adviser, with respect to each applicable Predecessor Fund, to Schroder Investment Management North America Limited (“SIMNA Ltd.”), an affiliated sub-adviser of SIMNA Inc.

Fund Name	Gross Fees Payable to SIMNA Inc. 2015	Investment Advisory Fee Waiver 2015	Net Fees Paid to SIMNA Inc. 2015	Net Aggregate Sub-advisory Fees Paid to SIMNA Ltd. 2015
Emerging Markets Debt and Currency Fund	$1,392,936	$312,128	$1,080,808	$675,346
Tax-Aware Bond Fund	$88,651	$254,286	$-165,635	—
Emerging Markets Equity Fund	$11,265,351	$1,100,069	$10,165,282	$4,778,158
Emerging Markets Multi-Sector Bond Fund	$0	$223,572	$-223,572	—
Income Builder Fund	$0	$177,209	$-177,209	$0
Global Strategic Bond Fund	$345,492	$275,537	$69,955	$0
International Stock Fund	$953,618	$430,561	$523,057	$312,514
International Multi-Cap Value Fund	$1,425,495	$910,216	$515,279	$347,354
US Small Cap Opportunities Fund	$1,312,521	$43,839	$1,268,682	—
US Small/Mid Cap Opportunities Fund	$273,319	$333,251	$-59,932	—

Fund Name	Gross Fees Payable to SIMNA Inc. 2014	Investment Advisory Fee Waiver 2014	Net Fees Paid to SIMNA Inc. 2014	Net Aggregate Sub-advisory Fees Paid to SIMNA Ltd. 2014
Emerging Markets Debt and Currency Fund	$1,980,929	$54,144	$1,926,785	$810,589
Tax-Aware Bond Fund	$104,724	$205,365	$-100,641	—
Emerging Markets Equity Fund	$11,145,372	$176,600	$10,968,772	$3,772,644
Emerging Markets Multi-Sector Bond Fund	$0	$238,986	$-238,986	—
Income Builder Fund	$0	$113,125	$-113,125	$0
Global Strategic Bond Fund	$0	$104,157	$-104,157	$0
International Stock Fund	$1,408,042	$146,448	$1,261,594	$1,061,532
International Multi-Cap Value Fund	$1,209,535	$398,076	$811,459	$750,997
US Small Cap Opportunities Fund	$1,418,174	N/A	$1,418,174	—
US Small/Mid Cap Opportunities Fund	$445,098	$219,564	$225,534	—

Fund Name	Gross Fees Payable to SIMNA Inc. 2013	Investment Advisory Fee Waiver 2013	Net Fees Paid to SIMNA Inc. 2013	Net Aggregate Sub-advisory Fees Paid to SIMNA Ltd. 2013
Emerging Markets Debt and Currency Fund	$856,785	$152,404	$704,381	$0
Tax-Aware Bond Fund	$354,804	$230,618	$124,186	—
Emerging Markets Equity Fund	$8,020,545	$168,534	$7,852,011	$2,734,057
Emerging Markets Multi-Sector Bond Fund	$0	$139,560	$-139,560	—
Income Builder Fund	N/A	N/A	N/A	N/A
Global Strategic Bond Fund	N/A	N/A	N/A	N/A
International Stock Fund	$1,030,125	$192,600	$837,525	$725,720
International Multi-Cap Value Fund	$320,584	$489,974	$-169,390	$0
US Small Cap Opportunities Fund	$1,372,859	N/A	$1,372,859	—
US Small/Mid Cap Opportunities Fund	$601,027	$266,568	$334,459	—

* These numbers reflect advisory fees paid to SIMNA Inc. and, prior to June 24, 2013, to STW Fixed Income Management LLC, the Tax-Aware Bond Fund’s adviser prior to June 24, 2013, for the fiscal year ended July 31, 2013.  Prior to August 1, 2013, the fiscal year-end was July 31 for Tax-Aware Bond Fund. The fiscal year end for the Fund has changed to October 31.

HFMC has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing expenses (exclusive of taxes, interest expenses, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) to the extent necessary to maintain total annual fund operating expenses as follows:

FUND NAME	CLASS A	CLASS C	CLASS I	CLASS SDR	CLASS R3	CLASS R4	CLASS R5	CLASS Y
Emerging Markets Debt and Currency Fund	1.40%	2.15%	1.15%	1.00%	—	—	—	1.05%
Tax-Aware Bond Fund	0.71%	1.59%	0.46%	0.46%	—	—	—	0.54%
Emerging Markets Equity Fund	1.50%	2.25%	1.25%	1.10%	1.80%	1.50%	1.20%	1.15%
Emerging Markets Multi-Sector Bond Fund	1.15%	1.90%	0.90%	0.75%	1.45%	1.15%	0.85%	0.80%
Income Builder Fund	1.10%	1.90%	0.85%	0.70%	1.45%	1.15%	0.85%	0.80%
Global Strategic Bond Fund	1.04%	1.86%	0.79%	0.64%	1.41%	1.11%	0.81%	0.76%
International Stock Fund	1.20%	1.95%	0.95%	0.80%	1.50%	1.20%	0.90%	0.85%
International Multi-Cap Value Fund	1.15%	1.97%	0.90%	0.75%	1.52%	1.22%	0.92%	0.87%
US Small Cap Opportunities Fund	1.35%	2.10%	1.10%	0.95%	1.65%	1.35%	1.05%	1.00%
US Small/Mid Cap Opportunities Fund	1.30%	2.05%	1.05%	0.90%	1.60%	1.30%	1.00%	0.95%

Each contractual arrangement will remain in effect for a period of two years from the date of the reorganization of the Predecessor Funds into the Funds.

Pursuant to the investment management agreement and investment sub-advisory agreement, neither HFMC nor the sub-adviser is liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC or the sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.  The sub-adviser has agreed to indemnify HFMC to the fullest extent permitted by law against any and all loss, damage, judgment, fines, or awards paid in settlement and attorneys’ fees incurred by HFMC, which result in whole or in part from the sub-adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties as specifically set forth in the sub-advisory agreement.

HFMC, whose business address is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087, was organized in 2012.  Excluding affiliated funds of funds, as of June 30, 2016, the Investment Manager had approximately $91.5 billion (or approximately $75.2 billion additionally excluding certain annuity products) in discretionary and non-discretionary assets under management.

Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors.  Schroders plc, Schroder’s ultimate parent, is a global asset management company, which had investment management authority with respect to approximately $459.6 billion in assets as of June 30, 2016.  Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets.

HFMC also provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of its Funds, and HFMC.  HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company.  The costs and expenses of such delegation are borne by HFMC, not by the Funds.

In consideration of services rendered and expenses assumed pursuant to this agreement, each Fund will pay HFMC a fee calculated at the following annual rate based on its aggregate net assets shown below.

Prior to November 1, 2016

Emerging Markets Debt and Currency Fund, Emerging Markets Equity Fund,

Emerging Markets Multi-Sector Bond Fund, Income Builder Fund, and Global Strategic Bond Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.025%
Next $5 billion	0.020%
Amount Over $10 billion	0.015%

US Small Cap Opportunities Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.014%
Next $5 billion	0.012%
Amount Over $10 billion	0.010%

Tax-Aware Bond Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.018%
Next $5 billion	0.014%
Amount Over $10 billion	0.010%

International Stock Fund and International Multi-Cap Value Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.020%
Next $5 billion	0.015%
Amount Over $10 billion	0.010%

US Small/Mid Cap Opportunities Fund

Average Daily Net Assets	Annual Fee
First $5 billion	0.012%
Over $5 billion	0.010%

As of November 1, 2016

Emerging Markets Multi-Sector Bond Fund,

Emerging Markets Equity Fund, Global Strategic Bond Fund,

International Stock Fund, Income Builder Fund,

International Multi-Cap Value Fund

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.018%
Next $3.5 billion	0.014%
Amount Over $7 billion	0.010%

Tax-Aware Bond Fund, Emerging Markets Debt and Currency Fund,

US Small Cap Opportunities Fund, US Small/Mid Cap Opportunities Fund

Average Daily Net Assets	Annual Fee
First $3.5 billion	0.014%
Next $3.5 billion	0.012%
Amount Over $7 billion	0.010%

TRANSFER AGENT

HASCO, located at 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087, is the transfer agent for each Fund.  As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account.  For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS.  The costs and expenses of such delegation are borne by HASCO, not by the Funds. BFDS is located at 2000 Crown Colony Drive, Quincy, MA 02169.

PORTFOLIO MANAGERS

OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY SCHRODERS PORTFOLIO MANAGERS

The following table lists the number and types of other accounts sub-advised or managed by SIMNA portfolio managers and assets under management in those accounts as of October 31, 2015 (except as noted):

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Emerging Markets Debt and Currency Fund
Guillermo Baseccia
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	5	$3,455,263,716	None	None
Other Accounts	None	None	None	None
Geoff Blanning
Registered Investment Companies	None	None	None
Other Pooled Investment Vehicles	4	$2,105,341,321	None	None
Other Accounts	None	None	None	None
Nick Brown
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	5	$3,455,263,716	None	None
Other Accounts	None	None	None	None
Abdallah Guezour
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	5	3,455,263,716	None	None
Other Accounts	None	None	None	None
Tax-Aware Bond Fund
Julio C. Bonilla
Registered Investment Companies	6	$899,263,753	None	None
Other Pooled Investment Vehicles	4	$2,576,293,885	None	None
Other Accounts	148	$13,850,908,235	4	$162,057,641
Andrew B.J. Chorlton
Registered Investment Companies	6	$899,263,753	None	None
Other Pooled Investment Vehicles	4	$2,576,293,885	None	None

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Other Accounts	148	$13,850,908,235	4	$162,057,641
Edward H. Jewett
Registered Investment Companies	6	$899,263,753	None	None
Other Pooled Investment Vehicles	4	$2,576,293,885	None	None
Other Accounts	148	$13,850,908,235	4	$162,057,641
Richard A. Rezek, Jr.
Registered Investment Companies	6	$899,263,753	None	None
Other Pooled Investment Vehicles	4	$2,576,293,885	None	None
Other Accounts	148	$13,850,908,235	4	$162,057,641
Neil G. Sutherland
Registered Investment Companies	6	$984,326,012	None	None
Other Pooled Investment Vehicles	4	$2,576,293,885	None	None
Other Accounts	148	$13,850,908,235	4	$162,057,641
Emerging Markets Equity Fund
Robert Davy
Registered Investment Companies	1	$210,000,000	None	None
Other Pooled Investment Vehicles	8	$5,851,000,000	None	None
Other Accounts	29	$12,139,000,000	5	$2,703,000,000
James Gotto
Registered Investment Companies	2	$222,000,000	None	None
Other Pooled Investment Vehicles	8	$5,912,000,000	None	None
Other Accounts	29	$12,139,000,000	5	$2,703,000,000
Waj Hashmi, CFA
Registered Investment Companies	1	$210,000,000	None	None
Other Pooled Investment Vehicles	9	$7,376,000,000	None	None
Other Accounts	30	$12,254,000,000	5	$2,703,000,000
Tom Wilson, CFA
Registered Investment Companies	1	$210,000,000	None	None
Other Pooled Investment Vehicles	7	$5,846,000,000	None	None
Other Accounts	29	$12,139,000,000	5	$2,703,000,000
Emerging Markets Multi-Sector Bond Fund
Jim Barrineau
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	9	$855,300,000	None	None
Other Accounts	23	$1,411,000,000	None	None
Fernando Grisales
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	9	$855,300,000	None	None
Other Accounts	23	$1,411,000,000	None	None

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Income Builder Fund
Iain Cunningham, CFA
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	3	$11,734,000,000	None	None
Other Accounts	3	$715,900,000	None	None
Aymeric Forest, CFA
Registered Investment Companies	2	$7,928,000,000	None	None
Other Pooled Investment Vehicles	4	$11,762,000,000	1	$180,000,000
Other Accounts	10	$2,841,300,000	7	$2,530,300,000
Global Strategic Bond Fund
Paul Grainger*
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	None	None	None	None
Bob Jolly
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	9	$5,611,661,278	1	$28,041,256
Other Accounts	11	$5,228,592,598	None	None
International Stock Fund
James Gautrey
Registered Investment Companies	1	$318,182,212	None	None
Other Pooled Investment Vehicles	1	$103,926,433	None	None
Other Accounts	10	$1,596,048,200	None	None
Simon Webber, CFA
Registered Investment Companies	3	$8,042,498,822	2	$7,724,316,610
Other Pooled Investment Vehicles	6	$697,253,770	None	None
Other Accounts	24	$4,610,633,778	3	$638,651,619
International Multi-Cap Value Fund
Justin Abercrombie
Registered Investment Companies	3	$1,098,142,092	None	None
Other Pooled Investment Vehicles	23	$22,519,990,745	12	$1,216,229,103
Other Accounts	41	$17,861,682,738	9	$2,433,118,066

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Stephen Langford, CFA
Registered Investment Companies	3	$1,098,142,092	None	None
Other Pooled Investment Vehicles	23	$22,519,990,745	12	$1,216,229,103
Other Accounts	41	$17,861,682,738	9	$2,433,118,066
Michael O’Brien**
Registered Investment Companies	3	$1,167,062,903	None	None
Other Pooled Investment Vehicles	25	$21,165,698,619	11	$1,359,563,550
Other Accounts	39	$17,828,443,676	13	$3,353,574,377
US Small Cap Opportunities Fund
US Small/Mid Cap Opportunities Fund
Jenny Jones
Registered Investment Companies	3	$463,711	None	None
Other Pooled Investment Vehicles	3	$4,585,088	None	None
Other Accounts	6	$418,805	1	$279,930

*            Information is as of February 29, 2016.

**     Information is as of July 31, 2016.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY SIMNA’S PORTFOLIO MANAGERS AND OTHER ACCOUNTS

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. SIMNA’s policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by SIMNA to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of SIMNA’s compensation may vary from account to account.

SIMNA has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION OF SIMNA’S PORTFOLIO MANAGERS

SIMNA receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between SIMNA and HFMC on behalf of each Fund. SIMNA pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2015.

SIMNA’s methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all SIMNA employees. Base salary of SIMNA’s employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by SIMNA globally. SIMNA then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of SIMNA’s clients. For each team, SIMNA assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of SIMNA plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of SIMNA.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include: MSCI Emerging Markets Index (Net Div) for Messrs. Gotto, Hashmi, Davy, and Wilson as portfolio managers of Emerging Markets Equity Fund; a blend of international benchmarks for Messrs. Webber  and Gautrey as portfolio managers of International Stock Fund; MSCI EAFE Index and MSCI ACWI ex USA Index for Messrs. Abercrombie, Langford and O’Brien as portfolio managers of International Multi-Cap Value Fund; Russell 2000 Index and Russell 2500 Index for Ms. Jones as portfolio manager of US Small Cap Opportunities Fund and US Small/Mid Cap Opportunities Fund, respectively; and J.P. Morgan EMBI Global Diversified, J.P. Morgan CEMBI Broad Diversified, and J.P. Morgan GBI-EM Global Diversified for Messrs. Barrineau, Grisales, and Moseley as portfolio managers of Emerging Markets Multi-Sector Bond Fund. For Messrs. Blanning, Besaccia, Brown, and Guezour as portfolio managers for Emerging Markets Debt and Currency Fund, performance is measured based on the

Fund achieving a gross annualized 10% return with no negative performance during the previous 12-month period. Messrs. Chorlton, Jewett, Rezek, Sutherland, and Bonilla, as portfolio managers for Tax-Aware Bond Fund, will be eligible to receive long-term incentive compensation at certain milestones over a four-year period from the date of the reorganization of the STW Broad Tax-Aware Value Bond Fund, a series of The Advisors’ Inner Circle Fund II into Schroder Broad Tax-Aware Value Bond Fund on June 24, 2013 pursuant to an Agreement and Plan of Reorganization dated May 3, 2013. For Messrs. Forest and Cunningham as portfolio managers for Income Builder Fund, and for Mr. Jolly as portfolio manager for the Global Strategic Bond Fund, performance is measured based on the applicable Fund achieving internal targets for yield, return and volatility during the previous 12-month period.

EQUITY SECURITIES BENEFICIALLY OWNED BY SCHRODERS PORTFOLIO MANAGERS

For the fiscal year ended October 31, 2015, none of the Schroders managers beneficially owned securities in the Predecessor Fund or Funds they managed, except as follows:

DOLLAR RANGE OF
EQUITY SECURITIES
PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	BENEFICIALLY OWNED
Jim Barrineau	Schroder Emerging Markets Multi-Sector Bond Fund	Over $100,000

Fernando Grisales	Schroder Emerging Markets Multi-Sector Bond Fund	$50,001-$100,000

Jenny Jones	Schroder U.S. Opportunities Fund	$50,001-$100,000
	Schroder U.S. Small and Mid Cap Opportunities Fund	$50,001-$100,000
Michael O’Brien*	Schroder International Multi-Cap Value Fund	Over $100,000

*Information is of July 30, 2016.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities.

Subject to any policy established by the Company’s Board of Directors and HFMC, the sub-adviser is primarily responsible for the investment decisions of each Fund and the placing of its portfolio transactions.  In placing brokerage orders, it is the policy of each Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution.  While the sub-adviser generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission.  HFMC may instruct the sub-adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

The sub-adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market.  Such dealers usually act as principals for their own account.  On occasion, securities may be purchased directly from the issuer.  In addition, the sub-adviser may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which commissions are paid on such transactions.  Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

While the sub-adviser seeks to obtain the most favorable net results in effecting transactions in a Fund’s portfolio securities, broker-dealers who provide investment research to the sub-adviser may receive orders for transactions from the sub-adviser.  Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market.  To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction.  See “Soft Dollar Practices” below.

To the extent that accounts managed by the sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the Company’s Board of Directors, available securities may be allocated to the Fund and another client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable.  Such allocation and pricing may affect the amount of brokerage commissions paid by such Funds.  In some cases, this system might adversely affect the price paid by a Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (for example, in the case of a small issue).

Accounts managed by the sub-adviser (or its affiliates) may hold securities also held by a Fund.  Because of different investment objectives or other factors, a particular security may be purchased by the sub-adviser for one client when one or more other clients are selling the same security.

For the fiscal years ended October 31, 2015, October 31, 2014 and October 31, 2013, the Predecessor Funds paid the following brokerage commissions:

FUND NAME	2015	2014	2013
Emerging Markets Equity Fund	$1,790,880	$2,271,920		$1,552,498
Income Builder Fund	$14,721	$1,169	$	N/A
International Stock Fund	$141,076	$244,582		$261,030
International Multi-Cap Value Fund	$270,975	$180,918		$106,696
US Small Cap Opportunities Fund	$181,820	$284,335		$363,102
US Small/Mid Cap Opportunities Fund	$67,554	$93,177		$255,236

Commission rates are established by country and trade method used to execute a given order.  Changes in the amount of brokerage commissions paid by a Fund are due to these factors as well as the Fund’s asset growth, cash flows and changes in portfolio turnover.

SOFT DOLLAR PRACTICES. The sub-adviser is responsible for effecting securities transactions for all Funds. As noted above, to the extent consistent with Section 28(e) of the 1934 Act, the sub-adviser may obtain “soft dollar” benefits in connection with the execution of transactions for the Funds. The sub-adviser may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Information so received is in addition to and not in lieu of the services that the sub-adviser is required to perform under the applicable investment sub-advisory agreement.  In circumstances where two or more broker-dealers are equally capable of providing best execution, the sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion.  Neither the management fees nor the sub-advisory fees paid by the Funds are reduced because the sub-adviser or its affiliates receive these services even though the sub-adviser or its affiliates might otherwise be required to purchase some of these services for cash.  Some of these services are of value to the sub-adviser or its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.  These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

The following table shows the dollar amount of brokerage commissions paid by the Predecessor Funds to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2015.

FUND NAME	COMMISSIONS PAID TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES	TOTAL AMOUNT OF TRANSACTIONS TO FIRMS SELECTED IN RECOGNITION OF RESEARCH SERVICES
Emerging Markets Equity Fund	$1,790,880	$511,760
Income Builder Fund	$14,721	$0
International Stock Fund	$141,076	$54,045
International Multi-Cap Value Fund	$270,975	$0
US Small Cap Opportunities Fund	$181,820	$120,318
US Small/Mid Cap Opportunities Fund	$67,554	$45,988

The Predecessor Funds did not own any securities issued by their regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2015.

FUND EXPENSES

EXPENSES OF THE FUNDS.  Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence; (2) registration of the Fund under the 1940 Act; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of issue, sale, repurchase and redemption of Fund shares; (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws; (8) expenses of preparing and printing prospectuses and for distributing the same to shareholders and investors; (9) fees and expenses of registering and maintaining the registrations of the Fund and of the Fund’s principal underwriter, if any, as broker-dealer or agent under state securities laws; (10) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof; (11) expenses of reports to governmental officers and commissions; (12) insurance expenses; (13) fees, expenses and disbursements of custodians for all services to the Fund; (14) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (15) expenses for servicing shareholder accounts; (16) any direct charges to shareholders approved by the directors of the Funds; (17) compensation and expenses of directors of the Funds, other than those who are also officers of HFMC or its affiliates; and (18) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto.

DISTRIBUTION ARRANGEMENTS

GENERAL

Hartford Funds Distributors, LLC (“HFD”) serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the Company’s Board of Directors.  HFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).  Shares of each Fund will be continuously offered and sold by selected broker-dealers who have selling agreements with HFD.  Except as discussed below under “Distribution Plans,” HFD bears all the expenses of providing services pursuant to the Underwriting Agreements, including expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.  The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of the Company, or (2) by the vote of a majority of the outstanding voting securities of a Fund.  HFD is not obligated to sell any specific amount of shares of any Fund.

HFD is authorized by the Company to receive purchase and redemption orders on behalf of the Funds.  HFD has authorized one or more financial services institutions and/or qualified plan intermediaries (“Financial Intermediaries”) to receive purchase and redemption orders on behalf of the Funds, subject to the Funds’ policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law.  In these circumstances, a Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary receives the order.  Orders will be priced at that Fund’s next net asset value computed after the orders are received by a Financial Intermediary and accepted by the Fund.  Each Fund’s net asset value is determined in the manner described in that Fund’s prospectus.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES.

As stated in the prospectuses under Payments to Financial Intermediaries and Other Entities, HFMC and/or its affiliates will make additional compensation payments out of their own assets and not as an expense to or out of the assets of the Funds to Financial Intermediaries to support the sale of the Hartford Funds’ shares (“Additional Payments”).  These Additional Payments, which are in addition to commissions, Rule 12b-1 fees, Administrative Fees and Servicing Payments (as defined in the prospectuses), and which may be paid to such Financial Intermediary in its capacity as a Servicing Intermediary, may create an incentive for your Financial Intermediary to sell and recommend the Hartford Funds over other products for which it may receive less compensation.  You may contact your Financial Intermediary if you want information regarding the payments it receives.

In addition to the Financial Intermediaries listed in each Fund’s prospectus, listed below are all Financial Intermediaries that received Additional Payments with at least a $500 value in 2015 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists:  401k Advisors; ADP; AHP Financial Services, Inc.; Allen & Company of Florida Inc.; Alliant Insurance Services; Ambassador Advisors, LLC; American Bankers Association; American Financial Services; American Portfolios Financial Services; Ameriprise Financial Services; Antaeus Wealth Advisors, LLC; Ascensus Retirement Services; Asset International, Inc.; Astorino Financial Group; Ausdal Financial Partners Inc.; Axa Advisors, LLC; B.C. Ziegler and Company; Barclays Capital Inc.; Baystate Wealth Management; BB&T Securities; Beaumont Financial Partners; BlackRock Investments, LLC; Blue Water Asset Management; BMO Harris Financial Advisors; Boston Private Wealth Partners; Bouchez-Page; Bridgeworth, LLC; Bristol Financial Services Inc.; Brokers International Financial Services, LLC; Cadaret Grant & Co Inc.; Callan Associates Inc.; Cambridge Investment Research, Inc.; Capital Analysts, Inc.; Capital Asset Advisory Services LLC; Capitol Securities Management, Inc.; Carroll Financial Associates Inc.; Carter Advisory Services, Inc.; Cassaday & Co., Inc.; Centaurus Financial Inc.; Cetera Advisors LLC; Cetera Advisor Networks LLC; CFO4LIFE L.P.; CG Financial Services; Charles Schwab & Company, Inc.; Citibank; Citigroup Global Markets Inc.; Coastal Equities, Inc.; Commonwealth Financial Network; Comprehensive Asset Management and Servicing, Inc.; Convergent Wealth Advisors, LLC; Credit Suisse Securities LLC; Crestwood Advisors LLC; Cuna Brokerage Services; Cuso Financial Services; D.A. Davidson & Company; DailyAccess Corporation; Davenport & Co. LLC; David A. Noyes & Co.; Deutsche Bank Securities Inc.; Donegal Securities, Inc.; Eaton Vance Distributors, Inc.; Edward D. Jones & Co.; Emerson Equity, LLC; Empower Retirement; EnRich Financial Partners; Envestnet Asset Management, Inc.; Epic Advisors, Inc.; Equity Services Inc.; Essex National Securities, Inc.; Evensky & Katz; Executive Monetary Management, Inc.; Federal Street Advisors, Inc.; Fidelity; Fiduciary Investment Advisors, LLC; Fifth Third Securities, Inc.; Financial Foundations, Inc.; First Allied Securities; First Command Financial Planning, Inc.; First Tennessee Brokerage, Inc.; Freedman Financial Associates, Inc.; Frost Brokerage Services Inc.; FSC Securities Corporation; Garden State Securities, Inc.; Geneos Wealth Management, Inc.; Gordon Asset Management, LLC; Great-West Life & Annuity Insurance Co.; Guggenheim Funds Distributors, Inc.; GWN Securities, Inc.; H. Beck Inc.; H.D. Vest Investment Securities, Inc.; Harbor Financial Services, LLC; Hartford Funds Distributors; Heim Young & Associates, Inc.; Hightower Securities, LLC; Hilliard Lyons; Hudock Moyer Wealth Resources LLC; IFC Holdings, Inc.; Independent Financial Group, LLC; Infinex Investment, Inc.; Integrity Wealth Management; Invest Financial Corp.; Investment Centers of America; Investment Professionals, Inc.; Investors Portfolio Services LLC; J.P. Morgan Securities, LLC; J.W. Cole Financial, Inc.; James T. Borello & Co.; Janney Montgomery Scott, Inc.; JHS Capital Advisors, Inc.; Kistler-Tiffany Advisors; KMS Financial Services, Inc.; Kovack Securities, Inc.; Kraematon Investment Advisors, Inc.; Ladenburg Thalmann Asset Management Inc.; Lane Bridgers Associates LLC; Lattice Strategies; Lazard Asset Management Canada, Inc.; Lenox Wealth Advisors, Inc.; Lincoln Financial Advisors Corp.; Live Your Vision, LLC; Lockton Companies, Inc.; LPL Financial Corporation; M&T Securities Inc.; M

Holdings Securities, Inc.; Mai Wealth Advisors LLC; Mainstay Capital Management; MassMutual Retirement Services; Massey, Quick & Co., LLC; Matrix Financial Solutions; McLaughlin Ryder Investments Inc.; Means Wealth Management; Mercer Investment Consulting, LLC.; Merrill Lynch; Metlife Securities Inc.; Mid Atlantic Capital Corporation; MML Financial Group; Morgan Stanley Smith Barney; Mutual Securities Inc.; National Financial Services, LLC; National Planning Corporation; New York Life Investment Management LLC; Newport Group Securities, Inc.; Next Financial Group Inc.; NFP Securities, Inc.; Northwestern Mutual Investment Services; Oppenheimer & Co., Inc.; Paracle Advisors LLC; Paychex, Inc.; Pension Corporation of America; Pershing, LLC; Personal Financial Profiles, Inc.; Pinnacle Investments, LLC; Principal Financial Services Corp.; Princor Financial Services Corp.; Prosek Partners; Prospera Financial Services; Prudential Investment Management Services LLC; PSA Financial Advisors, Inc.; Purshe Kaplan Sterling Investments; Quest Capital Management, Inc.; RAV Financial Services, LLC; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets Corp.; Reliance Trust; Retirement Plan Advisory Group; Retirement Planning Specialists, Inc.; Rinet Company LLC; Robert W. Baird & Co. Inc.; Rogan & Associates, Inc.; Ropes Wealth Advisors; Royal Alliance Associates, Inc.; SagePoint Financial, Inc.; Sageview Advisory Group; Santander Securities Corp.; SBK Financial, Inc.; Securian Financial Services Inc.; Securities America, Inc.; Securities Service Network, Inc.; Segal RogersCasey; Sentinel Securities, Inc.; Sequoia Financial Advisors, LLC; Sheridan Capital Management; Sigma Financial Services; Signator Investors Inc.; SII Investments Inc.; Sloy, Dahl & Holst, Inc.; Smith, Moore & Co., Inc.; Soltis Investment Advisors; Sontag Advisory, LLC; Sound Financial Planning Inc.; Spectrum Investment Advisors, Inc.; Stancorp Investment Advisers, Inc.; Stephens Inc.; Sterne Agee Financial Services; Stifel, Nicolaus & Co., Inc.; Stockcross Financial Services, Inc.; Strategic Wealth Management, Inc.; Summit Brokerage Services Inc.; SunTrust Investment Services; SWBC Investment Services, LLC; T2 Asset Management, LLC; Tanglewood Legacy Advisors LLC; TD Ameritrade, Inc.; The Caring Advisors LLC; Transamerica Retirement Solutions; UBS Financial Services, Inc.; United Planners Financial Services; Voya Financial Advisors; VSR Financial Services, Inc.; Waddell & Reed Inc.; Wayne Hummer Investments LLC; Wealth Management Advisors Inc.; Wellington Management Company; Wells Fargo Advisors, LLC; West Virginia State Treasurer’s Office; WFG Investments, Inc.; Woodbury Financial Services, Inc.; Wunderlich Securities, Inc.; WWK Investments, Inc.

COMMISSIONS TO DEALERS

Because the Funds had not commenced operations as of the date of this SAI, there is no information regarding the aggregate dollar amount of commissions received by HFD for the sale of Fund shares.

CLASS A SHARES

Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Emerging Markets Equity Fund, International Stock Fund, International Multi-Cap Value Fund, US Small Cap Opportunities Fund and US Small/Mid Cap Opportunities Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	5.50%	5.82%	4.75%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

Emerging Markets Debt and Currency Fund, Income Builder Fund, Tax-Aware Bond Fund, Emerging Markets Multi-Sector Bond Fund, Global Strategic Bond Fund

AMOUNT OF PURCHASE	FRONT-END SALES CHARGE AS A PERCENTAGE OF OFFERING PRICE	FRONT-END SALES CHARGE AS A PERCENTAGE OF AMOUNT INVESTED	COMMISSION AS PERCENTAGE OF OFFERING PRICE
Less than $50,000	4.50%	4.71%	3.75%
$50,000 or more but less than $100,000	4.00%	4.17%	3.50%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.00%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)         Investments of $1 million or more in Class A shares may be made with no front-end sales charge.  However, there may be a contingent deferred sales charge (CDSC) of 1% assessed on any sales of shares made within 18 months of purchase, unless a waiver applies.  For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions.  Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.  This CDSC will not apply where the selling broker dealer was not paid a commission.

HFD may pay up to the entire amount of the sales commission to particular broker-dealers.  In addition, HFD may provide compensation to dealers of record for certain shares purchased without a sales charge. HFD also may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million.  Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.  For example, if a shareholder has accumulated investments in excess of $30 million (but less than $40 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

CLASS C SHARES

HFD pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

HFD’s principal business address is 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087.  HFD is an indirect subsidiary of The Hartford.  The Hartford may be deemed to control HFD through its indirect ownership of HFD.

DISTRIBUTION PLANS

The Board has approved the adoption of a separate distribution plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R3 and Class R4 shares.  HFD or its affiliates are entitled to retain all service fees payable for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HFD or its affiliates for shareholder accounts.

CLASS A PLAN.  Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities.  The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

CLASS C PLAN.  Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.  HFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested.  As compensation for such advance, HFD may retain the service fee paid by a Fund with respect to such shares for the first year after purchase.  Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase.  Brokers may from time to time be required to meet certain other criteria in order to receive service fees.   The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

CLASS R3 PLAN.  Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities.

CLASS R4 PLAN.  Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities.  The entire amount of the fee may be used for shareholder account servicing activities.

GENERAL.  Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to:  (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund’s shares; (b) compensation to employees of HFD; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HFD incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; and (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of HFD). Service fees paid under the Plans are payments for the provision of personal service and/or the maintenance of shareholder accounts.  These Plans are considered compensation type plans, which means that the Funds pay HFD the entire fee regardless of HFD’s expenditures.   Even if HFD’s actual expenditures exceed the fee payable to HFD at any given time, the Funds will not be obligated to pay more than that fee.  If HFD’s actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.

In accordance with the terms of the Plans, HFD provides to each Fund, for review by the Company’s Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.  In its quarterly review of the Plans, the Company’s Board of Directors reviews the level of compensation the Plans provide.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans.  In approving the Plans, the directors identified and considered a number of potential benefits that the Plans may provide to the Funds and their shareholders, including shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads.  The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders.  Under its terms, each Plan remains in effect from year to year provided such continuance is approved annually by vote of the directors of the Company in the manner described above.  The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected by the increase, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above.  A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the Board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the relevant Fund.  A Plan will automatically terminate in the event of its assignment.

For the fiscal year ended October 31, 2015, the Predecessor Funds paid the 12b-1 fees listed below.

Fund Name	Advisor Class
Emerging Markets Debt and Currency Fund	$17,182
Tax-Aware Bond Fund	$1,066
Emerging Markets Equity Fund	$125,220
Emerging Markets Multi-Sector Bond Fund	$4,533
Income Builder Fund	$3,537
Global Strategic Bond Fund	$2,081
International Stock Fund	$13,269

Fund Name	Advisor Class
International Multi-Cap Value Fund	$58,185
US Small Cap Opportunities Fund	$2,334
US Small/Mid Cap Opportunities Fund	$14,061

SHAREHOLDER SERVICE PLAN

Effective December 19, 2014, each Predecessor Fund adopted a shareholder service plan (the “Service Plan”) with respect to its Advisor Shares and Investor Shares.  Under the Service Plan, each Predecessor Fund made payments out of the assets attributable to its Advisor Shares or its Investor Shares to SIMNA, Schroder Fund Advisors LLC, and such other financial intermediaries and entities that from time to time provided shareholder services and/or incurred expenses directly or indirectly supporting or relating to the shareholder servicing function for holders of Advisor Shares and Investor Shares as compensation for such services and expenses. The fees under the Service Plan were also used to compensate financial intermediaries who held Advisor Shares or Investor Shares on their clients’ behalf and provide sub-administration, sub-transfer agency, and/or other shareholder services to them. All shareholders of a class of shares subject to the Service Plan bear the fees under the Service Plan irrespective of whether the specific shareholder holds through an intermediary or is a recipient of the services for which the fees under the Service Plan serve as compensation.

Payments under the Service Plan were made at an annual rate of up to 0.15% of a Predecessor Fund’s average daily net assets attributable to the applicable share class. The fees under the Service Plan were separate from the payments made under the Predecessor Funds’ 12b-1 plans and were not made for distribution services or expenses. SIMNA, Schroder Fund Advisors LLC, or any of their affiliates, may have, from time to time, also made payments to financial intermediaries to compensate them for the provision of sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources.

During the fiscal year ended October 31, 2015, the Predecessor Funds paid fees under the Service Plan in the following amounts:

Fund Name
Emerging Markets Debt and Currency Fund	$231,099
Tax-Aware Bond Fund	$63,466
Emerging Markets Equity Fund	$1,213,377
Emerging Markets Multi-Sector Bond Fund	$11,170
Income Builder Fund	$11,751
Global Strategic Bond Fund	$12,572
International Stock Fund	$160,767
International Multi-Cap Value Fund	$327,818
US Small Cap Opportunities Fund	$176,118
US Small/Mid Cap Opportunities Fund	$75,222

PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase of Fund shares, see “How to Buy and Sell Shares — Buying Shares” in the Funds’ prospectuses.

AVAILABILITY OF CLASS A SALES CHARGE WAIVERS.  The availability to you of any Class A sales charge waiver may depend upon the policies, procedures and trading platforms of your Financial Intermediary.  If a shareholder holds shares through a financial intermediary, it is the shareholder’s responsibility to inform the shareholder’s financial intermediary of any relationship or other facts qualifying the shareholder for a sales charge reduction or waiver.  For more information, contact your Financial Intermediary.

EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS.  Certain accounts held on the Funds’ books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds.  These underlying accounts are maintained by entities such as Financial Intermediaries and are subject to the applicable initial purchase minimums as described in the prospectuses.  However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

For a description of how a shareholder may redeem his/her shares of a Fund, or how he/she may sell shares, see “About Your Account — Selling Shares” in the Funds’ prospectuses.

RIGHTS OF ACCUMULATION.  Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (“Hartford HLS Funds”)) and 529 college savings plan accounts administered by The Hartford at the price that applies to the total of: (a) the dollar amount the investor is currently purchasing plus (b) an amount equal to the then-current (as of the business day immediately prior to the current purchases) net asset value of the purchasing investor’s holdings of all shares (other than Class R3, Class R4, Class R5, and any class of a Hartford HLS Fund) and 529 college savings plan accounts administered by The Hartford. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members.  “Family members” means: (a) for accounts opened on or after August 16, 2004, the owner’s spouse (or legal equivalent recognized under state law) and any children under 21 and (b) for accounts opened before August 16, 2004, an owner’s spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws.  As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A shares.  Acceptance of a purchase order using the rights of accumulation is subject to confirmation that the purchaser qualifies to exercise such rights.  Employer sponsored retirement plans or certain tax qualified retirements accounts may also receive the price calculated under the rights of accumulation as long as the transfer agent or the financial intermediary is notified at the time of purchase.  The rights of accumulation may be amended or terminated at any time with respect to subsequent purchases.  HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.’s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

LETTER OF INTENT.  Any person may qualify for a reduced sales charge on purchases of Class A shares pursuant to a Letter of Intent (“LOI”), which is an agreement to purchase a certain number of shares of one or more Funds within a thirteen-month period.  Class A shares acquired through the reinvestment of distributions do not count toward completing the LOI.  A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under “Rights of Accumulation.”  Such value is determined based on the shares’ public offering price on the date of the LOI.  During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased.  Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated in the LOI has been purchased.  A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI.  If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares’ sales charge schedule will be applied to such additional Class A share purchases.  Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder’s account at the applicable offering price.  If the specified amount of the LOI is not purchased with the required thirteen-month period, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time.  If the Class A shareholder does not pay such difference in sales charge within thirty days after a written request by HASCO, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases made in connection with a LOI may include holdings as described above under “Rights of Accumulation.”  Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.  HASCO must be notified by you or your broker each time a qualifying purchase is made.

SYSTEMATIC WITHDRAWAL PLAN (SWP).  The SWP is designed to provide a convenient way for a shareholder to receive fixed payments at regular intervals from shares of a Fund deposited by the SWP account holder.  The shareholder must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000 in order to set up a SWP.  Periodic withdrawals of $50 or more per Fund will be sent to the SWP account holder, or any person designated by him or her, monthly or quarterly.

Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share of the relevant Fund in effect on the record date.

SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account.  These redemptions are potentially taxable transactions for shareholders.  To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account.  In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the account holder, (2) by telephone requests to the Fund by the registered account owner, (3) upon receipt by the Fund of appropriate evidence of the account holder’s death, (4) if the Fund is unable to obtain an accurate address for the account holder or (5) when all shares under the SWP have been redeemed.  Each Fund pays the fees associated with maintaining the SWPs.

SPECIAL REDEMPTIONS.  Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities rather than cash as prescribed by the applicable Company’s directors.  When the shareholder sells portfolio securities received in this fashion, he/she would incur brokerage charges.  Any such securities would be valued for the purposes of making such payments at the same value as used in determining net asset value.  The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

EXCHANGES. This section supplements the section entitled “Exchanging Shares” in each Fund’s prospectus.  Under certain circumstances, Class A shares of a Fund may be exchanged for Class I shares of the same Fund if you become eligible to purchase Class I shares after you initially purchased the Class A shares.  Similarly, if you hold Class C shares of a Fund and subsequently open a proprietary, fee-based or wrap account with a financial intermediary that has an agreement with HFD, you may exchange your Class C shares for Class I shares of the same Fund provided that the Class C shares are no longer subject to a CDSC and the conditions for investing in Class I shares described in the applicable Fund’s prospectus are satisfied.  All exchanges are made at net asset value.

Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or (ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.  If neither condition is satisfied in connection with a proposed exchange of Class Y shares of a Fund for shares of another Fund, such Class Y shares may be exchanged for Class A shares of the other Fund.

HFD reserves the right at any time in its sole discretion to modify the exchange privilege in certain circumstances.  All exchanges are subject to the exchanging shareholder meeting any investment minimum or eligibility requirements.  Please consult your financial advisor to discuss tax implications, if any, of an exchange.

DEFERRED SALES CHARGE ON CLASS A and CLASS C.   Class A shares that were purchased without a front-end sales charge and are redeemed within eighteen months of purchase and Class C shares that are redeemed within one year of purchase are generally subject to a CDSC at the rates set forth in each Fund’s prospectus, calculated as a percentage of the dollar amount subject to the CDSC.  The CDSC is assessed on an amount equal to the lesser of the current market value or the original purchase price of the Class A or Class C shares being redeemed.  No CDSC is imposed on increases in account value above the initial purchase price, including all shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, varies depending on how long the shares were held before redemption of such shares.  Solely for purposes of determining the holding period for purchases of Class C shares during a month, all payments during the month will be aggregated and deemed to have been made on the first day of the month.  The CDSC will be calculated in a manner that results in the lowest applicable rate being charged.  To determine whether a CDSC applies, a Fund redeems shares in the following order: (1) shares representing an increase over the original purchase price; (2) shares acquired through reinvestment of dividends and capital gains distributions; and (3) Class C shares held over 1 year.

When you request a redemption, the specified dollar amount will be redeemed from your account plus any applicable CDSC.  If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares.  The combination of the CDSC and the distribution and service fees makes it possible for the applicable Fund to sell the Class C shares without a sales charge being deducted, and to sell Class A shares with a 2.00%, 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

The CDSC will be waived on redemptions of Class C shares and of Class A shares that are subject to the CDSC in the circumstances set forth in each Fund’s prospectus.

SUSPENSION OF REDEMPTIONS.  A Fund may not suspend a shareholder’s right of redemption, or postpone payment for a redemption for more than seven days, unless permitted by law, when the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) is determined for each class of the Fund’s shares as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, the “Valuation Time”) on each day that the Exchange is open (the “Valuation Date”).  The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange.  If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, the Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law.  The net asset value for each class of shares is determined by dividing the value of that Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.  Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

A Fund’s maximum offering price per Class A shares is determined by adding the maximum sales charge to the net asset value per share.  Class C, Class I, Class R3, Class R4, Class R5, Class SDR and Class Y are offered at net asset value without the imposition of an initial sales charge.

CAPITALIZATION AND VOTING RIGHTS

The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001.  The series of The Hartford Mutual Funds II, Inc. (the “Hartford II Funds”) became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001.  Prior to the reorganization, the Hartford II Funds were organized as Minnesota corporations or portfolios of Minnesota corporations.  The authorized capital stock of the Company consists of 162.5 billion shares of common stock, par value $0.0001 per share (“Common Stock”).  The shares of Common Stock are divided into 4 series.

The Board of Directors of the Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the Company.  The Company’s Board of Directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes.

The Directors of the Company have authorized the issuance of the classes of stock for each Fund that are listed on the cover page.  Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities.  The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable.  Such shares have no preemptive or conversion rights and are freely transferable.

As an investment company incorporated in Maryland, the Company is not required to hold routine annual shareholder meetings.  Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds’ independent registered public accounting firm.

Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of the Company’s outstanding shares request it in writing, a meeting of the Company’s shareholders will be held to approve or disapprove the removal of director or directors.

Matters in which the interests of all the Funds of the Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.  Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes.  Each Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), and to qualify as a regulated investment company each year.  If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Company intends each Fund to do, then under the provisions of Subchapter M, the Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).

Each Fund must meet several requirements to maintain its status as a regulated investment company.  These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”). For purposes of determining whether a Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.

If, for any taxable year, a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute taxable dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known.  The Company intends that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders.  Each Fund with “Global” and “International” in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years.  If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any.  Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit.  Shareholders must itemize their deductions in order to deduct foreign taxes.  Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund.  These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.  The Company seeks to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

As of October 31, 2015, the following Predecessor Funds have capital loss carryforwards as indicated below.  Each such Predecessor Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder.  For net capital losses arising in taxable years beginning after December 22, 2010, net capital losses generally will be carried forward indefinitely.  Capital losses from prior taxable years will still expire subject to an eight-year limitation period.  Generally, net capital losses arising in years beginning prior to December 22, 2010 will be used after net capital losses arising in years beginning after December 22, 2010, so that the Funds may have more losses from the earlier periods expire unused.

FUND	SHORT- TERM LOSS	LONG-TERM LOSS	TOTAL	YEAR OF EXPIRATION
Emerging Markets Debt and Currency Fund	$2,550,130	—	$2,550,130	Indefinite
Tax-Aware Bond Fund	$158,416	—	$158,416	Indefinite
Emerging Markets Equity Fund	$124,547,290	$32,801,162	$157,348,452	Indefinite
Emerging Markets Multi-Sector Bond Fund	$1,853,810	$167,404	$2,021,130	Indefinite
Income Builder Fund	$1,851,314	$741,961	$2,593,275	Indefinite
Global Strategic Bond Fund	$2,380,487	$1,206,990	$3,587,477	Indefinite
International Stock Fund	—	—	$3,224,422	2017
International Multi-Cap Value Fund	$2,357,240	$2,064,590	$4,421,830	Indefinite
US Small Cap Opportunities Fund	—	—	—	—
US Small/Mid Cap Opportunities Fund	—	—	—	—

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash.  Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments in below investment grade instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period.  PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow.  PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest).  The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment.  PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

The Funds must accrue income on investments in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) prior to the receipt of the corresponding cash.  However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may use these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.  Tax law is subject to change by legislative, administrative or judicial action.  The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, entities treated as partnerships for U.S. federal income tax purposes, banks and other financial institutions or to non-U.S. taxpayers.  Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes.  This summary does not address any federal estate tax issues that may arise from ownership of Fund shares.  Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

In general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains.  Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares.  Distributions from net short-term capital gains are taxable to a shareholder as ordinary income.  Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares.  To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of that Fund may be eligible for the 70% deduction for dividends received by corporations.  Shareholders will be informed of the portion of dividends which so qualify.  The dividends-received deduction is reduced to the extent the shares held by the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.  Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.  Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend.  Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in the Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains.  Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash.  For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

At the Company’s option, the Company may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund.  The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares.  Since the Company expects each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain.  A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf.  In the event that the Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below).  Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares.  In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund.  Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares.  The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares.  Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets.  This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss.  If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.  In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Company on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss.  For sales charges incurred in taxable years beginning after December 22, 2010, the disallowance of the sales charge only applies to the extent that the subsequently acquired shares are purchased prior to February 1 of the calendar year following the initial sales charge.  In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012.  Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method.  Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.  Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 39.6%.  Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date.  Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.  Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.  Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.  Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.  Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain.  In addition, the federal tax status of each year’s distributions generally is reported to the IRS.  Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty).  Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains.  In addition, under an exemption recently made permanent by Congress, a portion of a Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund.  However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption, and a portion of a Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.  A Fund’s distributions, if any, that are attributable to gains from the sale or exchange of “U.S. real property interests,” which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in “U.S. real property holding corporations,” (including certain non-domestically-controlled REITS), may be taxable to non-U.S. investors and may require such investors to file U.S. income tax returns.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their shares of a Fund.

A Fund may be required to withhold U.S. federal income tax (currently, at a rate of 28%)  (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.  An individual’s taxpayer identification number is his or her social security number.  The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

PRINCIPAL UNDERWRITER

HFD serves as the principal underwriter to each Fund. HFD is located at 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087.

CUSTODIAN

Portfolio securities of the Fund are held pursuant to a Custodian Agreement between the Company and State Street Bank and Trust Company, 500 Pennsylvania Avenue, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2015. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

OTHER INFORMATION

The Hartford has granted the Company the right to use the name “The Hartford” or “Hartford,” and has reserved the right to withdraw its consent to the use of such name by the Company and the Funds at any time, or to grant the use of such name to any other company.

CODE OF ETHICS

Each Fund, HFMC and the Sub-Advisers have each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

FINANCIAL STATEMENTS

The Predecessor Funds’ audited financial statements for the fiscal year ended October 31, 2015, together with the notes thereto, and reports of PricewaterhouseCoopers LLP, the Predecessor Funds’ Independent Registered Public Accounting Firm, are incorporated by reference from the Predecessor Funds’ Annual Report for the fiscal year ended October 31, 2015 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC.  The Company’s audited financial statements for the Funds and related reports of Ernst & Young LLP, the Company’s Independent Registered Public Accounting Firm, will be available in the Funds’ annual reports once the Funds have completed their first annual fiscal period.

The Company’s Annual Reports and Semi-Annual Reports are available without charge by calling the Funds at 1-888-843-7824 or by visiting the Funds’ website at www.hartfordfunds.com or on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors believes that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process.  Pursuant to the Fund’s Policy Related to Proxy Voting, as approved by the Funds’ Board of Directors, HFMC has delegated to the sub-adviser the authority to vote all proxies relating to each sub-advised Fund’s portfolio securities.  The sub-adviser’s exercise of this delegated proxy voting authority on behalf of each Fund is subject to oversight by HFMC.  The sub-adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest.

The policies and procedures used by the investment manager and the sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below.  In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics.  However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser’s policies and procedures, as well as the Funds’ voting records.  For a complete copy of the sub-adviser’s proxy voting policies and procedures, as well as any separate guidelines it uses, please refer to www.hartfordfunds.com.  Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is not available, but once available, can be obtained (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

If a security has not been restricted from securities lending and the security is on loan over a record date, the Fund’s sub-adviser may not be able to vote any proxies for that security.  For more information about the impact of lending securities on proxy voting, see “Lending Portfolio Securities.”

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.’s (“SIMNA’s”) policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940.  Specifically, Rule 206(4)-6 requires that SIMNA:

•              Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

•              Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIMNA voted proxies.

Rule 30b1-4 requires that the U.S. Mutual Funds for which SIMNA serves as an investment adviser (the “Funds”):

•              Disclose their proxy voting policies and procedures in their registration statements; and

•              Annually, file with the SEC and make available to shareholders their actual proxy voting.

(a) Proxy Voting General Principles

SIMNA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIMNA (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with SIMNA to ensure compliance with this proxy voting policy.  The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time.  The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies.  ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIMNA may consider ISS’s and others’ recommendations on proxy issues, SIMNA bears ultimate responsibility for proxy voting decisions.

SIMNA may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of SIMNA’s clients and the interests of SIMNA and/or its employees. SIMNA has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•              Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIMNA;

•              A proponent of a proxy proposal has a client relationship with SIMNA;

•              A proponent of a proxy proposal has a business relationship with SIMNA;

•              SIMNA has business relationships with participants in proxy contests, corporate directors or director candidates;

SIMNA is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIMNA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. SIMNA (or the Team on behalf of SIMNA) will determine whether a proposal is material as follows:

•              Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless SIMNA has actual knowledge that a routine proposal should be treated as material.  For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•              Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless SIMNA determines that neither SIMNA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question.  For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If SIMNA determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIMNA will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the Policy, SIMNA will vote in accordance with such Policy;

B. If SIMNA believes it is in the best interests of clients to depart from the Policy, SIMNA will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, SIMNA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIMNA’s own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and SIMNA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIMNA must take one of the following actions in voting such proxy:  (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by SIMNA; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, SIMNA will vote in accordance with ISS’ recommendation.

Record of Proxy Voting

SIMNA will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

SIMNA will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by SIMNA, the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

SIMNA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

Such records will be maintained for at least six years and may be retained electronically.

Additional Reports and Disclosures for the Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information.  In addition to the records required to be maintained by SIMNA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

For each matter on which a fund is entitled to vote:

•              Name of the issuer of the security;

•              Exchange ticker symbol;

•              CUSIP number, if available;

•              Shareholder meeting date;

•              Brief summary of the matter voted upon;

•              Source of the proposal, i.e., issuer or shareholder;

•              Whether the fund voted on the matter;

•              How the fund voted; and

•              Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds’ actual proxy voting record.  If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

September 2014

APPENDIX A

The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the sub-adviser will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund’s portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. In the case of intermediate ratings, they are included in the category of the primary rating.  For example, BBB- and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.

LONG-TERM CREDIT RATINGS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

STANDARD & POOR’S RATINGS SERVICES (“STANDARD & POOR’S”)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS

MOODY’S

•                                          P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations

•                                          P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations

•                                          P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

•                                          NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

A-1 — A short-term obligation rated “A—1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 — A short-term obligation rated “A—2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A—3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — An issuer designated NR is not rated.

RATING OF MUNICIPAL OBLIGATIONS

STANDARD & POOR’S - MUNICIPAL NOTES.

A Standard & Poor’s municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note..

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S.

SHORT-TERM OBLIGATIONS RATINGS

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1. This designation denotes superior quality.

Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DUAL RATINGS

STANDARD & POOR’S

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

INTERNATIONAL LONG-TERM CREDIT RATINGS

FITCH, INC.

The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•                                          a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•                                          b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•                                          c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•                                          a. the selective payment default on a specific class or currency of debt;

•                                          b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•                                          c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•                                          d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

FITCH, INC.

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

Schroder Absolute Return EMD and Currency Fund

SCHRODER SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2016

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th Floor, New York, NY 10036-8704, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 11, 2016: The proxy statement is available online at:
https://www.proxyonline.com/docs/SchroderFunds2016.pdf.

Schroder Absolute Return EMD and Currency Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization providing for the reorganization of Schroder Absolute Return EMD and Currency Fund into Hartford Schroders Emerging Markets Debt and Currency Fund

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

Schroder Broad Tax-Aware Value Bond Fund

SCHRODER SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2016

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th  Floor, New York, NY 10036-8704, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 11, 2016: The proxy statement is available online at:
https://www.proxyonline.com/docs/SchroderFunds2016.pdf.

Schroder Broad Tax-Aware Value Bond Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization providing for the reorganization of Schroder Broad Tax-Aware Value Bond Fund into Hartford Schroders Tax-Aware Bond Fund

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

Schroder Emerging Market Equity Fund

SCHRODER SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2016

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th  Floor, New York, NY 10036-8704, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 11, 2016: The proxy statement is available online at:
https://www.proxyonline.com/docs/SchroderFunds2016.pdf.

Schroder Emerging Market Equity Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization providing for the reorganization of Schroder Emerging Market Equity Fund into Hartford Schroders Emerging Markets Equity Fund

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

Schroder Emerging Markets Multi-Sector Bond Fund

SCHRODER SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2016

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th  Floor, New York, NY 10036-8704, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 11, 2016: The proxy statement is available online at:
https://www.proxyonline.com/docs/SchroderFunds2016.pdf.

Schroder Emerging Markets Multi-Sector Bond Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization providing for the reorganization of Schroder Emerging Markets Multi-Sector Bond Fund into Hartford Schroders Emerging Markets Multi-Sector Bond Fund

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

Schroder Global Multi-Asset Income Fund

SCHRODER SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2016

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th  Floor, New York, NY 10036-8704, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 11, 2016: The proxy statement is available online at:
https://www.proxyonline.com/docs/SchroderFunds2016.pdf.

Schroder Global Multi-Asset Income Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization providing for the reorganization of Schroder Global Multi-Asset Income Fund into Hartford Schroders Income Builder Fund

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

Schroder Global Strategic Bond Fund

SCHRODER SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2016

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th  Floor, New York, NY 10036-8704, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 11, 2016: The proxy statement is available online at:
https://www.proxyonline.com/docs/SchroderFunds2016.pdf.

Schroder Global Strategic Bond Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization providing for the reorganization of Schroder Global Strategic Bond Fund into Hartford Schroders Global Strategic Bond Fund

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

Schroder International Multi-Cap Value Fund

SCHRODER SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2016

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th  Floor, New York, NY 10036-8704, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 11, 2016: The proxy statement is available online at:
https://www.proxyonline.com/docs/SchroderFunds2016.pdf.

Schroder International Multi-Cap Value Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization providing for the reorganization of Schroder International Multi-Cap Value Fund into Hartford Schroders International Multi-Cap Value Fund

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

Schroder U.S. Small and Mid Cap Opportunities Fund

SCHRODER SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2016

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th  Floor, New York, NY 10036-8704, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 11, 2016: The proxy statement is available online at:
https://www.proxyonline.com/docs/SchroderFunds2016.pdf.

Schroder U.S. Small and Mid Cap Opportunities Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization providing for the reorganization of Schroder U.S. Small and Mid Cap Opportunities Fund into Hartford Schroders US Small/Mid Cap Opportunities Fund

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

Schroder International Alpha Fund

SCHRODER CAPITAL FUNDS (DELAWARE)

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2016

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th  Floor, New York, NY 10036-8704, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 11, 2016: The proxy statement is available online at:
https://www.proxyonline.com/docs/SchroderFunds2016.pdf.

Schroder International Alpha Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization providing for the reorganization of Schroder International Alpha Fund into Hartford Schroders International Stock Fund

THANK YOU FOR VOTING

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

Schroder U.S. Opportunities Fund

SCHRODER CAPITAL FUNDS (DELAWARE)

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2016

The undersigned, revoking previous proxies, hereby appoint(s) Mark A. Hemenetz, Carin F. Muhlbaum, Alan M. Mandel, Abby L. Ingber and Reid B. Adams, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the above-mentioned Fund, a series of the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, 38th Floor, New York, NY 10036-8704, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 713-9968.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 11, 2016: The proxy statement is available online at:
https://www.proxyonline.com/docs/SchroderFunds2016.pdf.

Schroder U.S. Opportunities Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of the Trust.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  Example:  •

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization providing for the reorganization of Schroder U.S. Opportunities Fund into Hartford Schroders US Small Cap Opportunities Fund

THANK YOU FOR VOTING

PART C

OTHER INFORMATION

Item 15.                 Indemnification

Article V, paragraph (f) of the Registrant’s Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant’s board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b).  This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i),or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted).  A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant’s various agreements with its service providers provide for indemnification.

Item 16.	Exhibits

	1.(i)	Articles of Amendment and Restatement (incorporated by reference to Post-Effective Amendment No. 101 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2007)

	1.(ii)	Articles Supplementary dated March 14, 2007 (incorporated by reference to Post-Effective Amendment No. 103 to Registration Statement on Form N-1A (File No. 002-11387) filed on May 30, 2007)

	1.(iii)	Articles Supplementary dated July 9, 2010 (incorporated by reference to Post-Effective Amendment No. 111 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2010)

	1.(iv)	Articles of Amendment dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 115 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2011)

	1.(v)	Articles Supplementary dated August 10, 2011(incorporated by reference to Post-Effective Amendment No. 115 to Registration Statement on Form N-1A (File No. 002-11387) filed on September 30, 2011)

	1.(vi)	Articles Supplementary dated October 27, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 7, 2014)

	1.(vii)	Articles Supplementary dated February 18, 2015 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)

	1.(viii)	Articles of Amendment dated February 19, 2016 (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 29, 2016)

	1.(ix)	Articles of Supplementary dated June 14, 2016 (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

	1.(x)	Certificate of Correction dated July 13, 2016 (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

	2.	Amended and Restated Bylaws (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)

3.	Not Applicable

4.	Form of Agreement and Plan of Reorganization is incorporated herein as Appendix A to the combined Proxy Statement/Prospectus

5.	Not Applicable

6.(i)

Form of Amended and Restated Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 123 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2014)

6.(ii)

Schedules A and B to the Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 29, 2016)

6.(iii)	Form of Investment Management Agreement (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

6.(iv)

Form of Investment Sub-Advisory Agreement with Wellington Management Company, LLP dated January 1, 2013 (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

6.(v)	Novation Agreement dated December 4, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)

6.(vi)

Form of Sub-Advisory Agreement with Schroder Investment Management North America Inc. (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

6.(vii)

Form of Sub-SubAdvisory Agreement with Schroder Investment Management North American Limited (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

7.(i)

Amended and Restated Principal Underwriting Agreement  (incorporated by reference to Post-Effective Amendment No. 125 to Registration Statement on Form N-1A (File No. 002-11387) filed on August 27, 2014)

7.(ii)

Amendment No. 1 to Principal Underwriting Agreement dated November 22, 2013 (incorporated by reference to Post- Effective Amendment No. 122 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 19, 2013)

7.(iii)

Amendment Number 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 125 to Registration Statement on Form N-1A (File No. 002-11387) filed on August 27, 2014)

7.(iv)

Amendment Number 3 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 125 to Registration Statement on Form N-1A (File No. 002-11387) filed on August 27, 2014)

7.(v)

Amendment Number 4 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 002-11387) filed on November 7, 2014)

7.(vi)

Amendment Number 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 130 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 22, 2015)

7.(vii)

Amendment Number 6 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 29, 2016)

7.(viii)	Form of Amendment Number 7 to Principal Underwriting Agreement (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

7.(ix)	Form of Selling Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 29, 2016)

8.	Not Applicable

9.

Custodian Agreement with State Street Bank and Trust Company dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)

10.(i)	Form of Amended and Restated Rule 12b-1 Plan of Distribution (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

10.(ii)	Form of Rule 18f-3 Plan (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

11.

Opinion and Consent of Counsel as to legality of the securities being registered (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

12.	Opinion and Consent of Ropes and Gray LLP as to tax matters (to be filed by amendment)

13.(i)

Transfer Agency and Service Agreement with Hartford Administrative Services Company dated December 1, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)

13.(ii)

Fund Accounting Agreement with Hartford Funds Management Company, LLC dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 27, 2015)

13.(iii)	Amendment One to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 130 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 22, 2015)

13.(iv)	Amendment Two to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 130 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 22, 2015)

13.(v)	Amendment Three to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 29, 2016)

13.(vi)	Form of Amendment Four to Fund Accounting Agreement (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

13.(vii)	Form of Amended and Restated Expense Limitation Agreement (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

13.(viii)	Form of Amended and Restated Transfer Agency Fee Waiver Agreement (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 1, 2016)

13.(ix)	Form of Sub-Advisory Fee Waiver Agreement (incorporated by reference to Post-Effective Amendment No. 120 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28, 2013)

14.	Consent of Independent Registered Public Accounting Firm (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-212807) filed on August 31, 2016)

15.	Not Applicable

16.	Power of Attorney (incorporated by reference to Post-Effective Amendment No. 134 to Registration Statement on Form N-1A (File No. 002-11387) filed on August 12, 2016)

Item 17.                          Undertakings

1.                          The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of  Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.                          The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.                          The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the reorganizations described in this registration statement that contains an opinion of counsel supporting the tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Radnor, and Commonwealth of Pennsylvania, on the 9th day of September 2016.

THE HARTFORD MUTUAL FUNDS II, INC.

By:	/s/ James E. Davey
James E. Davey
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James E. Davey	Director, President and Chief Executive Officer	September 9, 2016
James E. Davey

/s/ Michael J. Flook	Controller & Treasurer	September 9, 2016
Michael J. Flook	(Chief Accounting Officer & Chief Financial Officer)

*	Director	September 9, 2016
Hilary E. Ackermann

*	Director	September 9, 2016
Lynn S. Birdsong

*	Director	September 9, 2016
Christine Detrick

*	Director	September 9, 2016
Duane E. Hill

*	Director	September 9, 2016
Sandra S. Jaffee

*	Chairman of the Board and Director	September 9, 2016
William P. Johnston

*	Director	September 9, 2016
Phillip O. Peterson

*		Director	September 9, 2016
Lemma W. Senbet

/s/ Alice A. Pellegrino			September 9, 2016
* By:	Alice A. Pellegrino
Attorney-in-fact

* Pursuant to Power of Attorney (previously filed).